Exhibit 10.15
MASTER
LAND AND BUILDING LEASE
among
FIGRYANH LLC, FIGRYANH-1 LLC, FIGRYANH-2 LLC, FIGRYANH-3 LLC,
FIGRYANH-4 LLC, FIGRYANH-5 LLC, FIGRYANH-6 LLC, FIGRYANH-7 LLC,
FIGRYANH-8 LLC, FIGRYANH-9 LLC, FIGRYANH-10 LLC, FIGRYANH-11 LLC,
FIGRYANH-12 LLC, FIGRYANH-13 LLC, FIGRYANH-14 LLC, FIGRYANH-15 LLC,
FIGRYANH-16 LLC,
each a Delaware limited liability company,
collectively, as LANDLORD
and
FIRE MOUNTAIN RESTAURANTS, LLC,
a Delaware limited liability company
HOMETOWN BUFFET, INC.,
a Minnesota corporation
and OCB Restaurant Company, LLC,
a Minnesota limited liability company
collectively, as TENANT
November 1, 2006
MASTER LAND AND BUILDING LEASE

MASTER LAND AND BUILDING LEASE
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Exhibit A	Unit Number/Location of Real Properties

Exhibit B	Form of Tenant’s Estoppel Certificate

Exhibit C	Form of Memorandum of Lease

Exhibit D	Form of Individual Lease Agreement

Exhibit E	Form of Individual Lease Guaranty

Exhibit F	Form of Guaranty

Exhibit G	Form of SNDA

Exhibit H	Form of Alabama Broker’s Lien Affidavit

Schedule 1	Restaurant Equipment

Schedule 2	Environmental Reports
MASTER LAND AND BUILDING LEASE
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MASTER
LAND AND BUILDING LEASE
          THIS MASTER LAND AND BUILDING LEASE (the “Lease”) is made and entered into as of November 1, 2006 (the “Commencement Date”), by and among FIGRYANH LLC, FIGRYANH-1 LLC, FIGRYANH-2 LLC, FIGRYANH-3 LLC, FIGRYANH-4 LLC, FIGRYANH-5 LLC, FIGRYANH-6 LLC, FIGRYANH-7 LLC, FIGRYANH-8 LLC, FIGRYANH-9 LLC, FIGRYANH-10 LLC, FIGRYANH-11 LLC, FIGRYANH-12 LLC, FIGRYANH-13 LLC, FIGRYANH-14 LLC, FIGRYANH-15 LLC, FIGRYANH-16 LLC, each a Delaware limited liability company (collectively, “Landlord”) and FIRE MOUNTAIN RESTAURANTS, LLC, a Delaware limited liability company (“FMR”), HOMETOWN BUFFET, INC., A MINNESOTA CORPORATION (“HomeTown”), and OCB Restaurant Company, LLC, a Minnesota limited liability company (“OCB”; FMR, HomeTown and OCB are referred to herein collectively, jointly and severally as “Tenant”).
R E C I T A L S
A. Landlord is the owner of one hundred fourteen (114) tracts of real property (individually, a “Fee Owned Property” and collectively the “Fee Owned Properties”) and Landlord has a leasehold interest in sixteen (16) tracts of real property (individually, a “Groundleased Property” and collectively the “Groundleased Properties”). The Fee Owned Properties and the Groundleased Properties may be referred to herein individually as a “Real Property” or collectively as the “Real Properties”). Each Real Property is more particularly described in Exhibit A attached hereto and for purposes hereof shall include all of Landlord’s right, title and interest in and to all easements, appurtenances and rights relating to the Real Property, including without limitation, Landlord’s right, title, and interest, if any, in and to all (1) adjacent streets, alleys, rights-of-way and any adjacent strips or gores of real estate; (2) the Buildings (as defined below); and (3) the Building Equipment (as defined below). Each building, together with all improvements on or to each tract of Real Property, including but not limited to all site work, landscaping, fixtures, utilities, and other improvements, is individually referred to as the “Building,” and collectively referred to as the “Buildings.” The machinery, equipment and systems necessary for the operation of the Buildings that are “fixtures” pursuant to applicable law, including, but not limited to any heating, ventilation and air-conditioning equipment, canopies, fire sprinklers and fire suppression equipment, lighting, built in walk-in coolers and grill hoods, built-in freezers, built-in sinks, built-in shelving, awnings, and supports for signs (but specifically excluding any such items that are not “fixtures” pursuant to applicable law), are referred to herein collectively as the “Building Equipment.” Each Real Property, together with the related Buildings and Building Equipment are referred to herein individually as a “Demised Property,” and collectively as the “Demised Properties.”
          B. The personal property, equipment and trade fixtures owned or leased by Tenant located at the Buildings on any Demised Properties (other than the Building Equipment) and used in connection with the operation of the business at the Demised Properties are referred to herein collectively as the “Restaurant Equipment”, which shall include, but not be limited to, those items set forth on Schedule 1.
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          C. Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Demised Properties so that Tenant may, in accordance with and subject to the terms, conditions and restrictions of the Lease, operate (or cause the operation of) a RYAN’S STEAKHOUSE restaurant, a FIRE MOUNTAIN STEAKHOUSE restaurant, an OLD COUNTRY BUFFET restaurant, a HOMETOWN BUFFET restaurant, a JJ NORTH restaurant or other Permitted Restaurant Brand (as hereinafter defined) restaurant at each Real Property.
          D. The Lease constitutes a single and indivisible lease of all the Demised Properties collectively, and is not an aggregation of leases for the separate Demised Properties. Neither Landlord nor Tenant would have entered into this Lease except as a single and indivisible lease, and the rental herein has been established on the basis of the price paid by Landlord in its acquisition of the Demised Properties collectively, and not on the basis of the valuation or price of any individual Demised Property.
          NOW, THEREFORE, in consideration of the lease of the Demised Properties and the rents, covenants and conditions herein set forth, Landlord and Tenant do hereby covenant, promise and agree as follows:
ARTICLE I
DEMISE OF PREMISES
          Subject to the terms and conditions contained herein, Landlord does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, for the term hereinafter provided in Article II, the Demised Properties for the use thereof by Tenant, Tenant’s employees, customers, invitees and permitted assigns.
ARTICLE II
TERM
     Section 2.01
          (a) The Lease shall commence on the Commencement Date and terminate on November 1, 2025 for Tranche A (as hereinafter defined) (the “Original Tranche A Lease Term”), May 1, 2026 for Tranche B (as hereinafter defined) (the “Original Tranche B Lease Term”), November 1, 2026 for Tranche C (as hereinafter defined) (the “Original Tranche D Lease Term”), May 1, 2027 (20.5 years after the Commencement Date) for Tranche D (as hereinafter defined) (the “Original Tranche D Lease Term”) and November 1, 2027 for Tranche E (as hereinafter defined) (the “Original Tranche E Lease Term”), unless any such Lease Term is sooner terminated as hereinafter set forth. The “Lease Term,” as such term is used herein, shall mean collectively, the Original Tranche A Lease Term, the Original Tranche B Lease Term, the Original Tranche C Lease Term, the Original Tranche D Lease Term and the Original Tranche E Lease Term, or any of the Original Tranche A Lease Term, the Original Tranche B Lease Term, the Original Tranche C Lease Term, the Original Tranche D Lease Term or the Original Tranche E Lease Term, as the context may require, as any such Lease Term is extended (or as may be
MASTER LAND AND BUILDING LEASE

extended) pursuant to Section 2.02 below, unless sooner terminated as hereinafter set forth. “Tranche A” shall mean the tranche for the Tranche A Demised Properties; “Tranche A Demised Properties” shall mean collectively the Tranche A Demised Properties described on Exhibit A; “Tranche A Demised Property” shall mean each of the Tranche A Demised Properties; “Tranche B” shall mean the tranche for the Tranche B Demised Properties; “Tranche B Demised Properties” shall mean collectively the Tranche B Demised Properties described on Exhibit A; “Tranche B Demised Property” shall mean each of the Tranche B Demised Properties; “Tranche C” shall mean the tranche for the Tranche C Demised Properties; “Tranche C Demised Properties” shall mean collectively the Tranche C Demised Properties described on Exhibit A; “Tranche C Demised Property” shall mean each of the Tranche C Demised Properties; “Tranche D” shall mean the tranche for the Tranche D Demised Properties; “Tranche D Demised Properties” shall mean collectively the Tranche D Demised Properties described on Exhibit A; “Tranche D Demised Property” shall mean each of the Tranche D Demised Properties; “Tranche E” shall mean the tranche for the Tranche E Demised Properties; “Tranche E Demised Properties” shall mean collectively the Tranche E Demised Properties described on Exhibit A; “Tranche E Demised Property” shall mean each of the Tranche E Demised Properties; “Tranches” shall mean collectively, Tranche A, Tranche B, Tranche C, Tranche D and Tranche E; “Tranche” shall mean each of Tranche A, Tranche B, Tranche C, Tranche D and Tranche E; “Demised Properties” shall mean collectively, the Tranche A Demised Properties, the Tranche B Demised Properties, the Tranche C Demised Properties, the Tranche D Demised Properties and the Tranche E Demised Properties, and “Demised Property” shall mean each of a Tranche A Demised Property, a Tranche B Demised Property, a Tranche C Demised Property, a Tranche D Demised Property or a Tranche E Demised Property.
Notwithstanding the foregoing, there may be different Expiration Dates (as defined below) for some of the Groundleases Properties and the Lease Term for any particular Groundleased Property which is a leasehold shall be determined based upon the remaining term of the applicable Prime Lease (as hereinafter defined), and shall in any event expire on the earlier of (i) the date that is one day prior to the date on which the applicable Prime Lease expires and (ii) the last day of the Original Lease Term or if Tenant elects to extend the Lease Term as provided herein, the last day of applicable Option Period.
          (b) This Lease shall be deemed to be in full force and effect upon the Commencement Date. Tenant shall be deemed in possession of the Demised Properties upon the Commencement Date.
          (c) As used herein, the following terms have the meanings indicated:
               “Expiration Date” shall mean, with respect to any Groundleased Properties, the last day of the Lease Term.
               “Prime Landlord” shall mean, individually, each of the landlords under a Prime Lease (or a specific landlord under a specific Prime Lease) and, collectively, all of the landlords under all of the Prime Leases, as the case may be.
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               “Prime Lease(s)” shall mean any and all ground leases or other underlying leases demising any Demised Properties (or portion thereof) from time to time which are superior to this Lease with respect to such Demised Properties, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereto. Individually, Prime Lease shall mean each superior lease demising an individual Demised Properties (or a specific superior lease demising a specific Demised Properties) and, collectively, all of the superior leases encumbering all of the Demised Properties, as the case may be.
     Section 2.02
          (a) Tenant shall have the option to extend the term of this Lease for up to four (4) separate option periods upon and subject to the terms set forth below in this Section 2.02. The first option period (the “First Option Period”) for each Tranche shall commence at the expiration of the Original Lease Term of such Tranche. The second option period (the “Second Option Period”) for each Tranche shall commence at the expiration of the First Option Period of such Tranche. The third option period (the “Third Option Period”) of each Tranche shall commence at the expiration of the Second Option Period of such Tranche. The fourth option period (the “Fourth Option Period”) of each Tranche shall commence at the expiration of the Third Option Period of such Tranche. The First Option Period, the Second Option Period, the Third Option Period and the Fourth Option Period for each Tranche are sometimes referred to herein collectively as the “Option Periods” and individually as an “Option Period” for such Tranche. Each Option Period for each Tranche shall continue for a period of five (5) years from the commencement date of such Option Period for such Tranche. Except as otherwise expressly provided herein, all of the terms and conditions of this Lease applicable to the Original Lease Term for each Tranche shall continue to apply during each Option Period for such Tranche.
          (b) To validly extend the Lease Term for the First Option Period for each Tranche for all the Demised Properties for such Tranche subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Lease Term for such Tranche, and (ii) as of the date such written notice is delivered to Landlord, and as of the date the First Option Period for such Tranche is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (c) To validly extend the Lease Term for the First Option Period for some, but not all, Tranche A Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche A PE First Option Period” and such option, a “Tranche A PE First Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Tranche A Lease Term; (ii) Tenant’s written notice electing to extend the Original Tranche A Lease Term shall list the Tranche A Demised Properties that Tenant desires be subject to such extension (the “Tranche A PE First Option Extension Properties”) provided, however, that the Tranche A PE First Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche A Demised Properties covered by the Lease immediately
MASTER LAND AND BUILDING LEASE

preceding the Tranche A PE First Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche A PE First Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the First Option Period for some, but not all, Tranche B Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche B PE First Option Period” and such option, a “Tranche B PE First Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Tranche B Lease Term; (ii) Tenant’s written notice electing to extend the Original Tranche B Lease Term shall list the Tranche B Demised Properties that Tenant desires be subject to such extension (the “Tranche B PE First Option Extension Properties”) provided, however, that the Tranche B PE First Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche B Demised Properties covered by the Lease immediately preceding the Tranche B PE First Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche B PE First Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the First Option Period for some, but not all, Tranche C Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche C PE First Option Period” and such option, a “Tranche C PE First Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Tranche C Lease Term; (ii) Tenant’s written notice electing to extend the Original Tranche C Lease Term shall list the Tranche C Demised Properties that Tenant desires be subject to such extension (the “Tranche C PE First Option Extension Properties”) provided, however, that the Tranche C PE First Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche C Demised Properties covered by the Lease immediately preceding the Tranche C PE First Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche C PE First Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the First Option Period for some, but not all, Tranche D Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche D PE First Option Period” and such option, a “Tranche D PE First Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Tranche D Lease Term; (ii) Tenant’s written notice electing to extend the Original Tranche D Lease Term shall list the Tranche D Demised Properties that Tenant desires be subject to such extension (the “Tranche D PE First Option Extension Properties”) provided, however, that the Tranche D PE First Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche D Demised Properties covered by the Lease immediately preceding the Tranche D PE First Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche D PE First Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
MASTER LAND AND BUILDING LEASE

To validly extend the Lease Term for the First Option Period for some, but not all, Tranche E Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche E PE First Option Period” and such option, a “Tranche E PE First Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Tranche E Lease Term; (ii) Tenant’s written notice electing to extend the Original Tranche E Lease Term shall list the Tranche E Demised Properties that Tenant desires be subject to such extension (the “Tranche E PE First Option Extension Properties”) provided, however, that the Tranche E PE First Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche E Demised Properties covered by the Lease immediately preceding the Tranche E PE First Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche E PE First Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease. “PE First Option Periods” shall mean collectively, the Tranche A PE First Option Period, the Tranche B PE First Option Period, the Tranche C PE First Option Period, the Tranche D PE First Option Period and the Tranche E PE First Option Period; and “PE First Option Period” shall mean each of the Tranche A PE First Option Period, the Tranche B PE First Option Period, the Tranche C PE First Option Period, the Tranche D PE First Option Period and the Tranche E PE First Option Period.
          (d) To validly extend the Lease Term for the Second Option Period for each Tranche for all the Demised Properties of such Tranche under the Lease, (i) Tenant must have validly extended the Lease for the First Option Period (whether such First Option Period is for all Demised Properties for such Tranche under the Lease or a PE First Option Period) for such Tranche (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the First Option Period for such Tranche, and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Second Option Period for such Tranche is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (e) To validly extend the Lease Term for the Second Option Period for some, but not all, Tranche A Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche A PE Second Option Period” and such option, a “Tranche A PE Second Option”) (i) Tenant must have validly extended the Lease for the First Option Period (whether such First Option Period is for all Demised Properties under the Lease or a PE First Option Period) for such Tranche, (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche A First Option Period; (iii) Tenant’s written notice electing to extend the Tranche A First Option Period shall list the Tranche A Demised Properties that Tenant desires be subject to such extension (the “Tranche A PE Second Option Extension Properties”) provided, however, that the Tranche A PE Second Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche A Demised Properties covered by the Lease immediately preceding the Tranche A PE Second Option Period; and (iv) as of the date such written notice is delivered to Landlord, and as of the date the Tranche A PE Second Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
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To validly extend the Lease Term for the Second Option Period for some, but not all, Tranche B Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche B PE Second Option Period” and such option, a “Tranche B PE Second Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche B First Option Period; (ii) Tenant’s written notice electing to extend the Tranche B First Option Period shall list the Tranche B Demised Properties that Tenant desires be subject to such extension (the “Tranche B PE Second Option Extension Properties”) provided, however, that the Tranche B PE Second Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche B Demised Properties covered by the Lease immediately preceding the Tranche B PE Second Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche B PE Second Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Second Option Period for some, but not all, Tranche C Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche C PE Second Option Period” and such option, a “Tranche C PE Second Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche C First Option Period; (ii) Tenant’s written notice electing to extend the Tranche C First Option Period shall list the Tranche C Demised Properties that Tenant desires be subject to such extension (the “Tranche C PE Second Option Extension Properties”) provided, however, that the Tranche C PE Second Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche C Demised Properties covered by the Lease immediately preceding the Tranche C PE Second Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche C PE Second Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Second Option Period for some, but not all, Tranche D Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche D PE Second Option Period” and such option, a “Tranche D PE Second Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche D First Option Period; (ii) Tenant’s written notice electing to extend the Tranche D First Option Period shall list the Tranche D Demised Properties that Tenant desires be subject to such extension (the “Tranche D PE Second Option Extension Properties”) provided, however, that the Tranche D PE Second Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche D Demised Properties covered by the Lease immediately preceding the Tranche D PE Second Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche D PE Second Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Second Option Period for some, but not all, Tranche E Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche E PE Second Option Period” and such option, a “Tranche E PE Second Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so
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extend not later than twelve (12) months prior to the expiration of the Tranche E First Option Period; (ii) Tenant’s written notice electing to extend the Tranche E First Option Period shall list the Tranche E Demised Properties that Tenant desires be subject to such extension (the “Tranche E PE Second Option Extension Properties”) provided, however, that the Tranche E PE Second Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche E Demised Properties covered by the Lease immediately preceding the Tranche E PE Second Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche E PE Second Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease. “PE Second Option Periods” shall mean collectively, the Tranche A Second Option Period, the Tranche B Second Option Period, the Tranche C Second Option Period, the Tranche D Second Option Period and the Tranche E Second Option Period; and “PE Second Option Period” shall mean each of the Tranche A Second Option Period, the Tranche B Second Option Period, the Tranche C Second Option Period, the Tranche D Second Option Period and the Tranche E Second Option Period.
          (f) To validly extend the Lease Term for the Third Option Period for each Tranche for all the Demised Properties of such Tranche under the Lease, (i) Tenant must have validly extended the Lease for the Second Option Period (whether such Second Option Period is for all Demised Properties for such Tranche under the Lease or a PE Second Option Period) for such Tranche (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Second Option Period for such Tranche, and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Third Option Period for such Tranche is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (g) To validly extend the Lease Term for the Third Option Period for some, but not all, Tranche A Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche A PE Third Option Period” and such option, a “Tranche A PE Third Option”) (i) Tenant must have validly extended the Lease for the Second Option Period (whether such Second Option Period is for all Demised Properties for such Tranche under the Lease or a PE Second Option Period) for such Tranche, (ii) Tenant shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche A Second Option Period; (iii) Tenant’s written notice electing to extend the Lease Term for the Third Option Period shall list the Tranche A Demised Properties that Tenant desires be subject to such extension (the “Tranche A PE Third Option Extension Properties”) provided, however, that the Tranche A PE Third Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche A Demised Properties covered by the Lease immediately preceding the Tranche A PE Third Option Period; and (iv) as of the date such written notice is delivered to Landlord, and as of the date the Tranche A PE Third Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Third Option Period for some, but not all, Tranche B Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche B PE Third Option Period” and such option, a “Tranche B PE Third Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so
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extend not later than twelve (12) months prior to the expiration of the Tranche B Second Option Period; (ii) Tenant’s written notice electing to extend the Tranche B Second Option Period shall list the Tranche B Demised Properties that Tenant desires be subject to such extension (the “Tranche B PE Third Option Extension Properties”) provided, however, that the Tranche B PE Third Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche B Demised Properties covered by the Lease immediately preceding the Tranche B PE Third Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche B PE Third Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Third Option Period for some, but not all, Tranche C Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche C PE Third Option Period” and such option, a “Tranche C PE Third Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche C Second Option Period; (ii) Tenant’s written notice electing to extend the Tranche C Second Option Period shall list the Tranche C Demised Properties that Tenant desires be subject to such extension (the “Tranche C PE Third Option Extension Properties”) provided, however, that the Tranche C PE Third Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche C Demised Properties covered by the Lease immediately preceding the Tranche C PE Third Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche C PE Third Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Third Option Period for some, but not all, Tranche D Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche D PE Third Option Period” and such option, a “Tranche D PE Third Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche D Second Option Period; (ii) Tenant’s written notice electing to extend the Tranche D Second Option Period shall list the Tranche D Demised Properties that Tenant desires be subject to such extension (the “Tranche D PE Third Option Extension Properties”) provided, however, that the Tranche D PE Third Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche D Demised Properties covered by the Lease immediately preceding the Tranche D PE Third Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche D PE Third Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Third Option Period for some, but not all, Tranche E Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche E PE Third Option Period” and such option, a “Tranche E PE Third Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche E Second Option Period; (ii) Tenant’s written notice electing to extend the Tranche E Second Option Period shall list the Tranche E Demised Properties that Tenant desires be subject to such extension (the “Tranche E PE Third Option Extension Properties”) provided, however, that the Tranche E PE
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Third Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche E Demised Properties covered by the Lease immediately preceding the Tranche E PE Third Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche E PE Third Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease. “PE Third Option Periods” shall mean collectively, the Tranche A Third Option Period, the Tranche B Third Option Period, the Tranche C Third Option Period, the Tranche D Third Option Period and the Tranche E Third Option Period; and “PE Third Option Period” shall mean each of the Tranche A Third Option Period, the Tranche B Third Option Period, the Tranche C Third Option Period, the Tranche D Third Option Period and the Tranche E Third Option Period.
          (h) To validly extend the Lease Term for the Fourth Option Period for all the Demised Properties for each Tranche under the Lease, (i) Tenant must have validly extended the Lease for the Third Option Period (whether such Third Option Period is for all Demised Properties for such Tranche under the Lease or a PE Third Option Period) for such Tranche (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Third Option Period for such Tranche, and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (i) To validly extend the Lease Term for the Fourth Option Period for some, but not all, Tranche A Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche A PE Fourth Option Period” and such option, a “Tranche A PE Fourth Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche A Third Option Period; (ii) Tenant’s written notice electing to extend the Tranche A Third Option Period shall list the Tranche A Demised Properties that Tenant desires be subject to such extension (the “Tranche A PE Fourth Option Extension Properties”) provided, however, that the Tranche A PE Fourth Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche A Demised Properties covered by the Lease immediately preceding the Tranche A PE Fourth Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche A PE Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Fourth Option Period for some, but not all, Tranche B Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche B PE Fourth Option Period” and such option, a “Tranche B PE Fourth Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche B Third Option Period; (ii) Tenant’s written notice electing to extend the Tranche B Third Option Period shall list the Tranche B Demised Properties that Tenant desires be subject to such extension (the “Tranche B PE Fourth Option Extension Properties”) provided, however, that the Tranche B PE Fourth Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche B Demised Properties covered by the Lease immediately preceding the Tranche B PE Fourth Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as
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of the date the Tranche B PE Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Fourth Option Period for some, but not all, Tranche C Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche C PE Fourth Option Period” and such option, a “Tranche C PE Fourth Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche C Third Option Period; (ii) Tenant’s written notice electing to extend the Tranche C Third Option Period shall list the Tranche C Demised Properties that Tenant desires be subject to such extension (the “Tranche C PE Fourth Option Extension Properties”) provided, however, that the Tranche C PE Fourth Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche C Demised Properties covered by the Lease immediately preceding the Tranche C PE Fourth Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche C PE Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Fourth Option Period for some, but not all, Tranche D Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche D PE Fourth Option Period” and such option, a “Tranche D PE Fourth Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche D Third Option Period; (ii) Tenant’s written notice electing to extend the Tranche D Third Option Period shall list the Tranche D Demised Properties that Tenant desires be subject to such extension (the “Tranche D PE Fourth Option Extension Properties”) provided, however, that the Tranche D PE Fourth Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche D Demised Properties covered by the Lease immediately preceding the Tranche D PE Fourth Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche D PE Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
To validly extend the Lease Term for the Fourth Option Period for some, but not all, Tranche E Demised Properties subject to the Lease at the date of Tenant’s delivery to Landlord of notice of exercise (a “Tranche E PE Fourth Option Period” and such option, a “Tranche E PE Fourth Option”) (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Tranche E Third Option Period; (ii) Tenant’s written notice electing to extend the Tranche E Third Option Period shall list the Tranche E Demised Properties that Tenant desires be subject to such extension (the “Tranche E PE Fourth Option Extension Properties”) provided, however, that the Tranche E PE Fourth Option Extension Properties must comprise at least eighty percent (80%) of all the Tranche E Demised Properties covered by the Lease immediately preceding the Tranche E PE Fourth Option Period; and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Tranche E PE Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease. “PE Fourth Option Periods” shall mean collectively, the Tranche A Fourth Option Period, the Tranche B Fourth Option Period, the Tranche C Fourth Option Period, the Tranche D Fourth Option Period and the Tranche E Fourth Option Period; and
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“PE Fourth Option Period” shall mean each of the Tranche A Fourth Option Period, the Tranche B Fourth Option Period, the Tranche C Fourth Option Period, the Tranche D Fourth Option Period and the Tranche E Fourth Option Period.
          (j) Notwithstanding the foregoing, if Tenant has satisfied all requirements set forth in this Section to extend the applicable Lease Term for the applicable Option Period other than the requirement that there be no existing Event of Default, then so long as (i) any such existing Event of Default is regarding the physical condition of any Demised Property (other than any default under Article XXXVII hereof) (a “Physical Condition Event of Default”) and (ii) a Physical Condition Event of Default shall not exist at more than the lesser of (A) 2 Tranche A Demised Properties in the aggregate, 2 Tranche B Demised Properties in the aggregate, 2 Tranche C Demised Properties in the aggregate, 2 Tranche D Demised Properties in the aggregate and 2 Tranche E Demised Properties in the aggregate under this Lease and (B) ten percent (10%) of the Tranche A Demised Properties, ten percent (10%) of the Tranche B Demised Properties, ten percent (10%) of the Tranche C Demised Properties, ten percent (10%) of the Tranche D Demised Properties and ten percent (10%) of the Tranche E Demised Properties under this Lease, then Tenant shall be permitted to extend the Lease Term for the applicable Option Period.
          (k) Without limiting anything contained in Article XXXVI hereof, time is of the strictest essence in the performance of each provision of this Section 2.02. Either party, upon request of the other, shall execute and acknowledge, in form suitable for recording, an instrument confirming any Option Period, with Tenant paying all applicable recording costs.
Provided that Tenant delivers Landlord prompt written notice of its election to extend the term of a Prime Lease within the time periods required under such Prime Lease, Landlord will exercise any renewal options to extend the term of such Prime Lease. In the event Tenant elects not to extend the term of a Prime Lease or fails to do so within the time periods required under such Prime Lease, then Landlord shall have the right (but not the obligation) to extend the term of any Prime Lease.
ARTICLE III
RENT
     Section 3.01 Rent. As used herein, “Rent” means Base Rent (as defined below) plus Additional Rent (as defined below). Tenant shall pay all Rent, from and after the Commencement Date and thereafter throughout the Lease Term, without offset, deduction, or abatement except as may be otherwise expressly provided herein. Notwithstanding the foregoing, any amounts due by Tenant to Landlord hereunder for which no due date is expressly specified herein shall be due within thirty (30) days following the delivery to Tenant by Landlord of written notice of such amounts due. Except as otherwise expressly provided herein, in the event of nonpayment by Tenant of any Rent, Landlord shall have the same rights and remedies in respect thereof regardless of whether such Rent is Base Rent or Additional Rent. All payments of Rent due to Landlord shall be paid to Landlord by electronic deposit into an account designated by Landlord (a “Landlord’s Account”).
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     Section 3.02 Base Rent.
          (a) As used herein, subject to the annual increases as hereinafter provided, the “Base Rent” for the Demised Properties for each month of the Lease Term shall be Two Million One Hundred Eighty-Three Thousand Four Hundred Fifty Three and 31/100 Dollars (US$2,183,453.31). Tenant shall pay to Landlord Base Rent, in advance, without demand therefor, on or before the first day of each and every calendar month during the Lease Term (each a “Payment Date”) and if the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord pro-rated Base Rent on the Commencement Date for the partial calendar month in which the Commencement Date occurs.
          (b) Subject to the terms of this Section, (i) on each Adjustment Date (as defined below) throughout the Original Lease Term, the monthly Base Rent shall increase by the Base Rent Escalation (as defined below), and such increased Base Rent shall apply for the ensuing twelve (12) month period; (ii) for each of the First Option Period (other than a PE First Option Period), the Second Option Period (other than a PE Second Option Period), the Third Option Period (other than a PE Third Option Period) and the Fourth Option Period (other than a PE Fourth Option Period), if such options are timely exercised as provided in Article II, (A) on the Adjustment Date of the first Lease Year of each of the First Option Period, the Second Option Period, the Third Option Period and the Fourth Option Period, the monthly Base Rent shall be increased to Market Rent (as defined below) and (B) on the Adjustment Date of the second, third, fourth and fifth Lease Year of each of the First Option Period, the Second Option Period, the Third Option Period and the Fourth Option Period, the monthly Base Rent shall increase by the Base Escalation, and such increased Base Rent shall apply for the ensuing twelve (12) month period; and (iii) for each of the First PE Option Period, the Second PE Option Period, the Third PE Option Period and the Fourth PE Option Period, if such options are timely exercised as provided in Article II, (A) on the Adjustment Date of the first Lease Year of each of the First PE Option Period, Second PE Option Period, the Third PE Option Period and the Fourth PE Option Period, the monthly Base Rent for the applicable PE Option Extension Properties (as defined below) shall be increased to Market Rent and (B) on the Adjustment Date of the second, third, fourth and fifth Lease Year of each of the First PE Option Period, the Second PE Option Period, the Third PE Option Period and the Fourth PE Option Period, the monthly Base Rent shall increase by the Base Rent Escalation, and such increased Base Rent shall apply for the ensuing twelve (12) month period. Notwithstanding anything herein to the contrary, in no event shall the increased Base Rent be less than the Base Rent described in this Subsection (b) for the prior applicable Lease Year, provided however in the case of the increased Base Rent for the first Lease Year of any PE Option Period, such increased Base Rent shall not be less than the product of (1) the Base Rent in effect for the prior Lease Year, multiplied by (2) a fraction, the numerator of which is the aggregate appraised fair market value of the applicable PE Option Extension Properties, and the denominator of which is the aggregate appraised fair market value of all the Demised Properties for the applicable Tranche (prior to the commencement of the applicable PE Option Period).
          (c) The following terms shall have the following meanings:
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          (1) “Adjustment Date” shall mean each anniversary of the Commencement Date throughout the Lease Term; provided, however, if the Commencement Date is other than the first day of a calendar month, then “Adjustment Date” shall mean each anniversary of the first day of the first calendar month occurring after the Commencement Date.
          (2) “Base Index” shall mean the CPI for the Lease Year prior to the Lease Year when the applicable Base Rent Escalation calculation is being made.
          (3) “Base Rent Escalation” shall mean the Base Rent increasing by two (2) times the increases in the CPI, with the increases calculated as follows: (A) subtract one point zero (1.0) from a fraction, the numerator of which shall be the Variable Index, and the denominator of which shall be the Base Index; and (B) multiply the result obtained in clause (A) above by two (2), then (C) multiply the result obtained in clause (B) above by the Base Rent for the prior Lease Year. Notwithstanding the foregoing, in no event shall the new Base Rent adjusted by the Base Rent Escalation be less than the Base Rent for the prior Lease Year or greater than the Base Rent for the prior Lease Year increased by two percent (2%).
          (4) “CPI” shall mean the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items (1982-84=100), published by the Bureau of Labor Statistics of the U.S. Department of Labor for the period ending 3 months prior to the applicable date. If the CPI is not published for any month during the Lease Term, Landlord, in its reasonable discretion (and reasonably acceptable to Tenant), may substitute a comparable index which reflects the purchasing power of the consumer dollar and is published by the Bureau of Labor Statistics of the U.S. Department of Labor. If such an index is not published by the Bureau of Labor Statistics, Landlord, in its reasonable discretion, shall select a comparable index published by a nationally recognized responsible financial periodical.
          (5) “Lease Year” shall mean each twelve (12) month period beginning November and ending October during the Lease Term.
          (6) “Market Rent” shall mean the fair rental value, on a per square foot basis, of space used as a similar restaurant and located in the same market area in which the applicable Demised Properties are located under a lease term equal to the length of the renewal term for which the Market Rent is being determined, giving consideration to the creditworthiness of the Tenant and other market conditions.
               (i) Within fifteen (15) days after the date of Landlord’s receipt of Tenant’s election to renew the Term of this Lease with respect to such Demised Properties for such Option Term (the “Renewal Notice Date”), each of Landlord and Tenant shall deliver to the other party its calculation of Market Rent. Landlord and Tenant shall negotiate in good faith to determine the Market Rent within thirty (30) days after the Renewal Notice Date. If, within thirty (30) days after the Renewal Notice Date, the parties have not agreed upon the Market Rent, Landlord and Tenant shall thereafter
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give notice to the other party specifying the name and address of its designated appraiser (each an “Arbitration Appointment Notice”). Such two appraisers shall, within thirty (30) days after designation by Landlord and Tenant of their respective appraiser, each make their determination of the Market Rent in writing and simultaneously shall give notice thereof to each other and to Landlord and Tenant. Such two appraisers shall have thirty (30) days after the receipt of notice of each other’s determinations to confer with each other and to attempt to reach agreement as to the determination of the Market Rent. If such appraisers shall fail to concur as to such determination within said thirty (30) day period, they shall give notice thereof to Landlord and Tenant and shall immediately designate a third appraiser. If the two appraisers shall fail to agree upon the designation of such third appraiser within five days after said thirty (30) day period, they shall jointly give notice of such failure to agree to Landlord and Tenant; and, if Landlord and Tenant fail to agree upon the selection of such third appraiser within five days after the appraisers appointed by the Landlord and Tenant give notice as aforesaid, then either party on behalf of both may apply to the American Arbitration Association or any successor thereto (“AAA”) by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third appraiser.
               (ii) All appraisers shall be independent MAI real estate appraisers who shall have had at least 10 years’ experience in the business of valuation of portfolios of triple-net leased restaurants on a national basis.
               (iii) Within thirty (30) days after the date of the third appraiser’s designation, each of the three appraisers shall decide whether the Market Rent as initially proposed by the Landlord or Tenant is closer to the actual Market Rent as determined by each such appraiser. The decision of the majority of the three appraisers shall be binding on Landlord and Tenant and shall have the same force and effect as a judgment made in a court of competent jurisdiction. The determination of each appraiser shall be limited to the sole issue of, and each appraiser shall neither have the right or the power to determine any issue other than, whether the Market Rent as initially proposed by Landlord or Tenant is closer to the actual Market Rent as determined by each such appraiser. Notwithstanding the foregoing, in no event shall the Market Rent be less than the Base Rent for the prior Lease Year.
               (iv) If either Landlord or Tenant fails to appoint an appraiser within thirty (30) days after the Renewal Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with the provisions above, and the other party does appoint an appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with the provisions above, then the appraiser timely appointed by such other party shall reach a decision regarding whether the Market Rent as proposed by Landlord or Tenant pursuant to the provisions above, is closer to the actual Market Rent as determined by each such appraiser, and notify
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Landlord and Tenant of that decision within thirty (30) days after such appraiser’s appointment. In such event, such appraiser’s decision shall be binding on Landlord and Tenant.
               (v) If the appraisers (or appraiser, pursuant to paragraph iv, above) determine that Tenant’s proposed Market Rent is closer to the actual Market Rent, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the appraisers (or appraiser, pursuant to paragraph iv, above) determine that Landlord’s proposed Market Rent is closer to the actual Market Rent, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this subsection (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
               (vi) If for any reason the Market Rent has not been determined by the date on which it shall become effective, then, until such Market Rent has been determined in accordance herewith, the Market Rent shall be deemed to be the Base Rent for such Demised Properties applicable to the period immediately prior to the renewal period in question, and such Market Rent when determined shall be effective from the beginning of such renewal period.
          (7) “PE Option” shall mean any of the First PE Option, the Second PE Option, the Third PE Option or the Fourth PE Option.
          (8) “PE Option Extension Properties” shall mean any of the First PE Option Extension Properties, the Second PE Option Extension Properties, the Third PE Option Extension Properties and/or the Fourth PE Option Extension Properties.
          (9) “PE Option Period” shall mean any of the First PE Option Period, the Second PE Option Period, the Third PE Option Period or the Fourth PE Option Period.
          (10) “Variable Index” shall mean the CPI for the applicable Lease Year.
          (d) Within sixty (60) days after delivery to Landlord by Tenant of a timely and valid exercise of a PE Option, Landlord shall deliver to Tenant Landlord’s proposal for Base Rent during the first year of the applicable PE Option Period. If Tenant fails to deliver to Landlord a written notice objecting to such Base Rent proposal within thirty (30) days after the notice containing same is delivered to Tenant, or if Tenant delivers to Landlord such written notice objecting to Landlord’s Base Rent proposal within such thirty (30) day period, then
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Landlord shall obtain, within ninety (90) days after delivery of such notice to Landlord from Tenant, MAI replacement fair market value appraisals of the Demised Properties for the applicable Tranche in accordance with the appraisal arbitration procedure set forth in Section 3.02(c)(6). Tenant shall pay all costs of the appraisals obtained by Landlord pursuant to this subsection (d). During any PE Option Period, on each anniversary of the first day of such PE Option Period, the monthly Base Rent shall increase by the Base Rent Escalation, and such increased Base Rent shall apply for the ensuing twelve (12) month period.
          (e) In the event that at any time during the Lease Term any Tranche is not renewed for an Option Period, then the Base Rent for the remaining Tranches after such Option Period has not been renewed shall be recalculated as follows: (1) the Base Rent in effect for the Lease Year, immediately prior to such non-renewal, shall be multiplied by (2) a fraction, the numerator of which is the aggregate appraised fair market value of the Demised Properties in Tranches remaining subject to the terms of this Lease and the denominator of which is the aggregate appraised fair market value of all of the Demised Properties subject to the terms of this Lease immediately prior to such non-renewal. Any fair market appraisal obtained for purposes of this Section 3.02 shall be valid for a one-year period and may be used for future calculations under Section 3.02 hereof.
     Section 3.03 Additional Rent.
          (a) As used herein, “Additional Rent” means any and all fees, expenses, taxes and charges of every kind and nature arising in connection with or relating to the Demised Properties (other than Base Rent), including without limitation (i) any and all taxes (including, without limitation, Real Estate Taxes (as defined below)), fees, utility service charges, insurance premiums, and other costs, and any amounts owed by Tenant under any indemnity to Landlord hereunder, including, without limitation under Article X and Article XXXVII; (ii) all fees and penalties that may accrue on any amounts due from Tenant hereunder if Tenant fails to pay such amounts in a timely manner; (iii) all other damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and other legal and court costs) which Landlord may suffer or incur in enforcing this Lease (whether or not any formal action is brought by Landlord against Tenant) or in otherwise taking actions permitted under this Lease following a Default by Tenant (including, without limitation, making Repairs and fulfilling other obligations of Tenant as provided in Section 7.01, and purchasing insurance required to be maintained by Tenant under the Lease, as provided in Section 11.07); (iv) any and all other sums which may become due, or costs and expenses that may be incurred by Landlord, by reason of any Default or Event of Default under this Lease; and (v) any and all costs of maintaining, repairing and restoring the Demised Properties. In addition, “Additional Rent” shall include any rent or other income received by Tenant from any subtenant of any Demised Property to the extent applicable to periods after the expiration or termination of this Lease as to such Demised Property.
          (b) Without limiting anything contained in subsection 3.03(a), Tenant shall pay, as Additional Rent all “Real Estate Taxes” (as hereinafter defined). As used herein, the term “Real Estate Taxes” means all taxes and general and special assessments and other impositions in lieu thereof, as a supplement thereto and any other tax which is measured by the value of land and assessed on a uniform basis against the owners of land, including any
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substitution in whole or in part therefor due to a future change in the method of taxation, in each case assessed against, or allocable or attributable to, the Demised Properties and accruing during or prior to the Lease Term. Nothing contained in this Lease, however, shall require Tenant to pay any estate, inheritance, corporate, franchise, income or similar taxes of Landlord, nor shall any of same be deemed Real Estate Taxes, unless same shall be specifically imposed in substitution for, or in lieu of, Real Estate Taxes. In addition, Tenant shall not be required to pay any tax imposed (except as otherwise required under Article XXV) with respect to the sale, exchange, mortgage, encumbrance, or other disposition by Landlord, in whole or in part, of any of the Demised Properties or Landlord’s interest in the Lease (provided, however, that the foregoing shall not limit Tenant’s obligation to pay any increase in Real Estate Taxes resulting from any such sale, exchange, mortgage, encumbrance, or other disposition by Landlord). If by law, any general or special assessment or like charge may be paid in installments without any penalty whatsoever, then such assessment may be paid in such installments and Tenant shall only be liable for the portion thereof that is allocable or attributable to the Lease Term or any portion thereof. If such assessment or charge may be payable in installments with interest, Tenant may pay such assessment or charge in installments, provided that if such installments extend beyond the Lease Term, Landlord shall have the option to repay all remaining installments coming due following the Lease Term without interest.
          (c) Tenant shall pay all Real Estate Taxes directly to the collecting authority no less than thirty (30) days prior to the delinquency date thereof and shall provide Landlord not less than ten (10) business days prior to such delinquency date a copy of the paid receipt for each installment of Real Estate Taxes so paid. Notwithstanding the foregoing, upon the occurrence of both of the following events, in lieu of payment directly to the applicable collecting authority, Tenant shall pay to Landlord an amount, when added to the monthly payments due under this subsection 3.03(c), shall be sufficient to pay the Real Estate Taxes next coming due (collectively, the “Real Estate Taxes Pass-Throughs) on the Payment Date immediately following both of the following events: (A) delivery to Tenant of a written request therefor from Landlord, and (B) the existence of any default or breach of this subsection 3.03(c) by Tenant, or any Event of Default under any provision in this Lease (the foregoing clause (B) may be hereinafter referred to as a “Real Estate Taxes Pass-Throughs Trigger”). On every Payment Date thereafter, Tenant shall pay to Landlord one-twelfth of the amount of the Real Estate Taxes that Landlord reasonably estimates will be payable during the next ensuing twelve (12) months. Funds in the Real Estate Taxes Pass-Throughs shall be used for payment of the Real Estate Taxes next coming due. Following the imposition of a Real Estate Tax Reserve, in the event Tenant completes a twelve (12) month consecutive period without the occurrence of a Real Estate Taxes Pass-Throughs Trigger, then following written request by Tenant, Landlord shall disburse any funds in the Real Estate Taxes Pass-Throughs Trigger to Tenant and Tenant shall no longer be obligated to make the monthly payments of the Real Estate Taxes to Landlord in lieu of the applicable collecting authority until the occurrence of another Real Estate Taxes Pass-Through Trigger. If Tenant fails to pay the appropriate party (Landlord or the collecting authority, as provided herein) all Real Estate Taxes when due hereunder, then Tenant shall, without limiting any other remedies available to Landlord, reimburse Landlord for any and all penalties or interest, or portion thereof, incurred by Landlord as a result of such nonpayment or late payment by Tenant.
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          (d) Tenant shall have the right to undertake an action or proceeding against the applicable collecting authority seeking an abatement of Real Estate Taxes or a reduction in the valuation of the Demised Properties and/or contest the applicability of any Real Estate Taxes; provided, however, that Tenant has paid timely (and continues to pay timely) all Real Estate Taxes as provided in this Lease to the extent required by applicable law. Landlord may deliver to Tenant written requests from time to time, not more than once in any thirty (30) day period, for information regarding any such action or proceeding by Tenant. Tenant shall respond in good faith with all information reasonably requested by Landlord within 5 days after receipt of Landlord’s written request. In any instance where any such permitted action or proceeding is being undertaken by Tenant, Landlord shall cooperate reasonably with Tenant, at no cost or expense to Landlord, and execute any and all documents approved by Landlord and reasonably required in connection therewith. Tenant shall be entitled to any refund (after the deduction therefrom of all expenses incurred by Landlord in connection therewith) of any Real Estate Taxes (including, without limitation, penalties or interest thereon) received by Tenant or Landlord, whether or not such refund was a result of actions or proceedings instituted by Tenant.
          (e) Without limiting anything contained in subsection 3.03(a), Tenant shall be solely responsible for, and shall pay directly to the applicable service providers, the cost of all utility services provided to the Demised Properties throughout the Lease Term.
          (f) Without limiting any of Tenant’s other obligations set forth in this Article, Tenant shall pay to Landlord, with each payment due to Landlord hereunder (and as a part of Rent due hereunder), all sales and excise tax on rental income and all other similar taxes imposed upon Landlord with respect to rental or other payments in the nature of a gross receipts tax, sales tax, privilege tax or the like, whether imposed by a federal, state or local taxing authority, which when added to such payment shall yield to Landlord after deduction of all such tax payable by Landlord with respect to all such payments a net amount which Landlord would have realized from such payment had no such tax been imposed.
          (g) Without limiting anything contained in subsection 3.03(a), Tenant shall pay, as Additional Rent all Prime Lease Rent (hereinafter defined). Tenant shall be responsible for directly paying to the applicable Prime Landlord, during the Lease Term, the Prime Lease Rent, and shall indemnify Landlord from any liability, cost or expense incurred in connection with the Prime Lease. Landlord shall indemnify Tenant for any actual cost or expense incurred by Tenant (including any lost income for the applicable Demised Property but excluding any consequential or punitive damages) as a result of any breach by Landlord under the Prime Lease provided that such breach was not caused by Tenant or any breach under the Lease by Tenant. Tenant shall promptly send to Landlord any notices that Tenant receives from any Prime Landlord. The termination or expiration of a Prime Lease shall not result in any diminution of Base Rent due hereunder or any other modification of this Lease. “Prime Lease Rent” shall mean, for all of the Demised Properties, collectively (i) all Prime Lease Base Rent and (ii) all Prime Lease Additional Rent. The term Prime Lease Rent may individually refer only to the amounts required to be paid under a specific Prime Lease if the context so indicates; “Prime Lease Additional Rent” shall mean, for all of the Demised Properties, collectively any monetary obligation of Landlord under any Prime Lease (including any percentage rent obligations thereunder), other than the Prime Lease Base Rent, but including any indemnity obligations of
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the “tenant” thereunder. The term Prime Lease Additional Rent may individually refer only to the amounts required to be paid under a specific Prime Lease if the context so indicates; and “Prime Lease Base Rent” shall mean, for all of the Demised Properties, collectively any monthly scheduled “base rent” or “fixed rent” payments required to be paid under the terms of all of the Prime Leases. The term Prime Lease Base Rent may individually refer only to the amounts required to be paid under a specific Prime Lease if the context so indicates.
ARTICLE IV
USE
     Section 4.01 Tenant may use the Demised Properties to operate a RYAN’S STEAKHOUSE restaurant, FIRE MOUNTAIN STEAKHOUSE restaurant, OLD COUNTRY BUFFET restaurant, HOMETOWN BUFFET restaurant, COUNTRY BUFFET restaurant, JJ NORTH restaurant, or another brand reasonably acceptable to Landlord, including without limitation, a brand newly acquired or created by Tenant under which at least 50 separate locations utilize as their principal identification (each a “Permitted Restaurant Brand” and collectively, the “Permitted Restaurant Brands”), and for no other purpose without the prior written consent of Landlord, which approval may be granted or withheld in the commercially reasonable discretion of Landlord and shall not be unreasonably conditioned or delayed. Notwithstanding any other provision of this Article, Tenant shall not use, or suffer or permit any person or entity to use, the Demised Properties or any portion thereof for any purpose in violation of any applicable law, ordinance or regulation applicable to the Demised Properties or in violation of any covenants or restrictions of record or in violation of the Prime Lease. From the Commencement Date and thereafter throughout the Lease Term, Tenant shall conduct its business in a commercially reasonable and reputable manner with respect to each of the Demised Properties and in compliance with the operations covenant contained in Section 4.02 and otherwise in compliance with the terms and provisions of this Lease. The character of the occupancy of the Demised Properties is an additional consideration and a material inducement for the granting of this Lease by Landlord to Tenant.
     Section 4.02 (a) Except as hereinafter provided, and subject to applicable governmental laws and ordinances, Tenant shall open and operate a Permitted Restaurant Brand at each of the Demised Properties during all hours and days that are customary for similarly situated sites of the applicable Permitted Restaurant Brand. This covenant of continuous operation is an additional consideration and a material inducement for Landlord to enter into this Lease. Notwithstanding the foregoing, after eighteen (18) months following the Commencement Date, and subject to compliance with applicable legal requirements and the requirements contained in the Diligence Matters (as herein defined), Tenant may cease operations at up to 10% of the Demised Properties under the Lease (including all Demised Properties subleased or transferred by Landlord in accordance with Section 39.01) (each a “Dark Property”) provided that (i) such ceasing of operations does not trigger a right of any third party to purchase any Demised Property (or any portion thereof) or violate any Prime Lease and (ii) Tenant shall commence actively marketing a sublease for the Dark Property (including, without limitation listing with a local broker that specializes in restaurant properties) within the first twelve (12) months after Tenant has ceased operations at such Dark Property, and thereafter shall diligently
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continue to actively market a sublease for such Dark Property. Tenant shall provide Landlord written evidence reasonably satisfactory to Landlord demonstrating Tenant’s marketing efforts, including, without limitation, a copy of the listing agreement Tenant entered into with a local broker to market such Dark Property. If Tenant fails to commence and thereafter diligently continue to market such Dark Property within such twelve (12) month period, the Landlord shall have the right (but not the obligation) to actively market a sublease for such Dark Property.
          (b) If Tenant has failed to sublet such Dark Property (pursuant to a sublease in compliance with Article XXV of this Lease) within eighteen (18) months after Tenant has ceased operations at such Dark Property, Landlord shall have the right to terminate the Lease with respect to such Dark Property. With respect to any such Dark Property after termination of the Lease, any reletting of any such Dark Property and any sale of any such Dark Property shall be in Landlord’s sole and absolute discretion. Upon any such termination by Landlord, the Base Rent shall be reduced by an amount equal to (i) the product of (A) fifty percent (50%) of the Net Proceeds Sales Amount (as defined below) received by Landlord following any sale of such Dark Property multiplied by (B) 0.667 percent (0.667%) (such product, the “Dark Property Rent Reduction”), provided, however, that in no event shall the Dark Property Rent Reduction exceed Tenant’s allocated base rent of such Demised Property as set forth on Tenant’s books and records; or (ii) fifty percent (50%) of the Monthly Net Proceeds Lease Amount (as defined below) received by Landlord following the reletting of such Dark Property. Tenant shall have no right to discontinue operations at any time during which an Event of Default is continuing. As used herein, “Net Proceeds Sales Amount” shall mean the sales price for the applicable Dark Property less all reasonable and customary expenses of Landlord in connection with the sale of such Dark Property in such location and “Monthly Net Proceeds Lease Amount” shall mean the monthly lease payment for the applicable Dark Property less all expenses of Landlord in connection with the lease of such Dark Property.
     Section 4.03 Without limiting any other provision of this Lease, all obligations of Tenant under this Article IV shall apply also to any subtenant of any of the Demised Properties.
ARTICLE V
ACCEPTANCE OF DEMISED PROPERTIES
          Tenant acknowledges that it has had access to the Demised Properties prior to execution of this Lease and has had the opportunity to perform all tests, studies, inspections and investigations (including, without limitation, any investigations regarding zoning and use issues regarding all Demised Properties) that it desires, and that Tenant is accepting each Demised Property in its AS IS condition existing on the date Tenant executes this Lease. Tenant hereby accepts each Demised Property in its condition as of the date of possession hereunder, subject to all applicable zoning, municipal, county, and state laws, ordinances, and regulations, including private easements and restrictions, governing and regulating the use of the Demised Properties, whether or not of record (collectively, the “Diligence Matters”), and accepts this Lease subject thereto and to all matters disclosed hereby. Tenant acknowledges that neither Landlord nor any of Landlord’s Affiliates (as defined below) have made any representation or warranty as to the suitability of any Demised Property for the conduct of the Tenant’s business and that Tenant is
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entering into this Lease solely on the basis of its own investigations and familiarity with the Demised Properties and not on the basis of any representation, warranty, covenant, agreement, undertaking, promise, statement, arrangement or understanding by, on behalf of, or with, Landlord, except as expressly set forth in this Lease.
ARTICLE VI
ALTERATIONS
          Subject to the provisions of this Article VI, Tenant shall have no right to make changes, alterations or additions (collectively, “Alterations”) to the Buildings on any single Real Property which involve structural changes or which cost in the aggregate in excess of Four Hundred Thousand Dollars (US$400,000.00) per Demised Property, which amount shall be adjusted annually in proportion to increases in the CPI, in each case without prior written consent of Landlord, which Landlord agrees it will not unreasonably withhold, condition or delay; provided, however, in no event shall any Alterations be made which, after completion, would: (i) reduce the value of the Buildings as they existed prior to the time that said Alterations are made; or (ii) adversely affect the structural integrity of the Buildings. Notwithstanding the foregoing, Tenant shall be permitted to implement the structural (hoods, vents) and nonstructural Alterations required to implement ongoing conversion to the grill program already instituted in many OLD COUNTRY BUFFET, HOMETOWN BUFFET or RYAN’S STEAKHOUSE restaurants provided such Alterations do not adversely affect the structural integrity of the Buildings. Any and all Alterations made by Tenant shall be at Tenant’s sole cost and expense. Prior to the commencement of construction, including Alterations which cost less than US$400,000.00 per Demised Property, which amount shall be adjusted annually in proportion to increases in the CPI (but excluding non-structural Alterations costing less US$250,000.00 (which amount shall be adjusted annually in proportion to increases in the CPI) in the aggregate per Demised Property, minor maintenance or repair projects and cosmetic refresh projects involving only painting, carpeting, floor covering and installation of moveable replacement Restaurant Equipment (collectively, a “Minor Project”)), Tenant shall deliver promptly to Landlord detailed cost estimates for any such proposed Alterations, as well as all drawings, plans and other information regarding such Alterations (such estimates, drawings, plans and other information are collectively referred to herein as the “Alteration Information”). Landlord’s review and/or approval (if required) of any Alteration Information shall in no event constitute any representation or warranty of Landlord regarding (x) the compliance of any Alteration Information with any governmental or legal requirements, (y) the presence or absence of any defects in any Alteration Information, or (z) the safety or quality of any of the Alterations constructed in accordance with any plans or other Alteration Information. Landlord’s review and/or approval of any of the Alteration Information shall not preclude recovery by Landlord against Tenant based upon the Alterations, the Alteration Information, or any defects therein. In making any and all Alterations, Tenant also shall comply with all of the following conditions:
          (a) No Alterations shall be undertaken until Tenant shall have (i) procured and paid for, so far as the same may be required, all necessary permits and authorizations of all governmental authorities having jurisdiction over such Alterations, and (ii) except for Minor Projects, delivered to Landlord at least fifteen (15) days prior to commencing any such
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Alterations written evidence acceptable to Landlord, in its commercially reasonable discretion, of all such permits and authorizations. Landlord shall, to the extent necessary (but at no cost, expense, or risk of loss to Landlord), join in the application for such permits or authorizations whenever necessary, promptly upon written request of Tenant.
          (b) Any and all structural Alterations of the Building shall be performed under the supervision of an architect and/or structural engineer.
          (c) Except for Minor Projects, Tenant shall notify Landlord at least fifteen (15) days prior to commencing any Alterations so as to permit, and Tenant shall permit, Landlord access to the relevant Demised Property(ies) in order to post and keep posted thereon such notice(s) as may be provided or required by applicable law to disclaim responsibility for any construction on the relevant Demised Property(ies). Landlord may deliver to Tenant written requests from time to time, not more than once in any thirty (30) day period, for information regarding any Alterations that that Tenant has then undertaken. Tenant shall respond in good faith with all information reasonably requested by Landlord within 5 days after receipt of Landlord’s written request.
          (d) Any and all Alterations shall be conducted and completed in a commercially reasonable time period (subject to the terms of Article XVII), in a good and workmanlike manner, and in compliance with all applicable laws, municipal ordinances, building codes and permits, and requirements of all governmental authorities having jurisdiction over the relevant Demised Property(ies), and of the local Board of Fire Underwriters, if any; and, upon completion of any and all Alterations, Tenant shall obtain and deliver to Landlord a copy of the amended certificate of occupancy for the relevant Demised Property(ies), if required under applicable law or by governmental authority. To the extent reasonably practicable, any and all Alterations shall be made and conducted so as not to disrupt Tenant’s business.
          (e) The cost of any and all Alterations shall be promptly paid by Tenant so that the Demised Properties at all times shall be free of any and all liens for labor and/or materials supplied for any Alterations subject to the next succeeding sentence. In the event any such lien shall be filed, Tenant shall, within ten (10) days after receipt of notice of such lien, deliver written notice to Landlord thereof, and Tenant shall, within thirty (30) days after receipt of notice of such lien, discharge the same by bond, title indemnity or payment of the amount due the lien claimant. However, Tenant may in good faith contest such lien provided that within such thirty (30) day period Tenant provides Landlord with a surety bond, title indemnity or other form of security reasonably acceptable to Landlord, protecting against said lien. Tenant shall provide Landlord promptly with evidence satisfactory to Landlord that all contractors, subcontractors or materialmen have been paid in full with respect to such Alterations and that their lien rights have been waived or released. In the event Tenant fails to either discharge such lien or protect against such lien in accordance with the foregoing, then Landlord shall have the option (but not the obligation) to pay such lien or post a bond to protect against such lien and pass through such costs to Tenant as Additional Rent.
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ARTICLE VII
REPAIRS AND MAINTENANCE
          Except as otherwise provided in this Article, Tenant, at its sole cost and expense, shall maintain each of the Demised Properties and each part thereof, structural and non-structural, in good order and condition, ordinary wear and tear and damage by casualty and condemnation excepted (such obligations shall include, without limitation, the obligation to maintain all areas outside of the Buildings (including all sidewalks, driveways, landscaping, trash enclosures, and trash compacting and loading areas on the Demised Properties), in a neat and clean condition, and ensuring that debris from the operation of each restaurant on the Demised Properties are cleaned on a regular basis) and, subject to the terms and conditions of Article VI, shall make any necessary Repairs thereto, interior and exterior, whether extraordinary, foreseen or unforeseen but subject to the casualty and condemnation provisions of this Lease. Tenant and Landlord shall each pay one-half of the cost and expense of any Repairs requested by Landlord which are performed during the last year of the Lease Term. When used in this Article VII, the term “Repairs” shall include all such replacements, renewals, alterations, additions and betterments necessary for Tenant to properly maintain each Demised Property in good order and condition and in compliance with all applicable laws. The adequacy of any and all Repairs to the Demised Properties required or conducted pursuant to this Article VII shall be measured by and meet, at a minimum, all of the following standards: (1) at least equal in quality of material and workmanship to the condition of the relevant Demised Property(ies) prior to the need for such Repairs; (2) avoidance of any and all structural damage or injury to the Building or persons therein; (3) any and all maintenance, service, operation and repair standards and requirements promulgated by Tenant for its (or its subsidiaries’ or affiliates’) restaurants; and (4) any and all repairs, replacements or upgrades necessary to ensure compliance with the rules and regulations of all governmental agencies having jurisdiction over the relevant Demised Property(ies), including all Environmental Laws (as defined below) and shall conform to the requirements of any covenants, conditions, restrictions or other permitted encumbrances which are of record. Landlord shall have no duty whatsoever to maintain, replace, upgrade, or repair any portion of the Demised Properties, and Tenant hereby expressly waives the right to make repairs at the expense of Landlord, which right may be provided for in any law now or hereinafter in effect. If Tenant fails or neglects to commence and diligently proceed with all necessary Repairs or fulfill its other obligations as set forth above (for the purposes hereof, application by Tenant for a building permit (if necessary under applicable law to commence the applicable Repair) shall be deemed to constitute the commencement of a Repair under this Article) within twenty (20) days after receipt of written notice of the need therefor describing the applicable Repair or other obligation (a “Repair Notice”) (except in emergency situations involving risk of further damage to the Demised Properties or injury to persons, in which case no such grace period shall be applicable and Tenant shall be obligated to commence immediately all necessary Repairs and diligently proceed to complete same), then Landlord or its agents may enter the Demised Properties for the purpose of making such Repairs or fulfilling those obligations (with Landlord making commercially reasonable efforts not to unreasonably interfere with Tenant’s business operations). All commercially reasonable out of pocket costs and expenses incurred as a consequence of such Landlord’s action shall be paid by Tenant to
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Landlord within twenty (20) days after Landlord delivers to Tenant copies of invoices for such Repairs or other obligations. These invoices shall be prima facie evidence of the payment of the charges to be paid by Tenant.
ARTICLE VIII
COMPLIANCE WITH LAW
          Tenant shall, throughout the Lease Term, at its sole cost and expense, comply with all laws and regulations of federal, state, municipal and local governments, departments, commissions and boards pursuant to law, or directives or orders issued pursuant thereto, including without limitation all Environmental Laws and the Americans With Disabilities Act, with respect to, regarding, or pertaining to the Demised Properties, in each case whether now existing or hereafter enacted. In addition, Tenant shall throughout the Lease Term, at its sole cost and expense, comply with the Prime Leases and all applicable laws and regulations of federal, state, municipal and local governments, departments, commissions and boards pursuant to law, or directives or orders issued pursuant to the Prime Leases.
ARTICLE IX
QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS
          From and after the Commencement Date until the expiration or termination of the Lease Term, and provided no Event of Default has occurred and is continuing, Tenant shall have quiet enjoyment of the Demised Properties, subject however, to all Diligence Matters, which shall have priority over the interest of Tenant in the Lease and its leasehold interest in the Demised Properties.
ARTICLE X
DISCLAIMER AND INDEMNITY
     Section 10.01 As used in this Lease, (x) “Landlord Parties” means, collectively, Landlord, Landlord’s Affiliates, Landlord’s Lenders and any Fee Mortgagee; (y) “Landlord’s Affiliates” means Landlord’s members, partners, officers, directors, shareholders, employees, or any person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with Landlord, including without limitation, Fortress Investment Group, LLC, a Delaware limited liability company; Fortress Credit Opportunities Fund I LP, a Delaware limited partnership; Fortress Credit Corp., a Delaware corporation; Drawbridge Special Opportunities Fund LP, a Delaware limited partnership; Fortress Realty Investments LLC, a Delaware limited liability company, Fortress Realty Management, a Delaware limited liability company; FIGRYAN Holdings LLC, a Delaware limited liability company (for purposes of this definition, the term “control,” “controlled by” or “under common control with” means the power, direct or indirect, to direct or cause the direction of the management and policies of Landlord, whether through the ownership of voting stock, by contract, as trustee or executor, or otherwise); and (z) “Landlord’s Lenders” means any persons
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or entities providing financing or refinancing to Landlord which is secured by a mortgage against any Demised Property or any secured mezzanine lender in the capital structure of any direct or indirect owner in Landlord. To the extent not prohibited by law, none of the Landlord Parties shall be liable, under any circumstances, for any loss, injury, death or damage to person or property (including but not limited to the business or any loss of income or profit therefrom) of Tenant, Tenant’s members, officers, directors, shareholders, agents, employees, contractors, customers, invitees, or any other person in or about the Demised Properties, whether the same are caused by (a) fire, explosion, falling plaster, steam, dampness, electricity, gas, water, rain; or (b) breakage, leakage or other defects of sprinklers, wires, appliances, plumbing fixtures, water or gas pipes, roof, air conditioning, lighting fixtures, street improvements, or subsurface improvements; or (c) theft, acts of God, acts of the public enemy, riot, strike, insurrection, civil unrest, war, court order, requisition or order of governmental body or authority; or (d) any act or omission of any other occupant of the Demised Properties; or (e) operations in construction of any private, public or quasi-public work; or (f) any other cause, including damage or injury which arises from the condition of the Demised Properties, from occupants of adjacent property, from the public, or from any other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same are inaccessible to Tenant, or which may arise through repair, alteration or maintenance of any part of the Demised Properties or failure to make any such repair, from any condition or defect in, on or about the Demised Properties including any “Environmental Conditions” (as defined in Article XXXVII) or the presence of any mold or any “Hazardous Materials” (as defined in Article XXXVII) (other than known environmental problems specifically identified in the environmental site reports described on Schedule 2 (the “Environmental Reports”)), or from any other condition or cause whatsoever; provided, however, that the foregoing release set forth in this Section 10.01 shall not be applicable to any claim against a Landlord Party to the extent, and only to the extent, that such claim is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction.
     Section 10.02 In addition to any and all other obligations of Tenant under this Lease (including without limitation under any indemnity or similar provision set forth herein), to the extent permitted by law, Tenant hereby fully and forever releases, discharges, acquits, indemnifies, protects, and agrees to defend (with counsel selected by Tenant and approved by Landlord (or Landlord’s Lenders), such approval not to be unreasonably withheld, delayed or conditioned) and hold all Landlord Parties wholly free and harmless of, from and against any and all losses, claims, demands, actions, causes of action, settlements, obligations, duties, indebtedness, debts, controversies, remedies, choses in action, liabilities, costs, penalties, fines, damages, injury, judgments, forfeiture, or expenses (including without limitation reasonable attorneys’, consultant, testing and investigation and expert fees and court costs), whether known or unknown, whether liquidated or unliquidated: (a) arising out of or in any way related to or resulting directly or indirectly from: (i) the use, occupancy or activities of Tenant, its subtenants, agents, employees, contractors or invitees in or about the Demised Properties; (ii) any failure on the part of Tenant to comply with any applicable law, code or regulation, including without limitation all Environmental Laws; (iii) any Default or Event of Default under this Lease or any breach or default by Tenant under any other Transaction Document (as defined below)
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(including without limitation as a result of any termination by Landlord, following an Event of Default, of any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting any of the Demised Properties pursuant to Section 16.07); (iv) any other loss, injury or damage described in Section 10.01 above; (v) in connection with mold at any Demised Property (other than known mold problems specifically identified in the Environmental Reports); (vi) work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the account of Tenant in, on or about the Demised Properties; and (b) whether heretofore now existing or hereafter arising out of or in any way related to or resulting directly or indirectly from the presence or “Release” (as defined in Article XXXVII) at, on, under, to or from the Demised Properties of Hazardous Materials (other than known environmental problems specifically identified in the Environmental Reports). All of the personal or any other property of Tenant kept or stored at, on or about the Demised Properties shall be kept or stored at the sole risk of Tenant. Without limiting the foregoing, Tenant shall pay on demand all fees and costs of Landlord (including, without limitation, attorneys’ fees and costs) in connection with any enforcement by Landlord of the terms of this Lease and any amendment to this Lease requested by Tenant. Notwithstanding the foregoing, the indemnity set forth in this Section 10.02 shall not be applicable to any claim against any Landlord Party to the extent, and only to the extent, such claim is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction. As used herein, “Transactional Documents” means, collectively, this Lease, the Purchase and Sale Agreement and Escrow Instructions between Landlord and Tenant, the Guaranty, the Deeds executed by Tenant in favor of Landlord relating to the Demised Properties and the Estoppel Certificates executed by Tenant in favor of Landlord relating to the Demised Properties, each of which are dated of even date herewith, and any other agreements entered into by and between Landlord and Tenant regarding any of the foregoing or the Demised Properties.
     Section 10.03 Landlord and Tenant each (a) represent to the other party that such representing party has dealt with no broker or brokers in connection with the negotiation, execution and delivery of this Lease and (b) agrees to indemnify, defend, protect (with counsel selected by the other party) and holds such other party wholly free and harmless of, from and against any and all claims or demands for any and all brokerage commissions and/or finder’s fees due or alleged to be due as a result of any agreement or purported agreement made by such indemnifying party.
     Section 10.04 The provisions of this Article X shall survive the expiration or sooner termination of this Lease. Tenant hereby waives the provisions of any applicable laws restricting the release of claims, or extent of release of claims, which Tenant does not know or suspect to exist at the time of release, which, if known, would have materially affected Tenant’s decision to agree to this release. In this regard, Tenant hereby agrees, represents, and warrants to Landlord that Tenant realizes and acknowledges that factual matters now unknown to Tenant may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Tenant further agrees, represents and warrants that the release provided hereunder has been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to
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release, discharge and acquit the parties set forth herein above from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any manner set forth in or related to this Lease, the Demised Properties and all dealings in connection therewith.
ARTICLE XI
INSURANCE
     Section 11.01 INTENTIONALLY DELETED.
     Section 11.02 As of the Commencement Date and throughout the Lease Term, Tenant shall maintain, with financially sound and reputable insurers (as further described in Section 11.03), public liability and other types of insurance with respect to its business and each Real Property (including all Buildings now existing or hereafter erected thereon) against all losses, hazards, casualties, liabilities and contingencies as customarily carried or maintained by persons of established reputation engaged in similar businesses. Without limitation of the foregoing, Tenant shall maintain or cause to be maintained policies of insurance with respect to each Real Property in the following amounts and covering the following risks:
          (a) Commercial property coverage for one hundred percent (100%) insurable guaranteed 100% replacement value with no co-insurance penalty (A) “Special Form Causes of Loss” coverage (as such term is used in the insurance industry), at least as broad as ISO Special Form Causes of Loss, CP1030, including coverage for glass breakage, vandalism and malicious mischief, with any deductible (other than related to the property insurance requirement pursuant to Sections 11.02(d) and 11.02(f) below) in excess of One Hundred Thousand Dollars (US$100,000) to be approved by Landlord and, (B) “Ordinance and Law Coverage” with limits of not less than the building value for Coverage A (loss to the undamaged portion of the Buildings), limits of not less than fifteen percent (15%) of the building value of the Buildings for Coverage B (Demolition Cost Coverage), and limits not less than fifteen percent (15%) of the value of the Buildings for Coverage C (Increased Cost of Construction Coverage).
          (b) Commercial General Liability insurance including Product Liability and Liquor Liability (if alcohol is served) covering each Demised Property at least as broad as the most commonly available ISO Commercial General Liability policy form CG0001 (occurrence basis) covering bodily injury, property damage and personal and advertising injury, for the joint benefit of and insuring Tenant and Landlord as set forth below, with limits not less than One Million Dollars (US$1,000,000) per occurrence, with a general aggregate of not less than One Million Dollars (US$1,000,000), with any deductible or self-insured retention in excess of Five Hundred Thousand Dollars (US$500,000) to be approved by Landlord, and a “following form” Umbrella Liability policy or Excess Liability policy to include Product Liability and Liquor Liability (if alcohol is served), in an amount such that the total coverage under both the aforesaid Commercial General Liability policy and the Umbrella Liability policy or Excess Liability policy is not less than Five Million Dollars (US$5,000,000) per occurrence.
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          (c) Worker’s compensation insurance covering all persons employed by Tenant at each Demised Property in connection with any work done on or about any of the Demised Property for which claims for death or bodily injury could be asserted against Landlord, Tenant or any of the Demised Property.
          (d) In the event a Demised Property is located in an area identified by the National Flood Insurance Program as an area having “special flood hazards” (zones beginning with “A” or “V”) Tenant shall maintain throughout the term of this Lease and any extension thereof, flood insurance for the full replacement value of such Demised Property, with any deductible in excess of the greater of (i) Two Hundred Fifty Thousand Dollars (US$250,000.00) or five percent (5%) of property value to be approved by Landlord.
          (e) Insurance against loss or damage from explosion of any steam or pressure boilers or similar apparatus located in or about the Buildings with limits of not less than Ten Million Dollars (US$10,000,000) for consequential damages, covering the Buildings and Fixtures (excluding footings and foundations and other parts of the Buildings which are not insurable), with any deductible in excess of One Hundred Thousand Dollars (US$100,000) to be approved by Landlord.
          (f) In the event any Demised Property is located in a major earthquake damage area and earthquake insurance is available, Tenant shall maintain throughout the Term applicable to such Demised Property earthquake insurance for the full replacement value of the Demised Property, with any deductible in excess of the greater of (i) Two Hundred Fifty Thousand Dollars (US$250,000) or (ii) five percent (5%) of property value to be approved by Landlord.
          (g) Such additional and/or other insurance with respect to the Buildings located on the applicable Demised Property and in such amounts as at the time is customarily carried by prudent owners or tenants with respect to improvements and equipment similar in character, location and use and occupancy to the Buildings located on each of the Demised Property.
          (h) GROUND LEASE PROPERTIES- All insurance policies, endorsements and coverage’s required for each of the Demised Properties under the terms of the applicable Prime Lease.
     Section 11.03 Each carrier providing any insurance, or portion thereof, required by this Article shall have the legal right to conduct its business in the jurisdiction in which the applicable Real Property is located, and shall have a claims paying ability rating by S&P of not less than “A-” and an A.M. Best Company, Inc. rating of not less than A and financial size category of not less than X. Tenant shall cause all insurance that it is required to maintain hereunder to contain a mortgagee clause and loss payee clause in favor of Landlord’s Lender in accordance with this Section to be payable to Landlord’s Lender as a mortgagee and not as a co-insured, as its interest may appear.
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     Section 11.04 All insurance policies required to be maintained by Tenant hereunder and renewals thereof (a) shall be in a form reasonably acceptable to Landlord, (b) shall provide for a term of not less than one year, (c) if the same are insurance policies covering any property (i) shall include a standard non-contributory mortgagee endorsement or its equivalent in favor of and in form acceptable to Landlord’s Lender, (ii) shall contain an agreed value clause updated periodically and (iii) shall designate Landlord’s Lender as “mortgagee and loss payee” as their interest may appear. In addition, all property insurance policies (except for flood and earthquake limits) must either automatically reinstate after each loss or Tenant must otherwise provide for uninterrupted coverage. Furthermore, all property insurance policies shall reflect that Landlord, Landlord’s Lender, Drawbridge Special Opportunities Fund LP, a Delaware limited partnership (“Drawbridge”), Fortress Realty Investments LLC, a Delaware limited liability company (“Fortress”), and Fortress Realty Management, a Delaware limited liability company (the “Landlord Insured Parties”) are loss payees to the extent that their respective interests appear. With respect to commercial general liability and umbrella policies, the Landlord Insured Parties shall be named as additional insureds with respect to the leased Demised Properties. The Landlord Insured Parties shall be provided with evidence of property insurance coverage consistent with this Article XI utilizing an Accord form 27, 28 or equivalent, confirming the loss payee status of the Landlord Insured Parties. The form shall also reflect any business interruption coverage maintained voluntarily by Tenant. With respect to liability and umbrella insurance, the Landlord Insured Parties shall be provided with evidence of coverage utilizing an Accord form 25 or equivalent, reflecting that the Landlord Insured Parties are additional insureds with respect to the leased locations. This form shall also confirm the existence of workers compensation insurance including a waiver of subrogation against Landlord.
     Section 11.05 Any insurance provided for in this Article may be effected by a blanket policy or policies of insurance, or under so-called “all-risk” or “multi-peril” insurance policies, provided that the amount of the total insurance available with respect to the Demised Properties shall provide coverage and indemnity at least equivalent to separate policies in the amounts herein required, and provided further that in other respects, any such policy or policies shall comply with the provisions of this Article. Any increased coverage provided by individual or blanket policies shall be satisfactory, provided the aggregate liability limits covering the Demised Properties under such policies shall otherwise comply with the provisions of this Article.
     Section 11.06 Every property insurance policy carried by either party with respect to the Demised Properties shall (if it can be so written) include provisions waiving the insurer’s subrogation rights against the other party to the extent such rights can be waived by the insured prior to the occurrence of damage or loss. Subject to the above, each party hereby waives any rights of recovery against the other party for any property direct damage or associated consequential loss covered by said policies (or by policies required to be carried hereunder by such party) whether or not such damage or loss shall have been caused by any acts or omissions of the other party, but such waiver shall operate only to the extent such waiving party is so protected by such insurance coverage (or would have been protected by maintaining all policies required to be carried hereunder by such party).
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     Section 11.07 All insurance policies required under this Article XI shall provide that the beneficial interest of Landlord in such policies shall be fully transferable. In the event Tenant fails to procure or maintain any policy of insurance required under Article XI, or if the insurance company or coverages provided fail to meet the requirements contained in this Article XI, Landlord may, at its option, purchase such insurance and charge Tenant all costs and expenses incurred in procuring and maintaining such insurance.
     Section 11.08 Tenant shall provide to Landlord, beginning on the Commencement Date and continuing annually thereafter with paid receipts (or other evidence reasonably requested by Landlord) from all applicable insurance carriers evidencing the payment of premiums or accompanied by other evidence of such payment (e.g., receipts, canceled checks) reasonably satisfactory to Landlord. Notwithstanding the foregoing, upon the occurrence of both of the following events, in lieu of payment directly to the insurance carriers, Tenant shall pay to Landlord an amount when added to the monthly payments due under this Section 11.08 shall be sufficient to pay the insurance premiums next coming due (the “Insurance Premium Pass-Throughs”) on the Payment Date immediately following both of the following events: (A) delivery to Tenant of a written request therefor from Landlord, and (B) the existence of any default or breach of this subsection 11.08 by Tenant, or any Event of Default under any provision in this Lease (the foregoing clause (B) may be hereinafter referred to as an “Insurance Premium Pass-Throughs Trigger”). On every Payment Date thereafter, Tenant shall pay to Landlord an amount equal the greater of (x) one-twelfth of the amount of insurance premiums of Tenant’s blanket insurance policies allocated to the Demised Properties that Landlord reasonably estimates will be payable during the next ensuing twelve (12) months, or (y) one-twelfth of the amount that Landlord reasonably estimates will be payable during the next ensuing twelve (12) months to purchase insurance policies satisfying the requirements of this Article XI. Funds in the Insurance Premium Pass-Throughs shall be used for payment of the insurance premium next coming due. Following the imposition of the Insurance Premium Pass-Throughs, in the event Tenant completes a twelve (12) month consecutive period without the occurrence of an Insurance Premium Pass-Throughs Trigger, then following written request by Tenant’s Lender shall disburse any funds in the Insurance Premium Pass-Throughs to Tenant and Tenant shall no longer be obligated to make the monthly payments of insurance premiums to Landlord in lieu of the applicable insurance carrier until the occurrence of an Insurance Premium Pass-Throughs Trigger.
ARTICLE XII
DAMAGE OR DESTRUCTION
     Section 12.01 If at any time during the Lease Term, any Demised Properties or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature, Tenant shall promptly apply for all necessary permits, but in any event not later than thirty (30) days after the first date of such damage or destruction, and upon issuance of such permits thereafter diligently proceed to repair, replace or rebuild such Demised Properties as nearly as possible to their condition and character immediately prior to such damage with such variations and Alterations as may be permitted under (and subject to the provisions of) Article VI (the “Restoration Work”). Notwithstanding the foregoing, if Tenant has not exercised its renewal
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option, Tenant shall have no obligation to repair, replace or rebuild such Demised Properties during the last two (2) years of the Lease Term, so long as (i) no Event of Default exists, including without limitation any Event of Default under the insurance provisions, (ii) Landlord shall have received any and all insurance proceeds relating to such casualty and (iii) Tenant shall have paid the deductible for the insurance policy covering such casualty.
     Section 12.02 All property and casualty insurance proceeds payable to Landlord or Tenant (except (i) insurance proceeds payable to Tenant on account of Tenant’s trade fixtures, Restaurant Equipment or inventory; and (ii) insurance proceeds payable from comprehensive general public liability insurance, or any other liability insurance) at any time as a result of casualty to the Demised Properties shall be paid to Tenant if less than $100,000 (which amount shall be adjusted annually in proportion to increases in the CPI), otherwise jointly to Landlord and Tenant for purposes of payment for the cost of the Restoration Work, except as may be otherwise expressly set forth herein. Landlord shall make such insurance proceeds available to Tenant based on a commercially reasonable draw schedule. Landlord and Tenant shall cooperate in order to obtain the largest possible insurance award lawfully obtainable and shall execute any and all consents and other instruments and take all other actions necessary or desirable in order to effectuate same and to cause such proceeds to be paid as hereinbefore provided. The proceeds of any such insurance in the case of loss shall, to the extent necessary, be used first for the Restoration Work with the balance, if any, payable to Landlord. If insurance proceeds as a result of a casualty to the relevant Demised Property(ies) are insufficient to complete the Restoration Work necessary by reason of such casualty, then Tenant shall be responsible for the payment of such amounts necessary to complete such work.
     Section 12.03 This Lease shall not be affected in any manner by reason of the total or partial destruction to any Demised Property or any part thereof and Tenant, notwithstanding any law or statute, present or future, waives all rights to quit or surrender any Demised Property or any portion thereof because of the total or partial destruction of any Demised Property (prior to the expiration of the Lease). Base Rent and Additional Rent required to be paid by Tenant hereunder shall not abate as a result of any casualty.
ARTICLE XIII
EMINENT DOMAIN
     Section 13.01 Landlord and Tenant hereby agree that in no event shall any taking of any Demised Property for any public or quasi-public use under any statute or by right of eminent domain, or by purchase in lieu thereof, in any way relieve Tenant of any obligations under this Lease (as to the applicable Demised Property or otherwise) except as explicitly provided in this Article.
     Section 13.02 The parties hereto agree to cooperate in applying for and in prosecuting any claim for any taking regarding any Demised Property and further agree that the aggregate net award shall be distributed to Landlord for the condemned Demised Property.
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     Section 13.03 In case of a taking of any portion of any Demised Property (except in the event of a total taking of an individual Demised Property), Tenant at its own expense shall proceed with diligence (subject to reasonable time periods for purposes of adjustment of any award and unavoidable delays) to repair or reconstruct (or cause to be repaired and reconstructed) the affected Building to a complete architectural unit (all such repair, reconstruction and work being referred to in this Article as “Reconstruction Work”). Landlord shall make such condemnation award available to Tenant based on a commercially reasonable draw schedule for Reconstruction Work up to and not exceeding the net compensation amount realized by Landlord as a result of such taking (i.e., the gross amount of the compensation received by Landlord from the taking authority less all costs and expenses incurred by Landlord in pursuing, prosecuting, and/or recovering its claim to such award). All Reconstruction Work shall be performed in accordance with the standards and requirements for Alterations set forth in Article VI.
     Section 13.04 In case of a taking of any portion of any Demised Property or a total taking of any Demised Property, the Base Rent payable hereunder regarding the applicable Demised Property shall be equitably reduced by a percentage equal to the percentage of the diminution in value of the Demised Property, as reasonably determined by Tenant and Landlord (and Base Rent shall not be reduced until such determination of the equitable reduction in Base Rent, or until determination by an arbitration as set forth below), provided, however, that in no event shall such reduction in Base Rent exceed Tenant’s allocated base rent of such Demised Property as set forth on such Tenant’s books and records. In determining the equitable reduction in Base Rent, the parties shall utilize the fair market value of the Demised Property, as of the date of inception of this Lease, as determined by an MAI Appraiser mutually acceptable to the parties. If the parties fail to agree on the reduction in Base Rent due to the applicable taking with respect to such Demised Property within fifteen (15) days after the applicable taking, then either party, by written notice delivered to the other party (the date when such notice is delivered to the other party is referred to herein as the “Notice Date”), may cause the following procedure to be utilized in determining such reduction in Base Rent:
     (1) Submission of Proposed Base Rent Reduction. Within fifteen (15) days after the Notice Date, each of Landlord and Tenant shall deliver to the other party its calculation of its proposed equitable reduction in the Base Rent as a result of the applicable taking (a “Base Rent Reduction”), which calculation shall include (a) the Base Rent properly allocated to the applicable Demised Property prior to the taking, (b) the percentage diminution in value of the Demised Property as a result of the taking, and (c) the resulting reduction in Base Rent hereunder as a result of such taking.
     (2) Appointment and Qualifications of Appraiser. Within thirty (30) days after the Notice Date, Landlord and Tenant shall each appoint one licensed real estate appraiser who has been active over the previous ten-year (10-year) period in the appraisal of single tenant restaurants within the county in which the applicable Demised Property is located (each such appraiser chosen pursuant to this subsection (2), an
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“Appraiser”). Each of Landlord and Tenant shall notify the other party, in writing, of its Appraiser (and the business address thereof) within two (2) business days after the appointment thereof (collectively, the “Appraiser Appointment Notices”). Each of Landlord and Tenant agree that any Appraiser may be (but is not required to be) an appraiser who assisted either party in determining such party’s calculation of the Base Rent Reduction pursuant to subsection (1), above.
     (3) Appointment of Third Appraiser. If each party appoints an Appraiser and notifies the other party in accordance with subsection (2), above, then the two (2) Appraisers shall, within ten (10) days after delivery of the later of the two Appraiser Appointment Notices, agree on and appoint a third Appraiser (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Appraisers chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Appraiser and the business address thereof. If the two (2) Appraisers fail to agree on and appoint a third Appraiser within such ten (10) day period, then either party may elect to have the third Appraiser selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third Appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third Appraiser.
     (4) Appraisers’ Decision. Within thirty (30) days after the appointment of the third Appraiser, each of the three (3) Appraisers shall decide whether the Base Rent Reduction as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Base Rent Reduction as determined by each such Appraiser. The decision of the majority of the three (3) Appraisers shall be binding on Landlord and Tenant (subject to subsection (5), below). The determination of each Appraiser shall be limited to the sole issue of, and each Appraiser shall have neither the right nor the power to determine any issue other than, whether the Base Rent Reduction as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Base Rent Reduction as determined by each such Appraiser.
     (5) If Only One Appraiser Is Appointed. If either Landlord or Tenant fails to appoint an Appraiser within thirty (30) days after the Tenant Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with subsection (2), above, then the
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Appraiser timely appointed by such other party shall reach a decision regarding whether the Base Rent Reduction as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Base Rent Reduction as determined by each such Appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such Appraiser’s appointment. In such event, such Appraiser’s decision shall be binding on Landlord and Tenant.
     (6) Cost of Arbitration. If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Tenant’s proposed Base Rent Reduction is closer to the actual Base Rent Reduction, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Landlord’s proposed Base Rent Reduction is closer to the actual Base Rent Reduction, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this Section (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
Notwithstanding the foregoing, in the event of a total taking of a Demised Property, this Lease will terminate with respect to such Demised Property; and in connection with any condemnation award received by Landlord in an amount less than US$100,000 (which amount shall be adjusted annually in proportion to increases in the CPI), Landlord, in its sole discretion, shall either reduce the Base Rent (a) in accordance with the foregoing appraisal process or (b) by an amount equal to the product of (1) the actual condemnation award received by Landlord multiplied by (2) 0.667 percent (0.667%) (such product, the “Casualty Rent Reduction”), provided, however, that in no event shall the Casualty Rent Reduction exceed Tenant’s allocated base rent of such Demised Property as set forth on Tenant’s books and records.
     Section 13.05 Any compensation for a temporary taking shall be payable to Tenant without participation by Landlord, except to the proportionate extent such temporary taking extends beyond the end of the Lease Term, and there shall be no abatement of Rent as a result of any temporary taking affecting any of the Demised Properties.
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ARTICLE XIV
PERFORMANCE OF OBLIGATIONS; FINANCIAL COVENANTS OF
TENANT AND GUARANTOR
     Section 14.01 Performance of Obligations.
          (a) Landlord hereby represents, warrants and covenants to Tenant that Landlord has the right and lawful authority to enter into this Lease and perform Landlord’s obligations hereunder.
          (b) Tenant hereby represents, warrants and covenants to Landlord that Tenant has the right and lawful authority to enter into this Lease and perform Tenant’s obligations hereunder.
     Section 14.02 Fixed Charge Coverage Ratio. Tenant shall maintain a “Minimum Fixed Charge Coverage Ratio” (as hereafter defined) as reasonably determined by Landlord and Tenant. As used in this Section 14.02, (a) “Other Lease” means that certain Master Land and Building Lease between FIGRYANF LLC, a Delaware limited liability company (the “Other Landlord”) and Tenant, dated of even date herewith; (b) each of the terms “Base Rent,” and “Demised Properties” collectively refer to such term as defined in this Lease and the Other Lease; (c) references to “Article XIII,” “Article XXVII,” and “Article XXXVIII” are references to such Articles in this Lease and the Other Lease, (d) “EBITDAR” means the aggregate earnings, determined in accordance with generally accepted accounting principles, consistently applied, of the restaurant operations at all Demised Properties, prior to any deductions for Base Rent, any rent due under any Prime Leases, amortization, depreciation, federal and state income taxes, interest expense and general and administrative expense; (e) “FCCR” means the ratio, as of the last day of each Fiscal Quarter, of the EBITDAR for the trailing twelve (12) month period to the Base Rent and any rent due under any Prime Leases (excluding any capital expenses) due for the trailing twelve (12) month period; and (f) “Minimum Fixed Charge Coverage Ratio” means an FCCR of no less than 1.8:1.0 (subject to adjustment as provided in this Section). FCCR shall be determined on the basis of the Demised Properties actually owned by Landlord and Other Landlord on the last day of each Fiscal Quarter, and accordingly any Demised Properties transferred by Landlord or Other Landlord during the trailing twelve (12) month period shall be excluded from such calculation. Tenant shall deliver to Landlord a compliance certificate, in form and substance reasonably acceptable to Landlord, within forty-five (45) days after the last day of each Fiscal Quarter, demonstrating compliance with the Minimum Fixed Charge Coverage Ratio covenant set forth above, and shall additionally deliver to Landlord, promptly upon request of Landlord, such financial information of Tenant as Landlord may reasonably request supporting the statements contained in any such compliance certificate. Notwithstanding any provision in this Section 14.02 to the contrary, in the event the number of Demised Properties become less than 85 (and thereafter each time the number of Demised Properties is subsequently reduced) due to Landlord partially assigning its interest in the Lease or the Other Lease with respect to one or more of the Demised Properties under Article XXXVIII, then Landlord and Tenant agree that the Minimum Fixed Charge Coverage Ratio shall be automatically adjusted (increased or decreased) so that spread between the Minimum Fixed
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Charge Coverage Ratio and the FCCR shall be the same as was the case on the first day of the Term under this Lease. For example if on the first day of the Term, the FCCR is 2.2:1 and the Minimum Fixed Charge Coverage Ratio is 1.8:1, then the test is passed by 22% (i.e., (2.2-1.8)/1.8). Thereafter, if the number of Demised Properties is reduced below 85, and the FCCR is 2.0:1, then the new Minimum Fixed Charge Coverage Ratio would be 2.0 x .78 (i.e., 1.00-22%, the original spread), or 1.56:1; provided, however, that (x) in no event shall the Minimum Fixed Charge Coverage Ratio be reduced due to any transfers by Landlord or Other Landlord if the Demised Properties so transferred have, in the aggregate, an FCCR less than the FCCR of the Demised Properties remaining under the Lease and Other Lease following such transfer; (y) notwithstanding the foregoing provisions of this Section 14.03, if after any transfer of Demised Properties by Landlord or Other Landlord, the FCCR of the remaining Demised Properties is at or above 2.4:1, there shall be no adjustment of the Minimum Fixed Charge Coverage Ratio following such transfer (although any subsequent transfer may result in an adjustment pursuant to the terms of this Section 14.03, subject however to this clause (y)); and (z) the Minimum Fixed Charge Coverage Ratio shall not be adjusted for any reason other than due to Landlord partially assigning its interest in the Lease or the Other Lease with respect to one or more of the Demised Properties under Article XXXVIII. For the avoidance of doubt, and without limiting clause (z) of the immediately preceding sentence, the Minimum Fixed Charge Coverage Ratio shall not be adjusted by reason of any removal of any Demised Properties from the Lease or Other Lease due to a total taking of any Demised Property as provided in Article XIII, or a termination of the Lease or Other Lease with respect to one or more Demised Properties pursuant to Article XXVII.
     Section 14.03 Books and Records. Tenant shall keep accurate books and records of account of all of the Demised Properties. Landlord and its duly authorized representatives shall have the right to examine, copy and audit Tenant’s records and books of account at all reasonable times during regular business hours. Tenant shall provide, or cause to be provided, to Landlord, in addition to any other financial statements required under this Lease, the following financial statements and information, all of which must be prepared in a form reasonably acceptable to Landlord:
          (i) on the Commencement Date, a proforma balance sheet of Tenant certified to the best of Tenant’s knowledge by an officer of Tenant to be true, correct, and complete in all material respects;
          (ii) promptly and in any event within forty-five (45) days after the Commencement Date, compiled proforma financial statements of Tenant including a balance sheet and statement of profits and losses certified by an officer of Tenant to be true, correct, and complete in all material respects;
          (iii) promptly and in any event within ninety (90) days after the end of each Fiscal Year (as hereinafter defined), (A) financial statements of Tenant as of the end of each such Fiscal Year, including a balance sheet and statement of profits and losses for such Fiscal Year, which statements shall be duly certified by an officer of Tenant to fairly represent the financial condition of Tenant, as of the date thereof provided, in no event however, will such information be provided before any applicable SEC 10K filings by
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Guarantor are made (provided further, however that in the event that Guarantor fails to file its SEC 10K within (90) days after any Fiscal Year, Tenant shall be obligated to deliver to Landlord (1) on or before the ninetieth (90th) day after the end of such Fiscal Year financial statements of Tenant regarding the fourth Fiscal Quarter of such Fiscal Year, including a balance sheet and statement of profits and losses for such Fiscal Quarter and (2) on the date Guarantor files its SEC 10K, the Annual Financial Statements, which statements referred to in (1) and (2) shall be duly certified by an officer of Tenant to fairly represent the financial condition of Tenant, as the date thereof);
          (iv) promptly and in any event within forty-five (45) days after the end of each Fiscal Quarter, for Fiscal Quarters 1-3, (A) quarterly statements of the financial position of Tenant, including a balance sheet and statement of profits and losses, such quarterly statements of financial position to be certified by an officer of Tenant to fairly represent the financial condition of Tenant as of the date thereof; (B) a compliance certificate from Tenant, in form and substance reasonably acceptable to Landlord, demonstrating compliance with the requirements set forth in Section 14.02 and such other financial information of Tenant or the Demised Properties reasonably requested by Landlord supporting the statements contained in any such compliance certificate; and (C) such other financial information of Tenant or the Demised Properties reasonably requested by Landlord in form and substance reasonably acceptable to Landlord;
          (v) promptly and in any event within thirty (30) days after the end of each Fiscal Month, profit and loss reports and total sales figures in respect of each Demised Property for the applicable Fiscal Month and the trailing twelve (12) Fiscal Month period (or trailing thirteen (13) Fiscal Month period, to the extent a twelve (12) Fiscal Month period does not cover a full year),
          (vi) any financial statements distributed (A) to Credit Suisse as Administrative Agent pursuant to that certain Credit Agreement dated as of October 30, 2006 (or any successor lender in connection with successor financing) and (B) in connection with those Senior Floating Rate Notes due 2013 and Senior Notes due 2014 issued by Buffets, Inc. (or any successor bond holder in connection with successor bond financing) within five (5) business days after such distribution; and
          (vii) such other information with respect to the Demised Properties or Tenant that may be reasonably requested from time to time by Landlord, within a reasonable time after the applicable request.
          “Fiscal Year” shall mean a fiscal year from approximately July to June. “Fiscal Quarter” shall mean approximately July through September, approximately October through December, approximately January through March, and approximately April through June. The last day of each Fiscal Year is the Wednesday closest to June 30th. “Fiscal Month” shall mean either (A) a calendar month or (B) a reporting period equal to 1/13 of a year, whichever shall then be used by Tenant in maintaining its books and records.
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          Notwithstanding any provision in this Lease to the contrary, for purposes of delivery of the financial statements and information required to be delivered by Tenant under this Lease, Landlord agrees that Tenant’s obligations for the delivery thereof shall be satisfied by a single delivery of such financial statements and information to Drawbridge Special Opportunities Fund LP, 1345 Avenues of the Americas, 46th Floor, New York, NY 10105, Attention: Constantine M. Dakolias, CCO and Glenn P. Cummins, CFO with a copy to Fortress Investment Group, 5221 N. O’Connor Boulevard, Suite 700, Irving, Texas 75039 (collectively “Drawbridge”) and Drawbridge will make such financial statements and other information available to the Landlord under this Lease; provided however, if Landlord is no longer an affiliate of Drawbridge, then this provision shall no longer apply.
          At Landlord’s option, Landlord may request that Tenant deliver a copy of all financial information delivered to Landlord pursuant to Subsections 14.03(i) though (vii) to Landlord’s Lender.
          Tenant acknowledges that Landlord must comply with certain financial audit requirements and Landlord will suffer damages from Tenant’s failure to deliver any of the financial information required in Subsections 14.03(i) though (v) (the “Key Financial Statements”) as and when due. If Tenant fails to deliver any Key Financial Statements as and when due, subject to Force Majeure, Tenant shall pay Landlord a fee equal to US$500 for each missing Key Financial Statement per each day that Tenant has failed to deliver any such Key Financial Statements (the “Financial Statements Default Fee”). The Financial Statements Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Lease regarding Tenant’s failure to deliver the Key Financial Statements. Tenant’s payment of the Financial Statements Default Fee does not cure any Default or Event of Default caused by the failure to deliver any Key Financial Statement in a timely manner.
ARTICLE XV
INTENTIONALLY DELETED
ARTICLE XVI
DEFAULT
     Section 16.01 Events Of Default. The occurrence of any of the following shall constitute an event of default under this Lease (“Event of Default”) on the part of Tenant:
          (a) Nonpayment of Base Rent. Failure to pay any installment of Base Rent hereunder when payment is due. Notwithstanding the foregoing, Tenant shall have one (1) three (3) day grace period for payment of one installment of the Base Rent in any twelve (12) month period during the Lease Term.
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          (b) Nonpayment of Additional Rent. Failure to pay any amount of Additional Rent on or before the date when due and such failure continuing for five (5) days following delivery to Tenant by Landlord of written notice specifying such failure.
          (c) Insolvency. If at any time during the Lease Term, (i) proceedings in bankruptcy shall be instituted (voluntarily or involuntarily) by or against Tenant or Buffets, Inc., a Minnesota corporation (“Guarantor”) that result in the filing of a voluntary petition or the entry of an order for relief, or (ii) Tenant or Guarantor shall file, or any creditor or other person shall file against Tenant or Guarantor, any petition in bankruptcy (i.e., seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief) under the Bankruptcy Code of the United States of America (or under any other present or future federal or state statute, law or regulation of similar intent or application), and such filing is not vacated or withdrawn within sixty (60) days thereafter, or (iii) a trustee or receiver shall be appointed to take possession of any of the Demised Properties, or of all or substantially all of the business or assets of Tenant or Guarantor, and such appointment is not vacated or withdrawn and possession restored to Tenant within sixty (60) days thereafter, or (iv) a general assignment or arrangement is made by Tenant or Guarantor for the benefit of creditors, or (v) any sheriff, marshal, constable or other duly-constituted public official takes possession of any Demised Property, or of all or substantially all of the business or assets of Tenant or Guarantor by authority of any attachment, execution, or other judicial seizure proceedings, and if such attachment or other seizure remains undismissed or undischarged for a period of sixty (60) days after the levy thereof, or (vi) Tenant or Guarantor shall admit in writing Tenant’s or Guarantor’s inability to pay its debts as they become due; or (vii) Tenant or Guarantor files an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant or Guarantor, respectively, in any such proceeding; or (viii) within ninety (90) days after the commencement of any proceeding against Tenant or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, within such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligations under this Lease.
          (d) Misrepresentation. The discovery by Landlord that any representation, warranty or financial statement given to Landlord by Tenant or Guarantor, or any affiliate of Tenant or Guarantor, was intentionally materially false or misleading when given, including without limitation as set forth in any Transaction Document.
          (e) Insurance; Patriot Act. Any breach by Tenant under Article XI or Article XLII, provided however, any breach by Tenant under Article XI shall not constitute an Event of Default so long as Tenant cures any such breach within ten (10) days after receipt of written notice of such breach from Landlord (provided further however, that any lapse of any of the insurance policies required under Article XI shall constitute an automatic Event of Default without any notice or cure right).
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          (f) Delivery of Documents. The failure by Tenant to deliver any of the documents required pursuant to Section 26.01, 28.01 or 38.01 within the time periods required pursuant to such sections.
          (g) Financial Information; Insurance; Financial Covenants; Property Exclusions; Liens. Tenant fails in any of its obligations set forth in Section 14.02; or Tenant fails in any of its obligations set forth in Section 14.03, such failure continuing for a period of ten (10) days after written notice of such failure is delivered by Landlord to Tenant; or any claim of lien is recorded against any Demised Property and such claim of lien continues for thirty (30) days without discharge (by bonding or other means available pursuant to applicable law), satisfaction or provision for payment being made by or on behalf of Tenant.
          (h) Cross Default With Guaranty. There is any default by Guarantor, after any applicable notice or cure periods, under the Guaranty.
          (i) Operating a Replaced Property. Tenant or a Tenant Affiliate commences operating a Replaced Property as a Permitted Restaurant Brand restaurant within two (2) years after Landlord has agreed to the substitution of such Replaced Property.
          (j) Other Obligations. The failure by Tenant to timely perform any obligation, agreement or covenant under this Lease, other than those matters specified in Sections 16.01(a)-(i) above, and such failure continuing for a period of thirty (30) days after written notice of such failure is delivered to Tenant, or such longer period, up to but not exceeding an additional ninety (90) days, as is reasonably necessary to remedy such default provided, however, that if Tenant has continuously and diligently pursued a remedy at all times during such thirty (30) day period and additional ninety (90) day period, and notwithstanding such efforts by Tenant the applicable Default has not been cured, and if Tenant prior to the expiration of such additional ninety (90) day period delivers to Landlord cash or other collateral, or agrees to other undertakings, in each case reasonably acceptable to Landlord that, in Landlord’s commercially reasonable judgment, fully mitigate any loss that Landlord has suffered, or is reasonably likely to suffer, as a result of such Default, then such Default shall be deemed cured by Tenant for all purposes hereunder; provided, however, that if at any time thereafter Landlord determines in its commercially reasonable discretion that additional cash, collateral or other undertakings by Tenant are required in order to fully mitigate any loss that Landlord has suffered, or is reasonably likely to suffer, as a result of such Default, then Tenant shall deliver such cash or collateral to Landlord, or agree to such other undertakings, within thirty (30) days after Landlord’s written request therefor (and any failure to do so shall constitute an immediate Event of Default hereunder), and Landlord and Tenant agree that Landlord’s actions in accordance with this subsection 16.01(j) shall satisfy any obligation of Landlord pursuant to applicable law to mitigate its damages following any Default.
As used in this Lease, “Default” means any breach or default under the Lease, whether or not the same is an Event of Default, and also any breach or default under the Lease, that after notice or lapse of time or both, would constitute an Event of Default if that breach or default were not cured within any applicable grace or cure period.

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     Section 16.02 Remedies Upon Event of Default. If an Event of Default by Tenant occurs and during the continuance thereof, in addition to any other remedies available to Landlord at law or in equity or elsewhere hereunder, Landlord shall have the following remedies:
          (a) Termination. Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable grace period specified herein, to terminate this Lease (or Tenant’s possession to any of the Demised Properties), and at any time thereafter recover possession of all or any portion of the Demised Properties or any part thereof and expel and remove therefrom Tenant and any other person occupying the same by any lawful means, and repossess and enjoy all or any portion of the Demised Properties without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate the Lease (or to terminate Tenant’s right of possession), Landlord shall also have the right to reenter the Demised Properties and take possession of and remove all personal property of Tenant, if any, in such Demised Properties. In connection with any such repossession Tenant (and any affiliate of Tenant holding a liquor license, if any, with respect to the Demised Properties) shall cooperate reasonably with Landlord and any applicable government agency in transferring its liquor license to Landlord, or in assisting Landlord in obtaining a liquor license, all at no cost or expense to Tenant. If Landlord elects to terminate this Lease and/or Tenant’s right to possession, or if Tenant’s right to possession is otherwise terminated by operation of law, Landlord may recover as damages from Tenant the following: (i) all Rent then due under the Lease through the date of termination; (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease Term, including without limitation any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); (iii) the cost of reletting the Demised Properties, including without limitation the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; and (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default. Efforts by Landlord to mitigate the damaged caused by the Event of Default (or Tenant’s Default under this Lease) shall not waive Landlord’s right to recover damages under the foregoing provisions.
          (b) Continuation after Event of Default. If Landlord does not elect to terminate this Lease, then this Lease shall continue in effect, and Landlord may enforce all of its rights and remedies under this Lease, including, without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under law, subject to Article XXXII hereof. Landlord shall not be deemed to have terminated this Lease except by an express statement in writing. Acts of maintenance or preservation, efforts to relet the Demised Properties, or the appointment of a receiver upon application of Landlord to protect Landlord’s interest under this Lease shall not constitute an election to terminate Tenant’s right to possession unless such election is expressly stated in writing by Landlord. Notwithstanding any such reletting without such termination, Landlord may at any time thereafter elect to terminate Tenant’s right to possession and this Lease. If Landlord elects to relet the Demised Properties for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any and all costs of such reletting (including, without limitation, reasonable attorneys’ fees, brokers’ fees, alterations and repairs to any of the Demised Properties, and tenant improvement costs); second, to the payment of any and all indebtedness other than Rent due hereunder from Tenant to
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Landlord; third, to the payment of any and all Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If the rent received from the reletting is less than the sum of the costs of reletting, other indebtedness due by Tenant, and the Rent due by Tenant, then Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly.
          (c) State –Specific Remedy. Landlord may pursue any other remedy now or hereafter available to Landlord under the laws and judicial decisions of the state in which the applicable Demised Properties is located in addition to and not as an alternative remedy to those provided hereunder.
     Section 16.03 Indemnification. Nothing in this Article shall be deemed to affect Tenant’s obligation to indemnify, defend, protect and hold harmless Landlord and the other Landlord Parties under this Lease (including, without limitation, under Article X and Article XXXVII), and such obligation shall survive the termination or expiration of this Lease.
     Section 16.04 Waiver of Notice/ Performance by Landlord. Notwithstanding any provision herein, (a) if Tenant is required to comply with any governmental requirement, Tenant shall not be entitled to notice of default from Landlord and right to cure beyond the period within which such compliance may be required by applicable law or government agency or (b) if in Landlord’s reasonable determination the continuance of any default by Tenant for the full period of notice provided for herein will constitute a threat of injury or harm to persons or property, Landlord may, with or without notice, elect to perform those acts with respect to which Tenant is in default for the account and at the expense of Tenant. If by reason of such governmental requirement or default by Tenant, Landlord is compelled or elects to pay any sum of money, (including without limitation reasonable attorneys’ fees, consultant fees, testing and investigation fees, expert fees and court costs), such sums so paid by Landlord shall be due to Landlord from Tenant within thirty (30) days after written demand therefor from Landlord, in addition to any other amounts to be paid by Tenant under this Lease.
     Section 16.05 Late Fee. In addition to any interest charged to Tenant under Section 16.06, if any payment of Base Rent or Additional Rent is not received by Landlord from Tenant when such payment is due to Landlord hereunder, such payment shall be deemed delinquent and cause Tenant to incur a late fee of seven percent (7%) on each such delinquent payment (the “Late Fee”), due and payable immediately with the delinquent Base Rent or delinquent Additional Rent, as the case may be.
     Section 16.06 Interest. Tenant hereby acknowledges that late payment by Tenant of Base Rent, Additional Rent and/or any other sums due by Tenant hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Demised Properties. Accordingly, in addition to any Late Fee due from Tenant hereunder, any sum due by Tenant under this Lease which is not paid when due shall bear interest at the lesser of ten percent (10%) per annum of such sums or the maximum rate allowed
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under applicable law, from the date such sum becomes due and payable by Tenant hereunder until paid, unless otherwise expressly provided in this Lease.
     Section 16.07 Tenant’s Subleases. If Landlord elects to terminate this Lease on account of any Event of Default, then Landlord may: (i) terminate any sublease and any license, concession, or other consensual arrangement for possession entered into by Tenant and affecting any of the Demised Properties which is not the subject of a nondisturbance agreement executed by Landlord; or (ii) choose to succeed to Tenant’s interest in such arrangement. Absent a nondisturbance agreement between Landlord and such subtenant, no payment by a subtenant with respect to a sublease shall entitle such subtenant to possession of any Demised Property after termination of this Lease and Landlord’s election to terminate the sublease by the subtenant. If Landlord elects to succeed to Tenant’s interest in such arrangement, then Tenant shall, as of the date of notice given by Landlord to Tenant of such election, have no further right to, or interest in, any rent or other consideration receivable under that arrangement.
     Section 16.08 Other Effects of Events of Default.
          (a) Upon the occurrence of an Event of Default, Landlord shall have all rights and remedies hereunder and under applicable law immediately. Except only as may be required by statute which cannot be waived lawfully, Landlord shall have no obligation to give any notice after an Event of Default as a condition to Landlord’s pursuit of any right or remedy.
          (b) This Section is in all respects subject to any applicable statute that provides rights in favor of Tenant that are contrary to this Section. Notwithstanding anything else herein (but subject to any such applicable statute), Landlord shall have no obligation to accept the attempted or purported cure of, or to waive, any Event of Default, regardless of tender of delinquent payments or other performance by Tenant, or any other event or condition whatsoever; and Tenant shall not have any right to cure any Event of Default, and no right to cure shall be implied.
          (c) Without limiting the foregoing, after the occurrence of any Event of Default (irrespective of whether or not the same consists of an ongoing condition, a one-time occurrence, or otherwise), the same shall be deemed to continue at all times thereafter; provided, however, that such Event of Default shall cease to continue only if Landlord shall accept performance of the defaulted obligation or shall execute and deliver a written agreement in which Landlord expressly states that such Event of Default has ceased to continue. Landlord shall not be obligated under any circumstances whatsoever to accept such performance or execute and deliver any such writing.
          (d) Without limitation, this Section shall govern in any case where reference is made in this Lease to (i) any “cure” (whether by use of such word or otherwise) of any Event of Default, (ii) “during an Event of Default” or “the continuance of an Event of Default” (in each case, whether by use of such words or otherwise), or (iii) any condition or event which continues beyond the time when the same becomes an Event of Default.
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     Section 16.09 Acceptance of Rent Without Waiving Rights. No payment by Tenant shall be deemed to be other than on account of the earliest sum due from Tenant hereunder, nor shall any endorsement or statement by Tenant on any check or any letter accompanying such payment be deemed an accord and satisfaction of any amount in dispute between Tenant and Landlord or otherwise. Landlord may accept any and all of Tenant’s payments without waiving any right or remedy under this Lease, including but not limited to the right to commence and pursue an action to enforce rights and remedies under a previously served notice of default, without giving Tenant any further notice or demand.
     Section 16.10 Waiver by Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord’s lawful reentering and taking possession of the Demised Properties in accordance with the provisions of this Lease or removing and storing the property of Tenant as herein provided.
     Section 16.11 Remedies Cumulative. All rights, privileges, elections, and remedies of Landlord and Tenant are cumulative and not alternative with all other rights and remedies hereunder, at law or in equity to the fullest extent permitted by law. The exercise of one or more rights or remedies by Landlord or Tenant shall not impair Landlord’s or Tenant’s rights to exercise any other right or remedy to the fullest extent permitted by law.
     Section 16.12 Survival. The remedies available to Landlord pursuant to this Article shall survive expiration or termination of the Lease.
ARTICLE XVII
UNAVOIDABLE DELAYS, FORCE MAJEURE
          If either party shall be prevented or delayed from punctually performing any obligation or satisfying any condition under this Lease by any condition beyond the control of such party, exclusive of financial inability of a party (including without limitation any of the following if beyond the control of (and not caused by) such party (“Force Majeure”): strike, lockout, labor dispute, civil unrest, inability to obtain labor, materials or reasonable substitutes thereof, acts of God, present or future governmental restrictions, regulations or control, insurrection, and sabotage), then the time to perform such obligation or satisfy such condition shall be extended by the delay caused by such event, but only for a reasonable period of time not to exceed, in any event, three hundred sixty-five (365) days (the “Force Majeure Deadline”). Notwithstanding the foregoing, the Force Majeure Deadline shall not apply to the maintenance or repair of the physical condition of any Demised Property (other than any default under Article XXXVII hereof) (a “Physical Condition Force Majeure Waiver”) provided that no more than 5 Demised Properties in the aggregate under this Lease and the Other Lease shall be subject to a Physical Condition Force Majeure Waiver at any given time. The provisions of this Article shall in no event operate to delay the Commencement Date or to excuse Tenant from the payment of all Rent as and when due under this Lease.
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ARTICLE XVIII
NO WAIVER
          The failure of Landlord or Tenant to insist upon strict performance of any of the terms and conditions hereof shall not be deemed a waiver of any rights or remedies that party or any other such party may have, and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants or conditions.
ARTICLE XIX
NOTICES
          Whenever it is provided herein that notice, demand, request or other communication shall or may be given to either of the parties by the other, it shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless same shall be given or served as follows:
          (a) If given or served by Landlord, (1) by hand delivery to Tenant, (2) by mailing same to Tenant by registered or certified mail, postage prepaid, return receipt requested, or (3) by delivery by overnight courier such as Federal Express, all delivered and addressed to Tenant at the following address:
Fire Mountain Restaurants, LLC
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: Mike Andrews, CEO
Telephone: (651) 365-2626
Facsimile: (651) 365-2721
with a copy to:
Fire Mountain Restaurants, LLC
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: H. Thomas Mitchell, Esq.
Telephone: (651) 365-2631
Facsimile: (651) 365-2224
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with a copy to:
Kirkland & Ellis, LLP
200 East Randolph Drive
Chicago, Illinois 60601
Attention: Gregory Spitzer, Esq.
Telephone: (312) 861-2115
Facsimile: (312) 660-0274
          (b) If given or served by Tenant, (1) by hand delivery to Landlord, (2) by mailing same to Landlord by U.S. registered or certified mail, postage prepaid, return receipt requested, or (3) by delivery by overnight courier such as Federal Express, all delivered and addressed to Landlord at the following address:
FIGRYANH LLC
c/o Drawbridge Special Opportunities Fund LP
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attn: Constantine M. Dakolias, CCO
          and Glenn P. Cummins, CFO
Telephone: (212) 798-6100
Facsimile: (212) 202-3685
with a copy to:
Fortress Investment Group
5221 N. O’Connor Boulevard, Suite 700
Irving, Texas 75039
Attn: David Pettijohn
Telephone: (972) 532-4340
Facsimile: (972) 532-4343
with a copy to:
Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010
Attn: Marc I. Hayutin, Esq.
Telephone: (213) 896-6018
Facsimile: (213) 896-6600
          (c) All notices, demands, requests or other communications hereunder shall be deemed to have been given or served: (1) if hand delivered, on the date received (or the date delivery is refused) by the recipient party; (2) if delivered by registered or certified mail, three (3) days after the date of posting as marked on the U.S. postage receipt; and (3) if by Federal
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Express or similar overnight courier service, on the date of receipt (or the date delivery is refused) by the recipient party.
          (d) Either Landlord or Tenant may from time to time change its address for receiving notices under this Lease by providing written notice to the other party in accordance with this Article XIX.
ARTICLE XX
ACCESS
          Landlord and its designees shall have the right upon not less than forty-eight hours’ prior written notice to Tenant (except in the event of an emergency, where no prior notice shall be required) to enter upon any of the Demised Properties at reasonable hours to inspect such Demised Properties or, during the period commencing one year prior to the end of the Lease Term, for the purpose of exhibiting same to prospective tenants and posting “for lease” or similar signage at the Demised Properties, in Landlord’s discretion. Any such entry and/or inspection by Landlord shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Properties. Tenant may provide an escort for Landlord during any such entry and/or inspection, but Landlord’s right to such entry and/or inspection shall not be subject to the availability or presence of any such escort provided by Tenant. Landlord agrees to reasonably cooperate with any escort provided by Tenant during any inspection of any of the Demised Properties.
ARTICLE XXI
SIGNS
          No sign shall be installed on any of the Demised Properties until all governmental approvals and permits required therefor are first obtained and all fees pertaining thereto have been paid by Tenant. Except as set forth in the preceding sentence, Tenant may, at Tenant’s sole cost and expense, install or erect signs of any height or dimensions and bearing such inscription as Tenant shall reasonably determine. Tenant may at all times remove such signage, subject to the requirements of the Lease. Upon the termination of this Lease following an Event of Default or upon a rejection of this Lease in any bankruptcy, Landlord shall have the right, at its sole option, to retain and use the signage structures in the future operation of the Demised Properties without payment of any compensation to Tenant, or to require Tenant to remove such signage structures at Tenant’s sole cost and expense.
ARTICLE XXII
IMPROVEMENTS AND FIXTURES
     Section 22.01 Any and all portions of the Building, all other improvements on the Real Property at the Commencement Date and all Building Equipment on the Demised Properties at the Commencement Date shall be the property of Landlord (excluding the trade fixtures and the
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Restaurant Equipment). In the event that Tenant installs or erects fixtures or improvements to the Demised Properties after the Commencement Date (excluding the trade fixtures and Restaurant Equipment), such fixtures or improvements shall at the expiration or earlier termination of the Lease, become the property of Landlord and remain upon and be surrendered with the Demised Properties. Notwithstanding the foregoing provisions, Tenant shall be liable for all property taxes, assessments, and similar charges assessed against or allocable to any fixtures or equipment at the Demised Properties (irrespective of whether such items are Building Equipment owned by Landlord or Restaurant Equipment or other personal property of Tenant) and which are attributable to any period of time during the Lease Term.
     Section 22.02 During the Lease Term, Tenant shall be entitled to use the Building Equipment in Tenant’s operations at the Demised Properties. Except as otherwise provided in Section 22.04, Tenant shall keep the Building Equipment in good working order and repair, shall not remove the Building Equipment from the Demised Properties and shall not permit any lien or other encumbrance to attach to Building Equipment except any such liens that are being contested by Tenant in good faith by appropriate proceedings and that have been bonded over by Tenant to the commercially reasonable satisfaction of Landlord or for which Tenant provides alternative security to the commercially reasonable satisfaction of Landlord. Tenant shall keep (or cause to be kept) the Building Equipment insured and shall be responsible for any casualty or other loss to Building Equipment or occasioned by Building Equipment. Tenant may, from time to time, retire or replace Building Equipment with new or comparable items of equipment purchased by Tenant, in which event such replaced equipment shall constitute Building Equipment. All Building Equipment shall be the property of Landlord, and Tenant shall execute such instruments and documents as Landlord may reasonably require to evidence such ownership by Landlord.
     Section 22.03
          (a) Without limiting Landlord’s rights or Tenant’s obligations in subsection (b), Tenant shall deliver to Landlord within thirty (30) days following Tenant’s receipt of Landlord’s written request (i) to the extent in Tenant’s possession and/or control, a complete then-current listing of all Restaurant Equipment, which may be in electronic format, to the extent not previously delivered to Landlord, and (ii) any fixed asset report relating to the Restaurant Equipment in Tenant’s possession and/or control, to the extent not previously delivered to Landlord; provided that Landlord shall have the right to deliver such request not more than one time in any 12 month period during the Lease Term and provided that Tenant’s delivery of such information in (i) and (ii) shall be without any representation or warranty as to such information’s accuracy or completeness.
          (b) At any time during the occurrence of any Event of Default, and during the occurrence of any Default caused by the failure of Tenant to pay any amount as and when due from Tenant under the Lease, and within ninety (90) days before the expiration of the Lease Term, Tenant shall deliver to Landlord immediately following Tenant’s receipt of Landlord’s written request (i) to the extent in Tenant’s possession and/or control, a complete then-current listing of all Restaurant Equipment, which may be in electronic format, to the extent not previously delivered to Landlord, and (ii) any fixed asset report relating to the Restaurant
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Equipment in Tenant’s possession and/or control, to the extent not previously delivered to Landlord; provided that Tenant’s delivery of such information in (i) and (ii) shall be without any representation or warranty as to such information’s accuracy or completeness.
          (c) Without limiting Article XX, at any time during the Lease Term, upon not less than forty-eight hours’ prior written notice to Tenant, Landlord may enter upon the Demised Property at reasonable hours to inspect and inventory the Restaurant Equipment provided that (i) such inspection and inventory shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Property, (ii) Landlord shall have the right to such inspection and inventory not more than one time in any 12 month period during the Lease Term, (iii) at Tenant’s option, such inspection and inventory shall not be conducted during normal business hours and Tenant may provide an escort for Landlord during any such inspection and inventory (provided further that Landlord’s right to such inspection and inventory shall not be subject to the availability or presence of any such escort), and (iv) Landlord shall promptly pay the costs of any damage caused by Landlord and/or its agents to any Restaurant Equipment in connection with such inspection and inventory.
          (d) Without limiting Article XX, at any time during the occurrence of any Event of Default or any Default in connection with any payment due and payable by Tenant under the Lease and within ninety (90) days before the expiration of the Lease Term, Landlord may enter (without any notice) upon the Demised Property to inspect and inventory the Restaurant Equipment; provided that (i) such inspection and inventory shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Property, (ii) at Tenant’s option, such inspection and inventory shall not be conducted during normal business hours and Tenant may provide an escort for Landlord during any such inspection and inventory (provided further that Landlord’s right to such inspection and inventory shall not be subject to the availability or presence of any such escort), and (iii) Landlord shall promptly pay the costs of any damage caused by Landlord and/or its agents to any Restaurant Equipment in connection with such inspection and inventory.
          (e) Tenant shall not commit waste with respect to the Restaurant Equipment located in each Demised Property and shall not remove the Restaurant Equipment from the Demised Properties (except to the extent it is replaced by equipment of equal or greater quality and utility). Tenant shall keep the Restaurant Equipment insured and shall be responsible for any casualty or other loss to Restaurant Equipment or occasioned by Restaurant Equipment. Tenant may, from time to time, retire or replace Restaurant Equipment with new items of equipment purchased by Tenant, in which event such replaced equipment shall constitute Restaurant Equipment.
          (f) Tenant shall use commercially reasonable efforts to obtain an option to purchase the Restaurant Equipment on behalf of Landlord from any lender of the Restaurant Equipment pursuant to an agreement in form and substance commercially reasonably satisfactory to Landlord. In addition, Landlord shall execute and deliver a lien waiver agreement in form and substance commercially reasonably satisfactory to Landlord to any lender of the Restaurant Equipment.
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          (g) Any Restaurant Equipment remaining on the Demised Properties after ten (10) days after the expiration or earlier termination of the Lease Term shall be deemed abandoned and shall become the property of Landlord without payment therefor. Notwithstanding the foregoing, following any Event of Default or expiration of the Lease (including, without limitation, the nonrenewal of the Lease) and subject to the rights of Tenant’s Lender, Landlord shall have the option to purchase any or all the Restaurant Equipment for Fair Market Value (hereinafter defined), which option is assignable by Landlord. Tenant shall deliver the Restaurant Equipment to Landlord unencumbered by any liens. “Fair Market Value” shall be determined by the following procedure upon expiration of the Lease:
     (1) Submission of Fair Market Value. Within fifteen (15) days after the date Landlord delivers notice to Tenant that Landlord will be exercising its option to purchase the Restaurant Equipment (the “Notice Date”), each of Landlord and Tenant shall deliver to the other party its calculation of the Fair Market Value of the Restaurant Equipment.
     (2) Appointment and Qualifications of Appraisers. Within thirty (30) days after the Notice Date, Landlord and Tenant shall each appoint one licensed equipment appraiser who has been active over the previous ten-year (10-year) period in the appraisal of restaurant equipment (each such appraiser chosen pursuant to this subsection (2), an “Appraiser”). Each of Landlord and Tenant shall notify the other party, in writing, of its Appraiser (and the business address thereof) within two (2) business days after the appointment thereof (collectively, the “Appraiser Appointment Notices”). Each of Landlord and Tenant agree that any Appraiser may be (but is not required to be) an appraiser who assisted either party in determining such party’s calculation of the Fair Market Value of the Restaurant Equipment pursuant to subsection (1), above.
     (3) Appointment of Third Appraiser. If each party appoints an Appraiser and notifies the other party in accordance with subsection (2), above, then the two (2) Appraisers shall, within ten (10) days after delivery of the later of the two Appraiser Appointment Notices, agree on and appoint a third Appraiser (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Appraisers chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Appraiser and the business address thereof. If the two (2) Appraisers fail to agree on and appoint a third Appraiser within such ten (10) day period, then either party may elect to have the third Appraiser selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third Appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such
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determination. The decision of the AAA shall be final and conclusive as to the identity of the third Appraiser.
     (4) Appraisers’ Decision. Within thirty (30) days after the appointment of the third Appraiser, each of the three (3) Appraisers shall decide whether the Fair Market Value of the Restaurant Equipment as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the Fair Market Value of the Restaurant Equipment as determined by each such Appraiser. The decision of the majority of the three (3) Appraisers shall be binding on Landlord and Tenant (subject to subsection (5), below). The determination of each Appraiser shall be limited to the sole issue of, and each Appraiser shall have neither the right nor the power to determine any issue other than, whether the Fair Market Value of the Restaurant Equipment as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Fair Market Value of the Restaurant Equipment as determined by each such Appraiser.
     (5) If Only One Appraiser Is Appointed. If either Landlord or Tenant fails to appoint an Appraiser within thirty (30) days after the Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with subsection (2), above, then the Appraiser timely appointed by such other party shall reach a decision regarding whether the Fair Market Value of the Restaurant Equipment as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Fair Market Value of the Restaurant Equipment as determined by each such Appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such Appraiser’s appointment. In such event, such Appraiser’s decision shall be binding on Landlord and Tenant.
     (6) Cost of Arbitration. If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Tenant’s proposed Fair Market Value of the Restaurant Equipment is closer to the actual Fair Market Value of the Restaurant Equipment, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Landlord’s proposed Fair Market Value of the Restaurant Equipment is closer to the actual Fair Market Value of the Restaurant Equipment, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration
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paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this Section (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
          Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, Fair Market Value shall be reasonably determined by a Qualified Appraiser (as hereinafter defined) selected by Landlord, of the Restaurant Equipment purchased by Landlord pursuant to this Section, less the cost, as reasonably determined by Landlord, to remove such Restaurant Equipment from the Demised Properties, if and to the extent Landlord shall remove such trade fixtures from the Demised Properties. As used herein, “Qualified Appraiser” shall mean an independent licensed restaurant equipment appraiser with at least 10 year’s experience in the business of valuation of restaurant equipment on a national basis.
Notwithstanding anything contained herein to the contrary, the Restaurant Equipment subject to Landlord’s right to purchase for Fair Market Value shall not include any Restaurant Equipment that is marked with or contains protected intellectual property owned by or licensed to Tenant in connection with the operation of a Permitted Restaurant Brand (“Marks”) and where, in Landlord’s and Tenant’s reasonable determination, removal or covering of such Mark would significantly damage such Restaurant Equipment. In addition, if any Restaurant Equipment is marked with or contains any Marks and in Landlord’s and Tenant’s reasonable determination removal or covering of such Mark would not significantly damage such Restaurant Equipment, Landlord shall provide Tenant a reasonable opportunity to remove or cover such Marks before Landlord takes possession of such Restaurant Equipment.
ARTICLE XXIII
END OF TERM
Upon the expiration or earlier termination of the Lease Term, Tenant shall peaceably and quietly quit and surrender the Demised Properties, and all Alterations which are then part of the Demised Properties, broom clean and in good order and condition, ordinary wear and tear excepted and except as provided in Articles XII and XIII. Tenant shall prior to the end of the Lease Term transfer to Landlord all plans, drawings, other Alteration Information, and technical descriptions of the Demised Properties, and shall assign to Landlord all assignable permits, licenses, authorizations and warranties necessary for the operation of the Demised Properties (in each case to the extent not previously transferred or assigned to Landlord). Upon the expiration or earlier termination of this Lease Tenant shall have the obligation to remove all Restaurant Equipment, except that Tenant may elect to abandon any trade fixtures or equipment which is attached or connected to the Demised Properties. Any such items or other items of Restaurant Equipment or personal property which are not removed upon the expiration or earlier termination of this Lease shall be deemed abandoned and may be removed, disposed of or used by Landlord without payment of any compensation to Tenant. This Article XXIII shall survive the expiration or termination of the Lease.
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ARTICLE XXIV
HOLDING OVER
          If Tenant holds over in possession after the expiration of the Lease Term, then such holding over shall not be deemed to extend the Lease Term or renew this Lease, but rather the tenancy thereafter shall continue as a tenancy at sufferance pursuant to the terms and conditions herein contained, at One Hundred Fifty percent (150%) of the Base Rent otherwise then applicable (in addition to all Additional Rent); and Tenant shall be responsible for the consequences of any unauthorized holdover and shall indemnify, defend, protect (with counsel selected by Landlord) and hold Landlord Parties wholly free and harmless of, from and against any and all damages, losses, costs, expenses and claims arising therefrom, including reasonable attorneys fees and costs. This Article shall survive expiration or termination of the Lease.
ARTICLE XXV
TENANT ASSIGNMENT AND SUBLETTING
     Section 25.01
          (a) Except as otherwise explicitly provided in this Article, neither Tenant, nor Tenant’s successors or assigns, shall assign in whole or in part, by operation of law or otherwise, this Lease, or sublet the Demised Properties, in whole or in part, or permit the Demised Properties or any portion of it to be used or occupied by others, or enter into a management contract or other arrangement whereby the Demised Properties shall be managed or operated by anyone other than the owner of the Tenant’s leasehold estate, without the prior written consent of Landlord in each instance, such consent not to be unreasonably withheld or conditioned so long as Landlord has received all information reasonably requested. Notwithstanding the foregoing, Tenant may assign or transfer the Lease in its entirety or sublease all or a portion of the Demised Properties, with prior written notice to Landlord, but without Landlord’s prior written consent, if such assignment, transfer or sublease is to a Tenant Affiliate (as defined below), in which case neither the Tenant nor the Guarantor shall be released of its obligations under this Lease, provided, however, no consent shall be required only so long as such Tenant Affiliate which holds such interest in this Lease shall remain a Tenant Affiliate. In the event such Tenant Affiliate which holds such interest in the Lease ceases to be a Tenant Affiliate during the Lease Term, then such cessation shall be an automatic Event of Default, subject to the terms of this Lease. “Tenant Affiliate” shall mean any person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with Tenant (for purposes of this section, the term “control,” “controlled by” or “under common control with” means the power, direct or indirect, to direct or cause the direction of the management and policies of Tenant, whether through the ownership of voting stock, by contract, as trustee or executor, or otherwise; provided however, such terms shall not apply to any ownership interest of any entity directly or indirectly owning Buffets Holdings, Inc.). Any disposition of an ownership interest in Tenant, either directly or indirectly, in such a manner that the ultimate beneficial owners of Tenant, through one or more tiers of ownership, transfer “control” of Tenant, shall be deemed to be an
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assignment of this Lease. Notwithstanding the foregoing, the following may be made with prior written notice to Landlord, but without Landlord’s prior written consent: (i) the sale or transfer of all or any portion of the equity ownership interests of Guarantor (or its parent) or all or substantially all of Guarantor’s (or its parents’) assets, provided that all of Tenant’s obligations hereunder and Guarantor’s obligations under the Guaranty shall be expressly assumed by the entity acquiring all or substantially all of the assets of Guarantor, (ii) an initial public offering (“IPO”) of stock in Guarantor, Buffets Holdings, Inc. and/or any subsidiary of either of them and (iii) the transfer of shares of stock in any entity after its IPO. Provided Tenant remains liable for all its obligations under this Lease, Landlord shall not unreasonably withhold consent to a sublease or an assignment of this Lease for the purposes permitted herein to an individual, partnership or corporation if (i) such individual, partnership or corporation has, in the reasonable opinion of Landlord at least five (5) years experience in managing and operating restaurants, as well as a record of timely payment of obligations and compliance with applicable laws; (ii) such individual, partnership or corporation is commercially and financially sound; (iii) the restaurant use meets the standards and criteria set forth in Article IV, and (iv) in the case of a proposed sublease, the subtenant has delivered to Landlord and any Landlord’s Lender, upon request, a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Landlord and any Landlord’s Lender (to which Tenant shall not be required to be a party to the extent such agreement is also executed by Landlord’s Lender (provided, however, that Tenant may be required to execute a separate instrument evidencing its consent to and agreement with the provisions of such agreement)). Notwithstanding the foregoing, (x) after any such assignment or sublease, Tenant shall remain liable for all its obligations under this Lease, Guarantor shall remain liable under the Guaranty, and Tenant shall execute and deliver to Landlord a guaranty in form and substance reasonably acceptable to both Landlord and Tenant (which shall contain surety and guarantor waivers similar to those contained in the Guaranty), whereby Tenant explicitly guarantees all of the assignee’s or subtenant’s obligations under the Lease, and (y) Landlord may condition its consent to any sublease regarding the Demised Premises upon the sublease containing the following provisions, in form and substance acceptable to Landlord and Landlord’s Lender (collectively, the “Subordination and Attornment Provisions”): (i) that the sublease is subordinate in all respects to the Lease; (ii) that in the event of the cancellation or termination of the Lease for any reason whatsoever or of the surrender of the Lease by operation of law prior to the expiration date of the sublease, subtenant shall make full and complete attornment to Landlord under either the terms of the Lease or the terms of the sublease, in Landlord’s sole and absolute discretion, for the balance of the term of the sublease; (iii) that subtenant waives the provisions of any law then or thereafter in effect which may give subtenant any right of election to terminate the sublease or to surrender possession of the Demised Properties in the event any proceeding is brought by Landlord to terminate the Lease; and (iv) that all of the foregoing provisions in (i) through (iv) are for the benefit of both Tenant and Landlord and Landlord is a third party beneficiary thereof. Notwithstanding the foregoing, Landlord and Tenant agree that upon the request of any subtenant, Landlord or Landlord’s Lender, Landlord, Tenant and such subtenant will execute and deliver to each other a separate subordination, attornment and nondisturbance agreement regarding the sublease, in form and substance reasonably acceptable to all parties thereto.
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          (b) Tenant shall submit current financial statements of any proposed assignee or sublessee together with Tenant’s request for Landlord’s approval of any proposed assignment or sublease. Tenant shall reimburse Landlord for all reasonable out-of-pocket costs and expenses actually paid by Landlord in connection with any requested assignment or sublease; including, but not limited to, legal expenses in reviewing sublease or assignment documents and in preparing or reviewing consents.
          (c) If this Lease is assigned or transferred, or if all or any part of the Demised Properties is sublet or occupied by any party other than Tenant, Landlord may collect rent from the assignee, transferee, subtenant or occupant, and apply the net amount collected to the Rent reserved in this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any covenant or condition of this Lease, or the acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release of Tenant from the performance or further performance by Tenant of its obligations under this Lease. Without limiting the generality of the forgoing, Tenant expressly acknowledges and agrees that in the event of any assignment of this Lease, Tenant shall remain jointly and severally liable with the assignee for all of the obligations under this Lease, and in all other cases of any transfer of Tenant’s interest under this Lease, Tenant shall remain primarily liable for such obligations. Subject to the foregoing, the consent by Landlord to an assignment, transfer, management contract or subletting shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord in each instance to any subsequent similar action that Tenant may intend to take.
     Section 25.02 Upon any sublease or assignment permitted as provided in this Article XXV, Tenant shall deliver to Landlord copies of such sublease agreement or assignment in form and substance reasonably satisfactory to Landlord (including, without limitation, assumption language reasonably satisfactory to Landlord in any assignment agreement) promptly after the execution thereof by Tenant. An assignment made with Landlord’s consent or as otherwise permitted hereunder shall not be effective until Tenant delivers to Landlord an executed counterpart of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, in which the assignee assumes the performance of the obligations of the assignor under this Lease throughout the Lease Term. In no event shall Tenant be entitled to amend, extend or otherwise modify any sublease without the prior written consent of Landlord, which Landlord may withhold in its commercially reasonable discretion.
     Section 25.03 This Lease shall be binding upon, enforceable by, and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.
ARTICLE XXVI
FINANCINGS
     Section 26.01 Except as provided herein, without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease and any and all subleases and similar arrangements shall be subject and subordinate to all ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect Landlord’s
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interest in the Demised Properties, and all amendments thereto, all without the necessity of Tenant’s (or any subtenant’s) executing further instruments to effect subordination. In the event that any mortgage or deed of trust is foreclosed or a deed in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of and on terms acceptable to such successor in interest. So long as no Event of Default exists under this Lease, Tenant’s possession of the Demised Properties shall not be disturbed as a result of such foreclosure or deed in lieu of foreclosure. Notwithstanding the foregoing, as of the Commencement Date (or if no mortgages, deeds of trust or other security instruments encumber Landlord’s interest in any of the Demised Properties as of the Commencement Date, then at such time as any such instrument does encumber the Demised Properties after the Commencement Date), Landlord, Landlord’s Lender, and Tenant shall execute and deliver to each other a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit G (an “SNDA”). The interest in the Demised Properties of any such future ground lessee or lienholder shall have priority over the interest of Tenant in this Lease and in the Demised Properties, subject to Landlord, Landlord’s Lender and Tenant entering into a subordination, non-disturbance and attornment agreement reasonably required by Landlord or Landlord’s Lender. Tenant shall execute and deliver to Landlord and Landlord’s Lender, and Tenant shall cause any subtenant to execute and deliver to Landlord and Landlord’s Lender, in each case within five (5) days after Landlord’s written request therefor, an SNDA or other subordination, nondisturbance and attornment agreement reasonably required by Landlord or Landlord’s Lender. If Tenant fails to deliver such SNDA within such 5 day period, then Landlord shall deliver a subsequent written request of such SNDA (the “SNDA Second Request”) and Tenant shall be required to deliver such SNDA within five (5) days after the SNDA Second Request.
          Tenant acknowledges that Landlord must comply with Landlord’s Lender’s requirements to deliver an SNDA and Landlord will suffer damages from Tenant’s failure to deliver the SNDA as and when due. If Tenant fails to deliver the SNDA as and when due, subject to Force Majeure, Tenant shall pay Landlord a fee equal to US$500 for each day that Tenant has failed to deliver the SNDA (the “SNDA Default Fee”). The SNDA Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Lease regarding Tenant’s failure to deliver the SNDA. Tenant’s payment of the SNDA Default Fee does not cure any Default or Event of Default caused by the failure to deliver the SNDA in a timely manner.
     Section 26.02 Subject to the terms of this Article, Landlord agrees that Tenant shall have the right to encumber or hypothecate Tenant’s interest in the leasehold estate created by this Lease. As used in this Article, “Leasehold Mortgage” shall mean any leasehold deed of trust, mortgage, assignment of leases and rents, assignment, security agreement, or other security document securing the applicable financing from Tenant’s lender or Tenant Affiliates’ lender (collectively, “Tenant’s Lender”). Landlord shall not be obligated to subordinate any or all of Landlord’s right, title or interest in and to the Demised Properties and this Lease to the lien of any Leasehold Mortgage. A Leasehold Mortgage shall encumber only Tenant’s leasehold interest in the Demised Properties, and shall not encumber Landlord’s right, title or interest in the Demised Properties. Landlord shall have no liability whatsoever for the payment of any obligation secured by any Leasehold Mortgage or any other provisions of such note or the
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Leasehold Mortgage or related obligations. Should there be any conflict between the provisions of this Lease and of any Leasehold Mortgage, the provisions of this Lease shall control. No Leasehold Mortgage will be for a term longer than the Original Lease Term for the applicable Tranche that includes the Demised Property subject to the Leasehold Mortgage or as the Original Lease Term may be extended for the applicable Tranche that includes the Demised Property subject to the Leasehold Mortgage in accordance with the terms of this Lease. Either prior to or concurrently with the recordation of the Leasehold Mortgage, Tenant shall cause a fully conformed copy thereof and of the financing agreement secured thereby to be delivered to Landlord and Fee Mortgagee, together with a written notice containing the name and post office address of Tenant’s Lender. Without limiting anything contained in this Section, upon written request from Tenant, Landlord agrees to deliver an estoppel certificate in favor of Tenant’s Lender regarding this Lease, in form and substance reasonably acceptable to Landlord and Tenant’s Lender. Tenant agrees that a condition precedent to its granting a Leasehold Mortgage to any Tenant’s Lender shall be the execution and delivery by such Tenant’s Lender to Landlord and Landlord’s Lender of a subordination, non-disturbance and attornment agreement, in form and substance reasonably acceptable to Landlord and Fee Mortgagee, which shall provide, without limitation, that upon a default under the Leasehold Mortgages, Tenant’s Lender may foreclose only on the Lease as an entirety, applicable to all, but not less than all (even if otherwise possible under applicable law) of the Demised Properties. If Landlord obtains financing secured by mortgages, deeds of trust or other security instruments encumbering Landlord’s interest in any of the Demised Properties (the “Fee Mortgages”) as of the Commencement Date, then Tenant shall not record a Leasehold Mortgage until after the recordation of the Fee Mortgages. However, if Landlord does not obtain financing secured by Fee Mortgages as of the Commencement Date, Tenant shall be permitted to record the Leasehold Mortgages prior to the Fee Mortgages so long as Tenant has otherwise satisfied the requirements under this Section. A Leasehold Mortgage shall be, and hereafter shall continue at all times to be, subject to each and all of the covenants, conditions and restrictions set forth in the Lease, and junior, subject and subordinate, in each and every respect, to all rights and interests of any Fee Mortgagee (as defined below) now or hereafter affecting any of the Demised Properties. If Landlord delivers to Tenant a Default notice under this Lease, Landlord shall notify any Tenant’s Lender (without any liability for failure to provide such notification) who has given Landlord a prior written request for such notice of such Default by sending a copy of the Default notice to Tenant’s Lender, and Landlord shall recognize and accept the performance of any obligation of Tenant hereunder by Tenant’s Lender (provided said performance occurs within the same cure periods as provided to Tenant under the Lease); provided, however that nothing contained herein shall obligate Tenant’s Lender to take any such actions. As used herein, “Fee Mortgagee” means any mortgagee or Landlord’s Lender (and its successors and assigns) under any Fee Mortgage.
Any act by Tenant or Tenant’s Lender in violation of this Section 26.02 shall be null and void and of no force or effect. This Section shall survive termination of the Lease.
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ARTICLE XXVII
TENANT’S TERMINATION RIGHTS
          Section 27.01 Tenant shall have the right to terminate the Lease with respect to individual Demised Properties subject to the satisfaction of all of the following (collectively, the “Termination Conditions”): (a) Tenant shall deliver to Landlord written notice of any proposed termination of the Lease with respect to any Demised Property not less than one hundred eighty (180) days prior to the proposed termination date (which notice shall also set forth the proposed termination date); (b) Tenant shall identify, not less than ninety (90) days prior to the proposed termination date, a bonafide, willing and able purchaser (other than Tenant or any Tenant Affiliate) (“Proposed Purchaser”) to acquire (or, if a groundleased Demised Property, assume the groundlease tenant’s rights in) the applicable Demised Property for a purchase price of not less than US$2,500,000, (c) Landlord and Proposed Purchaser shall enter into a purchase and sale agreement reasonably acceptable to Landlord regarding the applicable Demised Property (with a closing date for the sale (or assignment) that is no earlier than the proposed termination date described in Tenant’s notice to Landlord described in subsection (a)); and (d) there shall be no Default or Event of Default continuing at any time prior to the execution and delivery of such purchase and sale agreement. Following satisfaction of the Termination Conditions, the Lease shall be terminated with respect to the applicable Demised Property upon consummation of the sale (or assignment) to the Proposed Purchaser; provided, however, that (x) if Landlord refuses to enter into a commercially reasonable purchase and sale agreement with the Proposed Purchaser after full satisfaction of the other Termination Conditions, or the sale (or assignment, as applicable) of the applicable Demised Property fails to timely close due to a default by Landlord (either, a “Landlord Rejection”), the Lease shall be deemed terminated with respect to the applicable Demised Property as of the date of such refusal or default (as applicable); and (y) notwithstanding any other provision of this Article, Tenant may not terminate the Lease with respect to more than an aggregate of five (5) Demised Properties under the Lease and may not terminate the Lease with respect to any Demised Property after the first two (2) Lease Years of the Original Term. Without limiting the foregoing, if the sale (or assignment, as applicable) of the applicable Demised Property fails to close due to a default by the Proposed Purchaser under the purchase and sale agreement, then the Lease shall not be terminated with respect to such Demised Property.
          Section 27.02. Upon the termination of the Lease with respect to any Demised Property pursuant to this Article, the Base Rent shall be reduced by an amount equal to the product of (a) the net sales proceeds received by Landlord from the sale of such Demised Property multiplied by (b) 0.667 percent (0.667%) (such product, the “Termination Rent Reduction”; provided, however, that upon a Landlord Rejection, the Termination Rent Reduction shall an amount equal to the product of (x) the purchase price offered by the Proposed Purchaser for the applicable Demised Property, multiplied by (y) 0.667 percent (0.667%); provided further, however, that in no event shall the Termination Rent Reduction exceed Tenant’s allocated base rent of such Demised Property as set forth on Tenant’s books and records. Landlord and Tenant agree to enter into any amendment requested by the other party to evidence any such termination
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of the Lease regarding the applicable Demised Property and the corresponding Base Rent reduction as described in this Article. Without limiting Article XXXVI, time is of the essence of the provisions of this Article XXVII. Notwithstanding any other provision in this Article XXVII, in no event shall Tenant be permitted to terminate this Lease with respect to any Individual Demised Property if any proposed sale of such Individual Demised Property and any release of such Individual Demised Property from the lien of any Fee Mortgagee is reasonably determined by Landlord and/or Fee Mortgagee to violate any provisions of the federal income tax law relating to “real estate mortgage investment conduits” (“REMICs”), which appear in Sections 860A through 860G of the Internal Revenue Code of 1986, as amended from time to time.
ARTICLE XXVIII
CERTIFICATES
     Section 28.01
          (a) Tenant or Landlord, as applicable (the Certifying Party”) shall, without charge, at any time and from time to time, within five (5) days after requested in writing by the other party (the “Requesting Party”), deliver a written instrument (the “Estoppel Certificate”) to the Requesting Party or any other person, firm or corporation specified by the Requesting Party, duly executed and acknowledged, certifying such information as is reasonably requested by the Requesting Party, which may include confirmation that:
          (i) This Lease is unmodified and in full force and effect, or if there has been any modification, that the Lease is in full force and effect as modified and stating any such modification;
          (ii) Whether or not there are then existing, to the actual knowledge of the executing officer, any defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Lease upon the part of the Certifying Party to be performed or complied with, and, if so, specifying same (including, without limitation, whether the Certifying Party knows or does not know of any default by the Requesting Party in the Requesting Party’s performance of all agreements, terms, covenants and conditions to be performed by the Requesting Party, and if such default does exist, specifying same);
          (iii) The amounts and dates to which the Base Rent and Additional Rent and any and all other charges due by Tenant hereunder have been paid, the amounts of any and all outstanding balances of such items, if any, known to the Certifying Party; and
          (iv) such other accurate statements as may be reasonably requested by the Requesting Party.
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If the Certifying Party fails to deliver such Estoppel Certificate within such 5 day period, then the Requesting Party shall deliver a subsequent written request of such Estoppel Certificate (the “Estoppel Certificate Second Request”) and the Certifying Party shall be required to deliver such Estoppel Certificate within five (5) days after the Estoppel Certificate Second Request.
          (b) Tenant’s failure to so deliver said Estoppel Certificate shall be deemed conclusive against Tenant as to the truthfulness of the items stated in Landlord’s request. Delivery of a completed Estoppel Certificate in substantially the form as set forth on Exhibit B attached hereto (“Estoppel Certificate”) shall satisfy the requirements of this Section.
          (c) Tenant acknowledges that Landlord must comply with Landlord’s Lender’s requirements to deliver an Estoppel Certificate and Landlord will suffer damages from Tenant’s failure to deliver the Estoppel Certificate as and when due. If Tenant fails to deliver the Estoppel Certificate as and when due, subject to Force Majeure, Tenant shall pay Landlord a fee equal to US$500 for each day that Tenant has failed to deliver the Estoppel Certificate (the “Estoppel Certificate Default Fee”). The Estoppel Certificate Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Lease regarding Tenant’s failure to deliver the Estoppel Certificate. Tenant’s payment of the Estoppel Certificate Default Fee does not cure any Default or Event of Default caused by the failure to deliver the Estoppel Certificate in a timely manner.
ARTICLE XXIX
RELATIONSHIP OF PARTIES
          Nothing contained in this Lease shall be construed to create the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.
ARTICLE XXX
RECORDING
          Neither Landlord nor Tenant shall record this Lease; however, upon the request of either party hereto, the other party shall join in the execution and recordation of a memorandum of lease (or other document that serves the same purpose) in a form substantially similar to the form attached hereto as Exhibit C or a substantially equivalent form complying with state-specific recording requirements (collectively, the “Memoranda” and each individually a “Memorandum”). Each Memorandum shall describe the parties, the relevant Demised Property, the term of this Lease, any special provisions other than those pertaining to Rent and shall incorporate this Lease by reference. Tenant shall pay all costs charged or collected by the county recorders and other appropriate government offices to record the Memoranda.
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ARTICLE XXXI
CAPTIONS AND SECTION NUMBERS
          The captions, section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles nor in any way affect this Lease.
ARTICLE XXXII
APPLICABLE LAW; WAIVER OF JURY TRIAL
          This Lease shall be governed by, and construed in accordance with the laws of the State of New York without regard to conflicts of law principles; provided, however, that any forcible entry and detainer action or similar proceeding shall be governed by the laws of the state in which the applicable Real Property is located. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.
          LANDLORD AND TENANT HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH ANY DEMISED PROPERTY IS LOCATED AND EACH IRREVOCABLY AGREES THAT (EXCEPT FOR FORCIBLE ENTRY AND DETAINER ACTIONS OR SIMILAR ACTIONS) ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LEASE SHALL BE LITIGATED IN SUCH COURTS. TENANT ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE DEMISED PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LEASE.
          EACH OF LANDLORD AND TENANT, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS LEASE. TENANT ACKNOWLEDGES THAT THE PROVISIONS OF THIS ARTICLE ARE A MATERIAL INDUCEMENT TO LANDLORD’S ENTERING INTO THE LEASE.
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ARTICLE XXXIII
ENTIRE AGREEMENT
          This Lease and the Exhibits attached hereto, all of which form a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Properties, and there are no covenants, promises, agreements, conditions or understandings heretofore made, either oral or written, between them other than as herein set forth. No modification, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.
ARTICLE XXXIV
LIABILITY OF PARTIES
     Section 34.01 The obligations of Landlord under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Tenant shall look solely to the Demised Properties and the proceeds therefrom for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from future performance subsequently arising under this Lease and from all liabilities and expenses hereunder.
     Section 34.02 The obligations of Tenant under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant. Landlord shall not seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant, except pursuant to the Guaranty. If more than one person or entity is named as Tenant hereunder, the obligations under this Lease of all such persons and entities as Tenant shall be joint and several.
ARTICLE XXXV
ATTORNEYS’ FEES
          If any legal action should be commenced in any court regarding any dispute arising between the parties hereto, or their successors and assigns, concerning any provision of this Lease or the rights and duties of any person in relation thereto, then the prevailing party therein shall be entitled to collect its reasonable expenses, attorneys’ fees and court costs, including the same on appeal. As used herein, the term “prevailing party” means the party who, in light of the claims, causes of action, and defenses asserted, is afforded greater relief.
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ARTICLE XXXVI
TIME OF THE ESSENCE; SURVIVAL
          Time is of the essence of every provision of this Lease. Any provision of this Lease explicitly providing for the performance by Tenant of obligations upon or after the expiration or termination of this Lease shall survive any such expiration or termination.
ARTICLE XXXVII
ENVIRONMENTAL
     Section 37.01
          (a) For the purpose of this Lease, the following definitions pertaining to environmental matters shall apply:
     “De Minimis Amounts” means, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or release of which does not constitute a violation of, or require regulation or remediation under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar business located in the states in which the relevant Demised Property is located.
     “Environmental Conditions” means the conditions of “Environmental Media” (as defined below), and the conditions of any part of the Demised Properties, including but not limited to building materials, which affect or may affect Environmental Media.
     “Environmental Laws” shall mean any federal, state or local law, statute, ordinance, permit condition or regulation pertaining to occupational health and safety, natural resources or environmental protection, including, without limitation: (1) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. as amended (“CERCLA”), the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq. as amended (“RCRA”), the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, as amended, 33 U.S.C. 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 USC 7401 et seq.; the National Environmental Policy Act of 1970, as amended, 42 USC 4321 et seq.; the Rivers and Harbors Act of 1899, as amended, 33 USC 401 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq. the Endangered Species Act of 1973, as amended, 16 U.S.C. 1531, et seq.; the Occupational Safety and Health Act of 1970, as amended 29 U.S.C. 651, et seq.; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq. as amended, and all regulations, published governmental policies, and administrative or judicial orders promulgated under or implementing or enforcing said laws; (2) all state or local laws which implement the foregoing federal laws or which pertain to
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occupational health and safety, natural resources or environmental protection: all as amended from time to time, and all regulations, published governmental policies, and administrative or judicial orders promulgated under the foregoing laws that are legally binding and; (3) all federal and state common law, including but not limited to the common law of public or private nuisance, trespass, negligence or strict liability, where such common law pertains to occupational health and safety, natural resources, or environmental protection and all legally binding judicial orders promulgated under said laws.
     “Environmental Media” means soil, fill material, or other geologic materials at all depths, groundwater at all depths, surface water including storm water and sewerage, indoor and outdoor air, and all living organisms, including without limitation all animals and plants, whether such Environmental Media are located on or off the Demised Properties.
     “Hazardous Materials” means any ignitable, reactive, explosive, corrosive, carcinogenic, mutagenic, toxic or radioactive material, whether virgin material, secondary material, by-product, waste or recycled material, defined, regulated or designated as a contaminant, pollutant, hazardous or toxic substance, material, waste, contaminant or pollutant under any Environmental Laws presently in effect or as amended or promulgated in the future, and shall specifically include, without limitation: (a) those materials included within the definitions of “hazardous substances,” “extremely hazardous substances,” “hazardous materials,” “toxic substances” “toxic pollutants,” “hazardous air pollutants” “toxic air contaminants,” “solid waste,” “hazardous waste,” “pollutants,” contaminants” or similar categories under any Environmental Laws; and (b) specifically including, without limitation, any material, waste or substance which contains: (i) petroleum or petroleum derivatives byproducts, including crude oil and any fraction thereof and waste oil; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) formaldehyde; and/or (v) radon.
     “Release” means any active or passive spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into any Environmental Media. For the purposes of this Lease, “Release” also includes any threatened Release.
     “Remedial Activities” means any investigation, work plan preparation removal, repair, cleanup, abatement, remediation, monitored natural attenuation, natural resource damage assessment and restoration, closure, post-closure, detoxification or remedial activity of any kind whatsoever necessary to address Environmental Conditions.
     “Unreimbursed Costs” means any fees or other costs which are not reimbursed or subject to reimbursement pursuant to applicable law or regulations, insurance, contractual indemnities or any other means.
     “Use” means the receipt, handling, generation, storage, treatment, recycling, disposal, transfer, transportation, introduction, or incorporation into, on, about, under or from the Demised Properties.
          (b) Tenant acknowledges that Landlord makes no warranties or representations of any kind, or in any manner or in any form whatsoever, as to the status of
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Environmental Conditions or Hazardous Materials at the Demised Properties. Tenant will conduct at its own expense any investigations regarding Environmental Conditions of the Demised Properties in order to satisfy itself as to the absence or existence of Hazardous Materials contamination of the Demised Properties.
     Section 37.02 From and after the Commencement Date, Tenant shall not be entitled to the Use of any Hazardous Materials at the Demised Properties other than De Minimis Amounts, unless performed in compliance in all material respects with all Environmental Laws and any other applicable local, state and federal statutes, orders, ordinances, rules and regulations. Tenant shall be prohibited from conducting or allowing the Release of Hazardous Materials onto, on, about, under or from the Demised Properties, the exception being sewer or other permitted discharges or Releases or other De Minimis Amounts, in compliance in all material respects with all Environmental Laws. From and after the date of this Lease, Tenant covenants to, and shall, undertake all Remedial Activities required by Environmental Laws or otherwise necessary or appropriate to preserve the value of the Demised Properties or to protect the public health to address any Use or Release of Hazardous Materials after the date of this Lease, caused by Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (“Other Parties”), or otherwise adversely affecting any Demised Property at Tenant’s sole cost and expense, and shall give prompt written notice of same to Landlord. If any Remedial Activities are required by Environmental Laws to be performed at any location other than the Demised Properties, Tenant shall use its best efforts to obtain any required access agreements from third parties.
     Section 37.03 In addition to any other obligation herein, Tenant shall defend, indemnify and hold Landlord Parties free and harmless from any and all claims, losses, liabilities and other obligations of any kind whatsoever that may be made against or incurred by Landlord Parties in connection with (i) the violation of any Environmental Law by Tenant (other than known environmental problems specifically identified in the Environmental Reports), or (ii) Hazardous Materials or Environmental Conditions at, on, under, about or from the Demised Properties during the Lease Term (and in the event of any holding over by Tenant, during any period which Tenant occupies the relevant Demised Property), including without limitation any and all costs and fees of attorneys or experts incurred by Landlord in defending against same except to the extent that such Release is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction. This and any other right of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and/or Fee Mortgagees and their respective successors and assigns as third party beneficiaries.
     Section 37.04 Tenant shall promptly inform Landlord in writing of (i) any and all material enforcement actions or initiation of Remedial Activities (where no Remedial Activities are currently being conducted) or other governmental or regulatory enforcement or remedial actions (excluding routine actions such as permit renewals) instituted, completed or threatened pursuant to any Environmental Laws affecting the Demised Properties; (ii) all claims made or threatened by any third person against Tenant or the Demised Properties relating in any way whatsoever to Hazardous Materials or Environmental Conditions (the matters set forth in clauses
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(i) and (ii) are hereinafter referred to as “Environmental Claims”); (iii) Tenant’s knowledge of any material Release of Hazardous Materials at, on, in, under to or from the Demised Properties or on, in or under any adjoining property. Tenant shall also supply to Landlord promptly after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other communications relating in any way to the matters described in this Section.
     Section 37.05 In addition to any other obligations herein, Tenant shall be solely responsible for and shall indemnify and hold harmless all Landlord Parties from and against any and all private or governmental claims, lawsuits, administrative proceedings, judgments, penalties, fines, proceedings, loss, damage, cost, expense or liability arising out of or associated with Tenant’s Use or the presence of Hazardous Materials or Release of Hazardous Materials at, on, under, about or from the Demised Properties during the Lease Term (and in the event of any holding over by Tenant, during any period which Tenant occupies the relevant Demised Property) except to the extent that such Release is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction. Tenant’s indemnity and release includes, without limitation: (i) such costs associated with Remedial Activities, including all necessary plans and reports, incurred by the U.S. Environmental Protection Agency, or any other federal, state or local governmental agency or entity or by any other person, incurred pursuant to the CERCLA, RCRA, or any other applicable Environmental Laws; (ii) any such oversight charges, fines, damages or penalties arising from the presence or Release of Hazardous Materials, and any related Remedial Activities, incurred pursuant to the provisions of CERCLA, RCRA, or any other applicable Environmental Laws; (iii) any such liability to third parties arising out of the presence or Release of Hazardous Materials for personal injury, bodily injury, or property damage arising under any statutory or common law theory, including damages assessed for the maintenance of a public or private nuisance, the costs of Remedial Activities, or for the carrying on of an abnormally dangerous activity; (iv) all such direct or indirect compensatory, consequential, or punitive damages arising out of any claim based on the presence or such Release of Hazardous Materials or damage or threatened damage to Environmental Conditions; (v) any and all reasonable costs, fees and expenses of attorneys, consultants and experts incurred or sustained in making any investigation on account of any claim, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom, or in enforcing any of the agreements herein contained; (vi) Rent during any period of Remedial Activities equal to the Base Rent then in effect, or if the Lease has terminated, the Base Rent that was in effect on the Termination Date; and (vii) any action or omission or use of the Demised Properties by any subtenant. The foregoing indemnity shall apply to Tenant’s Use of Hazardous Materials irrespective of whether any of Tenant’s activities were or will be undertaken in accordance with Environmental Laws or other applicable laws, regulations, codes and ordinances. This indemnity is intended to be operable under 42 U.S.C. 9607(e)(1). Tenant specifically agrees that it shall not sue or seek contribution from the Landlord Parties or any successors or assigns thereof for any matter for which Tenant is obligated to provide indemnification under this Section. All reasonable costs and expenses incurred by Landlord for which Tenant is obligated to indemnify Landlord under
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this Section shall be repaid promptly by Tenant to Landlord. This Section shall survive termination of the Lease.
ARTICLE XXXVIII
LANDLORD ASSIGNMENT
     Section 38.01 This Lease shall be fully assignable by the Landlord or its successors and/or assigns, in whole or in part, subject to the terms of Article XXXIV and this Article. In the event that from time to time Landlord desires to partially assign its interest in the Lease with respect to one or more of the Demised Properties, then (a) Landlord will determine the Base Rent allocated to any Demised Properties to be covered by the partial assignment (the “Proposed Allocated Base Rent Amount”) and Landlord shall inform Tenant in writing of the Proposed Allocated Base Rent Amount; then Tenant shall reply in writing to Landlord within five (5) business days after delivery thereof either (i) confirming its acceptance of the Proposed Allocated Base Rent Amount and such confirmed amount shall be the “Allocated Base Rent Amount” or (ii) rejecting such Proposed Allocated Base Rent Amounts due to the same directly causing potential capital lease accounting treatment in a detailed explanation reasonably satisfactory to Landlord and proposing an amount that is as close as possible to the Proposed Allocated Base Rent Amount without triggering potential capital lease accounting treatment and such proposed amount shall be the “Allocated Base Rent Amount,” and if Tenant fails to reply to Landlord within such five business day period, the Proposed Allocated Base Rent Amount shall be deemed approved and shall be the “Allocated Base Rent Amount”; (b) Landlord, at its cost and expense, shall prepare an individual lease agreement (or individual lease agreements, in Landlord’s discretion) in the form attached hereto as Exhibit D with respect to any such Demised Properties (each, an “Individual Lease Agreement”); (c) upon the assignment by Landlord, this Lease shall be amended to exclude any such Demised Properties from the Lease, the Base Rent hereunder shall be reduced by the Allocated Base Rent Amount; and (d) the Base Rent payable under the Individual Lease Agreement(s) will equal the Allocated Base Rent Amount. In such event, each party (including Landlord’s assignee), shall execute any such new Individual Lease Agreement within three (3) business days after Landlord’s delivery thereof. If Tenant fails to deliver such new Individual Lease Agreement within such 3 business day period, then Landlord shall deliver a subsequent written request of such new Individual Lease Agreement (the “New Individual Lease Agreement Second Request”) and Tenant shall be required to deliver such new Individual Lease Agreement within two (2) business days after the New Individual Lease Agreement Second Request. Notwithstanding clause (a) above, after the Original Lease Term and during any Option Period, Landlord shall determine in its sole discretion, the Allocated Base Rent Amount. In addition, Tenant shall execute and deliver to Landlord, any other instruments and documents reasonably requested by Landlord in connection with the sale or assignment, including without limitation a new guaranty (substantially in the form of Exhibit D) of any such Individual Lease Agreement and a commercially reasonable subordination, non-disturbance and attornment agreement that may be requested by Landlord’s assignee’s lenders. In addition, Tenant agrees to cooperate reasonably with Landlord in connection with any such sale or assignment (including, without limitation, agreeing to change the method of payment of Rent if required by Landlord’s assignee). From and after the effective date of any such Individual Lease
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Agreement, Landlord will be released from any liability thereafter arising with respect to the Demised Properties covered thereby. Without limiting the liability of assignee lessor under this Lease following an assignment by Landlord pursuant to this Section, in no event shall Landlord have any liability under any Individual Lease Agreement. Without limiting the foregoing, (x) Tenant agrees that Landlord may agree with any purchaser or assignee of any Demised Property covered by an Individual Lease Agreement to provide (or have a Landlord’s Affiliate provide) asset management and/or act as servicer regarding such Demised Property; and (y) Tenant acknowledges that any Individual Lease Agreement can be a “master lease” agreement covering multiple Demised Properties.
     Section 38.02 Landlord and Tenant agree that this Lease constitutes a true lease and not a financing or other form of transaction. In furtherance of the foregoing, Landlord and Tenant each waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waive any claim or defense which asserts that the Lease is anything other than a true lease. Landlord and Tenant covenant and agree that they will not assert that this Lease is anything but a true lease. Landlord and Tenant each stipulate and agree not to challenge the validity, enforceability or characterization of the Lease of the Demised Properties as a true lease and further stipulate and agree that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Landlord and Tenant each shall support the intent of the parties that the Lease of the Demised Properties pursuant to this Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. Tenant believes that this Lease will be treated as an operating lease rather than a capital lease. Landlord will claim all depreciation with respect to the Demised Properties.
     Section 38.03 Landlord and Tenant agree that this Lease constitutes a single and indivisible lease as to all of the Demised Properties collectively, and shall not be subject to severance or division unless and to the extent, pursuant to Section 38.01, Landlord elects to effect a partial assignment of the Lease. In furtherance of the foregoing, and except as may result from the amendment of this Lease to eliminate certain properties and reduce Base Rent in conjunction with the execution of Individual Lease Agreements pursuant to the terms of Section 38.01, Landlord and Tenant each (i) waive any claim or defense based upon the characterization of this Lease as anything other than a master lease of all the Demised Properties and irrevocably waive any claim or defense which asserts that the Lease is anything other than a master lease, (ii) covenant and agree that it will not assert that this Lease is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, (iii) stipulate and agree not to challenge the validity, enforceability or characterization of the lease of the Demised Properties as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, and (iv) shall support the intent of the parties that this Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, if, and to the extent that, any challenge occurs.
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ARTICLE XXXIX
REPLACEMENTS
     Section 39.01 Property Replacements. If at any time Tenant intends to discontinue the operation of any Permitted Restaurant Brand restaurant (other than a Groundleased Property), Tenant may propose to Landlord that Tenant substitute a tract of real property on which Tenant operates another Permitted Restaurant Brand restaurant (a “Replacement Property”) for such Demised Property (each, a “Replaced Property”). Tenant shall submit for Landlord’s review evidence of the fair market value of the proposed Replacement Property satisfactory to Landlord and any Landlord’s Lender and compliant with Landlord’s Lender’s regulatory requirements, as well as current survey, current environmental report, records of any administrative proceedings or environmental claims involving the proposed Replacement Property, current title report and profit/loss statements, if available, for the previous two (2) years of the Replacement Property and similar data with respect thereto, as well as evidence of the fair market value of the proposed Replaced Property satisfactory to Landlord and any Landlord’s Lender and compliant with Landlord’s Lender’s regulatory requirements, and other information with respect to the Replaced Property as Landlord and Landlord’s Lender may request. Provided that (a) the Replacement Property has equivalent or greater fair market value and equivalent or stronger financial operating history than the Replaced Property, each as determined by Landlord in its reasonable discretion, (b) the Replacement Property is located within the same geographical area (and (i) is in a portion of such geographical area with equivalent or better customer demographics and equivalent or less business competition, and (ii) has equivalent or better traffic flows) as the Replaced Property, each as determined in Landlord’s sole good faith discretion, (c) the Replacement Property has no material title or environmental defects, and has no other material liability substantially greater than the Replaced Property on the date of the applicable substitution, all in Landlord’s sole good faith discretion, (d) Tenant has satisfied such other conditions as Landlord or Landlord’s Lenders may impose in their sole discretion, (e) Landlord and Landlord’s Lenders, in their sole discretion, otherwise approve the substitution and (f) such substitution does not violate any, and is in compliance with all the provisions of REMICS, which appear in Sections 860A through 860G of the Internal Revenue Code of 1986, as amended from time to time, then Landlord, within thirty (30) days after the submission of all reports and other information required hereunder (such thirty (30) day period is referred to in this Article as the “Consideration Period”), shall approve the substitution of the Replacement Property for the Replaced Property. Subject to the foregoing, in the event that Landlord fails to approve the proposed substitution, Landlord shall deliver to Tenant a written notice within ten (10) days following the expiration of the Consideration Period, disapproving the proposed substitution and describing which of Landlord’s and/or Landlord’s Lenders’ conditions have not been satisfied. In the event of any such disapproval, Tenant shall have an additional thirty (30) day period from and after the date Landlord’s disapproval notice is delivered to Tenant to submit any additional information to Landlord regarding satisfaction of the foregoing conditions. In the event all the foregoing conditions are still not satisfied, then Landlord shall deliver to Tenant a second written notice within ten (10) days following the expiration of such thirty (30) day period disapproving the proposed substitution and describing which of said conditions have not been satisfied. If all other conditions set forth above regarding the proposed substitution have been satisfied except
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that Landlord believes that the Replacement Property does not have equivalent or greater fair market value to the Replaced Property, then Tenant may, by written notice delivered to Landlord within ten (10) days after Landlord delivers to Tenant Landlord’s second written notice of Landlord’s disapproval of the proposed substitution, invoke the following arbitration procedure to determine whether the Replacement Property has an equivalent or greater fair market value to the Replaced Property (the date when such Tenant’s notice invoking the arbitration is delivered to Landlord is referred to herein as the “Tenant Notice Date”).
          (1) Submission of Proposed Value. Within fifteen (15) days after the Tenant Notice Date, (a) Landlord shall deliver to Tenant an MAI fair market value appraisal for each of the Replacement Property and the Replaced Property supporting its assertion that the fair market value of the Replacement Property is less than the fair market value of the Replaced Property, and (b) Tenant shall deliver to Landlord an MAI fair market value appraisal for each of the Replacement Property and the Replaced Property supporting its assertion that the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property.
          (2) Appointment and Qualifications of Appraiser. Within thirty (30) days after the Tenant Notice Date, Landlord and Tenant shall each appoint one licensed real estate appraiser who has been active over the previous ten-year (10-year) period in the appraisal of single tenant restaurants within the county in which the applicable Replacement Property is located (each such appraiser chosen pursuant to this subsection (2), an “Appraiser”). Each of Landlord and Tenant shall notify the other party, in writing, of its Appraiser (and the business address thereof) within two (2) business days after the appointment thereof (collectively, the “Appraiser Appointment Notices”). Each of Landlord and Tenant agree that any Appraiser may be (but is not required to be) an appraiser who prepared one or both of the fair market value appraisals delivered by Landlord and Tenant pursuant to subsection (1), above.
          (3) Appointment of Third Appraiser. If each party appoints an Appraiser and notifies the other party in accordance with subsection (2), above, then the two (2) Appraisers shall, within ten (10) days after delivery of the later of the two Appraiser Appointment Notices, agree on and appoint a third Appraiser (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Appraisers chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Appraiser and the business address thereof. If the two (2) Appraisers fail to agree on and appoint a third Appraiser within such ten (10) day period, then either party may elect to have the third Appraiser selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third Appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third Appraiser.
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          (4) Appraisers’ Decision. Within thirty (30) days after the appointment of the third Appraiser, the three (3) Appraisers shall decide whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property and shall notify Landlord and Tenant in writing of each Appraiser’s decision. The decision of the majority of the three (3) Appraisers shall be binding on Landlord and Tenant (subject to subsection (5), below) and if Tenant is the “Prevailing Party” (as defined in subsection (6), below), then the Replacement Property shall be deemed approved by Landlord. The determination of each Appraiser shall be limited to the sole issue of, and each Appraiser shall have neither the right nor the power to determine any issue other than, whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, as determined by such Appraiser.
          (5) If Only One Appraiser Is Appointed. If either Landlord or Tenant fails to appoint an Appraiser within thirty (30) days after the Tenant Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with subsection (2), above, then the Appraiser timely appointed by such other party shall reach a decision regarding whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, as determined by such Appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such Appraiser’s appointment. In such event, such Appraiser’s decision shall be binding on Landlord and Tenant.
          (6) Cost of Arbitration. If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that the fair market value of the Replacement Property is less than the fair market value of the Replaced Property, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this Section (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
          In the event Landlord agrees to the substitution of the Replacement Property for the Replaced Property, Tenant shall execute and deliver to Landlord such instruments and documents as Landlord shall reasonably require in connection therewith, including without limitation a special warranty or similar deed and an amendment to this Lease, and Landlord shall convey the Replaced Property to Tenant (or Tenant’s designee) as is, with all faults, without any
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express or implied warranties. Tenant shall pay all expenses incurred by Landlord pursuant to this Section, including without limitation, Landlord’s, Landlord’s Affiliates and Landlord’s Lenders’ legal fees and expenses, and the costs of any title policies (owner’s and/or lender’s) on the Replacement Property, and Tenant shall be responsible for all Rent (including real property taxes) on the Replaced Property up to the date of transfer. In addition to the foregoing restrictions, Tenant may not substitute during the entire Lease Term an aggregate of more than ten percent (10%) of the Demised Properties (rounding up) covered by this Lease as of the Commencement Date.
     Section 39.02 Economic Replacements. In lieu of Tenant substituting a Replaced Property with a Replacement Property, Tenant shall have the option of substituting a Replaced Property with an Economic Replacement (defined below) so long as the Economic Replacement is reasonably acceptable to Landlord and the following conditions are satisfied:
          (a) Tenant shall give not less than one hundred eighty (180) days prior written notice to Landlord specifying the date Tenant intends for the substitution to occur (the “Substitution Date”) and describing in detail the Economic Replacement proposed by Tenant.
          (b) Tenant shall cooperate with Landlord in the event Landlord wishes to effect a tax-deferred exchange.
          (c) Tenant shall deliver to Landlord on or before the Substitution Date the Economic Replacement and any and all information and documentation regarding same as may be reasonably requested by Landlord.
          (d) Tenant shall execute and deliver to Landlord such instruments and documents as Landlord shall reasonably require in connection with the Economic Replacement.
As used herein, “Economic Replacement” shall mean (i) a sum of money in immediately available funds equal to the Market Rent of the Replaced Property plus an amount, if any, which together with the Market Rent of the Replaced Property, shall be sufficient to enable Landlord to purchase, through means and sources customarily employed and available to Landlord, direct, non-callable obligations of the United States of America that provide for payments prior, but as close as possible, to all successive monthly Base Rent payment dates occurring after the Substitution Date and to the end of the Lease Term, with each such payment being equal to or greater than the amount of the Base Rent allocated to the Replaced Property for the balance of the Lease Term, (ii) Guaranteed Investment Certificates issued by a financial institution acceptable to Landlord that provide for payments prior, but as close as possible, to all successive monthly Base Rent payment dates occurring after the Substitution Date and to the end of the Lease Term, with each such payment being equal to or greater than the amount of the Base Rent allocated to the Replaced Property for the balance of the Lease Term or (iii) any other economic substitution acceptable to Landlord in its sole good faith discretion.
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ARTICLE XL
GUARANTY
          Guarantor shall guaranty Tenant’s obligations under this Lease pursuant to the Guaranty Agreement substantially in the form of Exhibit E, executed and delivered to Landlord as of the Commencement Date (the “Guaranty”).
ARTICLE XLI
LANDLORD’S RIGHTS UNDER LEASE
          Any and all rights of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and/or any Fee Mortgagees and their respective successors and assigns as third party beneficiaries.
ARTICLE XLII
PATRIOT ACT
     Section 42.01 Tenant represents and warrants that none of Tenant, or Guarantor, their respective officers and directors, and their respective direct or indirect owners regardless of the number of tiers of ownership (each such owner, a “Beneficial Owner”) (a) is a Person (as defined below) whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (c) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. If Tenant shall at any time determine that an officer, director or Beneficial Owner of Tenant is or has become subject to Executive Order 13224 or is a Person listed on the list referenced in foregoing clause (c) or subject to the limitations or prohibitions referenced in such clause, Tenant will take such steps as a result of such determination as may be required by applicable law. As used in this Article, “Person” means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, or any other entity, any government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
     Section 42.02 Tenant represents and warrants that each of Tenant and Guarantor is in compliance with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001), and each of the officers, directors and Beneficial
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Owners of Tenant and Guarantor is in compliance with such statutes, enabling legislation or executive orders to the extent applicable to such Persons.
ARTICLE XLIII
LIQUOR PROVISIONS
          Landlord may require Tenant to obtain Commercial General Liability insurance regarding liquor liability (in amounts and otherwise consistent with the requirements set forth in Article XI) for any sites that serve liquor or other alcoholic beverages, and in connection with any repossession of the Demised Properties pursuant to Article XVI, Tenant (on behalf of itself and any affiliate of Tenant holding a liquor license with respect to the Demised Properties) shall, at no cost and expense to Tenant, provide reasonable cooperation in transferring any liquor license to Landlord, or in assisting Landlord in obtaining a liquor license where necessary or advisable.
ARTICLE XLIV
ADDENDA
     The following exhibits and schedule have been agreed to by the parties and attached hereto or initialed by the parties prior to the execution hereof, it being the intention of the parties that they shall become a binding part of this Lease as if fully set forth herein.

Exhibit A	Unit Number/Location of Real Properties

Exhibit B	Form of Tenant’s Estoppel Certificate

Exhibit C	Form of Memorandum of Lease

Exhibit D	Form of Individual Lease Agreement

Exhibit E	Form of Individual Lease Guaranty

Exhibit F	Form of Guaranty

Exhibit G	Form of SNDA

Exhibit H	Form of Alabama Broker’s Lien Affidavit

Schedule 1	Restaurant Equipment

Schedule 2	Environmental Reports
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ARTICLE XLV
COUNTERPARTS
          This Lease may be executed in counterparts and shall be binding on all the parties hereto as if one document had been signed. The delivery of an executed copy of this Lease by facsimile transmission shall have the same force and effect as the delivery of the original, signed copy of this Lease.
ARTICLE XLVI
STATE SPECIFIC PROVISIONS
     Section 46.01 Missouri. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Missouri govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Missouri:
          (a) THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.
     Section 46.02 Texas. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Texas govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Texas:
          (a) Landlord and Tenant acknowledge and agree that Landlord and Tenant are knowledgeable and experienced in commercial transactions. Landlord and Tenant acknowledge and agree that each provision of this Lease for determining Base Rent, Additional Rent and other charges and amounts payable by Tenant under this Lease (i) constitutes a “method by which the charge is to be computed” for purposes of Section 93.012 of the Texas Property Code, and (ii) is commercially reasonable and valid even though such methods may not state a precise mathematical formula for determining such charges, as to each such charge or amount. ACCORDINGLY, TENANT VOLUNTARILY AND KNOWINGLY WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS AND BENEFITS OF TENANT UNDER SECTION 93.012 OF THE TEXAS PROPERTY CODE.
          (b) The following is hereby added to the end of subsection 3.03(b):
     “Tenant hereby waives any right it may have under Section 41.413 of the Texas Tax Code to protest the appraised value of all or any portion of the Demised Properties, and any right it may have under Section 42.015 of the Texas Tax Code to appeal an order of the appraisal review board with respect to all or any portion of the Demised Properties. Tenant agrees that Landlord shall have the sole right to protest any appraisals of the Demised Properties. Tenant also hereby waives any right it may have
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to receive a copy of any notice received by Landlord of reappraisal of all or any portion of the Demised Properties, including without limitation any notice required under Section 41.413(d) of the Texas Tax Code. Tenant agrees that Landlord shall not be liable to Tenant for any damages for Landlord’s failure to send to Tenant a copy of any notice of reappraisal concerning the Demised Properties, irrespective of any obligation under applicable law of Landlord to provide such notice. Notwithstanding the foregoing, if Tenant protests, challenges or appeals any valuation for property tax purposes of all or any portion of the Demised Properties, and such valuation increases from the value protested, appealed or challenged, Tenant agrees to indemnify Landlord on an after-tax basis for any property taxes due as a result of such increase.”
          (c) Article VIII is hereby amended by inserting the words “and the Texas Accessibilities Act,” after the phrase “all Environmental Laws and the American With Disabilities Act,” in the first sentence thereof.
          (d) Section 10.02 of this Lease is hereby deleted and replaced with the following:
     “IN ADDITION TO ANY AND ALL OTHER OBLIGATIONS OF TENANT UNDER THIS LEASE (INCLUDING WITHOUT LIMITATION UNDER ANY INDEMNITY OR SIMILAR PROVISION SET FORTH HEREIN), TO THE EXTENT PERMITTED BY LAW TENANT HEREBY FULLY AND FOREVER RELEASES, DISCHARGES, ACQUITS, INDEMNIFIES, PROTECTS, AND AGREES TO DEFEND (WITH COUNSEL SELECTED BY TENANT AND APPROVED BY LANDLORD (OR LANDLORD’S LENDERS), SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD, DELAYED OR CONDITIONED) AND HOLD ALL LANDLORD PARTIES WHOLLY FREE AND HARMLESS OF, FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING WITHOUT LIMITATION, SUBJECT TO THE TERMS OF THIS SECTION, DIMINUTION IN THE VALUE OF THE DEMISED PROPERTIES, NORMAL WEAR AND TEAR EXCEPTED), CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, SETTLEMENTS, OBLIGATIONS, LIABILITIES, COSTS, PENALTIES, FINES, DAMAGES, INJURY, JUDGMENTS, FORFEITURE, OR EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS’, CONSULTANT, TESTING AND INVESTIGATION AND EXPERT FEES AND COURT COSTS), WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED: (A) ARISING OUT OF OR IN ANY WAY RELATED TO OR RESULTING DIRECTLY OR INDIRECTLY FROM: (I) THE USE, OCCUPANCY OR ACTIVITIES OF TENANT, ITS SUBTENANTS, AGENTS, EMPLOYEES, CONTRACTORS OR INVITEES IN OR ABOUT THE DEMISED PROPERTIES;

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(II) ANY FAILURE ON THE PART OF TENANT TO COMPLY WITH ANY APPLICABLE LAW, CODE OR REGULATION, INCLUDING WITHOUT LIMITATION ALL ENVIRONMENTAL LAWS; (III) ANY DEFAULT UNDER THIS LEASE OR ANY BREACH OR DEFAULT BY TENANT UNDER ANY OTHER TRANSACTION DOCUMENT (AS DEFINED BELOW) (INCLUDING WITHOUT LIMITATION AS A RESULT OF ANY TERMINATION BY LANDLORD, FOLLOWING AN EVENT OF DEFAULT, OF ANY SUBLEASE, LICENSE, CONCESSION, OR OTHER CONSENSUAL ARRANGEMENT FOR POSSESSION ENTERED INTO BY TENANT AND AFFECTING ANY OF THE DEMISED PROPERTIES PURSUANT TO SECTION 16.07); (IV) ANY OTHER LOSS, INJURY OR DAMAGE DESCRIBED IN SECTION 10.01 ABOVE; (V) IN CONNECTION WITH MOLD AT ANY DEMISED PROPERTY; (VI) WORK OR LABOR PERFORMED, MATERIALS OR SUPPLIES FURNISHED TO OR AT THE REQUEST OF TENANT OR IN CONNECTION WITH OBLIGATIONS INCURRED BY OR PERFORMANCE OF ANY WORK DONE FOR THE ACCOUNT OF TENANT IN, ON OR ABOUT THE DEMISED PROPERTIES; AND (B) ARISING OUT OF OR IN ANY WAY RELATED TO OR RESULTING DIRECTLY OR INDIRECTLY FROM THE PRESENCE OR “RELEASE” (AS DEFINED IN ARTICLE XXXVII) AT, ON, UNDER, TO OR FROM THE DEMISED PROPERTIES OF HAZARDOUS MATERIALS, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT) OF LANDLORD PARTIES. ALL OF THE PERSONAL OR ANY OTHER PROPERTY OF TENANT KEPT OR STORED AT, ON OR ABOUT THE DEMISED PROPERTIES SHALL BE KEPT OR STORED AT THE SOLE RISK OF TENANT. WITHOUT LIMITING THE FOREGOING, EXCEPT AS PROVIDED IN ARTICLE XXXV, TENANT SHALL PAY ON DEMAND ALL FEES AND COSTS OF LANDLORD (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND COSTS) IN CONNECTION WITH ANY ENFORCEMENT BY LANDLORD OF THE TERMS OF THIS LEASE AND ANY AMENDMENT TO THIS LEASE REQUESTED BY TENANT. NOTWITHSTANDING THE FOREGOING, THE INDEMNITY SET FORTH IN THIS SECTION 10.02 SHALL NOT BE APPLICABLE TO ANY CLAIM AGAINST ANY LANDLORD PARTY TO THE EXTENT, AND ONLY TO THE EXTENT, SUCH CLAIM IS DIRECTLY ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY, AS DETERMINED BY A FINAL NONAPPEALABLE JUDGMENT (OR BY A JUDGMENT WHICH SUCH LANDLORD PARTY ELECTS NOT TO APPEAL) BY A COURT OF COMPETENT JURISDICTION. “TRANSACTION

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DOCUMENTS” MEANS COLLECTIVELY THIS LEASE, THE GUARANTY, THE PURCHASE AND SALE AGREEMENT BETWEEN LANDLORD AND TENANT, THE DEEDS EXECUTED BY TENANT IN FAVOR OF LANDLORD RELATING TO THE DEMISED PROPERTIES AND THE ESTOPPEL CERTIFICATES EXECUTED BY TENANT IN FAVOR OF LANDLORD RELATING TO THE DEMISED PROPERTIES, EACH OF WHICH ARE DATED OF EVEN DATE HEREWITH, AND ANY OTHER AGREEMENTS ENTERED INTO BY AND BETWEEN LANDLORD AND TENANT REGARDING ANY OF THE FOREGOING OR THE DEMISED PROPERTIES.”
          (e) The last sentence of Section 16.02(a) is hereby amended as follows:
     “If Landlord elects to terminate this Lease or to terminate Tenant’s right to possession without terminating the Lease, or if Tenant’s right to possession is otherwise terminated by operation of law, then Landlord may, to the extent not prohibited under applicable law, recover as damages from Tenant the following: (i) all Rent then due under the Lease through the date of termination; (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease Term, including without limitation any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); (iii) the cost of reletting the Demised Properties, including without limitation the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; and (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default.”
          (f) The following is hereby added to the end of Section 16.02 as subsections 16.02(c-d):
     “(c) Alter Locks. Landlord may alter the locks and any other security device or devices which allow Tenant access to the Demised Properties and/or the building of which the Demised Properties form a part, and Landlord shall not be required to provide a new key or right of access to Tenant, and restrict or terminate any right to use parking facilities associated with such building as well as utility services to the Demised Properties. This Section is intended to and shall supersede the provisions of Section 93.002 of the Texas Property Code. TENANT AGREES THAT LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION CAUSED BY NEGLIGENCE OF LANDLORD.”

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     “(d) Perform Acts. Landlord may enter upon the Demised Properties without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys’ fees which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, together with interest thereon at the maximum rate allowed under applicable law from the date Landlord incurs the expense in question until Landlord is reimbursed therefor. TENANT AGREES THAT LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION, WHETHER CAUSED BY NEGLIGENCE OF LANDLORD OR OTHERWISE.”
          (g) The following is hereby added to the end of Section 16.06 of this Lease:
     “For purposes of this Lease, “the maximum rate allowed under applicable law” shall mean the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness owed to Landlord under this Lease under the laws which are presently in effect of the United States of America and the State of Texas applicable to Landlord and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. To the extent that Chapter 303 of the Texas Finance Code, as amended (the “Act”), is relevant to Landlord for the purposes of determining the maximum rate permitted by law, Landlord elects to determine such applicable legal rate under the Act pursuant to the “weekly ceiling,” pursuant to and subject to the terms of the Act, and further subject to any right Landlord may have subsequently, under applicable law, to change the method of determining the maximum rate permitted by law.”
          (h) Article XXIV of this Lease is hereby deleted and replaced with the following:
     “If Tenant holds over in possession after the expiration of the Lease Term, then such holding over shall not be deemed to extend the Lease Term or renew this Lease, but rather the tenancy thereafter shall continue as a tenancy at sufferance pursuant to the terms and conditions herein contained, at One Hundred Fifty percent (150%) of the Base Rent otherwise then applicable (in addition to all Additional Rent); and Tenant shall be responsible for the consequences of any unauthorized holdover and shall indemnify, defend, protect (with counsel selected by Landlord) and hold Landlord Parties wholly free and harmless of, from and against

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any and all damages, losses, costs, expenses and claims arising therefrom, including reasonable attorneys fees and costs. TENANT AGREES THAT LANDLORD PARTIES SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD PARTIES.”
          (i) The following is hereby added to the end of subsection (2) of the definition of “Environmental Laws” in subsection 37.01(a) of this Lease:
“including without limitation, the Texas Solid Waste Disposal Act, as now or hereafter amended, Tex. Rev. Civ. Stat. Ann. Articles 4477-7 et seq., the Texas Water Quality Control Act, as now or hereafter amended, Tex. Water Code Ann. Sections 26.001 et seq., the Texas Clean Air Act, as now or hereafter amended, Tex. Rev. Civ. Stat. Ann. Articles 4477-5 et seq., and all other corresponding or related State of Texas and local statutes, ordinances and regulations”
          (j) Section 37.03 of this Lease is hereby deleted and replaced with the following:
     “IN ADDITION TO ANY OTHER OBLIGATION HEREIN, TENANT SHALL DEFEND, INDEMNIFY AND HOLD LANDLORD PARTIES FREE AND HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, LIABILITIES AND OTHER OBLIGATIONS OF ANY KIND WHATSOEVER THAT MAY BE MADE AGAINST OR INCURRED BY LANDLORD PARTIES IN CONNECTION WITH (I) THE VIOLATION OF ANY ENVIRONMENTAL LAW, OR (II) HAZARDOUS MATERIALS OR ENVIRONMENTAL CONDITIONS AT, ON, UNDER, ABOUT OR FROM THE DEMISED PROPERTIES DURING THE LEASE TERM (AND IN THE EVENT OF ANY HOLDING OVER BY TENANT, DURING ANY PERIOD WHICH TENANT OCCUPIES THE RELEVANT DEMISED PROPERTY), INCLUDING WITHOUT LIMITATION ANY AND ALL COSTS AND FEES OF ATTORNEYS OR EXPERTS INCURRED BY LANDLORD IN DEFENDING AGAINST SAME EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT) OF LANDLORD PARTIES; PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNITY SHALL NOT BE APPLICABLE TO ANY LANDLORD PARTY TO THE EXTENT THE APPLICABLE CLAIM IS DIRECTLY ATTRIBUTED TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY, AS DETERMINED BY A FINAL NONAPPEALABLE JUDGMENT (OR BY A JUDGMENT WHICH SUCH LANDLORD PARTY ELECTS NOT TO APPEAL) BY A COURT OF COMPETENT JURISDICTION. THIS

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AND ANY OTHER RIGHT OF LANDLORD UNDER THIS LEASE SHALL INURE TO THE BENEFIT OF LANDLORD’S SUCCESSORS AND ASSIGNS, AS WELL AS LANDLORD’S LENDERS AND/OR FEE MORTGAGEES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AS THIRD PARTY BENEFICIARIES.”
          (k) Section 37.05 of this Lease is hereby deleted and replaced with the following:
     “IN ADDITION TO ANY OTHER OBLIGATIONS HEREIN, TENANT SHALL BE SOLELY RESPONSIBLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS ALL LANDLORD PARTIES FROM AND AGAINST ANY AND ALL PRIVATE OR GOVERNMENTAL CLAIMS, LAWSUITS, ADMINISTRATIVE PROCEEDINGS, JUDGMENTS, PENALTIES, FINES, PROCEEDINGS, LOSS, DAMAGE, COST, EXPENSE OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF OR ASSOCIATED IN ANY MANNER WHATSOEVER WITH TENANT’S USE OR THE PRESENCE OF HAZARDOUS MATERIALS OR RELEASE OF HAZARDOUS MATERIALS AT, ON, UNDER, ABOUT OR FROM THE DEMISED PROPERTIES DURING THE LEASE TERM (AND IN THE EVENT OF ANY HOLDING OVER BY TENANT, DURING ANY PERIOD WHICH TENANT OCCUPIES THE RELEVANT DEMISED PROPERTY), EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT) OF LANDLORD PARTIES. TENANT’S INDEMNITY AND RELEASE INCLUDES, WITHOUT LIMITATION: (I) THE COSTS ASSOCIATED WITH REMEDIAL ACTIVITIES, INCLUDING ALL NECESSARY PLANS AND REPORTS, INCURRED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY, OR ANY OTHER FEDERAL, STATE OR LOCAL GOVERNMENTAL AGENCY OR ENTITY OR BY ANY OTHER PERSON, INCURRED PURSUANT TO THE CERCLA, RCRA, OR ANY OTHER APPLICABLE ENVIRONMENTAL LAWS; (II) ANY OVERSIGHT CHARGES, FINES, DAMAGES OR PENALTIES ARISING FROM THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS, AND ANY RELATED REMEDIAL ACTIVITIES, INCURRED PURSUANT TO THE PROVISIONS OF CERCLA, RCRA, OR ANY OTHER APPLICABLE ENVIRONMENTAL LAWS; (III) ANY LIABILITY TO THIRD PARTIES ARISING OUT OF THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS FOR PERSONAL INJURY, BODILY INJURY, OR PROPERTY DAMAGE ARISING UNDER ANY STATUTORY OR COMMON LAW THEORY, INCLUDING DAMAGES ASSESSED FOR THE MAINTENANCE OF A PUBLIC OR PRIVATE NUISANCE, THE COSTS OF REMEDIAL ACTIVITIES, OR FOR THE CARRYING ON OF AN ABNORMALLY DANGEROUS

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ACTIVITY; (IV) ALL DIRECT OR INDIRECT COMPENSATORY, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF ANY CLAIM BASED ON THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS OR DAMAGE OR THREATENED DAMAGE TO ENVIRONMENTAL CONDITIONS; (V) ANY AND ALL REASONABLE COSTS, FEES AND EXPENSES OF ATTORNEYS, CONSULTANTS AND EXPERTS INCURRED OR SUSTAINED IN MAKING ANY INVESTIGATION ON ACCOUNT OF ANY CLAIM, IN PROSECUTING OR DEFENDING ANY ACTION BROUGHT IN CONNECTION THEREWITH, IN OBTAINING OR SEEKING TO OBTAIN A RELEASE THEREFROM, OR IN ENFORCING ANY OF THE AGREEMENTS HEREIN CONTAINED; (VI) RENT DURING ANY PERIOD OF REMEDIAL ACTIVITIES EQUAL TO THE BASE RENT THEN IN EFFECT, OR IF THE LEASE HAS TERMINATED, THE BASE RENT THAT WAS IN EFFECT ON THE TERMINATION DATE; AND (VII) ANY ACTION OR OMISSION OR USE OF THE DEMISED PROPERTIES BY ANY SUBTENANT; PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNITY SHALL NOT BE APPLICABLE TO ANY LANDLORD PARTY TO THE EXTENT THE APPLICABLE CLAIM IS DIRECTLY ATTRIBUTED TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY, AS DETERMINED BY A FINAL NONAPPEALABLE JUDGMENT (OR BY A JUDGMENT WHICH SUCH LANDLORD PARTY ELECTS NOT TO APPEAL) BY A COURT OF COMPETENT JURISDICTION. THE FOREGOING INDEMNITY SHALL APPLY TO TENANT’S USE OF HAZARDOUS MATERIALS IRRESPECTIVE OF WHETHER ANY OF TENANT’S ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH ENVIRONMENTAL LAWS OR OTHER APPLICABLE LAWS, REGULATIONS, CODES AND ORDINANCES. THIS INDEMNITY IS INTENDED TO BE OPERABLE UNDER 42 U.S. C. 9607(E)(1). TENANT SPECIFICALLY AGREES THAT IT SHALL NOT SUE OR SEEK CONTRIBUTION FROM ANY INDEMNITY OR ANY SUCCESSORS OR ASSIGNS THEREOF IN ANY MATTER RELATING TO ANY HAZARDOUS MATERIAL LIABILITY EXCEPT AS A RESULT OF THE GROSS NEGLIGENCE OF LANDLORD OR OTHER LANDLORD PARTIES ON THE DEMISED PROPERTIES. ALL COSTS AND EXPENSES RELATED TO THIS PARAGRAPH INCURRED BY LANDLORD SHALL BE REPAID PROMPTLY BY TENANT TO LANDLORD. THIS SECTION SHALL SURVIVE TERMINATION OF THE LEASE.”
          (l) The following is hereby added to the end of Section 46.03 of this Lease as subsection 46.03(h):

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     “(h) TO THE EXTENT ALLOWED BY LAW, THIS SECTION 46.03 SHALL BE EFFECTIVE AS A WAIVER OF, AND TENANT WAIVES, ANY AND ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES TO WHICH TENANT MAY OTHERWISE HAVE BEEN ENTITLED UNDER ANY SURETYSHIP LAWS OR SIMILAR LAWS IN EFFECT FROM TIME TO TIME INCLUDING, BUT NOT LIMITED TO, CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, RULE 31 OF THE TEXAS RULES OF CIVIL PROCEDURE, AND SECTION 17.001 OF THE TEXAS CIVIL PRACTICE & REMEDIES CODE. IN ADDITION, TO THE EXTENT ALLOWED BY LAW, TENANT WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES UNDER SECTIONS 91.004, 93.002 AND 93.003 OF THE TEXAS PROPERTY CODE AND ANY DEFENSE, RIGHT OF OFFSET OR OTHER CLAIM WHICH TENANT MAY HAVE AGAINST LANDLORD, WHICH TENANT MAY HAVE AGAINST LANDLORD, AND ALL RIGHTS OF REDEMPTION, HOMESTEAD, DOWER, AND OTHER RIGHTS OR EXEMPTIONS OF EVERY KIND, WHETHER UNDER COMMON LAW OR BY STATUTE. TENANT HEREBY SPECIFICALLY WAIVES ALL RIGHTS WHICH IT MIGHT OTHERWISE HAVE TO WITHHOLD THE PAYMENT OF RENT. THE IMMEDIATELY PRECEDING SENTENCE SHALL NOT BE DEEMED TO DENY TENANT THE ABILITY OF PURSUING ALL RIGHTS GRANTED IT UNDER THIS LEASE OR AT LAW (WITH THE EXCEPTION OF ANY RIGHT OF TENANT TO OFFSET OR WITHHOLD THE PAYMENT OF RENT, WHICH IS HEREBY WAIVED TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW); HOWEVER, AS CONTEMPLATED IN TEXAS RULE OF CIVIL PROCEDURE 174(b), AS AMENDED FROM TIME TO TIME, AT THE DIRECTION OF LANDLORD, TENANT’S CLAIMS IN THIS REGARD SHALL BE LITIGATED IN PROCEEDINGS DIFFERENT FROM ANY LITIGATION INVOLVING RENT CLAIMS OR OTHER CLAIMS BY LANDLORD AGAINST TENANT (I.E., EACH PARTY MAY PROCEED TO A SEPARATE JUDGMENT WITHOUT CONSOLIDATION, COUNTERCLAIM OR OFFSET AS TO THE CLAIMS ASSERTED BY THE OTHER PARTY). TO THE EXTENT ALLOWED BY LAW, TENANT ADDITIONALLY WAIVES THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING TENANT’S LIABILITY HEREUNDER.”
          (m) With respect to a property substitution under Articles XII, XIII, XVI or XXXIX under the Lease, the parties shall timely satisfy the applicable statutory requirements of Texas Water Code Chapter 49, Texas Natural Resources Code Section 33.135 and Texas Property Code Section 5.011, and any other applicable statutory notice that is then in effect.

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          (n) Landlord and Tenant agree that the provisions in the Lease for an SNDA Default Fee and an Estoppel Certificate Default Fee are liquidated damages for the consequences of being imposed, and that it would be difficult or impossible to ascertain Landlord’s damages for Tenant’s failure to comply with the applicable provisions in this Lease causing them to be so imposed, and that the SNDA Default Fee and the Estoppel Certificate Default Fee are a reasonable estimate of the damages which Landlord would incur and not a penalty.
     Section 46.03 Florida. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Florida govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Florida:
          (a) The following is added to the end of Article VI (c): “Prior to commencement by Tenant of any work on the Demised Properties, Tenant will record or file a notice of commencement (“Notice of Commencement”) in the land records of the county in which the Demised Properties is located identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. The Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate. A copy of the Notice of Commencement will be furnished to and approved by Landlord and its attorneys prior to the recording or filing.”
          (b) The following is added to the end of Article VI as new subsections (f) and (g):
     “(f) The interest of Landlord in the Demised Properties shall not be subject in any way to any liens, including any lien rights under Chapter 713, Florida Statutes, for improvements to or other work performed to the Demised Properties by or on behalf of Tenant. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other interest of the Landlord in the Demised Properties. All mechanics, materialmen, contractors, laborers, artisans, suppliers, and other parties contracting with Tenant, its representatives or contractors with respect to the Demised Properties are hereby given notice that they must look solely to the Tenant to secure payment for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding any of the Demised Properties through or under Tenant during the term of this Lease. The foregoing provisions are made with express reference to Section 713.10, Florida Statutes (2005). Tenant shall notify every contractor making improvements to the Demised Properties that the interest of the Landlord in the Demised Properties shall not be subject to liens for improvements to or other work performed with respect to the Demised Properties by or on behalf of Tenant..
     “(g) Tenant shall discharge any lien filed against the Demised Properties, the Building or the Land, or any part thereof, for work done or

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materials furnished at Tenant’s request with respect to the Demised Properties as provided above in subsection (e) of this Article VI. The failure of Tenant to do so shall be a material default hereunder. If Tenant fails to keep this covenant, in addition to any other remedies available to Landlord under this Lease, Tenant agrees to pay Landlord, as Additional Rent, the sum equal to the amount of the lien thus discharged by Landlord, plus all costs and expenses, including without limitation attorney’s and paralegal’s fees and court costs, incurred by Landlord in discharging such lien.”
          (c) The following is added to Section 16.02 as a new subsection 16.02(c): “Landlord may pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Land is located.”
          (d) The following is added to the end of Article XVIII: “No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.”
          (e) Radon. Pursuant to Florida Statute 404.056(8), Tenant is hereby notified as follows: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.
     Section 46.04 Louisiana. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Louisiana govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Louisiana:
          (a) Louisiana Terminology. The terms “realty,” “real property” and “real estate” shall mean immovable property; the term “fee estate” shall mean full ownership; the term “personal property” shall mean movable property; the term “tangible property” shall mean corporeal property; the term “intangible property” shall mean incorporeal property; the term “easement” shall mean servitude; the term “buildings” shall include other constructions; the term “fixtures” shall mean “component parts;” the phrase “covenant running with the land” and other words of similar import shall mean a real right or a recorded lease of immovable property; the term “county” shall mean parish; the term “joint and several” shall mean in solido; the terms “deed in lieu of foreclosure,” “conveyance in lieu of foreclosure” and words of similar import shall mean a dation en paiement; the term “tenancy at sufferance” in Article XXIV shall mean a month to month tenancy; the term “unlawful detainer action” shall mean an eviction proceeding; the term “merger” shall mean confusion; and the term “common law” shall mean civil law.
          (b) Waiver of Notice to Vacate. Upon termination of Tenant’s right of occupancy under the terms of this Lease, Landlord or its agent may immediately institute

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eviction proceedings in accordance with Chapter 2 of Title XI of the Louisiana Code of Civil Procedure. Tenant specifically waives all notices to vacate, including but not limited to the notice to vacate specified in Louisiana Civil Code of Procedure Article 4701, or any successor provision of law.
          (c) Waiver of Claim for Compensation. Tenant waives any and all claims for payment or other compensation, whether during the Lease Term or at the termination of the Lease, for the loss of ownership to Landlord of any property located in or on the Land, including without limitation (i) any buildings, improvements or other constructions, or (ii) any things incorporated in or attached so as to become a component part of the immovable property.
          (d) Assumption of Responsibility by Tenant. In accordance with La. R.S. 9:3221, Tenant hereby assumes full responsibility for the condition of the Demised Properties, all buildings and improvements now or hereafter located thereon and all component parts thereof. Accordingly, Landlord shall have no liability for injury caused by any defect therein to Tenant or anyone on the Demised Properties who derives his or her right to be thereon from Tenant.
          (e) Light and View. This Lease does not entitle Tenant to rights of light or view and Tenant shall not be entitled to terminate this Lease, reduce the rent or exercise any other right or remedy by reason of the deprivation thereof.
          (f) ACKNOWLEDGMENT OF WAIVERS OF WARRANTY. BY ITS INITIALING OF THIS SECTION, TENANT ACKNOWLEDGES THAT THE WAIVERS OF WARRANTY IN THIS LEASE, INCLUDING THE WAIVERS IN ARTICLE V AND ARTICLE X AND XXXVII, HAVE BEEN BROUGHT TO THE ATTENTION OF TENANT AND ARE GRANTED KNOWINGLY AND VOLUNTARILY.                      (Tenant’s initials)
     Section 46.05 INTENTIONALLY DELETED
     Section 46.06 Georgia. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Georgia govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Georgia:
          (a) The following is hereby added to the end of Article VII (Repairs and Maintenance): “Tenant hereby expressly waives any rights and defenses that may arise under O.C.G.A. Section 44-7-13 as Tenant has accepted the burden and obligation of maintaining and repairing the entirety of the Demised Properties.”
          (b) All references herein to “attorneys’ fees” or “attorney’s fees” shall be deemed to refer to “reasonable attorney’s (attorneys’) fees actually incurred”.
     Section 46.07 Alabama. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of

MASTER LAND AND BUILDING LEASE

Alabama govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Alabama:
          (a) In addition to the representations in Section 10.03 hereof, Landlord shall provide Tenant and Tenant shall provide Landlord with a duly executed Broker’s Lien Affidavit in the form attached hereto as Exhibit H.
          (b) Any and all transfers of or applications for liquor licenses provided for under this Lease shall be made pursuant to the Alabama Alcoholic Beverage Licensing Code as codified at Alabama Code § 28-3A-1, et seq., and the Alabama Alcoholic Beverage Control Board regulations, specifically Regulation 20-x-5-.10.
          (c) At any time Tenant desires to substitute a portion of the Demised Properties with one or more Replacement Properties pursuant to Section 39.01, in addition to the requirements of Section 39.01, Tenant shall also provide Landlord with an amended or new Memorandum of Lease covering the Replacement Property and shall be responsible for all recording costs associated with the recording of the amended or new Memorandum of Lease.
          (d) Section 16.02(a) is hereby deleted in its entirety and the following substituted therefor:
          (i) Termination. Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable grace period specified herein, to terminate this Lease (or Tenant’s possession to any of the Demised Properties), and at any time thereafter recover possession of all or any portion of the Demised Properties or any part thereof and expel and remove therefrom Tenant and any other person occupying the same by any lawful means, and repossess and enjoy all or any portion of the Demised Properties without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate the Lease (or to terminate Tenant’s right of possession), Landlord shall also have the right to reenter the Demised Properties and take possession of and remove all personal property of Tenant, if any, in such Demised Properties. In connection with any such repossession Tenant (and any affiliate of Tenant holding a liquor license, if any, with respect to the Demised Properties) shall cooperate reasonably with Landlord and any applicable government agency in transferring its liquor license, if any, to Landlord, or in assisting Landlord in obtaining a liquor license, all at no cost or expense to Tenant. Any and all reasonable costs of Landlord (including, without limitation, Landlord’s reasonable attorneys’ and consultants’ fees and costs) in obtaining a new liquor license shall be paid by Tenant, which costs shall be considered Rent under this Lease for the purposes of calculating damages due to Landlord hereunder. If Landlord elects to terminate this Lease and/or Tenant’s right to possession, or if Tenant’s right to possession is otherwise terminated by operation of law, Landlord may recover as damages from Tenant the following: (i) all Rent then due under the Lease through the date of termination; plus (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease Term, including without limitation any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); plus

MASTER LAND AND BUILDING LEASE

(iii) the cost of reletting the Demised Properties, including without limitation the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; plus (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default; less (x) any costs avoided by Landlord due to Landlord no longer having to perform under this Lease due to its termination, and (y) any amounts received by Landlord in Landlord’s attempts to mitigate its damages.
     Section 46.08 INTENTIONALLY DELETED
     Section 46.09 INTENTIONALLY DELETED
     Section 46.10 Kentucky. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the Commonwealth of Kentucky govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the Commonwealth of Kentucky:
          (a) The remedies available to Landlord in Section 16.02 of this Lease shall include, but are not limited to, the rights and remedies set forth in KRS Section 383.010, et. seq., in accordance with the terms thereof.
     Section 46.11 INTENTIONALLY DELETED
     Section 46.12 Pennsylvania. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Pennsylvania govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Pennsylvania: The following is hereby added to the end of Section 16.02(c):
          (a) CONFESSION OF JUDGMENT FOR POSSESSION OF ANY DEMISED PREMISES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA. TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF ANY DEMISED PREMISES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT, A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).
          (b) IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE

MASTER LAND AND BUILDING LEASE

ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.
          (c) THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME, AS OFTEN AS OCCASION THEREFOR SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE LEASE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE LEASE TERM.
          (d) THIS SECTION 16.02(c) SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.
          (e) TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANT OF ATTORNEY SET FORTH IN THIS SECTION 16.2(c) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.
     Section 46.13 Virginia. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the Commonwealth of Virginia govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the Commonwealth of Virginia:
          (a) For purposes of Section 55-2 of the Code of Virginia (1950), as amended, this Lease shall constitute a Deed of Lease.

MASTER LAND AND BUILDING LEASE

     Section 46.14 North Carolina. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of North Carolina govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of North Carolina:
          (a) All references herein to “attorney’s fees”, “attorneys’ fees”, and “reasonable attorney’s (attorneys’) fees” shall be deemed to refer to reasonable attorney’s (attorneys’) fees actually incurred without reference to the provisions of Section 6-21.2 of the North Carolina General Statutes.
     Section 46.15 California. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of California govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of California:
          (a) Effect of Waivers. The provisions of Article V are intended to release Landlord from and against any liability arising from the condition of the Demised Properties. In furtherance thereof, Tenant hereby waives the benefits of California Civil Code Section 1542, which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
          (b) Eminent Domain. The provisions of this Lease, including those in Article XIII, constitute an express agreement between Landlord and Tenant that applies in the event there is any taking of any part of the Demised Property for any public or quasi-public use under any statute or by right of eminent domain or by purchase in lieu thereof (collectively, “Condemnation”). Tenant hereby waives all rights it may have under California Code of Civil Procedure Section 1265.130, or otherwise, to terminate this Lease based on a total or partial Condemnation.
          (c) Damage and Destruction. The provisions of this Lease, including those in Article XII, constitute an express agreement between Landlord and Tenant that applies in the event that any Demised Property or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature (“Casualty”). Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code Sections 1932(2) and 1933(4), relating to any rights or obligations concerning a Casualty.
          (d) Notices. When this Lease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Article XIX shall replace and satisfy the statutory service-of-notice procedures, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute.

MASTER LAND AND BUILDING LEASE

          (e) Remedies. It is intended that Landlord shall have the remedy described in California Civil Code Section 1951.4, which provides that, when a tenant has the right to sublet or assign, the landlord may continue the lease in effect after the tenant’s breach and abandonment and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover all rent as it becomes due.
     Section 46.16 Washington. Without limiting the choice of law provisions set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Washington govern the interpretation or enforcement of this Lease with respect to any Demised Premises located in the State of Washington:
     (a) Any and all transfers of or applications for liquor licenses provided for under this Lease shall be made pursuant to the provisions of The Washington State Liquor Control Act, codified at RCW Title 66 et seq. and the rules and regulations promulgated by the Washington State Liquor Control Board.
[SIGNATURES FOLLOW ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

          IN WITNESS WHEREOF, the parties have executed this Lease to be effective as of the date first above written.
THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

LANDLORD:

FIGRYANH LLC,
a Delaware limited liability company

individually and on behalf of

FIGRYANH-1 LLC, FIGRYANH-2 LLC,
FIGRYANH-3 LLC, FIGRYANH-4 LLC,
FIGRYANH-5 LLC, FIGRYANH-6 LLC,
FIGRYANH-7 LLC, FIGRYANH-8 LLC,
FIGRYANH-9 LLC, FIGRYANH-10 LLC,
FIGRYANH-11 LLC, FIGRYANH-12 LLC,
FIGRYANH-13 LLC, FIGRYANH-14 LLC,
FIGRYANH-15 LLC, and FIGRYANH-16 LLC,
each a Delaware limited liability company, as its
sole member

/s/ Robyn Gewanter	By:	/s/ Constantine M. Dakolias

First Witness	Name:	Constantine M. Dakolias
	Title:	Vice President

Robyn Gewanter

Printed Name of First Witness

/s/ Jason Serrano Second Witness

Jason Serrano

Printed Name of Second Witness

MASTER LAND AND BUILDING LEASE
Signature Page

THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSION OF JUDGMENT AND WAIVERS CONTAINED IN SECTION 16.02(c) HEREOF, TO THE EXTENT PROVIDED IN SECTION 46.12 HEREOF, AND KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY ENTERS INTO THIS LEASE FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS BY VIRTUE OF SUCH CONFESSION OF JUDGMENT AND WAIVERS.
THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

TENANT:

FIRE MOUNTAIN RESTAURANTS, LLC, a Delaware limited liability company

/s/ Nika B. Hasegawa	By:	RYAN’S RESTAURANT GROUP, INC.

First Witness		a South Carolina Corporation its sole member

Nika B. Hasegawa

Printed Name of First Witness		By:	/s/ Fred T. Grant, Jr.

		Name:	Fred T. Grant, Jr.
		Title:	SVP Finance

/s/ Jamie Brown Second Witness

Jamie Brown Printed Name of Second Witness
[SIGNATURES CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE
Signature Page

THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSION OF JUDGMENT AND WAIVERS CONTAINED IN SECTION 16.02(c) HEREOF, TO THE EXTENT PROVIDED IN SECTION 46.12 HEREOF, AND KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY ENTERS INTO THIS LEASE FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS BY VIRTUE OF SUCH CONFESSION OF JUDGMENT AND WAIVERS.
THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

OCB RESTAURANT COMPANY, LLC, a Minnesota limited liability company

/s/ Nika B. Hasegawa	By:	/s/ Damon Fraser

First Witness	Name:	Damon Fraser
	Title:	VP & Assistant Secretary

Nika B. Hasegawa Printed Name of First Witness

/s/ Jamie Brown Second Witness

Jamie Brown Printed Name of Second Witness
[SIGNATURES CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE
Signature Page

THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSION OF JUDGMENT AND WAIVERS CONTAINED IN SECTION 16.02(c) HEREOF, TO THE EXTENT PROVIDED IN SECTION 46.12 HEREOF, AND KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY ENTERS INTO THIS LEASE FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS BY VIRTUE OF SUCH CONFESSION OF JUDGMENT AND WAIVERS.
THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

HOMETOWN BUFFET INC., a Minnesota corporation

/s/ Nika B. Hasegawa	By:	/s/ Damon Fraser

First Witness	Name: Title:	Damon Fraser VP & Assistant Secretary

Nika B. Hasegawa Printed Name of First Witness

/s/ Jamie Brown Second Witness

Jamie Brown Printed Name of Second Witness

MASTER LAND AND BUILDING LEASE
Signature Page

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 27th day of October, 2006, before me, Brooke Donnelly, a Notary Public in and for the State of New York, personally appeared Constantine M. Dakolias, Vice President of FIGRYANH LLC, and on behalf of FIGRYANH-1 LLC, FIGRYANH-2 LLC, FIGRYANH-3 LLC, FIGRYANH-4 LLC, FIGRYANH-5 LLC, FIGRYANH-6 LLC, FIGRYANH-7 LLC, FIGRYANH-8 LLC, FIGRYANH-9 LLC, FIGRYANH-10 LLC, FIGRYANH-11 LLC, FIGRYANH-12 LLC, FIGRYANH-13, FIGRYANH-14 LLC, FIGRYANH-15 LLC, and FIGRYANH-16 LLC, each a Delaware limited liability company, as their sole member personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal
Signature /s/ Brooke Donnelly
My commission expires
[ACKNOWLEDGMENTS CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

ACKNOWLEDGMENTS

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
     On this 30th day of October 2006, before me, the undersigned, personally appeared Fred T. Grant, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person, acted, executed the instrument.
(NOTARIAL SEAL)

/s/ Joanne Santiago

Notary Public
My commission expires:

MASTER LAND AND BUILDING LEASE

ACKNOWLEDGMENTS

STATE OF	)
	)	ss.
COUNTY OF	)
     On this ___day of , before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person, acted, executed the instrument.
(NOTARIAL SEAL)

Notary Public
My commission expires:

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
     On this 30 day of October 2006, before me, the undersigned, personally appeared Damon Fraser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person, acted, executed the instrument.
(NOTARIAL SEAL)

/s/ Lauren Holliday

Notary Public
My commission expires:

MASTER LAND AND BUILDING LEASE

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
     On this 30 day of October 2006, before me, the undersigned, personally appeared Damon Fraser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person, acted, executed the instrument.
(NOTARIAL SEAL)

/s/ Lauren Holliday

Notary Public
My commission expires:

MASTER LAND AND BUILDING LEASE

EXHIBIT A
UNIT/LOCATION OF REAL PROPERTIES
(see attached)

	Store
No.	No.	Address	City	State	Landlord	Tenant
1.	102	3517 Clemson Boulevard	Anderson	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
2.	104	6124 White Horse Road	Greenville	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
3.	105	1304 Bower Parkway	Columbia	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
4.	106	1703 Bypass 72 NE	Greenwood	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
5.	107	151 Dorman Center Drive	Spartanburg	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
6.	109	1707 Charleston Highway	West Columbia	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
7.	110	208 Bobby Jones Expy	Martinez	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
8.	114	1953 Whiskey Road	Aiken	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
9.	115	1900 Manchester Expy	Columbus	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
10.	116	422 W. Belmont Drive	Calhoun	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
11.	118	2305 Shorter Avenue SW	Rome	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
12.	119	55 Pace Court	Hiram	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
13.	120	1228 N. Westover Boulevard	Albany	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
14.	121	6561 Atlanta Highway	Montgomery	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
15.	122	5104 Hixson Pike	Hixson	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
16.	126	1501 West Poinsett	Greer	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
17.	128	2230 Edsel Lane N.W.	Corydon	IN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
18.	134	8180 US 31 S	Indianapolis	IN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
19.	136	8165 US Hwy 51 N.	Millington	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
20.	137	6410 Calhoun Memorial Highway	Easley	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
21.	138	1314 N. Main Street	Summerville	SC	FIGRYANH-12 LLC	Fire Mountain Restaurants, LLC
22.	141	921 Wimberly Drive SW	Decatur	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC

MASTER LAND AND BUILDING LEASE

EXHIBIT A

	Store
No.	No.	Address	City	State	Landlord	Tenant
23.	144	4373 Courtney Drive	Tuscaloosa	AL	FIGRYANH-1 LLC	Fire Mountain Restaurants, LLC
24.	153	7321 Rivers Avenue	N. Charleston	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
25.	163	150 Keith Drive	Canton	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
26.	179	1470 Skibo Road	Fayetteville	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
27.	180	9006 Pensacola Boulevard	Pensacola	FL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
28.	184	2400 Airline Drive	Bossier City	LA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
29.	185	4051 Ryan Street	Lake Charles	LA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
30.	188	10052 Two Notch Road	Columbia	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
31.	190	829 St. Andrews Boulevard	Charleston	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
32.	191	3253 Ambassador Caffery	Lafayette	LA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
33.	203	1100 Robert Road	Slidell	LA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
34.	204	4260 Dowlen Road	Beaumont	TX	FIGRYANH LLC	Fire Mountain Restaurants, LLC
35.	213	2501 S. Campbell Avenue	Springfield	MO	FIGRYANH LLC	Fire Mountain Restaurants, LLC
36.	220	2310 FM 2004	Texas City	TX	FIGRYANH LLC	Fire Mountain Restaurants, LLC
37.	224	3435 Lebanon Pike	Hermitage	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
38.	225	910 S. Range Avenue	Denham Springs	LA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
39.	228	4450 Ryans Way	Cincinnati	OH	FIGRYANH LLC	Fire Mountain Restaurants, LLC
40.	247	2702 Wilma Rudolph Boulevard	Clarksville	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
41.	251	3940 Grandview Drive	Simpsonville	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
42.	255	510 Rangeline Road	Joplin	MO	FIGRYANH LLC	Fire Mountain Restaurants, LLC
43.	261	1920 Mel Browning Street	Bowling Green	KY	FIGRYANH LLC	Fire Mountain Restaurants, LLC
44.	262	3607 Highway 17	N. Myrtle Beach	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC

MASTER LAND AND BUILDING LEASE

EXHIBIT A

	Store
No.	No.	Address	City	State	Landlord	Tenant
45.	265	2900 E. Franklin Boulevard	Gastonia	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
46.	268	1829 Old Fort Parkway	Murfreesboro	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
47.	271	5140 Hinkleville Road	Paducah	KY	FIGRYANH LLC	Fire Mountain Restaurants, LLC
48.	278	1413 N. Loop 336 West	Conroe	TX	FIGRYANH LLC	Fire Mountain Restaurants, LLC
49.	279	220 Jackson Court	Lumberton	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
50.	282	823 Joe Frank Harris Parkway	Cartersville	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
51.	283	2863 Arlington Road	Akron	OH	FIGRYANH LLC	Fire Mountain Restaurants, LLC
52.	296	119 W. Highway 332	Lake Jackson	TX	FIGRYANH LLC	Fire Mountain Restaurants, LLC
53.	301	994 N. Lexington Springmill	Mansfield	OH	FIGRYANH LLC	Fire Mountain Restaurants, LLC
54.	302	1616 Sandifer Road	Seneca	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
55.	305	5626 S. Broadway Avenue	Tyler	TX	FIGRYANH LLC	Fire Mountain Restaurants, LLC
56.	307	138 Paul Huff Parkway NW	Cleveland	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
57.	308	401 S. Tulane Avenue	Oak Ridge	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
58.	311	362 Cox Creek Parkway	Florence	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
59.	314	1034 Executive Drive	Elizabethtown	KY	FIGRYANH LLC	Fire Mountain Restaurants, LLC
60.	316	2580 N. Franklin Street	Christiansburg	VA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
61.	324	988 Goodman Road	Horn Lake	MS	FIGRYANH LLC	Fire Mountain Restaurants, LLC
62.	326	823 Pike Street	Marietta	OH	FIGRYANH LLC	Fire Mountain Restaurants, LLC
63.	327	2580 North Road	Orangeburg	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
64.	330	3990 Gloster	Tupelo	MS	FIGRYANH LLC	Fire Mountain Restaurants, LLC
65.	332	1320 N. Eisenhower Drive	Beckley	WV	FIGRYANH LLC	Fire Mountain Restaurants, LLC
66.	337	791 South Jefferson Avenue	Cookeville	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC

MASTER LAND AND BUILDING LEASE

EXHIBIT A

	Store
No.	No.	Address	City	State	Landlord	Tenant
67.	339	203 N. Sandy Creek Drive	Seymour	IN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
68.	344	1156 Bankhead Highway	Carrollton	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
69.	348	2809 East Highland Drive	Jonesboro	AR	FIGRYANH LLC	Fire Mountain Restaurants, LLC
70.	352	2301 S. McKenzie Street	Foley	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
71.	357	243 Steven B. Tanger Boulevard	Commerce	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
72.	360	2854 North Main	Crossville	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
73.	362	1720 Cherokee Avenue SW	Cullman	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
74.	370	1000 Brevard Road	Asheville	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
75.	375	1321 Preacher Roe Boulevard	West Plains	MO	FIGRYANH-8 LLC	Fire Mountain Restaurants, LLC
76.	378	4500 Frederica Street	Owensboro	KY	FIGRYANH LLC	Fire Mountain Restaurants, LLC
77.	379	3608 E. Race Avenue	Searcy	AR	FIGRYANH-2 LLC	Fire Mountain Restaurants, LLC
78.	381	1915 Cobbs Ford Road	Prattville	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
79.	383	4538 Central Avenue	Hot Springs	AR	FIGRYANH LLC	Fire Mountain Restaurants, LLC
80.	386	3240 S. Oates Street	Dothan	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
81.	388	420 Galleria Drive	Johnstown	PA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
82.	392	5579 Sunset Boulevard	Lexington	SC	FIGRYANH-13 LLC	Fire Mountain Restaurants, LLC
83.	394	341 Eisenhower Drive	Hanover	PA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
84.	396	2904 Church Street	Conway	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
85.	397	1053 Hunters Xing	Alcoa	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
86.	405	8671 Highway 17 BYP	Surfside Beach	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
87.	406	232 Frontage Road	Picayune	MS	FIGRYANH LLC	Fire Mountain Restaurants, LLC
88.	409	438 Riverwind Drive	Pearl	MS	FIGRYANH LLC	Fire Mountain Restaurants, LLC

MASTER LAND AND BUILDING LEASE

EXHIBIT A

	Store
No.	No.	Address	City	State	Landlord	Tenant
89.	413	4117 N. Vermilion	Danville	IL	FIGRYANH LLC	Ryan’s Restaurant Group, Inc.
90.	414	2009 Hwy 78 East	Jasper	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
91.	415	1255 Woodruff Road	Greenville	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
92.	416	519 Emily Drive	Clarksburg	WV	FIGRYANH-15 LLC	Fire Mountain Restaurants, LLC
93.	418	103 R H L Boulevard	Charleston	WV	FIGRYANH-16 LLC	Fire Mountain Restaurants, LLC
94.	423	3000 South Ferdon Boulevard	Crestview	FL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
95.	424	195 Greasy Ridge Road	Princeton	WV	FIGRYANH LLC	Fire Mountain Restaurants, LLC
96.	426	17830 Garland Groh Boulevard	Hagerstown	MD	FIGRYANH-7 LLC	Fire Mountain Restaurants, LLC
97.	431	1950 East Kearney Street	Springfield	MO	FIGRYANH LLC	Fire Mountain Restaurants, LLC
98.	432	1780 Carl D. Silver Parkway	Fredericksburg	VA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
99.	433	4955 Hwy 90	Pace	FL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
100.	438	1635 Lincoln Way East	Chambersburg	PA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
101.	443	925 Foxcroft Avenue	Martinsburg	WV	FIGRYANH LLC	Fire Mountain Restaurants, LLC
102.	447	4690 Presidential Parkway	Macon	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
103.	449	203 N. Davy Crockett Parkway	Morristown	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
104.	450	502 Winfield Dunn Parkway	Sevierville	TN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
105.	452	4439 Rangeline Road	Mobile	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
106.	454	1275 Knox Avenue	N. Augusta	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
107.	456	1323 N. Expressway	Griffin	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
108.	457	400 Chippewa Towne Centre	Beaver Falls	PA	FIGRYANH-10 LLC	Fire Mountain Restaurants, LLC
109.	459	8601 Concord Mills Boulevard	Concord	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
110.	461	126 Highway 400 N	Dawsonville	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC

MASTER LAND AND BUILDING LEASE

EXHIBIT A

	Store
No.	No.	Address	City	State	Landlord	Tenant
111.	462	838 Odum Road	Gardendale	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
112.	464	7550 Garner’s Ferry Road	Columbia	SC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
113.	465	6476 Carlisle Pike	Mechanicsburg	PA	FIGRYANH-11 LLC	Fire Mountain Restaurants, LLC
114.	466	3600 Massard Road	Ft. Smith	AR	FIGRYANH LLC	Fire Mountain Restaurants, LLC
115.	467	1411 Shook Drive	Auburn	IN	FIGRYANH LLC	Fire Mountain Restaurants, LLC
116.	468	4000 Springhill Plaza Court	N. Little Rock	AR	FIGRYANH LLC	Fire Mountain Restaurants, LLC
117.	469	1021 Dowdy Road	Athens	GA	FIGRYANH LLC	Fire Mountain Restaurants, LLC
118.	470	1973 Bryant Road	Lexington	KY	FIGRYANH LLC	Fire Mountain Restaurants, LLC
119.	471	333 Summit Square Court	Winston-Salem	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
120.	472	30179 Eastern Shore Court	Spanish Fort	AL	FIGRYANH LLC	Fire Mountain Restaurants, LLC
121.	473	2664 Hwy 70 SE	Hickory	NC	FIGRYANH LLC	Fire Mountain Restaurants, LLC
122.	475	1045 SW Wilshire Boulevard	Burleson	TX	FIGRYANH LLC	Fire Mountain Restaurants, LLC
123.	478	205 Belle Meade Point	Flowood	MS	FIGRYANH LLC	Fire Mountain Restaurants, LLC
124.	0022	3580 Main St.	Coon Rapids	MN	FIGRYANH LLC	OCB Restaurant Company, LLC
125.	0248	650 Commerce Boulevard, Fairless Hills	Oxford Valley	PA	FIGRYANH-9 LLC	OCB Restaurant Company, LLC
126.	0256	1850 Empire Avenue	Burbank	CA	FIGRYANH-3 LLC	OCB Restaurant Company, LLC
127.	0258	3102 East Imperial Highway	Lynwood	CA	FIGRYANH-4 LLC	OCB Restaurant Company, LLC
128.	0269	3617 West Shaw Avenue	Fresno	CA	FIGRYANH-5 LLC	OCB Restaurant Company, LLC
129.	0736	6705 North Fallbrook Avenue, West Hills	Canoga Park	CA	FIGRYANH-6 LLC	Hometown Buffet, Inc.
130.	0811	2513 Main Street	Union Gap	WA	FIGRYANH-14 LLC	Hometown Buffet, Inc.

MASTER LAND AND BUILDING LEASE

EXHIBIT A

EXHIBIT B
FORM OF TENANT’S ESTOPPEL CERTIFICATE
TENANT’S ESTOPPEL CERTIFICATE
          The undersigned,                                         , whose address is                                represents and certifies as follows:
          1. The undersigned is the tenant (“Tenant”) under that certain Master Land and Building Lease dated                     with                                          as Landlord ( the “Lease”), covering the properties described therein (collectively the “Demised Properties”).
          2. The Lease constitutes the only agreement (either written or oral) the undersigned has with respect to the Demised Properties and any right of occupancy or use thereof.
          3. The Lease is in full force and effect and has not been assigned, subleased, supplemented, modified or amended except as follows:

          4. The undersigned presently occupies the Demised Properties and is paying rent on a current basis. No rent has been paid by Tenant in advance except for the monthly rental that became due on                                         .
          5. The monthly rental is the sum of                                         Dollars (US$              ).
          6. The present Lease term expires on                                         and there are no options to renew except:                                    .
          7. To the undersigned’s actual knowledge, there are no defaults under the Lease by Landlord or any events which with the passage of time or giving of notice or both will result in any such default. The undersigned does not presently have (nor with the passage of time or giving of notice or both will have) any offset, charge, lien, claim, termination right or defense under the Lease.
          8. The undersigned occupies and has accepted possession of all of the Demised Properties covered by the Lease. All obligations of Landlord under the Lease required to be performed to date, including any improvements to be constructed by Landlord (or its predecessors or successors) or the granting of any free rent, rent credit, offset, deductions, building allowance or rent reduction have been completed to the satisfaction of the undersigned.

MASTER LAND AND BUILDING LEASE

EXHIBIT B

          9. Landlord has no personal liability under the Lease (recourse against Landlord being limited to Landlord’s interest in the Demised Properties).
          10. The undersigned is aware that third parties intend to rely upon this Certificate and the statements set forth herein and that the statements and facts set forth above shall be binding on the undersigned
          11. The undersigned and the persons executing this Certificate on behalf of the undersigned have the power and authority to execute and deliver this Certificate.
          12. Tenant has no right of first refusal, or option to purchase, with respect to all or any portion of any Demised Properties; and
          13. No deposits or prepayments of rent have been made in connection with the Lease, except as follows:

“TENANT”

a

By:

Name:

Title:

MASTER LAND AND BUILDING LEASE

EXHIBIT B

EXHIBIT C
FORM OF MEMORANDUM OF LEASE

(Above space reserved for recorder and recording information)
This instrument prepared by and
after recording return to:
Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, CA 90013-1010
Attention: Marc I. Hayutin, Esq.
MEMORANDUM OF LEASE
This Memorandum of Lease is made and entered into as of                     , ___, ___by and between                     , a                      (“Landlord”), and                     , a                     , whose address is 1460 Buffet Way, Eagan, Minnesota 55121 (“Tenant”), who agree as follows:
1. Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated on or about the date hereof entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” which is attached hereto and incorporated herein, for a term of TWENTY (20) YEARS from                      ___, ___, expiring on                      ___, ___. Tenant has FOUR (4) five-year options to extend the term of the Lease, all as more particularly set forth in the Lease.
2. Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any initial capitalized term not defined herein shall have the meaning as set forth in the Lease.

MASTER LAND AND BUILDING LEASE

EXHIBIT C

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

EXHIBIT C

LANDLORD:	TENANT:

,	,
a	a

By:	By:

Date:	Date:

Signed, sealed, and delivered this _____	Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:	day of _____, _____ in the presence of:

Witness	Witness

Notary Public, County of _____________,	Notary Public, County of _____________,
State of __________________	State of __________________

My commission expires:_________________	My commission expires:_________________

(Notary Seal)	(Notary Seal)
[SIGNATURES CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

EXHIBIT C

SELLER:
,
,
a

By:

Date:

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

Witness

Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

MASTER LAND AND BUILDING LEASE

EXHIBIT C

EXHIBIT “A”
[INSERT LEGAL DESCRIPTION OF PROPERTY HERE]

MASTER LAND AND BUILDING LEASE

EXHIBIT C

EXHIBIT D
FORM OF INDIVIDUAL LEASE AGREEMENT
(See attached)
[FORM TO BE REVIEWED AND AGREED UPON BY LANDLORD AND TENANT]
[Please note the Individual Lease Agreement Form for a transferred Lease including fewer than 10 Demised Properties will be drafted so as to (i) not to contain any financial or reporting covenants (other than monthly sales reports, quarterly Tenant financials and Guarantor financials), “go dark” prohibition or continuous use requirements, (ii) limit use only by reference to compliance with laws, covenants, conditions and restrictions of records, prohibition on strip clubs or other adult entertainment activities, option or swapmeet venues, carry-out liquor stores, or other uses, including without limitation, other specially regulated uses often considered deleterious to the value of commercial real property in otherwise generally desirable locations, (iii) provide that, with respect to Tenant’s Demised Property substitution rights, if the Replacement Property is in the same metropolitan area as the Replaced Property and Landlord disputes the replacement value of the Replacement Property, Tenant may invoke an appraisal arbitration. Also, the Individual Lease Agreement Form shall not contain any substitution right whereby Tenant can substitute a Replaced Property with an Economic Replacement.]

MASTER LAND AND BUILDING LEASE

LAND AND BUILDING LEASE
between
[                                            ],
a Delaware limited liability company,
as LANDLORD
and
[                                            ],
a [                                            ],
as TENANT
[                                            ,      ]
LAND AND BUILDING LEASE
(Individual Lease Form)

LAND AND BUILDING LEASE
(Individual Lease Form)

-i-

ARTICLE XXXVII	ENVIRONMENTAL	47
ARTICLE XXXVIII	LANDLORD ASSIGNMENT	51
ARTICLE XXXIX	PROPERTY REPLACEMENTS	51
ARTICLE XL	GUARANTY	54
ARTICLE XLI	LANDLORD’S RIGHTS UNDER LEASE	55
ARTICLE XLII	PATRIOT ACT	55
ARTICLE XLIII	LIQUOR PROVISIONS	55
ARTICLE XLIV	ADDENDA	56
ARTICLE XLV	COUNTERPARTS	56
ARTICLE XLVI	INTENTIONALLY DELETED	57
ARTICLE XLVII	STATE SPECIFIC PROVISIONS	57

Exhibit A	Location/Address/Legal Descriptions of Real Property

Exhibit B	Form of Tenant’s Estoppel Certificate

Exhibit C	Form of Memorandum of Lease

Exhibit D	Intentionally Deleted

Exhibit E	Intentionally Deleted

Exhibit F	Form of Guaranty

Exhibit G	Form of SNDA

Exhibit H	Form of Alabama Broker’s Lien Affidavit

Schedule 1	Restaurant Equipment

Schedule 2	Environmental Reports
LAND AND BUILDING LEASE
(Individual Lease Form)

-ii-

LAND AND BUILDING LEASE
          THIS LAND AND BUILDING LEASE (the “Lease”) is made and entered into as of [                          ], 2006 (the “Commencement Date”), by and between [                    ], a Delaware limited liability company (“Landlord”) and [                    ], a [                    ] (“Tenant”).
R E C I T A L S
A. Landlord is the owner of a tract of real property (the “Real Property”). The Real Property is more particularly described in Exhibit A attached hereto and for purposes hereof shall include all of Landlord’s right, title and interest in and to all easements, appurtenances and rights relating to the Real Property, including without limitation, Landlord’s right, title, and interest, if any, in and to all (1) adjacent streets, alleys, rights-of-way and any adjacent strips or gores of real estate; (2) the Buildings (as defined below); and (3) the Building Equipment (as defined below). The building, together with all improvements on or to the tract of Real Property, including but not limited to all site work, landscaping, fixtures, utilities, and other improvements, is referred to as the “Building.” The machinery, equipment and systems necessary for the operation of the Building that are “fixtures” pursuant to applicable law, including, but not limited to any heating, ventilation and air-conditioning equipment, canopies, fire sprinklers and fire suppression equipment, lighting, built in walk-in coolers and grill hoods, built-in freezers, built-in sinks, built-in shelving, awnings, and supports for signs (but specifically excluding any such items that are not “fixtures” pursuant to applicable law), are referred to herein collectively as the “Building Equipment.” The Real Property, together with the related Building and Building Equipment are referred to herein as the “Demised Property.”
          B. The personal property, equipment and trade fixtures owned or leased by Tenant located at the Building on the Demised Property (other than the Building Equipment) and used in connection with the operation of the business at the Demised Property are referred to herein collectively as the “Restaurant Equipment”, which shall include, but not be limited to, those items set forth on Schedule 1.
          C. Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Demised Property so that Tenant may, in accordance with and subject to the terms, conditions and restrictions of the Lease, operate (or cause the operation of) a RYAN’S STEAKHOUSE restaurant, a FIRE MOUNTAIN STEAKHOUSE restaurant, an OLD COUNTRY BUFFET restaurant, a HOMETOWN BUFFET restaurant, a JJ NORTH restaurant or other Permitted Restaurant Brand (as hereinafter defined) restaurant at the Real Property.
          NOW, THEREFORE, in consideration of the lease of the Demised Property and the rents, covenants and conditions herein set forth, Landlord and Tenant do hereby covenant, promise and agree as follows:
LAND AND BUILDING LEASE
(Individual Lease Form)

ARTICLE I
DEMISE OF PREMISES
          Subject to the terms and conditions contained herein, Landlord does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, for the term hereinafter provided in Article II, the Demised Property for the use thereof by Tenant, Tenant’s employees, customers, invitees and permitted assigns.
ARTICLE II
TERM
     Section 2.01
          (a) The Lease shall commence on the Commencement Date and terminate on [___, 20___] [(20 years after the Commencement Date)] (the “Original Lease Term”) unless sooner terminated as hereinafter set forth. The “Lease Term,” as such term is used herein, shall mean the Original Lease Term as extended (or as may be extended) pursuant to Section 2.02 below, unless sooner terminated as hereinafter set forth.
          (b) This Lease shall be deemed to be in full force and effect upon the Commencement Date. Tenant shall be deemed in possession of the Demised Property upon the Commencement Date.
     Section 2.02
          (a) Tenant shall have the option to extend the term of this Lease for up to four (4) separate option periods upon and subject to the terms set forth below in this Section 2.02. The first option period (the “First Option Period”) shall commence at the expiration of the Original Lease Term. The second option period (the “Second Option Period”) shall commence at the expiration of the First Option Period. The third option period (the “Third Option Period”) shall commence at the expiration of the Second Option Period. The fourth option period (the “Fourth Option Period”) shall commence at the expiration of the Third Option Period. The First Option Period, the Second Option Period, the Third Option Period and the Fourth Option Period are sometimes referred to herein collectively as the “Option Periods” and individually as an “Option Period.” Each Option Period shall continue for a period of five (5) years from the commencement date of such Option Period. Except as otherwise expressly provided herein, all of the terms and conditions of this Lease applicable to the Original Lease Term shall continue to apply during each Option Period.
          (b) To validly extend the Lease Term for the First Option Period for the Demised Property (i) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Original Lease Term, and (ii) as of the date such written notice is delivered to Landlord, and as of the date the First Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
LAND AND BUILDING LEASE
(Individual Lease Form)

          (c) To validly extend the Lease Term for the Second Option Period for the Demised Property, (i) Tenant must have validly extended the Lease for the First Option Period (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the First Option Period, and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Second Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (d) To validly extend the Lease Term for the Third Option Period for the Demised Property, (i) Tenant must have validly extended the Lease for the Second Option Period (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Second Option Period, and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Third Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (e) To validly extend the Lease Term for the Fourth Option Period for the Demised Property, (i) Tenant must have validly extended the Lease for the Third Option Period (ii) Tenant must and shall deliver to Landlord written notice of Tenant’s election to so extend not later than twelve (12) months prior to the expiration of the Third Option Period, and (iii) as of the date such written notice is delivered to Landlord, and as of the date the Fourth Option Period is scheduled to commence, there shall be no existing Event of Default under the Lease.
          (f) Without limiting anything contained in Article XXXVI hereof, time is of the strictest essence in the performance of each provision of this Section 2.02. Either party, upon request of the other, shall execute and acknowledge, in form suitable for recording, an instrument confirming any Option Period, with Tenant paying all applicable recording costs.
ARTICLE III
RENT
     Section 3.01 Rent. As used herein, “Rent” means Base Rent (as defined below) plus Additional Rent (as defined below). Tenant shall pay all Rent, from and after the Commencement Date and thereafter throughout the Lease Term, without offset, deduction, or abatement except as may be otherwise expressly provided herein. Notwithstanding the foregoing, any amounts due by Tenant to Landlord hereunder for which no due date is expressly specified herein shall be due within thirty (30) days following the delivery to Tenant by Landlord of written notice of such amounts due. Except as otherwise expressly provided herein, in the event of nonpayment by Tenant of any Rent, Landlord shall have the same rights and remedies in respect thereof regardless of whether such Rent is Base Rent or Additional Rent. All payments of Rent due to Landlord shall be paid to Landlord by electronic deposit into an account designated by Landlord (a “Landlord’s Account”).
     Section 3.02 Base Rent.
          (a) As used herein, subject to the annual increases as hereinafter provided, the “Base Rent” for the Demised Property for each month of the Lease Term shall be                                          (US$                     ). Tenant shall pay to Landlord Base Rent, in
LAND AND BUILDING LEASE
(Individual Lease Form)

advance, without demand therefor, on or before the first day of each and every calendar month during the Lease Term (each a “Payment Date”) and if the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord pro-rated Base Rent on the Commencement Date for the partial calendar month in which the Commencement Date occurs.
          (b) Subject to the terms of this Section, (i) on each Adjustment Date (as defined below) throughout the Original Lease Term, the monthly Base Rent shall increase by the Base Rent Escalation (as defined below), and such increased Base Rent shall apply for the ensuing twelve (12) month period; and (ii) for each of the First Option Period, the Second Option Period, the Third Option Period and the Fourth Options Period, if such options are timely exercised as provided in Article II, (A) on the Adjustment Date of the first Lease Year of each of the First Option Period, the Second Option Period, the Third Option Period and the Fourth Options Period, the monthly Base Rent shall be increased to Market Rent (as defined below) and (B) on the Adjustment Date of the second, third, fourth and fifth Lease Year of each of the First Option Period, the Second Option Period, the Third Option Period and the Fourth Options Period, the monthly Base Rent shall increase by the Base Rent Escalation, and such increased Base Rent shall apply for the ensuing twelve (12) month period. Notwithstanding anything herein to the contrary, in no event shall any increased Base Rent be less than the Base Rent described in this Subsection (b) for the applicable prior Lease Year.
          (c) The following terms shall have the following meanings:
                    (1) “Adjustment Date” shall mean each anniversary of the Commencement Date throughout the Lease Term; provided, however, if the Commencement Date is other than the first day of a calendar month, then “Adjustment Date” shall mean each anniversary of the first day of the first calendar month occurring after the Commencement Date.
                    (2) “Base Index” shall mean the CPI for the Lease Year prior to the Lease Year when the applicable Base Rent Escalation calculation is being made.
                    (3) “Base Rent Escalation” shall mean the Base Rent increasing by two (2) times the increases in the CPI, with the increases calculated as follows: (A) subtract one point zero (1.0) from a fraction, the numerator of which shall be the Variable Index, and the denominator of which shall be the Base Index; and (B) multiply the result obtained in clause (A) above by two (2), then (C) multiply the result obtained in clause (B) above by the Base Rent for the prior Lease Year. Notwithstanding the foregoing, in no event shall the new Base Rent adjusted by the Base Rent Escalation be less than the Base Rent for the prior Lease Year or greater than the Base Rent for the prior Lease Year increased by two percent (2%).
                    (4) “CPI” shall mean the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items (1982-84=100), published by the Bureau of Labor Statistics of the U.S. Department of Labor for the period ending 3 months prior to the applicable date. If the CPI is not published for any month during the Lease Term, Landlord, in its reasonable discretion (and reasonably acceptable to Tenant), may substitute a comparable index which reflects the purchasing power of the consumer
LAND AND BUILDING LEASE
(Individual Lease Form)

dollar and is published by the Bureau of Labor Statistics of the U.S. Department of Labor. If such an index is not published by the Bureau of Labor Statistics, Landlord, in its reasonable discretion, shall select a comparable index published by a nationally recognized responsible financial periodical.
                    (5) “Lease Year” shall mean each twelve (12) month period beginning [                    ] and ending [                    ] during the Lease Term.
                    (6) “Market Rent” shall mean the fair rental value, on a per square foot basis, of space used as a similar restaurant and located in the same market area in which the Demised Property is located under a lease term equal to the length of the renewal term for which the Market Rent is being determined, giving consideration to the creditworthiness of the Tenant and other market conditions.
                         (i) Within fifteen (15) days after the date of Landlord’s receipt of Tenant’s election to renew the Term of this Lease (the “Renewal Notice Date”), each of Landlord and Tenant shall deliver to the other party its calculation of Market Rent. Landlord and Tenant shall negotiate in good faith to determine the Market Rent within thirty (30) days after the Renewal Notice Date. If, within thirty (30) days after the Renewal Notice Date, the parties have not agreed upon the Market Rent, Landlord and Tenant shall thereafter give notice to the other party specifying the name and address of its designated appraiser (each an “Arbitration Appointment Notice”). Such two appraisers shall, within thirty (30) days after designation by Landlord and Tenant of their respective appraiser, each make their determination of the Market Rent in writing and simultaneously shall give notice thereof to each other and to Landlord and Tenant. Such two appraisers shall have thirty (30) days after the receipt of notice of each other’s determinations to confer with each other and to attempt to reach agreement as to the determination of the Market Rent. If such appraisers shall fail to concur as to such determination within said thirty (30) day period, they shall give notice thereof to Landlord and Tenant and shall immediately designate a third appraiser. If the two appraisers shall fail to agree upon the designation of such third appraiser within five days after said thirty (30) day period, they shall jointly give notice of such failure to agree to Landlord and Tenant; and, if Landlord and Tenant fail to agree upon the selection of such third appraiser within five days after the appraisers appointed by the Landlord and Tenant give notice as aforesaid, then either party on behalf of both may apply to the American Arbitration Association or any successor thereto (“AAA”) by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third appraiser.
                         (ii) All appraisers shall be independent MAI real estate appraisers who shall have had at least 10 years’ experience in the business of valuation of portfolios of triple-net leased restaurants on a national basis.
LAND AND BUILDING LEASE
(Individual Lease Form)

                         (iii) Within thirty (30) days after the date of the third appraiser’s designation, each of the three appraisers shall decide whether the Market Rent as initially proposed by the Landlord or Tenant is closer to the actual Market Rent as determined by each such appraiser. The decision of the majority of the three appraisers shall be binding on Landlord and Tenant and shall have the same force and effect as a judgment made in a court of competent jurisdiction. The determination of each appraiser shall be limited to the sole issue of, and each appraiser shall neither have the right or the power to determine any issue other than, whether the Market Rent as initially proposed by Landlord or Tenant is closer to the actual Market Rent as determined by each such appraiser. Notwithstanding the foregoing, in no event shall the Market Rent be less than the Base Rent for the prior Lease Year.
                         (iv) If either Landlord or Tenant fails to appoint an appraiser within thirty (30) days after the Renewal Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with the provisions above, and the other party does appoint an appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with the provisions above, then the appraiser timely appointed by such other party shall reach a decision regarding whether the Market Rent as proposed by Landlord or Tenant pursuant to the provisions above, is closer to the actual Market Rent as determined by each such appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such appraiser’s appointment. In such event, such appraiser’s decision shall be binding on Landlord and Tenant.
                         (v) If the appraisers (or appraiser, pursuant to paragraph iv, above) determine that Tenant’s proposed Market Rent is closer to the actual Market Rent, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the appraisers (or appraiser, pursuant to paragraph iv, above) determine that Landlord’s proposed Market Rent is closer to the actual Market Rent, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this subsection (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
                         (vi) If for any reason the Market Rent has not been determined by the date on which it shall become effective, then, until such Market Rent has been determined in accordance herewith, the Market Rent shall be deemed to be the Base Rent for the Demised Property applicable to the period immediately prior to the renewal period in question, and such Market Rent when determined shall be effective from the beginning of such renewal period.
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                    (7) “Variable Index” shall mean the CPI for the applicable Lease Year.
     Section 3.03 Additional Rent.
          (a) As used herein, “Additional Rent” means any and all fees, expenses, taxes and charges of every kind and nature arising in connection with or relating to the Demised Property (other than Base Rent), including without limitation (i) any and all taxes (including, without limitation, Real Estate Taxes (as defined below)), fees, utility service charges, insurance premiums, and other costs, and any amounts owed by Tenant under any indemnity to Landlord hereunder, including, without limitation under Article X and Article XXXVII; (ii) all fees and penalties that may accrue on any amounts due from Tenant hereunder if Tenant fails to pay such amounts in a timely manner; (iii) all other damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and other legal and court costs) which Landlord may suffer or incur in enforcing this Lease (whether or not any formal action is brought by Landlord against Tenant) or in otherwise taking actions permitted under this Lease following a Default by Tenant (including, without limitation, making Repairs and fulfilling other obligations of Tenant as provided in Section 7.01, and purchasing insurance required to be maintained by Tenant under the Lease, as provided in Section 11.07); (iv) any and all other sums which may become due, or costs and expenses that may be incurred by Landlord, by reason of any Default or Event of Default under this Lease; and (v) any and all costs of maintaining, repairing and restoring the Demised Property. In addition, “Additional Rent” shall include any rent or other income received by Tenant from any subtenant of the Demised Property to the extent applicable to periods after the expiration or termination of this Lease as to the Demised Property.
          (b) Without limiting anything contained in subsection 3.03(a), Tenant shall pay, as Additional Rent all “Real Estate Taxes” (as hereinafter defined). As used herein, the term “Real Estate Taxes” means all taxes and general and special assessments and other impositions in lieu thereof, as a supplement thereto and any other tax which is measured by the value of land and assessed on a uniform basis against the owners of land, including any substitution in whole or in part therefor due to a future change in the method of taxation, in each case assessed against, or allocable or attributable to, the Demised Property and accruing during or prior to the Lease Term. Nothing contained in this Lease, however, shall require Tenant to pay any estate, inheritance, corporate, franchise, income or similar taxes of Landlord, nor shall any of same be deemed Real Estate Taxes, unless same shall be specifically imposed in substitution for, or in lieu of, Real Estate Taxes. In addition, Tenant shall not be required to pay any tax imposed (except as otherwise required under Article XXV) with respect to the sale, exchange, mortgage, encumbrance, or other disposition by Landlord, in whole or in part, of the Demised Property or Landlord’s interest in the Lease (provided, however, that the foregoing shall not limit Tenant’s obligation to pay any increase in Real Estate Taxes resulting from any such sale, exchange, mortgage, encumbrance, or other disposition by Landlord). If by law, any general or special assessment or like charge may be paid in installments without any penalty whatsoever, then such assessment may be paid in such installments and Tenant shall only be liable for the portion thereof that is allocable or attributable to the Lease Term or any portion thereof. If such assessment or charge may be payable in installments with interest, Tenant may pay such assessment or charge in installments, provided that if such installments extend beyond
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the Lease Term, Landlord shall have the option to repay all remaining installments coming due following the Lease Term without interest.
          (c) Tenant shall pay all Real Estate Taxes directly to the collecting authority no less than thirty (30) days prior to the delinquency date thereof and shall provide Landlord not less than ten (10) business days prior to such delinquency date a copy of the paid receipt for each installment of Real Estate Taxes so paid. Notwithstanding the foregoing, upon the occurrence of both of the following events, in lieu of payment directly to the applicable collecting authority, Tenant shall pay to Landlord an amount, when added to the monthly payments due under this subsection 3.03(c), shall be sufficient to pay the Real Estate Taxes next coming due (collectively, the “Real Estate Taxes Pass-Throughs) on the Payment Date immediately following both of the following events: (A) delivery to Tenant of a written request therefor from Landlord, and (B) the existence of any default or breach of this subsection 3.03(c) by Tenant, or any Event of Default under any provision in this Lease (the foregoing clause (B) may be hereinafter referred to as a “Real Estate Taxes Pass-Throughs Trigger”). On every Payment Date thereafter, Tenant shall pay to Landlord one-twelfth of the amount of the Real Estate Taxes that Landlord reasonably estimates will be payable during the next ensuing twelve (12) months. Funds in the Real Estate Taxes Pass-Throughs shall be used for payment of the Real Estate Taxes next coming due. Following the imposition of a Real Estate Tax Reserve, in the event Tenant completes a twelve (12) month consecutive period without the occurrence of a Real Estate Taxes Pass-Throughs Trigger, then following written request by Tenant, Landlord shall disburse any funds in the Real Estate Taxes Pass-Throughs Trigger to Tenant and Tenant shall no longer be obligated to make the monthly payments of the Real Estate Taxes to Landlord in lieu of the applicable collecting authority until the occurrence of another Real Estate Taxes Pass-Through Trigger. If Tenant fails to pay the appropriate party (Landlord or the collecting authority, as provided herein) all Real Estate Taxes when due hereunder, then Tenant shall, without limiting any other remedies available to Landlord, reimburse Landlord for any and all penalties or interest, or portion thereof, incurred by Landlord as a result of such nonpayment or late payment by Tenant.
          (d) Tenant shall have the right to undertake an action or proceeding against the applicable collecting authority seeking an abatement of Real Estate Taxes or a reduction in the valuation of the Demised Property and/or contest the applicability of any Real Estate Taxes; provided, however, that Tenant has paid timely (and continues to pay timely) all Real Estate Taxes as provided in this Lease to the extent required by applicable law. Landlord may deliver to Tenant written requests from time to time, not more than once in any thirty (30) day period, for information regarding any such action or proceeding by Tenant. Tenant shall respond in good faith with all information reasonably requested by Landlord within 5 days after receipt of Landlord’s written request. In any instance where any such permitted action or proceeding is being undertaken by Tenant, Landlord shall cooperate reasonably with Tenant, at no cost or expense to Landlord, and execute any and all documents approved by Landlord and reasonably required in connection therewith. Tenant shall be entitled to any refund (after the deduction therefrom of all expenses incurred by Landlord in connection therewith) of any Real Estate Taxes (including, without limitation, penalties or interest thereon) received by Tenant or Landlord, whether or not such refund was a result of actions or proceedings instituted by Tenant.
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          (e) Without limiting anything contained in subsection 3.03(a), Tenant shall be solely responsible for, and shall pay directly to the applicable service providers, the cost of all utility services provided to the Demised Property throughout the Lease Term.
          (f) Without limiting any of Tenant’s other obligations set forth in this Article, Tenant shall pay to Landlord, with each payment due to Landlord hereunder (and as a part of Rent due hereunder), all sales and excise tax on rental income and all other similar taxes imposed upon Landlord with respect to rental or other payments in the nature of a gross receipts tax, sales tax, privilege tax or the like, whether imposed by a federal, state or local taxing authority, which when added to such payment shall yield to Landlord after deduction of all such tax payable by Landlord with respect to all such payments a net amount which Landlord would have realized from such payment had no such tax been imposed.
ARTICLE IV
USE
     Section 4.01 Tenant may use the Demised Property to operate a RYAN’S STEAKHOUSE restaurant, FIRE MOUNTAIN STEAKHOUSE restaurant, OLD COUNTRY BUFFET restaurant, HOMETOWN BUFFET restaurant, COUNTRY BUFFET restaurant, JJ NORTH restaurant, and for any other lawful purpose, provided that any such usage shall comply fully with all applicable covenants, conditions and restrictions of record, and the following uses shall in any event be prohibited: strip clubs and other adult entertainment venues, option or swapmeet venues, carry-out liquor stores and any other specially regulated uses that would be considered deleterious to the value of commercial real property in otherwise generally desirable locations. Notwithstanding any other provision of this Article, Tenant shall not use, or suffer or permit any person or entity to use, the Demised Property or any portion thereof for any purpose in violation of any applicable law, ordinance or regulation applicable to the Demised Property or in violation of any covenants or restrictions of record. From the Commencement Date and thereafter throughout the Lease Term, Tenant shall conduct its business in a commercially reasonable and reputable manner with respect to the Demised Property and otherwise in compliance with the terms and provisions of this Lease. The character of the occupancy of the Demised Properties is an additional consideration and a material inducement for the granting of this Lease by Landlord to Tenant.
Section 4.02
     Section 4.03 Without limiting any other provision of this Lease, all obligations of Tenant under this Article IV shall apply also to any subtenant of the Demised Property.
ARTICLE V
ACCEPTANCE OF DEMISED PROPERTY
          Tenant acknowledges that it has had access to the Demised Property prior to execution of this Lease and has had the opportunity to perform all tests, studies, inspections and investigations (including, without limitation, any investigations regarding zoning and use issues
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regarding the Demised Property) that it desires, and that Tenant is accepting the Demised Property in its AS IS condition existing on the date Tenant executes this Lease. Tenant hereby accepts the Demised Property in its condition as of the date of possession hereunder, subject to all applicable zoning, municipal, county, and state laws, ordinances, and regulations, including private easements and restrictions, governing and regulating the use of the Demised Property, whether or not of record (collectively, the “Diligence Matters”), and accepts this Lease subject thereto and to all matters disclosed hereby. Tenant acknowledges that neither Landlord nor any of Landlord’s Affiliates (as defined below) have made any representation or warranty as to the suitability of the Demised Property for the conduct of the Tenant’s business and that Tenant is entering into this Lease solely on the basis of its own investigations and familiarity with the Demised Property and not on the basis of any representation, warranty, covenant, agreement, undertaking, promise, statement, arrangement or understanding by, on behalf of, or with, Landlord, except as expressly set forth in this Lease.
ARTICLE VI
ALTERATIONS
          Subject to the provisions of this Article VI, Tenant shall have no right to make changes, alterations or additions (collectively, “Alterations”) to the Building which involve structural changes or which cost in the aggregate in excess of Four Hundred Thousand Dollars (US$400,000.00), which amount shall be adjusted annually in proportion to increases in the CPI, in each case without prior written consent of Landlord, which Landlord agrees it will not unreasonably withhold, condition or delay; provided, however, in no event shall any Alterations be made which, after completion, would: (i) reduce the value of the Building as it existed prior to the time that said Alterations are made; or (ii) adversely affect the structural integrity of the Building. Notwithstanding the foregoing, Tenant shall be permitted to implement the structural (hoods, vents) and nonstructural Alterations required to implement ongoing conversion to the grill program already instituted in many OLD COUNTRY BUFFET, HOMETOWN BUFFET or RYAN’S STEAKHOUSE restaurants provided such Alterations do not adversely affect the structural integrity of the Building. Any and all Alterations made by Tenant shall be at Tenant’s sole cost and expense. Prior to the commencement of construction, including Alterations which cost less than US$400,000.00, which amount shall be adjusted annually in proportion to increases in the CPI (but excluding non-structural Alterations costing less US$250,000.00 (which amount shall be adjusted annually in proportion to increases in the CPI) in the aggregate, minor maintenance or repair projects and cosmetic refresh projects involving only painting, carpeting, floor covering and installation of moveable replacement Restaurant Equipment (collectively, a “Minor Project”)), Tenant shall deliver promptly to Landlord detailed cost estimates for any such proposed Alterations, as well as all drawings, plans and other information regarding such Alterations (such estimates, drawings, plans and other information are collectively referred to herein as the “Alteration Information”). Landlord’s review and/or approval (if required) of any Alteration Information shall in no event constitute any representation or warranty of Landlord regarding (x) the compliance of any Alteration Information with any governmental or legal requirements, (y) the presence or absence of any defects in any Alteration Information, or (z) the safety or quality of any of the Alterations constructed in accordance with any plans or other Alteration Information. Landlord’s review
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and/or approval of any of the Alteration Information shall not preclude recovery by Landlord against Tenant based upon the Alterations, the Alteration Information, or any defects therein. In making any and all Alterations, Tenant also shall comply with all of the following conditions:
          (a) No Alterations shall be undertaken until Tenant shall have (i) procured and paid for, so far as the same may be required, all necessary permits and authorizations of all governmental authorities having jurisdiction over such Alterations, and (ii) except for Minor Projects, delivered to Landlord at least fifteen (15) days prior to commencing any such Alterations written evidence acceptable to Landlord, in its commercially reasonable discretion, of all such permits and authorizations. Landlord shall, to the extent necessary (but at no cost, expense, or risk of loss to Landlord), join in the application for such permits or authorizations whenever necessary, promptly upon written request of Tenant.
          (b) Any and all structural Alterations of the Building shall be performed under the supervision of an architect and/or structural engineer.
          (c) Except for Minor Projects, Tenant shall notify Landlord at least fifteen (15) days prior to commencing any Alterations so as to permit, and Tenant shall permit, Landlord access to the Demised Property in order to post and keep posted thereon such notice(s) as may be provided or required by applicable law to disclaim responsibility for any construction on the Demised Property. Landlord may deliver to Tenant written requests from time to time, not more than once in any thirty (30) day period, for information regarding any Alterations that that Tenant has then undertaken. Tenant shall respond in good faith with all information reasonably requested by Landlord within 5 days after receipt of Landlord’s written request.
          (d) Any and all Alterations shall be conducted and completed in a commercially reasonable time period (subject to the terms of Article XVII), in a good and workmanlike manner, and in compliance with all applicable laws, municipal ordinances, building codes and permits, and requirements of all governmental authorities having jurisdiction over the Demised Property, and of the local Board of Fire Underwriters, if any; and, upon completion of any and all Alterations, Tenant shall obtain and deliver to Landlord a copy of the amended certificate of occupancy for the Demised Property, if required under applicable law or by governmental authority. To the extent reasonably practicable, any and all Alterations shall be made and conducted so as not to disrupt Tenant’s business.
          (e) The cost of any and all Alterations shall be promptly paid by Tenant so that the Demised Property at all times shall be free of any and all liens for labor and/or materials supplied for any Alterations subject to the next succeeding sentence. In the event any such lien shall be filed, Tenant shall, within ten (10) days after receipt of notice of such lien, deliver written notice to Landlord thereof, and Tenant shall, within thirty (30) days after receipt of notice of such lien, discharge the same by bond, title indemnity or payment of the amount due the lien claimant. However, Tenant may in good faith contest such lien provided that within such thirty (30) day period Tenant provides Landlord with a surety bond, title indemnity or other form of security reasonably acceptable to Landlord, protecting against said lien. Tenant shall provide Landlord promptly with evidence satisfactory to Landlord that all contractors, subcontractors or materialmen have been paid in full with respect to such Alterations and that their lien rights have
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been waived or released. In the event Tenant fails to either discharge such lien or protect against such lien in accordance with the foregoing, then Landlord shall have the option (but not the obligation) to pay such lien or post a bond to protect against such lien and pass through such costs to Tenant as Additional Rent.
ARTICLE VII
REPAIRS AND MAINTENANCE
          Except as otherwise provided in this Article, Tenant, at its sole cost and expense, shall maintain the Demised Property and each part thereof, structural and non-structural, in good order and condition, ordinary wear and tear and damage by casualty and condemnation excepted (such obligations shall include, without limitation, the obligation to maintain all areas outside of the Building (including all sidewalks, driveways, landscaping, trash enclosures, and trash compacting and loading areas on the Demised Property), in a neat and clean condition, and ensuring that debris from the operation of the restaurant on the Demised Property are cleaned on a regular basis) and, subject to the terms and conditions of Article VI, shall make any necessary Repairs thereto, interior and exterior, whether extraordinary, foreseen or unforeseen but subject to the casualty and condemnation provisions of this Lease. Tenant and Landlord shall each pay one-half of the cost and expense of any Repairs requested by Landlord which are performed during the last year of the Lease Term. When used in this Article VII, the term “Repairs” shall include all such replacements, renewals, alterations, additions and betterments necessary for Tenant to properly maintain the Demised Property in good order and condition and in compliance with all applicable laws. The adequacy of any and all Repairs to the Demised Property required or conducted pursuant to this Article VII shall be measured by and meet, at a minimum, all of the following standards: (1) at least equal in quality of material and workmanship to the condition of the Demised Property prior to the need for such Repairs; (2) avoidance of any and all structural damage or injury to the Building or persons therein; (3) any and all maintenance, service, operation and repair standards and requirements promulgated by Tenant for its (or its subsidiaries’ or affiliates’) restaurants; and (4) any and all repairs, replacements or upgrades necessary to ensure compliance with the rules and regulations of all governmental agencies having jurisdiction over the relevant Demised Property, including all Environmental Laws (as defined below) and shall conform to the requirements of any covenants, conditions, restrictions or other permitted encumbrances which are of record. Landlord shall have no duty whatsoever to maintain, replace, upgrade, or repair any portion of the Demised Property, and Tenant hereby expressly waives the right to make repairs at the expense of Landlord, which right may be provided for in any law now or hereinafter in effect. If Tenant fails or neglects to commence and diligently proceed with all necessary Repairs or fulfill its other obligations as set forth above (for the purposes hereof, application by Tenant for a building permit (if necessary under applicable law to commence the applicable Repair) shall be deemed to constitute the commencement of a Repair under this Article) within twenty (20) days after receipt of written notice of the need therefor describing the applicable Repair or other obligation (a “Repair Notice”) (except in emergency situations involving risk of further damage to the Demised Properties or injury to persons, in which case no such grace period shall be applicable and Tenant shall be obligated to commence immediately all necessary Repairs and diligently proceed to complete same), then Landlord or its agents may enter the Demised Property for the
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purpose of making such Repairs or fulfilling those obligations (with Landlord making commercially reasonable efforts not to unreasonably interfere with Tenant’s business operations). All commercially reasonable out of pocket costs and expenses incurred as a consequence of such Landlord’s action shall be paid by Tenant to Landlord within twenty (20) days after Landlord delivers to Tenant copies of invoices for such Repairs or other obligations. These invoices shall be prima facie evidence of the payment of the charges to be paid by Tenant.
ARTICLE VIII
COMPLIANCE WITH LAW
          Tenant shall, throughout the Lease Term, at its sole cost and expense, comply with all laws and regulations of federal, state, municipal and local governments, departments, commissions and boards pursuant to law, or directives or orders issued pursuant thereto, including without limitation all Environmental Laws and the Americans With Disabilities Act, with respect to, regarding, or pertaining to the Demised Property, in each case whether now existing or hereafter enacted.
ARTICLE IX
QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS
          From and after the Commencement Date until the expiration or termination of the Lease Term, and provided no Event of Default has occurred and is continuing, Tenant shall have quiet enjoyment of the Demised Property, subject however, to all Diligence Matters, which shall have priority over the interest of Tenant in the Lease and its leasehold interest in the Demised Property.
ARTICLE X
DISCLAIMER AND INDEMNITY
     Section 10.01 As used in this Lease, (x) “Landlord Parties” means, collectively, Landlord, Landlord’s Affiliates, Landlord’s Lenders and any Fee Mortgagee; (y) “Landlord’s Affiliates” means Landlord’s members, partners, officers, directors, shareholders, employees, or any person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with Landlord (for purposes of this definition, the term “control,” “controlled by” or “under common control with” means the power, direct or indirect, to direct or cause the direction of the management and policies of Landlord, whether through the ownership of voting stock, by contract, as trustee or executor, or otherwise); and (z) “Landlord’s Lenders” means any persons or entities providing financing or refinancing to Landlord which is secured by a mortgage against the Demised Property or any secured mezzanine lender in the capital structure of any direct or indirect owner in Landlord. To the extent not prohibited by law, none of the Landlord Parties shall be liable, under any circumstances, for any loss, injury, death or damage to person or property (including but not limited to the business or any loss of income or profit therefrom) of Tenant, Tenant’s members, officers, directors, shareholders, agents, employees, contractors, customers, invitees, or any other
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person in or about the Demised Property, whether the same are caused by (a) fire, explosion, falling plaster, steam, dampness, electricity, gas, water, rain; or (b) breakage, leakage or other defects of sprinklers, wires, appliances, plumbing fixtures, water or gas pipes, roof, air conditioning, lighting fixtures, street improvements, or subsurface improvements; or (c) theft, acts of God, acts of the public enemy, riot, strike, insurrection, civil unrest, war, court order, requisition or order of governmental body or authority; or (d) any act or omission of any other occupant of the Demised Property; or (e) operations in construction of any private, public or quasi-public work; or (f) any other cause, including damage or injury which arises from the condition of the Demised Property, from occupants of adjacent property, from the public, or from any other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same are inaccessible to Tenant, or which may arise through repair, alteration or maintenance of any part of the Demised Property or failure to make any such repair, from any condition or defect in, on or about the Demised Property including any “Environmental Conditions” (as defined in Article XXXVII) or the presence of any mold or any “Hazardous Materials” (as defined in Article XXXVII) (other than known environmental problems specifically identified in the environmental site reports described on Schedule 2 (the “Environmental Reports”)), or from any other condition or cause whatsoever; provided, however, that the foregoing release set forth in this Section 10.01 shall not be applicable to any claim against a Landlord Party to the extent, and only to the extent, that such claim is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction.
     Section 10.02 In addition to any and all other obligations of Tenant under this Lease (including without limitation under any indemnity or similar provision set forth herein), to the extent permitted by law, Tenant hereby fully and forever releases, discharges, acquits, indemnifies, protects, and agrees to defend (with counsel selected by Tenant and approved by Landlord (or Landlord’s Lenders), such approval not to be unreasonably withheld, delayed or conditioned) and hold all Landlord Parties wholly free and harmless of, from and against any and all losses, claims, demands, actions, causes of action, settlements, obligations, duties, indebtedness, debts, controversies, remedies, choses in action, liabilities, costs, penalties, fines, damages, injury, judgments, forfeiture, or expenses (including without limitation reasonable attorneys’, consultant, testing and investigation and expert fees and court costs), whether known or unknown, whether liquidated or unliquidated: (a) arising out of or in any way related to or resulting directly or indirectly from: (i) the use, occupancy or activities of Tenant, its subtenants, agents, employees, contractors or invitees in or about the Demised Property; (ii) any failure on the part of Tenant to comply with any applicable law, code or regulation, including without limitation all Environmental Laws; (iii) any Default or Event of Default under this Lease or any breach or default by Tenant under any other Transaction Document (as defined below) (including without limitation as a result of any termination by Landlord, following an Event of Default, of any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting the Demised Property pursuant to Section 16.07); (iv) any other loss, injury or damage described in Section 10.01 above; (v) in connection with mold at the Demised Property (other than known mold problems specifically identified in the Environmental Reports); (vi) work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the
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account of Tenant in, on or about the Demised Property; and (b) whether heretofore now existing or hereafter arising out of or in any way related to or resulting directly or indirectly from the presence or “Release” (as defined in Article XXXVII) at, on, under, to or from the Demised Property of Hazardous Materials (other than known environmental problems specifically identified in the Environmental Reports). All of the personal or any other property of Tenant kept or stored at, on or about the Demised Property shall be kept or stored at the sole risk of Tenant. Without limiting the foregoing, Tenant shall pay on demand all fees and costs of Landlord (including, without limitation, attorneys’ fees and costs) in connection with any enforcement by Landlord of the terms of this Lease and any amendment to this Lease requested by Tenant. Notwithstanding the foregoing, the indemnity set forth in this Section 10.02 shall not be applicable to any claim against any Landlord Party to the extent, and only to the extent, such claim is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction. As used herein, “Transactional Documents” means, collectively, this Lease, the Guaranty, and the Estoppel Certificate executed by Tenant in favor of Landlord relating to the Demised Property, each of which are dated of even date herewith, and any other agreements entered into by and between Landlord and Tenant regarding the foregoing or the Demised Property.
     Section 10.03 Landlord and Tenant each (a) represent to the other party that such representing party has dealt with no broker or brokers in connection with the negotiation, execution and delivery of this Lease and (b) agrees to indemnify, defend, protect (with counsel selected by the other party) and holds such other party wholly free and harmless of, from and against any and all claims or demands for any and all brokerage commissions and/or finder’s fees due or alleged to be due as a result of any agreement or purported agreement made by such indemnifying party.
     Section 10.04 The provisions of this Article X shall survive the expiration or sooner termination of this Lease. Tenant hereby waives the provisions of any applicable laws restricting the release of claims, or extent of release of claims, which Tenant does not know or suspect to exist at the time of release, which, if known, would have materially affected Tenant’s decision to agree to this release. In this regard, Tenant hereby agrees, represents, and warrants to Landlord that Tenant realizes and acknowledges that factual matters now unknown to Tenant may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Tenant further agrees, represents and warrants that the release provided hereunder has been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to release, discharge and acquit the parties set forth herein above from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any manner set forth in or related to this Lease, the Demised Property and all dealings in connection therewith.
ARTICLE XI
INSURANCE
     Section 11.01 INTENTIONALLY DELETED.
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     Section 11.02 As of the Commencement Date and throughout the Lease Term, Tenant shall maintain, with financially sound and reputable insurers (as further described in Section 11.03), public liability and other types of insurance with respect to its business and each Real Property (including the Building now existing or hereafter erected thereon) against all losses, hazards, casualties, liabilities and contingencies as customarily carried or maintained by persons of established reputation engaged in similar businesses. Without limitation of the foregoing, Tenant shall maintain or cause to be maintained policies of insurance with respect to the Real Property in the following amounts and covering the following risks:
          (a) Commercial property coverage for one hundred percent (100%) insurable guaranteed 100% replacement value with no co-insurance penalty (A) “Special Form Causes of Loss” coverage (as such term is used in the insurance industry), at least as broad as ISO Special Form Causes of Loss, CP1030, including coverage for glass breakage, vandalism and malicious mischief, with any deductible (other than related to the property insurance requirement pursuant to Sections 11.02(d) and 11.02(f) below) in excess of One Hundred Thousand Dollars (US$100,000) to be approved by Landlord and, (B) “Ordinance and Law Coverage” with limits of not less than the building value for Coverage A (loss to the undamaged portion of the Building), limits of not less than fifteen percent (15%) of the building value of the Building for Coverage B (Demolition Cost Coverage), and limits not less than fifteen percent (15%) of the value of the Building for Coverage C (Increased Cost of Construction Coverage).
          (b) Commercial General Liability insurance including Product Liability and Liquor Liability (if alcohol is served) covering the Demised Property at least as broad as the most commonly available ISO Commercial General Liability policy form CG0001 (occurrence basis) covering bodily injury, property damage and personal and advertising injury, for the joint benefit of and insuring Tenant and Landlord as set forth below, with limits not less than One Million Dollars (US$1,000,000) per occurrence, with a general aggregate of not less than One Million Dollars (US$1,000,000), with any deductible or self-insured retention in excess of Five Hundred Thousand Dollars (US$500,000) to be approved by Landlord, and a “following form” Umbrella Liability policy or Excess Liability policy to include Product Liability and Liquor Liability (if alcohol is served), in an amount such that the total coverage under both the aforesaid Commercial General Liability policy and the Umbrella Liability policy or Excess Liability policy is not less than Five Million Dollars (US$5,000,000) per occurrence.
          (c) Worker’s compensation insurance covering all persons employed by Tenant at the Demised Property in connection with any work done on or about the Demised Property for which claims for death or bodily injury could be asserted against Landlord, Tenant or the Demised Property.
          (d) In the event the Demised Property is located in an area identified by the National Flood Insurance Program as an area having “special flood hazards” (zones beginning with “A” or “V”) Tenant shall maintain throughout the term of this Lease and any extension thereof, flood insurance for the full replacement value of the Demised Property, with any deductible in excess of the greater of (i) Two Hundred Fifty Thousand Dollars (US$250,000.00) or five percent (5%) of property value to be approved by Landlord.
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          (e) Insurance against loss or damage from explosion of any steam or pressure boilers or similar apparatus located in or about the Building with limits of not less than Ten Million Dollars (US$10,000,000) for consequential damages, covering the Building and Fixtures (excluding footings and foundations and other parts of the Buildings which are not insurable), with any deductible in excess of One Hundred Thousand Dollars (US$100,000) to be approved by Landlord.
          (f) In the event the Demised Property is located in a major earthquake damage area and earthquake insurance is available, Tenant shall maintain throughout the Term applicable to the Demised Property earthquake insurance for the full replacement value of the Demised Property, with any deductible in excess of the greater of (i) Two Hundred Fifty Thousand Dollars (US$250,000) or (ii) five percent (5%) of property value to be approved by Landlord.
          (g) Such additional and/or other insurance with respect to the Building located on the Demised Property and in such amounts as at the time is customarily carried by prudent owners or tenants with respect to improvements and equipment similar in character, location and use and occupancy to the Building located on the Demised Property.
     Section 11.03 Each carrier providing any insurance, or portion thereof, required by this Article shall have the legal right to conduct its business in the jurisdiction in which the applicable Real Property is located, and shall have a claims paying ability rating by S&P of not less than “A-” and an A.M. Best Company, Inc. rating of not less than A and financial size category of not less than X. Tenant shall cause all insurance that it is required to maintain hereunder to contain a mortgagee clause and loss payee clause in favor of Landlord’s Lender in accordance with this Section to be payable to Landlord’s Lender as a mortgagee and not as a co-insured, as its interest may appear.
     Section 11.04 All insurance policies required to be maintained by Tenant hereunder and renewals thereof (a) shall be in a form reasonably acceptable to Landlord, (b) shall provide for a term of not less than one year, (c) if the same are insurance policies covering any property (i) shall include a standard non-contributory mortgagee endorsement or its equivalent in favor of and in form acceptable to Landlord’s Lender, (ii) shall contain an agreed value clause updated periodically and (iii) shall designate Landlord’s Lender as “mortgagee and loss payee” as their interest may appear. In addition, all property insurance policies (except for flood and earthquake limits) must either automatically reinstate after each loss or Tenant must otherwise provide for uninterrupted coverage. Furthermore, all property insurance policies shall reflect that Landlord and Landlord’s Lender (the “Landlord Insured Parties”) are loss payees to the extent that their respective interests appear. With respect to commercial general liability and umbrella policies, the Landlord Insured Parties shall be named as additional insureds with respect to the leased Demised Property. The Landlord Insured Parties shall be provided with evidence of property insurance coverage consistent with this Article XI utilizing an Accord form 27, 28 or equivalent, confirming the loss payee status of the Landlord Insured Parties. The form shall also reflect any business interruption coverage maintained voluntarily by Tenant. With respect to liability and umbrella insurance, the Landlord Insured Parties shall be provided with evidence of coverage utilizing an Accord form 25 or equivalent, reflecting that the Landlord Insured Parties are
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additional insureds with respect to the leased locations. This form shall also confirm the existence of workers compensation insurance including a waiver of subrogation against Landlord.
     Section 11.05 Any insurance provided for in this Article may be effected by a blanket policy or policies of insurance, or under so-called “all-risk” or “multi-peril” insurance policies, provided that the amount of the total insurance available with respect to the Demised Property shall provide coverage and indemnity at least equivalent to separate policies in the amounts herein required, and provided further that in other respects, any such policy or policies shall comply with the provisions of this Article. Any increased coverage provided by individual or blanket policies shall be satisfactory, provided the aggregate liability limits covering the Demised Property under such policies shall otherwise comply with the provisions of this Article.
     Section 11.06 Every property insurance policy carried by either party with respect to the Demised Property shall (if it can be so written) include provisions waiving the insurer’s subrogation rights against the other party to the extent such rights can be waived by the insured prior to the occurrence of damage or loss. Subject to the above, each party hereby waives any rights of recovery against the other party for any property direct damage or associated consequential loss covered by said policies (or by policies required to be carried hereunder by such party) whether or not such damage or loss shall have been caused by any acts or omissions of the other party, but such waiver shall operate only to the extent such waiving party is so protected by such insurance coverage (or would have been protected by maintaining all policies required to be carried hereunder by such party).
     Section 11.07 All insurance policies required under this Article XI shall provide that the beneficial interest of Landlord in such policies shall be fully transferable. In the event Tenant fails to procure or maintain any policy of insurance required under Article XI, or if the insurance company or coverages provided fail to meet the requirements contained in this Article XI, Landlord may, at its option, purchase such insurance and charge Tenant all costs and expenses incurred in procuring and maintaining such insurance.
     Section 11.08 Tenant shall provide to Landlord, beginning on the Commencement Date and continuing annually thereafter with paid receipts (or other evidence reasonably requested by Landlord) from all applicable insurance carriers evidencing the payment of premiums or accompanied by other evidence of such payment (e.g., receipts, canceled checks) reasonably satisfactory to Landlord. Notwithstanding the foregoing, upon the occurrence of both of the following events, in lieu of payment directly to the insurance carriers, Tenant shall pay to Landlord an amount when added to the monthly payments due under this Section 11.08 shall be sufficient to pay the insurance premiums next coming due (the “Insurance Premium Pass-Throughs”) on the Payment Date immediately following both of the following events: (A) delivery to Tenant of a written request therefor from Landlord, and (B) the existence of any default or breach of this subsection 11.08 by Tenant, or any Event of Default under any provision in this Lease (the foregoing clause (B) may be hereinafter referred to as an “Insurance Premium Pass-Throughs Trigger”). On every Payment Date thereafter, Tenant shall pay to Landlord an amount equal the greater of (x) one-twelfth of the amount of insurance premiums of Tenant’s blanket insurance policies allocated to the Demised Property that Landlord reasonably estimates
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will be payable during the next ensuing twelve (12) months, or (y) one-twelfth of the amount that Landlord reasonably estimates will be payable during the next ensuing twelve (12) months to purchase insurance policies satisfying the requirements of this Article XI. Funds in the Insurance Premium Pass-Throughs shall be used for payment of the insurance premium next coming due. Following the imposition of the Insurance Premium Pass-Throughs, in the event Tenant completes a twelve (12) month consecutive period without the occurrence of an Insurance Premium Pass-Throughs Trigger, then following written request by Tenant’s Lender shall disburse any funds in the Insurance Premium Pass-Throughs to Tenant and Tenant shall no longer be obligated to make the monthly payments of insurance premiums to Landlord in lieu of the applicable insurance carrier until the occurrence of an Insurance Premium Pass-Throughs Trigger.
ARTICLE XII
DAMAGE OR DESTRUCTION
     Section 12.01 If at any time during the Lease Term, the Demised Property or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature, Tenant shall promptly apply for all necessary permits, but in any event not later than thirty (30) days after the first date of such damage or destruction, and upon issuance of such permits thereafter diligently proceed to repair, replace or rebuild the Demised Property as nearly as possible to its condition and character immediately prior to such damage with such variations and Alterations as may be permitted under (and subject to the provisions of) Article VI (the “Restoration Work”). Notwithstanding the foregoing, if Tenant has not exercised its renewal option, Tenant shall have no obligation to repair, replace or rebuild the Demised Property during the last two (2) years of the Lease Term, so long as (i) no Event of Default exists, including without limitation any Event of Default under the insurance provisions, (ii) Landlord shall have received any and all insurance proceeds relating to such casualty and (iii) Tenant shall have paid the deductible for the insurance policy covering such casualty.
     Section 12.02 All property and casualty insurance proceeds payable to Landlord or Tenant (except (i) insurance proceeds payable to Tenant on account of Tenant’s trade fixtures, Restaurant Equipment or inventory; and (ii) insurance proceeds payable from comprehensive general public liability insurance, or any other liability insurance) at any time as a result of casualty to the Demised Property shall be paid to Tenant if less than $100,000 (which amount shall be adjusted annually in proportion to increases in the CPI), otherwise jointly to Landlord and Tenant for purposes of payment for the cost of the Restoration Work, except as may be otherwise expressly set forth herein. Landlord shall make such insurance proceeds available to Tenant based on a commercially reasonable draw schedule. Landlord and Tenant shall cooperate in order to obtain the largest possible insurance award lawfully obtainable and shall execute any and all consents and other instruments and take all other actions necessary or desirable in order to effectuate same and to cause such proceeds to be paid as hereinbefore provided. The proceeds of any such insurance in the case of loss shall, to the extent necessary, be used first for the Restoration Work with the balance, if any, payable to Landlord. If insurance proceeds as a result of a casualty to the Demised Property are insufficient to complete the Restoration Work
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necessary by reason of such casualty, then Tenant shall be responsible for the payment of such amounts necessary to complete such work.
     Section 12.03 This Lease shall not be affected in any manner by reason of the total or partial destruction to any Demised Property or any part thereof and Tenant, notwithstanding any law or statute, present or future, waives all rights to quit or surrender the Demised Property or any portion thereof because of the total or partial destruction of the Demised Property (prior to the expiration of the Lease). Base Rent and Additional Rent required to be paid by Tenant hereunder shall not abate as a result of any casualty.
ARTICLE XIII
EMINENT DOMAIN
     Section 13.01 Landlord and Tenant hereby agree that in no event shall any taking of any Demised Property for any public or quasi-public use under any statute or by right of eminent domain, or by purchase in lieu thereof, in any way relieve Tenant of any obligations under this Lease (as to the Demised Property or otherwise) except as explicitly provided in this Article.
     Section 13.02 The parties hereto agree to cooperate in applying for and in prosecuting any claim for any taking regarding the Demised Property and further agree that the aggregate net award shall be distributed to Landlord for the condemned Demised Property.
     Section 13.03 In case of a taking of any portion of the Demised Property (except in the total taking of the Demised Property), Tenant at its own expense shall proceed with diligence (subject to reasonable time periods for purposes of adjustment of any award and unavoidable delays) to repair or reconstruct (or cause to be repaired and reconstructed) the affected Building to a complete architectural unit (all such repair, reconstruction and work being referred to in this Article as “Reconstruction Work”). Landlord shall make such condemnation award available to Tenant based on a commercially reasonable draw schedule for Reconstruction Work up to and not exceeding the net compensation amount realized by Landlord as a result of such taking (i.e., the gross amount of the compensation received by Landlord from the taking authority less all costs and expenses incurred by Landlord in pursuing, prosecuting, and/or recovering its claim to such award). All Reconstruction Work shall be performed in accordance with the standards and requirements for Alterations set forth in Article VI.
     Section 13.04 In case of a taking of any portion of the Demised Property, the Base Rent payable hereunder regarding the Demised Property shall be equitably reduced by a percentage equal to the percentage of the diminution in value of the Demised Property, as reasonably determined by Tenant and Landlord (and Base Rent shall not be reduced until such determination of the equitable reduction in Base Rent, or until determination by an arbitration as set forth below). In determining the equitable reduction in Base Rent, the parties shall utilize the fair market value of the Demised Property, as of the date of inception of this Lease, as determined by an MAI Appraiser mutually acceptable to the parties. If the parties fail to agree on the reduction in Base Rent due to the applicable taking with respect to the Demised Property within fifteen (15) days after the applicable taking, then either party, by written notice delivered to the other party (the date when such notice is delivered to the other party is referred to herein as
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the “Notice Date”), may cause the following procedure to be utilized in determining such reduction in Base Rent:
     (1) Submission of Proposed Base Rent Reduction. Within fifteen (15) days after the Notice Date, each of Landlord and Tenant shall deliver to the other party its calculation of its proposed equitable reduction in the Base Rent as a result of the applicable taking (a “Base Rent Reduction”), which calculation shall include (a) the Base Rent properly allocated to the Demised Property prior to the taking, (b) the percentage diminution in value of the Demised Property as a result of the taking, and (c) the resulting reduction in Base Rent hereunder as a result of such taking.
     (2) Appointment and Qualifications of Appraiser. Within thirty (30) days after the Notice Date, Landlord and Tenant shall each appoint one licensed real estate appraiser who has been active over the previous ten-year (10-year) period in the appraisal of single tenant restaurants within the county in which the Demised Property is located (each such appraiser chosen pursuant to this subsection (2), an “Appraiser”). Each of Landlord and Tenant shall notify the other party, in writing, of its Appraiser (and the business address thereof) within two (2) business days after the appointment thereof (collectively, the “Appraiser Appointment Notices”). Each of Landlord and Tenant agree that any Appraiser may be (but is not required to be) an appraiser who assisted either party in determining such party’s calculation of the Base Rent Reduction pursuant to subsection (1), above.
     (3) Appointment of Third Appraiser. If each party appoints an Appraiser and notifies the other party in accordance with subsection (2), above, then the two (2) Appraisers shall, within ten (10) days after delivery of the later of the two Appraiser Appointment Notices, agree on and appoint a third Appraiser (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Appraisers chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Appraiser and the business address thereof. If the two (2) Appraisers fail to agree on and appoint a third Appraiser within such ten (10) day period, then either party may elect to have the third Appraiser selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third Appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third Appraiser.
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     (4) Appraisers’ Decision. Within thirty (30) days after the appointment of the third Appraiser, each of the three (3) Appraisers shall decide whether the Base Rent Reduction as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Base Rent Reduction as determined by each such Appraiser. The decision of the majority of the three (3) Appraisers shall be binding on Landlord and Tenant (subject to subsection (5), below). The determination of each Appraiser shall be limited to the sole issue of, and each Appraiser shall have neither the right nor the power to determine any issue other than, whether the Base Rent Reduction as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Base Rent Reduction as determined by each such Appraiser.
     (5) If Only One Appraiser Is Appointed. If either Landlord or Tenant fails to appoint an Appraiser within thirty (30) days after the Tenant Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with subsection (2), above, then the Appraiser timely appointed by such other party shall reach a decision regarding whether the Base Rent Reduction as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Base Rent Reduction as determined by each such Appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such Appraiser’s appointment. In such event, such Appraiser’s decision shall be binding on Landlord and Tenant.
     (6) Cost of Arbitration. If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Tenant’s proposed Base Rent Reduction is closer to the actual Base Rent Reduction, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Landlord’s proposed Base Rent Reduction is closer to the actual Base Rent Reduction, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this Section (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
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In the event of a total taking of the Demised Property, (i) the Lease shall terminate, (ii) Tenant’s obligations thereunder from and after the Total Taking Date (as hereinafter defined) shall terminate and (iii) Landlord shall be entitled to the entire condemnation award for such total taking of the Demised Property. “Total Taking Date” shall mean the date of the actual transfer of title of the Demised Property from Landlord to the applicable condemning authority.
Notwithstanding the foregoing, in connection with any condemnation award received by Landlord in an amount less than US$100,000 (which amount shall be adjusted annually in proportion to increases in the CPI), Landlord, in its sole discretion, shall either reduce the Base Rent (a) in accordance with the foregoing appraisal process or (b) by an amount equal to the product of (1) the actual condemnation award received by Landlord multiplied by (2) 0.667 percent (0.667%).
     Section 13.05 Any compensation for a temporary taking shall be payable to Tenant without participation by Landlord, except to the proportionate extent such temporary taking extends beyond the end of the Lease Term, and there shall be no abatement of Rent as a result of any temporary taking affecting the Demised Property.
ARTICLE XIV
PERFORMANCE OF OBLIGATIONS
     Section 14.01 Performance of Obligations.
          (a) Landlord hereby represents, warrants and covenants to Tenant that Landlord has the right and lawful authority to enter into this Lease and perform Landlord’s obligations hereunder.
          (b) Tenant hereby represents, warrants and covenants to Landlord that Tenant has the right and lawful authority to enter into this Lease and perform Tenant’s obligations hereunder.
     Section 14.02 Intentionally Deleted
     Section 14.03 Books and Records. Tenant shall keep accurate books and records of account of the Demised Property. Tenant shall provide, or cause to be provided, to Landlord, upon Landlord’s written request in addition to any other financial statements required under this Lease, the following financial statements and information, all of which must be prepared in a form reasonably acceptable to Landlord:
          (i) promptly and in any event within forty-five (45) days after the end of each Fiscal Quarter, for Fiscal Quarters 1-3, quarterly statements of the financial position of Tenant, including a balance sheet and statement of profits and losses, such quarterly statements of financial position to be certified by an officer of Tenant to fairly represent the financial condition of Tenant as of the date thereof; and
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          (ii) promptly and in any event within ninety (90) days after the end of the fourth Fiscal Quarter, quarterly statements of financial position of Tenant, including a balance sheet and statement of profits and losses, such quarterly statements of financial position to be certified by an officer of Tenant to fairly represent the financial condition of Tenant as of the date thereof; and
          (iii) promptly and in any event within thirty (30) days after the end of each Fiscal Month, total sales figures in respect of the Demised Property for the applicable Fiscal Month and the trailing twelve (12) Fiscal Month period (or trailing thirteen (13) Fiscal Month period, to the extent a twelve (12) Fiscal Month period does not cover a full year);
               “Fiscal Year” shall mean a fiscal year from approximately July to June; “Fiscal Quarter” shall mean approximately July through September, approximately October through December, approximately January through March, and approximately April through June. The last day of each Fiscal Year is the Wednesday closest to June 30th; and “Fiscal Month” shall mean either (A) a calendar month or (B) a reporting period equal to 1/13 of a year, whichever shall then be used by Tenant in maintaining its books and records.
          Tenant acknowledges that Landlord must comply with certain financial audit requirements and Landlord will suffer damages from Tenant’s failure to deliver any of the financial information required in Subsections 14.03(i) and (ii) (the “Key Financial Statements”) as and when due. If Tenant fails to deliver any Key Financial Statements as and when due, subject to Force Majeure, Tenant shall pay Landlord a fee equal to US$500 for each missing Key Financial Statement per each day that Tenant has failed to deliver any such Key Financial Statements (the “Financial Statements Default Fee”). The Financial Statements Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Lease regarding Tenant’s failure to deliver the Key Financial Statements. Tenant’s payment of the Financial Statements Default Fee does not cure any Default or Event of Default caused by the failure to deliver any Key Financial Statement in a timely manner.
ARTICLE XV
INTENTIONALLY DELETED
ARTICLE XVI
DEFAULT
     Section 16.01 Events Of Default. The occurrence of any of the following shall constitute an event of default under this Lease (“Event of Default”) on the part of Tenant:
          (a) Nonpayment of Base Rent. Failure to pay any installment of Base Rent hereunder when payment is due. Notwithstanding the foregoing, Tenant shall have one (1) three
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(3) day grace period for payment of one installment of the Base Rent in any twelve (12) month period during the Lease Term.
          (b) Nonpayment of Additional Rent. Failure to pay any amount of Additional Rent on or before the date when due and such failure continuing for five (5) days following delivery to Tenant by Landlord of written notice specifying such failure.
          (c) Insolvency. If at any time during the Lease Term, (i) proceedings in bankruptcy shall be instituted (voluntarily or involuntarily) by or against Tenant or Buffets, Inc., a Minnesota corporation (“Guarantor”) that result in the filing of a voluntary petition or the entry of an order for relief, or (ii) Tenant or Guarantor shall file, or any creditor or other person shall file against Tenant or Guarantor, any petition in bankruptcy (i.e., seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief) under the Bankruptcy Code of the United States of America (or under any other present or future federal or state statute, law or regulation of similar intent or application), and such filing is not vacated or withdrawn within sixty (60) days thereafter, or (iii) a trustee or receiver shall be appointed to take possession of the Demised Property, or of all or substantially all of the business or assets of Tenant or Guarantor, and such appointment is not vacated or withdrawn and possession restored to Tenant within sixty (60) days thereafter, or (iv) a general assignment or arrangement is made by Tenant or Guarantor for the benefit of creditors, or (v) any sheriff, marshal, constable or other duly-constituted public official takes possession of the Demised Property, or of all or substantially all of the business or assets of Tenant or Guarantor by authority of any attachment, execution, or other judicial seizure proceedings, and if such attachment or other seizure remains undismissed or undischarged for a period of sixty (60) days after the levy thereof, or (vi) Tenant or Guarantor shall admit in writing Tenant’s or Guarantor’s inability to pay its debts as they become due; or (vii) Tenant or Guarantor files an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant or Guarantor, respectively, in any such proceeding; or (viii) within ninety (90) days after the commencement of any proceeding against Tenant or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, within such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligations under this Lease.
          (d) Misrepresentation. The discovery by Landlord that any representation, warranty or financial statement given to Landlord by Tenant or Guarantor, or any affiliate of Tenant or Guarantor, was intentionally materially false or misleading when given, including without limitation as set forth in any Transaction Document.
          (e) Insurance; Patriot Act. Any breach by Tenant under Article XI or Article XLII, provided however, any breach by Tenant under Article XI shall not constitute an Event of Default so long as Tenant cures any such breach within ten (10) days after receipt of written
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notice of such breach from Landlord (provided further however, that any lapse of any of the insurance policies required under Article XI shall constitute an automatic Event of Default without any notice or cure right).
          (f) Delivery of Documents. The failure by Tenant to deliver any of the documents required pursuant to Section 26.01, 28.01 or 38.01 within the time periods required pursuant to such sections.
          (g) Financial Information; Insurance. Tenant fails in any of its obligations set forth in Section 14.03, such failure continuing for a period of ten (10) days after written notice of such failure is delivered by Landlord to Tenant; or any claim of lien is recorded against the Demised Property and such claim of lien continues for thirty (30) days without discharge (by bonding or other means available pursuant to applicable law), satisfaction or provision for payment being made by or on behalf of Tenant.
          (h) Cross Default With Guaranty. There is any default by Guarantor, after any applicable notice or cure periods, under the Guaranty.
          (i) Operating a Replaced Property. Tenant or a Tenant Affiliate commences operating a Replaced Property as a Permitted Restaurant Brand restaurant within two (2) years after Landlord has agreed to the substitution of such Replaced Property.
          (j) Other Obligations. The failure by Tenant to timely perform any obligation, agreement or covenant under this Lease, other than those matters specified in Sections 16.01(a)-(i) above, and such failure continuing for a period of thirty (30) days after written notice of such failure is delivered to Tenant, or such longer period, up to but not exceeding an additional ninety (90) days, as is reasonably necessary to remedy such default provided, however, that if Tenant has continuously and diligently pursued a remedy at all times during such thirty (30) day period and additional ninety (90) day period, and notwithstanding such efforts by Tenant the applicable Default has not been cured, and if Tenant prior to the expiration of such additional ninety (90) day period delivers to Landlord cash or other collateral, or agrees to other undertakings, in each case reasonably acceptable to Landlord that, in Landlord’s commercially reasonable judgment, fully mitigate any loss that Landlord has suffered, or is reasonably likely to suffer, as a result of such Default, then such Default shall be deemed cured by Tenant for all purposes hereunder; provided, however, that if at any time thereafter Landlord determines in its commercially reasonable discretion that additional cash, collateral or other undertakings by Tenant are required in order to fully mitigate any loss that Landlord has suffered, or is reasonably likely to suffer, as a result of such Default, then Tenant shall deliver such cash or collateral to Landlord, or agree to such other undertakings, within thirty (30) days after Landlord’s written request therefor (and any failure to do so shall constitute an immediate Event of Default hereunder), and Landlord and Tenant agree that Landlord’s actions in accordance with this subsection 16.01(j) shall satisfy any obligation of Landlord pursuant to applicable law to mitigate its damages following any Default.
As used in this Lease, “Default” means any breach or default under the Lease, whether or not the same is an Event of Default, and also any breach or default under the Lease, that after notice or
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lapse of time or both, would constitute an Event of Default if that breach or default were not cured within any applicable grace or cure period.
     Section 16.02 Remedies Upon Event of Default. If an Event of Default by Tenant occurs and during the continuance thereof, in addition to any other remedies available to Landlord at law or in equity or elsewhere hereunder, Landlord shall have the following remedies:
          (a) Termination. Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable grace period specified herein, to terminate this Lease (or Tenant’s possession to the Demised Property), and at any time thereafter recover possession of all or any portion of the Demised Property or any part thereof and expel and remove therefrom Tenant and any other person occupying the same by any lawful means, and repossess and enjoy all or any portion of the Demised Property without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate the Lease (or to terminate Tenant’s right of possession), Landlord shall also have the right to reenter the Demised Property and take possession of and remove all personal property of Tenant, if any, in the Demised Property. In connection with any such repossession Tenant (and any affiliate of Tenant holding a liquor license, if any, with respect to the Demised Property) shall cooperate reasonably with Landlord and any applicable government agency in transferring its liquor license to Landlord, or in assisting Landlord in obtaining a liquor license, all at no cost or expense to Tenant. If Landlord elects to terminate this Lease and/or Tenant’s right to possession, or if Tenant’s right to possession is otherwise terminated by operation of law, Landlord may recover as damages from Tenant the following: (i) all Rent then due under the Lease through the date of termination; (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Property for the remainder of the Lease Term, including without limitation any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); (iii) the cost of reletting the Demised Property, including without limitation the anticipated period of vacancy until such Demised Property can be re-let at its fair market rental values; and (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default. Efforts by Landlord to mitigate the damaged caused by the Event of Default (or Tenant’s Default under this Lease) shall not waive Landlord’s right to recover damages under the foregoing provisions.
          (b) Continuation after Event of Default. If Landlord does not elect to terminate this Lease, then this Lease shall continue in effect, and Landlord may enforce all of its rights and remedies under this Lease, including, without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under law, subject to Article XXXII hereof. Landlord shall not be deemed to have terminated this Lease except by an express statement in writing. Acts of maintenance or preservation, efforts to relet the Demised Property, or the appointment of a receiver upon application of Landlord to protect Landlord’s interest under this Lease shall not constitute an election to terminate Tenant’s right to possession unless such election is expressly stated in writing by Landlord. Notwithstanding any such reletting without such termination, Landlord may at any time thereafter elect to terminate Tenant’s right to possession and this Lease. If Landlord elects to relet the Demised Property for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any
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and all costs of such reletting (including, without limitation, reasonable attorneys’ fees, brokers’ fees, alterations and repairs to the Demised Property, and tenant improvement costs); second, to the payment of any and all indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of any and all Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If the rent received from the reletting is less than the sum of the costs of reletting, other indebtedness due by Tenant, and the Rent due by Tenant, then Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly.
          (c) State — Specific Remedy. Landlord may pursue any other remedy now or hereafter available to Landlord under the laws and judicial decisions of the state in which the Demised Property is located in addition to and not as an alternative remedy to those provided hereunder.
     Section 16.03 Indemnification. Nothing in this Article shall be deemed to affect Tenant’s obligation to indemnify, defend, protect and hold harmless Landlord and the other Landlord Parties under this Lease (including, without limitation, under Article X and Article XXXVII), and such obligation shall survive the termination or expiration of this Lease.
     Section 16.04 Waiver of Notice / Performance by Landlord. Notwithstanding any provision herein, (a) if Tenant is required to comply with any governmental requirement, Tenant shall not be entitled to notice of default from Landlord and right to cure beyond the period within which such compliance may be required by applicable law or government agency or (b) if in Landlord’s reasonable determination the continuance of any default by Tenant for the full period of notice provided for herein will constitute a threat of injury or harm to persons or property, Landlord may, with or without notice, elect to perform those acts with respect to which Tenant is in default for the account and at the expense of Tenant. If by reason of such governmental requirement or default by Tenant, Landlord is compelled or elects to pay any sum of money, (including without limitation reasonable attorneys’ fees, consultant fees, testing and investigation fees, expert fees and court costs), such sums so paid by Landlord shall be due to Landlord from Tenant within thirty (30) days after written demand therefor from Landlord, in addition to any other amounts to be paid by Tenant under this Lease.
     Section 16.05 Late Fee. In addition to any interest charged to Tenant under Section 16.06, if any payment of Base Rent or Additional Rent is not received by Landlord from Tenant when such payment is due to Landlord hereunder, such payment shall be deemed delinquent and cause Tenant to incur a late fee of seven percent (7%) on each such delinquent payment (the “Late Fee”), due and payable immediately with the delinquent Base Rent or delinquent Additional Rent, as the case may be.
     Section 16.06 Interest. Tenant hereby acknowledges that late payment by Tenant of Base Rent, Additional Rent and/or any other sums due by Tenant hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Demised Property. Accordingly, in addition to any Late Fee due from
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Tenant hereunder, any sum due by Tenant under this Lease which is not paid when due shall bear interest at the lesser of ten percent (10%) per annum of such sums or the maximum rate allowed under applicable law, from the date such sum becomes due and payable by Tenant hereunder until paid, unless otherwise expressly provided in this Lease.
     Section 16.07 Tenant’s Subleases. If Landlord elects to terminate this Lease on account of any Event of Default, then Landlord may: (i) terminate any sublease and any license, concession, or other consensual arrangement for possession entered into by Tenant and affecting the Demised Property which is not the subject of a nondisturbance agreement executed by Landlord; or (ii) choose to succeed to Tenant’s interest in such arrangement. Absent a nondisturbance agreement between Landlord and such subtenant, no payment by a subtenant with respect to a sublease shall entitle such subtenant to possession of the Demised Property after termination of this Lease and Landlord’s election to terminate the sublease by the subtenant. If Landlord elects to succeed to Tenant’s interest in such arrangement, then Tenant shall, as of the date of notice given by Landlord to Tenant of such election, have no further right to, or interest in, any rent or other consideration receivable under that arrangement.
     Section 16.08 Other Effects of Events of Default.
          (a) Upon the occurrence of an Event of Default, Landlord shall have all rights and remedies hereunder and under applicable law immediately. Except only as may be required by statute which cannot be waived lawfully, Landlord shall have no obligation to give any notice after an Event of Default as a condition to Landlord’s pursuit of any right or remedy.
          (b) This Section is in all respects subject to any applicable statute that provides rights in favor of Tenant that are contrary to this Section. Notwithstanding anything else herein (but subject to any such applicable statute), Landlord shall have no obligation to accept the attempted or purported cure of, or to waive, any Event of Default, regardless of tender of delinquent payments or other performance by Tenant, or any other event or condition whatsoever; and Tenant shall not have any right to cure any Event of Default, and no right to cure shall be implied.
          (c) Without limiting the foregoing, after the occurrence of any Event of Default (irrespective of whether or not the same consists of an ongoing condition, a one-time occurrence, or otherwise), the same shall be deemed to continue at all times thereafter; provided, however, that such Event of Default shall cease to continue only if Landlord shall accept performance of the defaulted obligation or shall execute and deliver a written agreement in which Landlord expressly states that such Event of Default has ceased to continue. Landlord shall not be obligated under any circumstances whatsoever to accept such performance or execute and deliver any such writing.
          (d) Without limitation, this Section shall govern in any case where reference is made in this Lease to (i) any “cure” (whether by use of such word or otherwise) of any Event of Default, (ii) “during an Event of Default” or “the continuance of an Event of Default” (in each case, whether by use of such words or otherwise), or (iii) any condition or event which continues beyond the time when the same becomes an Event of Default.
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     Section 16.09 Acceptance of Rent Without Waiving Rights. No payment by Tenant shall be deemed to be other than on account of the earliest sum due from Tenant hereunder, nor shall any endorsement or statement by Tenant on any check or any letter accompanying such payment be deemed an accord and satisfaction of any amount in dispute between Tenant and Landlord or otherwise. Landlord may accept any and all of Tenant’s payments without waiving any right or remedy under this Lease, including but not limited to the right to commence and pursue an action to enforce rights and remedies under a previously served notice of default, without giving Tenant any further notice or demand.
     Section 16.10 Waiver by Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord’s lawful reentering and taking possession of the Demised Property in accordance with the provisions of this Lease or removing and storing the property of Tenant as herein provided.
     Section 16.11 Remedies Cumulative. All rights, privileges, elections, and remedies of Landlord and Tenant are cumulative and not alternative with all other rights and remedies hereunder, at law or in equity to the fullest extent permitted by law. The exercise of one or more rights or remedies by Landlord or Tenant shall not impair Landlord’s or Tenant’s rights to exercise any other right or remedy to the fullest extent permitted by law.
     Section 16.12 Survival. The remedies available to Landlord pursuant to this Article shall survive expiration or termination of the Lease.
ARTICLE XVII
UNAVOIDABLE DELAYS, FORCE MAJEURE
          If either party shall be prevented or delayed from punctually performing any obligation or satisfying any condition under this Lease by any condition beyond the control of such party, exclusive of financial inability of a party (including without limitation any of the following if beyond the control of (and not caused by) such party (“Force Majeure”): strike, lockout, labor dispute, civil unrest, inability to obtain labor, materials or reasonable substitutes thereof, acts of God, present or future governmental restrictions, regulations or control, insurrection, and sabotage), then the time to perform such obligation or satisfy such condition shall be extended by the delay caused by such event, but only for a reasonable period of time not to exceed, in any event, three hundred sixty-five (365) days (the “Force Majeure Deadline”). The provisions of this Article shall in no event operate to delay the Commencement Date or to excuse Tenant from the payment of all Rent as and when due under this Lease.
ARTICLE XVIII
NO WAIVER
          The failure of Landlord or Tenant to insist upon strict performance of any of the terms and conditions hereof shall not be deemed a waiver of any rights or remedies that party or any other such party may have, and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants or conditions.
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ARTICLE XIX
NOTICES
          Whenever it is provided herein that notice, demand, request or other communication shall or may be given to either of the parties by the other, it shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless same shall be given or served as follows:
          (a) If given or served by Landlord, (1) by hand delivery to Tenant, (2) by mailing same to Tenant by registered or certified mail, postage prepaid, return receipt requested, or (3) by delivery by overnight courier such as Federal Express, all delivered and addressed to Tenant at the following address:
[                                        ]
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: Mike Andrews, CEO
Telephone: (651) 365-2626
Facsimile: (651) 365-2721
with a copy to:
[                                        ]
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: H. Thomas Mitchell, Esq.
Telephone: (651) 365-2631
Facsimile: (651) 365-2224
with a copy, for notices of Default or Event of Default only, to:
Kirkland & Ellis, LLP
200 East Randolph Drive
Chicago, Illinois 60601
Attention: Gregory Spitzer, Esq.
Telephone: (312) 861-2115
Facsimile: (312) 660-0274
          (b) If given or served by Tenant, (1) by hand delivery to Landlord, (2) by mailing same to Landlord by U.S. registered or certified mail, postage prepaid, return receipt requested, or (3) by delivery by overnight courier such as Federal Express, all delivered and addressed to Landlord at the following address:
with a copy to:
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          (c) All notices, demands, requests or other communications hereunder shall be deemed to have been given or served: (1) if hand delivered, on the date received (or the date delivery is refused) by the recipient party; (2) if delivered by registered or certified mail, three (3) days after the date of posting as marked on the U.S. postage receipt; and (3) if by Federal Express or similar overnight courier service, on the date of receipt (or the date delivery is refused) by the recipient party.
          (d) Either Landlord or Tenant may from time to time change its address for receiving notices under this Lease by providing written notice to the other party in accordance with this Article XIX.
ARTICLE XX
ACCESS
          Landlord and its designees shall have the right upon not less than forty-eight hours’ prior written notice to Tenant (except in the event of an emergency, where no prior notice shall be required) to enter upon the Demised Property at reasonable hours to inspect the Demised Property or, during the period commencing one year prior to the end of the Lease Term, for the purpose of exhibiting same to prospective tenants and posting “for lease” or similar signage at the Demised Property, in Landlord’s discretion. Any such entry and/or inspection by Landlord shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Property. Tenant may provide an escort for Landlord during any such entry and/or inspection, but Landlord’s right to such entry and/or inspection shall not be subject to the availability or presence of any such escort provided by Tenant. Landlord agrees to reasonably cooperate with any escort provided by Tenant during any inspection of the Demised Property.
ARTICLE XXI
SIGNS
          No sign shall be installed on the Demised Property until all governmental approvals and permits required therefor are first obtained and all fees pertaining thereto have been paid by Tenant. Except as set forth in the preceding sentence, Tenant may, at Tenant’s sole cost and expense, install or erect signs of any height or dimensions and bearing such inscription as Tenant shall reasonably determine. Tenant may at all times remove such signage, subject to the requirements of the Lease. Upon the termination of this Lease following an Event of Default or upon a rejection of this Lease in any bankruptcy, Landlord shall have the right, at its sole option, to retain and use the signage structures in the future operation of the Demised Property without payment of any compensation to Tenant, or to require Tenant to remove such signage structures at Tenant’s sole cost and expense.

ARTICLE XXII
IMPROVEMENTS AND FIXTURES
     Section 22.01 Any and all portions of the Building, all other improvements on the Real Property at the Commencement Date and all Building Equipment on the Demised Property at the Commencement Date shall be the property of Landlord (excluding the trade fixtures and the Restaurant Equipment). In the event that Tenant installs or erects fixtures or improvements to the Demised Property after the Commencement Date (excluding the trade fixtures and Restaurant Equipment), such fixtures or improvements shall at the expiration or earlier termination of the Lease, become the property of Landlord and remain upon and be surrendered with the Demised Property. Notwithstanding the foregoing provisions, Tenant shall be liable for all property taxes, assessments, and similar charges assessed against or allocable to any fixtures or equipment at the Demised Property (irrespective of whether such items are Building Equipment owned by Landlord or Restaurant Equipment or other personal property of Tenant) and which are attributable to any period of time during the Lease Term.
     Section 22.02 During the Lease Term, Tenant shall be entitled to use the Building Equipment in Tenant’s operations at the Demised Property. Except as otherwise provided in Section 22.04, Tenant shall keep the Building Equipment in good working order and repair, shall not remove the Building Equipment from the Demised Property and shall not permit any lien or other encumbrance to attach to Building Equipment except any such liens that are being contested by Tenant in good faith by appropriate proceedings and that have been bonded over by Tenant to the commercially reasonable satisfaction of Landlord or for which Tenant provides alternative security to the commercially reasonable satisfaction of Landlord. Tenant shall keep (or cause to be kept) the Building Equipment insured and shall be responsible for any casualty or other loss to Building Equipment or occasioned by Building Equipment. Tenant may, from time to time, retire or replace Building Equipment with new or comparable items of equipment purchased by Tenant, in which event such replaced equipment shall constitute Building Equipment. All Building Equipment shall be the property of Landlord, and Tenant shall execute such instruments and documents as Landlord may reasonably require to evidence such ownership by Landlord.
     Section 22.03
          (a) Without limiting Landlord’s rights or Tenant’s obligations in subsection (b), Tenant shall deliver to Landlord within thirty (30) days following Tenant’s receipt of Landlord’s written request (i) to the extent in Tenant’s possession and/or control, a complete listing of all Restaurant Equipment, which may be in electronic format, to the extent not previously delivered to Landlord, and (ii) any fixed asset report relating to the Restaurant Equipment in Tenant’s possession and/or control, to the extent not previously delivered to Landlord; provided that Landlord shall have the right to deliver such request not more than one time in any 12 month period during the Lease Term and provided that Tenant’s delivery of such information in (i) and (ii) shall be without any representation or warranty as to such information’s accuracy or completeness.
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          (b) At any time during the occurrence of any Event of Default, and during the occurrence of any Default caused by the failure of Tenant to pay any amount as and when due from Tenant under the Lease, and within ninety (90) days before the expiration of the Lease Term, Tenant shall deliver to Landlord immediately following Tenant’s receipt of Landlord’s written request (i) to the extent in Tenant’s possession and/or control, a complete listing of all Restaurant Equipment, which may be in electronic format, to the extent not previously delivered to Landlord, and (ii) any fixed asset report relating to the Restaurant Equipment in Tenant’s possession and/or control, to the extent not previously delivered to Landlord; provided that Tenant’s delivery of such information in (i) and (ii) shall be without any representation or warranty as to such information’s accuracy or completeness.
          (c) Without limiting Article XX, at any time during the Lease Term, upon not less than forty-eight hours’ prior written notice to Tenant, Landlord may enter upon the Demised Property at reasonable hours to inspect and inventory the Restaurant Equipment provided that (i) such inspection and inventory shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Property, (ii) Landlord shall have the right to such inspection and inventory not more than one time in any 12 month period during the Lease Term, (iii) at Tenant’s option, such inspection and inventory shall not be conducted during normal business hours and Tenant may provide an escort for Landlord during any such inspection and inventory (provided further that Landlord’s right to such inspection and inventory shall not be subject to the availability or presence of any such escort), and (iv) Landlord shall promptly pay the costs of any damage caused by Landlord and/or its agents to any Restaurant Equipment in connection with such inspection and inventory.
          (d) Without limiting Article XX, at any time during the occurrence of any Event of Default or any Default in connection with any payment due and payable by Tenant under the Lease and within ninety (90) days before the expiration of the Lease Term, Landlord may enter (without any notice) upon the Demised Property to inspect and inventory the Restaurant Equipment; provided that (i) such inspection and inventory shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Property, (ii) at Tenant’s option, such inspection and inventory shall not be conducted during normal business hours and Tenant may provide an escort for Landlord during any such inspection and inventory (provided further that Landlord’s right to such inspection and inventory shall not be subject to the availability or presence of any such escort), and (iii) Landlord shall promptly pay the costs of any damage caused by Landlord and/or its agents to any Restaurant Equipment in connection with such inspection and inventory.
          (e) Tenant shall not commit waste with respect to the Restaurant Equipment located in the Demised Property and shall not remove the Restaurant Equipment from the Demised Property (except to the extent it is replaced by equipment of equal or greater quality and utility). Tenant shall keep the Restaurant Equipment insured and shall be responsible for any casualty or other loss to Restaurant Equipment or occasioned by Restaurant Equipment. Tenant may, from time to time, retire or replace Restaurant Equipment with new items of equipment purchased by Tenant, in which event such replaced equipment shall constitute Restaurant Equipment.
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          (f) Landlord shall execute and deliver a lien waiver agreement in form and substance commercially reasonably satisfactory to Landlord to any lender of the Restaurant Equipment.
          Any Restaurant Equipment remaining on the Demised Property after ten (10) days after the expiration or earlier termination of the Lease Term shall be deemed abandoned and shall become the property of Landlord without payment therefor. Notwithstanding the foregoing, following any Event of Default or expiration of the Lease (including, without limitation, the nonrenewal of the Lease) and subject to the rights of Tenant’s Lender, Landlord shall have the option to purchase any or all the Restaurant Equipment for Fair Market Value (hereinafter defined), which option is assignable by Landlord. Tenant shall deliver the Restaurant Equipment to Landlord unencumbered by any liens. “Fair Market Value” shall be determined by the following procedure upon expiration of the Lease:
     (1) Submission of Fair Market Value. Within fifteen (15) days after the date Landlord delivers notice to Tenant that Landlord will be exercising its option to purchase the Restaurant Equipment (the “Notice Date”), each of Landlord and Tenant shall deliver to the other party its calculation of the Fair Market Value of the Restaurant Equipment.
     (2) Appointment and Qualifications of Appraisers. Within thirty (30) days after the Notice Date, Landlord and Tenant shall each appoint one licensed equipment appraiser who has been active over the previous ten-year (10-year) period in the appraisal of restaurant equipment (each such appraiser chosen pursuant to this subsection (2), an “Appraiser”). Each of Landlord and Tenant shall notify the other party, in writing, of its Appraiser (and the business address thereof) within two (2) business days after the appointment thereof (collectively, the “Appraiser Appointment Notices”). Each of Landlord and Tenant agree that any Appraiser may be (but is not required to be) an appraiser who assisted either party in determining such party’s calculation of the Fair Market Value of the Restaurant Equipment pursuant to subsection (1), above.
     (3) Appointment of Third Appraiser. If each party appoints an Appraiser and notifies the other party in accordance with subsection (2), above, then the two (2) Appraisers shall, within ten (10) days after delivery of the later of the two Appraiser Appointment Notices, agree on and appoint a third Appraiser (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Appraisers chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Appraiser and the business address thereof. If the two (2) Appraisers fail to agree on and appoint a third Appraiser within such ten (10) day period, then either party may elect to have the third Appraiser selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the
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third Appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third Appraiser.
     (4) Appraisers’ Decision. Within thirty (30) days after the appointment of the third Appraiser, each of the three (3) Appraisers shall decide whether the Fair Market Value of the Restaurant Equipment as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the Fair Market Value of the Restaurant Equipment as determined by each such Appraiser. The decision of the majority of the three (3) Appraisers shall be binding on Landlord and Tenant (subject to subsection (5), below). The determination of each Appraiser shall be limited to the sole issue of, and each Appraiser shall have neither the right nor the power to determine any issue other than, whether the Fair Market Value of the Restaurant Equipment as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Fair Market Value of the Restaurant Equipment as determined by each such Appraiser.
     (5) If Only One Appraiser Is Appointed. If either Landlord or Tenant fails to appoint an Appraiser within thirty (30) days after the Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with subsection (2), above, then the Appraiser timely appointed by such other party shall reach a decision regarding whether the Fair Market Value of the Restaurant Equipment as proposed by Landlord or Tenant pursuant to subsection (1), above, is closer to the actual Fair Market Value of the Restaurant Equipment as determined by each such Appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such Appraiser’s appointment. In such event, such Appraiser’s decision shall be binding on Landlord and Tenant.
     (6) Cost of Arbitration. If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Tenant’s proposed Fair Market Value of the Restaurant Equipment is closer to the actual Fair Market Value of the Restaurant Equipment, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that Landlord’s proposed Fair Market Value of the Restaurant Equipment is closer to the actual Fair Market Value of the Restaurant Equipment, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals,
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one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the arbitration procedure set forth in this Section (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
          Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, Fair Market Value shall be reasonably determined by a Qualified Appraiser (as hereinafter defined) selected by Landlord, of the Restaurant Equipment purchased by Landlord pursuant to this Section, less (ii) the cost, as reasonably determined by Landlord, to remove such Restaurant Equipment from the Demised Property, if and to the extent Landlord shall remove such trade fixtures from the Demised Property. As used herein, “Qualified Appraiser” shall mean an independent licensed restaurant equipment appraiser with at least 10 year’s experience in the business of valuation of restaurant equipment on a national basis.
          Notwithstanding anything contained herein to the contrary, the Restaurant Equipment subject to Landlord’s right to purchase for Fair Market Value shall not include any Restaurant Equipment that is marked with or contains protected intellectual property owned by or licensed to Tenant in connection with the operation of a Permitted Restaurant Brand (“Marks”) and where, in Landlord’s and Tenant’s reasonable determination, removal or covering of such Mark would significantly damage such Restaurant Equipment. In addition, if any Restaurant Equipment is marked with or contains any Marks and in Landlord’s and Tenant’s reasonable determination removal or covering of such Mark would not significantly damage such Restaurant Equipment, Landlord shall provide Tenant a reasonable opportunity to remove or cover such Marks before Landlord takes possession of such Restaurant Equipment.
ARTICLE XXIII
END OF TERM
Upon the expiration or earlier termination of the Lease Term, Tenant shall peaceably and quietly quit and surrender the Demised Property, and all Alterations which are then part of the Demised Property, broom clean and in good order and condition, ordinary wear and tear excepted and except as provided in Articles XII and XIII. Tenant shall prior to the end of the Lease Term transfer to Landlord all plans, drawings, other Alteration Information, and technical descriptions of the Demised Property, and shall assign to Landlord all assignable permits, licenses, authorizations and warranties necessary for the operation of the Demised Property (in each case to the extent not previously transferred or assigned to Landlord). Upon the expiration or earlier termination of this Lease Tenant shall have the obligation to remove all Restaurant Equipment, except that Tenant may elect to abandon any trade fixtures or equipment which is attached or connected to the Demised Property. Any such items or other items of Restaurant Equipment or
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personal property which are not removed upon the expiration or earlier termination of this Lease shall be deemed abandoned and may be removed, disposed of or used by Landlord without payment of any compensation to Tenant. This Article XXIII shall survive the expiration or termination of the Lease.
ARTICLE XXIV
HOLDING OVER
     If Tenant holds over in possession after the expiration of the Lease Term, then such holding over shall not be deemed to extend the Lease Term or renew this Lease, but rather the tenancy thereafter shall continue as a tenancy at sufferance pursuant to the terms and conditions herein contained, at One Hundred Fifty percent (150%) of the Base Rent otherwise then applicable (in addition to all Additional Rent); and Tenant shall be responsible for the consequences of any unauthorized holdover and shall indemnify, defend, protect (with counsel selected by Landlord) and hold Landlord Parties wholly free and harmless of, from and against any and all damages, losses, costs, expenses and claims arising therefrom, including reasonable attorneys fees and costs. This Article shall survive expiration or termination of the Lease.
ARTICLE XXV
TENANT ASSIGNMENT AND SUBLETTING
     Section 25.01
          (a) Except as otherwise explicitly provided in this Article, neither Tenant, nor Tenant’s successors or assigns, shall assign in whole or in part, by operation of law or otherwise, this Lease, or sublet the Demised Property, in whole or in part, or permit the Demised Property or any portion of it to be used or occupied by others, or enter into a management contract or other arrangement whereby the Demised Property shall be managed or operated by anyone other than the owner of the Tenant’s leasehold estate, without the prior written consent of Landlord in each instance, such consent not to be unreasonably withheld or conditioned so long as Landlord has received all information reasonably requested. Notwithstanding the foregoing, Tenant may assign or transfer the Lease in its entirety or sublease all or a portion of the Demised Property, with prior written notice to Landlord, but without Landlord’s prior written consent, if such assignment, transfer or sublease is to a Tenant Affiliate (as defined below), in which case neither the Tenant nor the Guarantor shall be released of its obligations under this Lease, provided, however, no consent shall be required only so long as such Tenant Affiliate which holds such interest in this Lease shall remain a Tenant Affiliate. In the event such Tenant Affiliate which holds such interest in the Lease ceases to be a Tenant Affiliate during the Lease Term, then such cessation shall be an automatic Event of Default, subject to the terms of this Lease. “Tenant Affiliate” shall mean any person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with Tenant (for purposes of this section, the term “control,” “controlled by” or “under common control with” means the power, direct or indirect, to direct or cause the direction of the management and policies of Tenant, whether through the ownership of voting stock, by contract, as trustee or executor, or otherwise; provided however, such terms shall not apply to any ownership interest of any entity
LAND AND BUILDING LEASE
(Individual Lease Form)

directly or indirectly owning Buffets Holdings, Inc.). Any disposition of an ownership interest in Tenant, either directly or indirectly, in such a manner that the ultimate beneficial owners of Tenant, through one or more tiers of ownership, transfer “control” of Tenant, shall be deemed to be an assignment of this Lease. Notwithstanding the foregoing, the following may be made with prior written notice to Landlord, but without Landlord’s prior written consent: (i) the sale or transfer of all or any portion of the equity ownership interests of Guarantor (or its parent) or all or substantially all of Guarantor’s (or its parents’) assets, provided that all of Tenant’s obligations hereunder and Guarantor’s obligations under the Guaranty shall be expressly assumed by the entity acquiring all or substantially all of the assets of Guarantor, (ii) an initial public offering (“IPO”) of stock in Guarantor, Buffets Holdings, Inc. and/or any subsidiary of either of them and (iii) the transfer of shares of stock in any entity after its IPO. Provided Tenant remains liable for all its obligations under this Lease, Landlord shall not unreasonably withhold consent to a sublease or an assignment of this Lease for the purposes permitted herein to an individual, partnership or corporation if (i) such individual, partnership or corporation has, in the reasonable opinion of Landlord at least five (5) years experience in managing and operating restaurants, as well as a record of timely payment of obligations and compliance with applicable laws; (ii) such individual, partnership or corporation is commercially and financially sound; (iii) the restaurant use meets the standards and criteria set forth in Article IV, and (iv) in the case of a proposed sublease, the subtenant has delivered to Landlord and any Landlord’s Lender, upon request, a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Landlord and any Landlord’s Lender (to which Tenant shall not be required to be a party to the extent such agreement is also executed by Landlord’s Lender (provided, however, that Tenant may be required to execute a separate instrument evidencing its consent to and agreement with the provisions of such agreement)). Notwithstanding the foregoing, (x) after any such assignment or sublease, Tenant shall remain liable for all its obligations under this Lease, Guarantor shall remain liable under the Guaranty, and Tenant shall execute and deliver to Landlord a guaranty in form and substance reasonably acceptable to both Landlord and Tenant (which shall contain surety and guarantor waivers similar to those contained in the Guaranty), whereby Tenant explicitly guarantees all of the assignee’s or subtenant’s obligations under the Lease, and (y) Landlord may condition its consent to any sublease regarding the Demised Premises upon the sublease containing the following provisions, in form and substance acceptable to Landlord and Landlord’s Lender (collectively, the “Subordination and Attornment Provisions”): (i) that the sublease is subordinate in all respects to the Lease; (ii) that in the event of the cancellation or termination of the Lease for any reason whatsoever or of the surrender of the Lease by operation of law prior to the expiration date of the sublease, subtenant shall make full and complete attornment to Landlord under either the terms of the Lease or the terms of the sublease, in Landlord’s sole and absolute discretion, for the balance of the term of the sublease; (iii) that subtenant waives the provisions of any law then or thereafter in effect which may give subtenant any right of election to terminate the sublease or to surrender possession of the Demised Property in the event any proceeding is brought by Landlord to terminate the Lease; and (iv) that all of t he foregoing provisions in (i) through (iv) are for the benefit of both Tenant and Landlord and Landlord is a third party beneficiary thereof. Notwithstanding the foregoing, Landlord and Tenant agree that upon the request of any subtenant, Landlord or Landlord’s Lender, Landlord, Tenant and such subtenant will execute and deliver to each other a separate subordination, attornment and nondisturbance agreement regarding the sublease, in form and substance reasonably acceptable to all parties thereto.
LAND AND BUILDING LEASE
(Individual Lease Form)

          (b) Tenant shall submit current financial statements of any proposed assignee or sublessee together with Tenant’s request for Landlord’s approval of any proposed assignment or sublease. Tenant shall reimburse Landlord for all reasonable out-of-pocket costs and expenses actually paid by Landlord in connection with any requested assignment or sublease; including, but not limited to, legal expenses in reviewing sublease or assignment documents and in preparing or reviewing consents.
          (c) If this Lease is assigned or transferred, or if all or any part of the Demised Property is sublet or occupied by any party other than Tenant, Landlord may collect rent from the assignee, transferee, subtenant or occupant, and apply the net amount collected to the Rent reserved in this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any covenant or condition of this Lease, or the acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release of Tenant from the performance or further performance by Tenant of its obligations under this Lease. Without limiting the generality of the forgoing, Tenant expressly acknowledges and agrees that in the event of any assignment of this Lease, Tenant shall remain jointly and severally liable with the assignee for all of the obligations under this Lease, and in all other cases of any transfer of Tenant’s interest under this Lease, Tenant shall remain primarily liable for such obligations. Subject to the foregoing, the consent by Landlord to an assignment, transfer, management contract or subletting shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord in each instance to any subsequent similar action that Tenant may intend to take.
     Section 25.02 Upon any sublease or assignment permitted as provided in this Article XXV, Tenant shall deliver to Landlord copies of such sublease agreement or assignment in form and substance reasonably satisfactory to Landlord (including, without limitation, assumption language reasonably satisfactory to Landlord in any assignment agreement) promptly after the execution thereof by Tenant. An assignment made with Landlord’s consent or as otherwise permitted hereunder shall not be effective until Tenant delivers to Landlord an executed counterpart of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, in which the assignee assumes the performance of the obligations of the assignor under this Lease throughout the Lease Term. In no event shall Tenant be entitled to amend, extend or otherwise modify any sublease without the prior written consent of Landlord, which Landlord may withhold in its commercially reasonable discretion.
     Section 25.03 This Lease shall be binding upon, enforceable by, and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.
ARTICLE XXVI
FINANCINGS
     Section 26.01 Except as provided herein, without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease and any and all subleases and similar arrangements shall be subject and subordinate to all ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect Landlord’s interest in the Demised Property, and all amendments thereto, all without the necessity of
LAND AND BUILDING LEASE
(Individual Lease Form)

Tenant’s (or any subtenant’s) executing further instruments to effect subordination. In the event that any mortgage or deed of trust is foreclosed or a deed in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of and on terms acceptable to such successor in interest. So long as no Event of Default exists under this Lease, Tenant’s possession of the Demised Property shall not be disturbed as a result of such foreclosure or deed in lieu of foreclosure. Notwithstanding the foregoing, as of the Commencement Date (or if no mortgages, deeds of trust or other security instruments encumber Landlord’s interest in the Demised Property as of the Commencement Date, then at such time as any such instrument does encumber the Demised Property after the Commencement Date), Landlord, Landlord’s Lender, and Tenant shall execute and deliver to each other a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit G (an “SNDA”). The interest in the Demised Property of any such future ground lessee or lienholder shall have priority over the interest of Tenant in this Lease and in the Demised Property, subject to Landlord, Landlord’s Lender and Tenant entering into a subordination, non-disturbance and attornment agreement reasonably required by Landlord or Landlord’s Lender. Tenant shall execute and deliver to Landlord and Landlord’s Lender, and Tenant shall cause any subtenant to execute and deliver to Landlord and Landlord’s Lender, in each case within five (5) days after Landlord’s written request therefor, an SNDA or other subordination, nondisturbance and attornment agreement reasonably required by Landlord or Landlord’s Lender. If Tenant fails to deliver such SNDA within such 5 day period, then Landlord shall deliver a subsequent written request of such SNDA (the “SNDA Second Request”) and Tenant shall be required to deliver such SNDA within five (5) days after the SNDA Second Request.
          Tenant acknowledges that Landlord must comply with Landlord’s Lender’s requirements to deliver an SNDA and Landlord will suffer damages from Tenant’s failure to deliver the SNDA as and when due. If Tenant fails to deliver the SNDA as and when due, subject to Force Majeure, Tenant shall pay Landlord a fee equal to US$500 for each day that Tenant has failed to deliver the SNDA (the “SNDA Default Fee”). The SNDA Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Lease regarding Tenant’s failure to deliver the SNDA. Tenant’s payment of the SNDA Default Fee does not cure any Default or Event of Default caused by the failure to deliver the SNDA in a timely manner.
     Section 26.02 Subject to the terms of this Article, Landlord agrees that Tenant shall have the right to encumber or hypothecate Tenant’s interest in the leasehold estate created by this Lease. As used in this Article, “Leasehold Mortgage” shall mean any leasehold deed of trust, mortgage, assignment of leases and rents, assignment, security agreement, or other security document securing the applicable financing from Tenant’s lender or Tenant Affiliates’ lender (collectively, “Tenant’s Lender”). Landlord shall not be obligated to subordinate any or all of Landlord’s right, title or interest in and to the Demised Property and this Lease to the lien of any Leasehold Mortgage. A Leasehold Mortgage shall encumber only Tenant’s leasehold interest in the Demised Property, and shall not encumber Landlord’s right, title or interest in the Demised Property. Landlord shall have no liability whatsoever for the payment of any obligation secured by any Leasehold Mortgage or any other provisions of such note or the Leasehold Mortgage or related obligations. Should there be any conflict between the provisions of this Lease and of any
LAND AND BUILDING LEASE
(Individual Lease Form)

Leasehold Mortgage, the provisions of this Lease shall control. No Leasehold Mortgage will be for a term longer than the Original Lease Term or as the Original Lease Term may be extended in accordance with the terms of this Lease. Either prior to or concurrently with the recordation of the Leasehold Mortgage, Tenant shall cause a fully conformed copy thereof and of the financing agreement secured thereby to be delivered to Landlord and Fee Mortgagee, together with a written notice containing the name and post office address of Tenant’s Lender. Without limiting anything contained in this Section, upon written request from Tenant, Landlord agrees to deliver an estoppel certificate in favor of Tenant’s Lender regarding this Lease, in form and substance reasonably acceptable to Landlord and Tenant’s Lender. Tenant agrees that a condition precedent to its granting a Leasehold Mortgage to any Tenant’s Lender shall be the execution and delivery by such Tenant’s Lender to Landlord and Landlord’s Lender of a subordination, non-disturbance and attornment agreement, in form and substance reasonably acceptable to Landlord and Fee Mortgagee, which shall provide, without limitation, that upon a default under the Leasehold Mortgages, Tenant’s Lender may foreclose only on the Lease as an entirety, applicable to all, but not less than all (even if otherwise possible under applicable law) of the Demised Property. If Landlord obtains financing secured by mortgages, deeds of trust or other security instruments encumbering Landlord’s interest in the Demised Property (the “Fee Mortgages”) as of the Commencement Date, then Tenant shall not record a Leasehold Mortgage until after the recordation of the Fee Mortgages. However, if Landlord does not obtain financing secured by Fee Mortgages as of the Commencement Date, Tenant shall be permitted to record the Leasehold Mortgages prior to the Fee Mortgages so long as Tenant has otherwise satisfied the requirements under this Section. A Leasehold Mortgage shall be, and hereafter shall continue at all times to be, subject to each and all of the covenants, conditions and restrictions set forth in the Lease, and junior, subject and subordinate, in each and every respect, to all rights and interests of any Fee Mortgagee (as defined below) now or hereafter affecting the Demised Property. If Landlord delivers to Tenant a Default notice under this Lease, Landlord shall notify any Tenant’s Lender (without any liability for failure to provide such notification) who has given Landlord a prior written request for such notice of such Default by sending a copy of the Default notice to Tenant’s Lender, and Landlord shall recognize and accept the performance of any obligation of Tenant hereunder by Tenant’s Lender (provided said performance occurs within the same cure periods as provided to Tenant under the Lease); provided, however that nothing contained herein shall obligate Tenant’s Lender to take any such actions. As used herein, “Fee Mortgagee” means any mortgagee or Landlord’s Lender (and its successors and assigns) under any Fee Mortgage.
Any act by Tenant or Tenant’s Lender in violation of this Section 26.02 shall be null and void and of no force or effect. This Section shall survive termination of the Lease.
LAND AND BUILDING LEASE
(Individual Lease Form)

ARTICLE XXVII
INTENTIONALLY DELETED
ARTICLE XXVIII
CERTIFICATES
     Section 28.01
          (a) Tenant or Landlord, as applicable (the Certifying Party”) shall, without charge, at any time and from time to time, within five (5) days after requested in writing by the other party (the “Requesting Party”), deliver a written instrument (the “Estoppel Certificate”) to the Requesting Party or any other person, firm or corporation specified by the Requesting Party, duly executed and acknowledged, certifying such information as is reasonably requested by the Requesting Party, which may include confirmation that:
               (i) This Lease is unmodified and in full force and effect, or if there has been any modification, that the Lease is in full force and effect as modified and stating any such modification;
               (ii) Whether or not there are then existing, to the actual knowledge of the executing officer, any defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Lease upon the part of the Certifying Party to be performed or complied with, and, if so, specifying same (including, without limitation, whether the Certifying Party knows or does not know of any default by the Requesting Party in the Requesting Party’s performance of all agreements, terms, covenants and conditions to be performed by the Requesting Party, and if such default does exist, specifying same);
               (iii) The amounts and dates to which the Base Rent and Additional Rent and any and all other charges due by Tenant hereunder have been paid, the amounts of any and all outstanding balances of such items, if any, known to the Certifying Party; and
               (iv) such other accurate statements as may be reasonably requested by the Requesting Party.
If the Certifying Party fails to deliver such Estoppel Certificate within such 5 day period, then the Requesting Party shall deliver a subsequent written request of such Estoppel Certificate (the “Estoppel Certificate Second Request”) and the Certifying Party shall be required to deliver such Estoppel Certificate within five (5) days after the Estoppel Certificate Second Request.
          (b) Tenant’s failure to so deliver said Estoppel Certificate shall be deemed conclusive against Tenant as to the truthfulness of the items stated in Landlord’s request. Delivery of a completed Estoppel Certificate in substantially the form as set forth on Exhibit B attached hereto (“Estoppel Certificate”) shall satisfy the requirements of this Section.
LAND AND BUILDING LEASE
(Individual Lease Form)

          (c) Tenant acknowledges that Landlord must comply with Landlord’s Lender’s requirements to deliver an Estoppel Certificate and Landlord will suffer damages from Tenant’s failure to deliver the Estoppel Certificate as and when due. If Tenant fails to deliver the Estoppel Certificate as and when due, subject to Force Majeure, Tenant shall pay Landlord a fee equal to US$500 for each day that Tenant has failed to deliver the Estoppel Certificate (the “Estoppel Certificate Default Fee”). The Estoppel Certificate Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Lease regarding Tenant’s failure to deliver the Estoppel Certificate. Tenant’s payment of the Estoppel Certificate Default Fee does not cure any Default or Event of Default caused by the failure to deliver the Estoppel Certificate in a timely manner.
ARTICLE XXIX
RELATIONSHIP OF PARTIES
          Nothing contained in this Lease shall be construed to create the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.
ARTICLE XXX
RECORDING
          Neither Landlord nor Tenant shall record this Lease; however, upon the request of either party hereto, the other party shall join in the execution and recordation of a memorandum of lease (or other document that serves the same purpose) in a form substantially similar to the form attached hereto as Exhibit C or a substantially equivalent form complying with state-specific recording requirements (collectively, the “Memoranda” and each individually a “Memorandum”). Each Memorandum shall describe the parties, the relevant Demised Property, the term of this Lease, any special provisions other than those pertaining to Rent and shall incorporate this Lease by reference. Tenant shall pay all costs charged or collected by the county recorders and other appropriate government offices to record the Memoranda.
ARTICLE XXXI
CAPTIONS AND SECTION NUMBERS
          The captions, section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles nor in any way affect this Lease.
ARTICLE XXXII
APPLICABLE LAW; WAIVER OF JURY TRIAL
          This Lease shall be governed by, and construed in accordance with the laws of the State of New York without regard to conflicts of law principles; provided, however, that any
LAND AND BUILDING LEASE
(Individual Lease Form)

forcible entry and detainer action or similar proceeding shall be governed by the laws of the state in which the Real Property is located. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.
          LANDLORD AND TENANT HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH THE DEMISED PROPERTY IS LOCATED AND EACH IRREVOCABLY AGREES THAT (EXCEPT FOR FORCIBLE ENTRY AND DETAINER ACTIONS OR SIMILAR ACTIONS) ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LEASE SHALL BE LITIGATED IN SUCH COURTS. TENANT ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE DEMISED PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LEASE.
          EACH OF LANDLORD AND TENANT, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS LEASE. TENANT ACKNOWLEDGES THAT THE PROVISIONS OF THIS ARTICLE ARE A MATERIAL INDUCEMENT TO LANDLORD’S ENTERING INTO THE LEASE.
ARTICLE XXXIII
ENTIRE AGREEMENT
          This Lease and the Exhibits attached hereto, all of which form a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Property, and there are no covenants, promises, agreements, conditions or understandings heretofore made, either oral or written, between them other than as herein set forth. No modification, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.
ARTICLE XXXIV
LIABILITY OF PARTIES
     Section 34.01 The obligations of Landlord under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Tenant shall look solely to the Demised Property and the proceeds
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(Individual Lease Form)

therefrom for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from future performance subsequently arising under this Lease and from all liabilities and expenses hereunder.
     Section 34.02 The obligations of Tenant under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant. Landlord shall not seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant, except pursuant to the Guaranty. If more than one person or entity is named as Tenant hereunder, the obligations under this Lease of all such persons and entities as Tenant shall be joint and several.
ARTICLE XXXV
ATTORNEYS’ FEES
          If any legal action should be commenced in any court regarding any dispute arising between the parties hereto, or their successors and assigns, concerning any provision of this Lease or the rights and duties of any person in relation thereto, then the prevailing party therein shall be entitled to collect its reasonable expenses, attorneys’ fees and court costs, including the same on appeal. As used herein, the term “prevailing party” means the party who, in light of the claims, causes of action, and defenses asserted, is afforded greater relief.
ARTICLE XXXVI
TIME OF THE ESSENCE; SURVIVAL
     Time is of the essence of every provision of this Lease. Any provision of this Lease explicitly providing for the performance by Tenant of obligations upon or after the expiration or termination of this Lease shall survive any such expiration or termination.
ARTICLE XXXVII
ENVIRONMENTAL
     Section 37.01
          (a) For the purpose of this Lease, the following definitions pertaining to environmental matters shall apply:
     “De Minimis Amounts” means, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or release of which does not constitute a violation of, or require regulation or remediation under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar business located in the states in which the relevant Demised Property is located.
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     “Environmental Conditions” means the conditions of “Environmental Media” (as defined below), and the conditions of any part of the Demised Property, including but not limited to building materials, which affect or may affect Environmental Media.
     “Environmental Laws” shall mean any federal, state or local law, statute, ordinance, permit condition or regulation pertaining to occupational health and safety, natural resources or environmental protection, including, without limitation: (1) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.? 9601 et seq. as amended (“CERCLA”), the Solid Waste Disposal Act, 42 U.S.C.? 6901 et seq. as amended (“RCRA”), the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, as amended, 33 U.S.C. 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 USC 7401 et seq.; the National Environmental Policy Act of 1970, as amended, 42 USC 4321 et seq.; the Rivers and Harbors Act of 1899, as amended, 33 USC 401 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq. the Endangered Species Act of 1973, as amended, 16 U.S.C. 1531, et seq.; the Occupational Safety and Health Act of 1970, as amended 29 U.S.C. 651, et seq.; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq. as amended, and all regulations, published governmental policies, and administrative or judicial orders promulgated under or implementing or enforcing said laws; (2) all state or local laws which implement the foregoing federal laws or which pertain to occupational health and safety, natural resources or environmental protection: all as amended from time to time, and all regulations, published governmental policies, and administrative or judicial orders promulgated under the foregoing laws that are legally binding and; (3) all federal and state common law, including but not limited to the common law of public or private nuisance, trespass, negligence or strict liability, where such common law pertains to occupational health and safety, natural resources, or environmental protection and all legally binding judicial orders promulgated under said laws.
     “Environmental Media” means soil, fill material, or other geologic materials at all depths, groundwater at all depths, surface water including storm water and sewerage, indoor and outdoor air, and all living organisms, including without limitation all animals and plants, whether such Environmental Media are located on or off the Demised Property.
     “Hazardous Materials” means any ignitable, reactive, explosive, corrosive, carcinogenic, mutagenic, toxic or radioactive material, whether virgin material, secondary material, by-product, waste or recycled material, defined, regulated or designated as a contaminant, pollutant, hazardous or toxic substance, material, waste, contaminant or pollutant under any Environmental Laws presently in effect or as amended or promulgated in the future, and shall specifically include, without limitation: (a) those materials included within the definitions of “hazardous substances,” “extremely hazardous substances,” “hazardous materials,” “toxic substances” “toxic pollutants,” “hazardous air pollutants” “toxic air contaminants,” “solid waste,” “hazardous waste,” “pollutants,” contaminants” or similar categories under any Environmental Laws; and (b) specifically including, without limitation, any material, waste or substance which contains: (i)
LAND AND BUILDING LEASE
(Individual Lease Form)

petroleum or petroleum derivatives byproducts, including crude oil and any fraction thereof and waste oil; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) formaldehyde; and/or (v) radon.
     “Release” means any active or passive spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into any Environmental Media. For the purposes of this Lease, “Release” also includes any threatened Release.
     “Remedial Activities” means any investigation, work plan preparation removal, repair, cleanup, abatement, remediation, monitored natural attenuation, natural resource damage assessment and restoration, closure, post-closure, detoxification or remedial activity of any kind whatsoever necessary to address Environmental Conditions.
     “Unreimbursed Costs” means any fees or other costs which are not reimbursed or subject to reimbursement pursuant to applicable law or regulations, insurance, contractual indemnities or any other means.
     “Use” means the receipt, handling, generation, storage, treatment, recycling, disposal, transfer, transportation, introduction, or incorporation into, on, about, under or from the Demised Property.
          (b) Tenant acknowledges that Landlord makes no warranties or representations of any kind, or in any manner or in any form whatsoever, as to the status of Environmental Conditions or Hazardous Materials at the Demised Property. Tenant will conduct at its own expense any investigations regarding Environmental Conditions of the Demised Property in order to satisfy itself as to the absence or existence of Hazardous Materials contamination of the Demised Property.
     Section 37.02 From and after the Commencement Date, Tenant shall not be entitled to the Use of any Hazardous Materials at the Demised Property other than De Minimis Amounts, unless performed in compliance in all material respects with all Environmental Laws and any other applicable local, state and federal statutes, orders, ordinances, rules and regulations. Tenant shall be prohibited from conducting or allowing the Release of Hazardous Materials onto, on, about, under or from the Demised Property, the exception being sewer or other permitted discharges or Releases or other De Minimis Amounts, in compliance in all material respects with all Environmental Laws. From and after the date of this Lease, Tenant covenants to, and shall, undertake all Remedial Activities required by Environmental Laws or otherwise necessary or appropriate to preserve the value of the Demised Property or to protect the public health to address any Use or Release of Hazardous Materials after the date of this Lease, caused by Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (“Other Parties”), or otherwise adversely affecting the Demised Property at Tenant’s sole cost and expense, and shall give prompt written notice of same to Landlord. If any Remedial Activities are required by Environmental Laws to be performed at any location other than the Demised Property, Tenant shall use its best efforts to obtain any required access agreements from third parties.
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     Section 37.03 In addition to any other obligation herein, Tenant shall defend, indemnify and hold Landlord Parties free and harmless from any and all claims, losses, liabilities and other obligations of any kind whatsoever that may be made against or incurred by Landlord Parties in connection with (i) the violation of any Environmental Law by Tenant (other than known environmental problems specifically identified in the Environmental Reports), or (ii) Hazardous Materials or Environmental Conditions at, on, under, about or from the Demised Property during the Lease Term (and in the event of any holding over by Tenant, during any period which Tenant occupies the Demised Property), including without limitation any and all costs and fees of attorneys or experts incurred by Landlord in defending against same except to the extent that such Release is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction. This and any other right of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and/or Fee Mortgagees and their respective successors and assigns as third party beneficiaries.
     Section 37.04 Tenant shall promptly inform Landlord in writing of (i) any and all material enforcement actions or initiation of Remedial Activities (where no Remedial Activities are currently being conducted) or other governmental or regulatory enforcement or remedial actions (excluding routine actions such as permit renewals) instituted, completed or threatened pursuant to any Environmental Laws affecting the Demised Property; (ii) all claims made or threatened by any third person against Tenant or the Demised Property relating in any way whatsoever to Hazardous Materials or Environmental Conditions (the matters set forth in clauses (i) and (ii) are hereinafter referred to as “Environmental Claims”); (iii) Tenant’s knowledge of any material Release of Hazardous Materials at, on, in, under to or from the Demised Property or on, in or under any adjoining property. Tenant shall also supply to Landlord promptly after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other communications relating in any way to the matters described in this Section.
     Section 37.05 In addition to any other obligations herein, Tenant shall be solely responsible for and shall indemnify and hold harmless all Landlord Parties from and against any and all private or governmental claims, lawsuits, administrative proceedings, judgments, penalties, fines, proceedings, loss, damage, cost, expense or liability arising out of or associated with Tenant’s Use or the presence of Hazardous Materials or Release of Hazardous Materials at, on, under, about or from the Demised Property during the Lease Term (and in the event of any holding over by Tenant, during any period which Tenant occupies the Demised Property) except to the extent that such Release is attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment which such Landlord Party elects not to appeal) by a court of competent jurisdiction. Tenant’s indemnity and release includes, without limitation: (i) such costs associated with Remedial Activities, including all necessary plans and reports, incurred by the U.S. Environmental Protection Agency, or any other federal, state or local governmental agency or entity or by any other person, incurred pursuant to the CERCLA, RCRA, or any other applicable Environmental Laws; (ii) any such oversight charges, fines, damages or penalties arising from the presence or Release of Hazardous Materials, and any related Remedial Activities, incurred pursuant to the
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provisions of CERCLA, RCRA, or any other applicable Environmental Laws; (iii) any such liability to third parties arising out of the presence or Release of Hazardous Materials for personal injury, bodily injury, or property damage arising under any statutory or common law theory, including damages assessed for the maintenance of a public or private nuisance, the costs of Remedial Activities, or for the carrying on of an abnormally dangerous activity; (iv) all such direct or indirect compensatory, consequential, or punitive damages arising out of any claim based on the presence or such Release of Hazardous Materials or damage or threatened damage to Environmental Conditions; (v) any and all reasonable costs, fees and expenses of attorneys, consultants and experts incurred or sustained in making any investigation on account of any claim, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom, or in enforcing any of the agreements herein contained; (vi) Rent during any period of Remedial Activities equal to the Base Rent then in effect, or if the Lease has terminated, the Base Rent that was in effect on the Termination Date; and (vii) any action or omission or use of the Demised Property by any subtenant. The foregoing indemnity shall apply to Tenant’s Use of Hazardous Materials irrespective of whether any of Tenant’s activities were or will be undertaken in accordance with Environmental Laws or other applicable laws, regulations, codes and ordinances. This indemnity is intended to be operable under 42 U.S.C. 9607(e)(1). Tenant specifically agrees that it shall not sue or seek contribution from the Landlord Parties or any successors or assigns thereof for any matter for which Tenant is obligated to provide indemnification under this Section. All reasonable costs and expenses incurred by Landlord for which Tenant is obligated to indemnify Landlord under this Section shall be repaid promptly by Tenant to Landlord. This Section shall survive termination of the Lease.
ARTICLE XXXVIII
LANDLORD ASSIGNMENT
     Section 38.01 This Lease shall be fully assignable by the Landlord or its successors and/or assigns, in whole or in part, subject to the terms of Article XXXIV and this Article. In addition, Tenant agrees to cooperate reasonably with Landlord in connection with any such sale or assignment (including, without limitation, agreeing to change the method of payment of Rent if required by Landlord’s assignee).
     Section 38.02 Landlord and Tenant agree that this Lease constitutes a true lease and not a financing or other form of transaction. In furtherance of the foregoing, Landlord and Tenant each waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waive any claim or defense which asserts that the Lease is anything other than a true lease. Landlord and Tenant covenant and agree that they will not assert that this Lease is anything but a true lease. Landlord and Tenant each stipulate and agree not to challenge the validity, enforceability or characterization of the Lease of the Demised Properties as a true lease and further stipulate and agree that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Landlord and Tenant each shall support the intent of the parties that the Lease of the Demised Properties pursuant to this Lease is a true lease and does not create a joint venture, partnership
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(either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. Tenant believes that this Lease will be treated as an operating lease rather than a capital lease. Landlord will claim all depreciation with respect to the Demised Properties.
ARTICLE XXXIX
REPLACEMENTS
     Section 39.01 Property Replacements. If at any time Tenant intends to discontinue the operation of a Permitted Restaurant Brand (hereinafter defined) restaurant at the Demised Property, Tenant may propose to Landlord that Tenant substitute a tract of real property on which Tenant operates another Permitted Restaurant Brand restaurant (a “Replacement Property”) for the Demised Property (each, a “Replaced Property”). A Permitted Restaurant Brand shall mean a Ryan’s Steakhouse restaurant, Fire Mountain Steakhouse restaurant, Old Country Buffet restaurant, Hometown Buffet restaurant, Country Buffet restaurant, JJ North restaurant, or another brand reasonably acceptable to Landlord, including without limitation, a brand newly acquired or created by Tenant under which at least 50 separate locations utilize as their principal identification. Tenant shall submit for Landlord’s review evidence of the fair market value of the proposed Replacement Property satisfactory to Landlord and any Landlord’s Lender and compliant with Landlord’s Lender’s regulatory requirements, as well as current survey, current environmental report, records of any administrative proceedings or environmental claims involving the proposed Replacement Property, current title report and profit/loss statements, if available, for the previous two (2) years of the Replacement Property and similar data with respect thereto, as well as evidence of the fair market value of the proposed Replaced Property satisfactory to Landlord and any Landlord’s Lender and compliant with Landlord’s Lender’s regulatory requirements, and other information with respect to the Replaced Property as Landlord and Landlord’s Lender may request. Provided that (a) the Replacement Property has equivalent or greater fair market value and equivalent or stronger financial operating history than the Replaced Property, each as determined by Landlord in its reasonable discretion, (b) the Replacement Property is located within the same geographical area (and (i) is in a portion of such geographical area with equivalent or better customer demographics and equivalent or less business competition, and (ii) has equivalent or better traffic flows) as the Replaced Property, each as determined in Landlord’s sole good faith discretion, (c) the Replacement Property has no material title or environmental defects, and has no other material liability substantially greater than the Replaced Property on the date of the applicable substitution, all in Landlord’s sole good faith discretion, (d) Tenant has satisfied such other conditions as Landlord or Landlord’s Lenders may impose in their sole discretion, (e) Landlord and Landlord’s Lenders, in their sole discretion, otherwise approve the substitution and (f) such substitution does not violate any, and is in compliance with all the provisions of the federal income tax law relating to “real estate mortgage investment conduits” (“REMICs”), which appear in Sections 860A through 860G of the Internal Revenue Code of 1986, as amended from time to time, then Landlord, within thirty (30) days after the submission of all reports and other information required hereunder (such thirty (30) day period is referred to in this Article as the “Consideration Period”), shall approve the substitution of the Replacement Property for the Replaced Property. Subject to the foregoing, in the event that Landlord fails to approve the
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proposed substitution, Landlord shall deliver to Tenant a written notice within ten (10) days following the expiration of the Consideration Period, disapproving the proposed substitution and describing which of Landlord’s and/or Landlord’s Lenders’ conditions have not been satisfied. In the event of any such disapproval, Tenant shall have an additional thirty (30) day period from and after the date Landlord’s disapproval notice is delivered to Tenant to submit any additional information to Landlord regarding satisfaction of the foregoing conditions. In the event all the foregoing conditions are still not satisfied, then Landlord shall deliver to Tenant a second written notice within ten (10) days following the expiration of such thirty (30) day period disapproving the proposed substitution and describing which of said conditions have not been satisfied. If all other conditions set forth above regarding the proposed substitution have been satisfied except that Landlord believes that the Replacement Property does not have equivalent or greater fair market value to the Replaced Property, then Tenant may, by written notice delivered to Landlord within ten (10) days after Landlord delivers to Tenant Landlord’s second written notice of Landlord’s disapproval of the proposed substitution, invoke the following arbitration procedure to determine whether the Replacement Property has an equivalent or greater fair market value to the Replaced Property (the date when such Tenant’s notice invoking the arbitration is delivered to Landlord is referred to herein as the “Tenant Notice Date”).
               (1) Submission of Proposed Value. Within fifteen (15) days after the Tenant Notice Date, (a) Landlord shall deliver to Tenant an MAI fair market value appraisal for each of the Replacement Property and the Replaced Property supporting its assertion that the fair market value of the Replacement Property is less than the fair market value of the Replaced Property, and (b) Tenant shall deliver to Landlord an MAI fair market value appraisal for each of the Replacement Property and the Replaced Property supporting its assertion that the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property.
               (2) Appointment and Qualifications of Appraiser. Within thirty (30) days after the Tenant Notice Date, Landlord and Tenant shall each appoint one licensed real estate appraiser who has been active over the previous ten-year (10-year) period in the appraisal of single tenant restaurants within the county in which the applicable Replacement Property is located (each such appraiser chosen pursuant to this subsection (2), an “Appraiser”). Each of Landlord and Tenant shall notify the other party, in writing, of its Appraiser (and the business address thereof) within two (2) business days after the appointment thereof (collectively, the “Appraiser Appointment Notices”). Each of Landlord and Tenant agree that any Appraiser may be (but is not required to be) an appraiser who prepared one or both of the fair market value appraisals delivered by Landlord and Tenant pursuant to subsection (1), above.
               (3) Appointment of Third Appraiser. If each party appoints an Appraiser and notifies the other party in accordance with subsection (2), above, then the two (2) Appraisers shall, within ten (10) days after delivery of the later of the two Appraiser Appointment Notices, agree on and appoint a third Appraiser (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Appraisers chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Appraiser and the business address thereof.
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If the two (2) Appraisers fail to agree on and appoint a third Appraiser within such ten (10) day period, then either party may elect to have the third Appraiser selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third Appraiser and the parties shall cooperate reasonably with each other and the AAA (including, without limitation, by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third Appraiser.
               (4) Appraisers’ Decision. Within thirty (30) days after the appointment of the third Appraiser, the three (3) Appraisers shall decide whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property and shall notify Landlord and Tenant in writing of each Appraiser’s decision. The decision of the majority of the three (3) Appraisers shall be binding on Landlord and Tenant (subject to subsection (5), below) and if Tenant is the “Prevailing Party” (as defined in subsection (6), below), then the Replacement Property shall be deemed approved by Landlord. The determination of each Appraiser shall be limited to the sole issue of, and each Appraiser shall have neither the right nor the power to determine any issue other than, whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, as determined by such Appraiser.
               (5) If Only One Appraiser Is Appointed. If either Landlord or Tenant fails to appoint an Appraiser within thirty (30) days after the Tenant Notice Date or fails to deliver an Appraiser Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Appraiser within such thirty (30) day period and delivers an Appraiser Appointment Notice in accordance with subsection (2), above, then the Appraiser timely appointed by such other party shall reach a decision regarding whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, as determined by such Appraiser, and notify Landlord and Tenant of that decision within thirty (30) days after such Appraiser’s appointment. In such event, such Appraiser’s decision shall be binding on Landlord and Tenant.
               (6) Cost of Arbitration. If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, then Landlord shall be deemed the “Losing Party” and Tenant shall be deemed the “Prevailing Party.” If the Appraisers (or Appraiser, pursuant to subsection (5), above) determine that the fair market value of the Replacement Property is less than the fair market value of the Replaced Property, then Tenant shall be deemed the “Losing Party” and Landlord shall be deemed the “Prevailing Party.” Each party shall initially pay the fees and expenses of its legal counsel, appointed appraiser, appraisals, one-half of the fees of the third appraiser, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Prevailing Party for all costs of the arbitration paid by the Prevailing Party promptly upon the completion of the
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arbitration procedure set forth in this Section (including fees and expenses of the Prevailing Party’s legal counsel, appointed appraiser, appraisals, and its one-half share of the fees of the third appraiser, and the AAA (if applicable)).
          In the event Landlord agrees to the substitution of the Replacement Property for the Replaced Property, Tenant shall execute and deliver to Landlord such instruments and documents as Landlord shall reasonably require in connection therewith, including without limitation a special warranty or similar deed and an amendment to this Lease, and Landlord shall convey the Replaced Property to Tenant (or Tenant’s designee) as is, with all faults, without any express or implied warranties. Tenant shall pay all expenses incurred by Landlord pursuant to this Section, including without limitation, Landlord’s, Landlord’s Affiliates and Landlord’s Lenders’ legal fees and expenses, and the costs of any title policies (owner’s and/or lender’s) on the Replacement Property, and Tenant shall be responsible for all Rent (including real property taxes) on the Replaced Property up to the date of transfer.
ARTICLE XL
GUARANTY
          Guarantor shall guaranty Tenant’s obligations under this Lease pursuant to the Guaranty Agreement substantially in the form of Exhibit E, executed and delivered to Landlord as of the Commencement Date (the “Guaranty”).
ARTICLE XLI
LANDLORD’S RIGHTS UNDER LEASE
          Any and all rights of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and/or any Fee Mortgagees and their respective successors and assigns as third party beneficiaries.
ARTICLE XLII
PATRIOT ACT
          Section 42.01 Tenant represents and warrants that none of Tenant, or Guarantor, their respective officers and directors, and their respective direct or indirect owners regardless of the number of tiers of ownership (each such owner, a “Beneficial Owner”) (a) is a Person (as defined below) whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (c) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. If Tenant shall at any time determine that an officer, director or Beneficial Owner of Tenant is or has become subject to Executive
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Order 13224 or is a Person listed on the list referenced in foregoing clause (c) or subject to the limitations or prohibitions referenced in such clause, Tenant will take such steps as a result of such determination as may be required by applicable law. As used in this Article, “Person” means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, or any other entity, any government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
     Section 42.02 Tenant represents and warrants that each of Tenant and Guarantor is in compliance with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001), and each of the officers, directors and Beneficial Owners of Tenant and Guarantor is in compliance with such statutes, enabling legislation or executive orders to the extent applicable to such Persons.
ARTICLE XLIII
LIQUOR PROVISIONS
          Landlord may require Tenant to obtain Commercial General Liability insurance regarding liquor liability (in amounts and otherwise consistent with the requirements set forth in Article XI) for any sites that serve liquor or other alcoholic beverages, and in connection with any repossession of the Demised Property pursuant to Article XVI, Tenant (on behalf of itself and any affiliate of Tenant holding a liquor license with respect to the Demised Property) shall, at no cost and expense to Tenant, provide reasonable cooperation in transferring any liquor license to Landlord, or in assisting Landlord in obtaining a liquor license where necessary or advisable.
ARTICLE XLIV
ADDENDA
          The following exhibits and schedule have been agreed to by the parties and attached hereto or initialed by the parties prior to the execution hereof, it being the intention of the parties that they shall become a binding part of this Lease as if fully set forth herein.

Exhibit A	Location/Address/Legal Descriptions of Real Property

Exhibit B	Form of Tenant’s Estoppel Certificate

Exhibit C	Form of Memorandum of Lease

Exhibit D	Intentionally Deleted

Exhibit E	Intentionally Deleted

Exhibit F	Form of Guaranty
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Exhibit G	Form of SNDA

Exhibit H	Form of Alabama Broker’s Lien Affidavit

Schedule 1	Restaurant Equipment

Schedule 2	Environmental Reports
ARTICLE XLV
COUNTERPARTS
          This Lease may be executed in counterparts and shall be binding on all the parties hereto as if one document had been signed. The delivery of an executed copy of this Lease by facsimile transmission shall have the same force and effect as the delivery of the original, signed copy of this Lease.
ARTICLE XLVI
STATE SPECIFIC PROVISIONS
     Section 46.01 Missouri. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Missouri govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Missouri:
          (a) THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.
     Section 46.02 Texas. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Texas govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Texas:
          (a) Landlord and Tenant acknowledge and agree that Landlord and Tenant are knowledgeable and experienced in commercial transactions. Landlord and Tenant acknowledge and agree that each provision of this Lease for determining Base Rent, Additional Rent and other charges and amounts payable by Tenant under this Lease (i) constitutes a “method by which the charge is to be computed” for purposes of Section 93.012 of the Texas Property Code, and (ii) is commercially reasonable and valid even though such methods may not state a precise mathematical formula for determining such charges, as to each such charge or amount. ACCORDINGLY, TENANT VOLUNTARILY AND KNOWINGLY WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS AND BENEFITS OF TENANT UNDER SECTION 93.012 OF THE TEXAS PROPERTY CODE.
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          (b) The following is hereby added to the end of subsection 3.03(b):
     “Tenant hereby waives any right it may have under Section 41.413 of the Texas Tax Code to protest the appraised value of all or any portion of the Demised Properties, and any right it may have under Section 42.015 of the Texas Tax Code to appeal an order of the appraisal review board with respect to all or any portion of the Demised Properties. Tenant agrees that Landlord shall have the sole right to protest any appraisals of the Demised Properties. Tenant also hereby waives any right it may have to receive a copy of any notice received by Landlord of reappraisal of all or any portion of the Demised Properties, including without limitation any notice required under Section 41.413(d) of the Texas Tax Code. Tenant agrees that Landlord shall not be liable to Tenant for any damages for Landlord’s failure to send to Tenant a copy of any notice of reappraisal concerning the Demised Properties, irrespective of any obligation under applicable law of Landlord to provide such notice. Notwithstanding the foregoing, if Tenant protests, challenges or appeals any valuation for property tax purposes of all or any portion of the Demised Properties, and such valuation increases from the value protested, appealed or challenged, Tenant agrees to indemnify Landlord on an after-tax basis for any property taxes due as a result of such increase.”
          (c) Article VIII is hereby amended by inserting the words “and the Texas Accessibilities Act,” after the phrase “all Environmental Laws and the American With Disabilities Act,” in the first sentence thereof.
          (d) Section 10.02 of this Lease is hereby deleted and replaced with the following:
     “IN ADDITION TO ANY AND ALL OTHER OBLIGATIONS OF TENANT UNDER THIS LEASE (INCLUDING WITHOUT LIMITATION UNDER ANY INDEMNITY OR SIMILAR PROVISION SET FORTH HEREIN), TO THE EXTENT PERMITTED BY LAW TENANT HEREBY FULLY AND FOREVER RELEASES, DISCHARGES, ACQUITS, INDEMNIFIES, PROTECTS, AND AGREES TO DEFEND (WITH COUNSEL SELECTED BY TENANT AND APPROVED BY LANDLORD (OR LANDLORD’S LENDERS), SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD, DELAYED OR CONDITIONED) AND HOLD ALL LANDLORD PARTIES WHOLLY FREE AND HARMLESS OF, FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING WITHOUT LIMITATION, SUBJECT TO THE TERMS OF THIS SECTION, DIMINUTION IN THE VALUE OF THE DEMISED PROPERTIES, NORMAL WEAR AND TEAR EXCEPTED), CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, SETTLEMENTS, OBLIGATIONS, LIABILITIES, COSTS, PENALTIES, FINES, DAMAGES, INJURY,
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JUDGMENTS, FORFEITURE, OR EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS’, CONSULTANT, TESTING AND INVESTIGATION AND EXPERT FEES AND COURT COSTS), WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED: (A) ARISING OUT OF OR IN ANY WAY RELATED TO OR RESULTING DIRECTLY OR INDIRECTLY FROM: (I) THE USE, OCCUPANCY OR ACTIVITIES OF TENANT, ITS SUBTENANTS, AGENTS, EMPLOYEES, CONTRACTORS OR INVITEES IN OR ABOUT THE DEMISED PROPERTIES; (II) ANY FAILURE ON THE PART OF TENANT TO COMPLY WITH ANY APPLICABLE LAW, CODE OR REGULATION, INCLUDING WITHOUT LIMITATION ALL ENVIRONMENTAL LAWS; (III) ANY DEFAULT UNDER THIS LEASE OR ANY BREACH OR DEFAULT BY TENANT UNDER ANY OTHER TRANSACTION DOCUMENT (AS DEFINED BELOW) (INCLUDING WITHOUT LIMITATION AS A RESULT OF ANY TERMINATION BY LANDLORD, FOLLOWING AN EVENT OF DEFAULT, OF ANY SUBLEASE, LICENSE, CONCESSION, OR OTHER CONSENSUAL ARRANGEMENT FOR POSSESSION ENTERED INTO BY TENANT AND AFFECTING ANY OF THE DEMISED PROPERTIES PURSUANT TO SECTION 16.07); (IV) ANY OTHER LOSS, INJURY OR DAMAGE DESCRIBED IN SECTION 10.01 ABOVE; (V) IN CONNECTION WITH MOLD AT ANY DEMISED PROPERTY; (VI) WORK OR LABOR PERFORMED, MATERIALS OR SUPPLIES FURNISHED TO OR AT THE REQUEST OF TENANT OR IN CONNECTION WITH OBLIGATIONS INCURRED BY OR PERFORMANCE OF ANY WORK DONE FOR THE ACCOUNT OF TENANT IN, ON OR ABOUT THE DEMISED PROPERTIES; AND (B) ARISING OUT OF OR IN ANY WAY RELATED TO OR RESULTING DIRECTLY OR INDIRECTLY FROM THE PRESENCE OR “RELEASE” (AS DEFINED IN ARTICLE XXXVII) AT, ON, UNDER, TO OR FROM THE DEMISED PROPERTIES OF HAZARDOUS MATERIALS, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT) OF LANDLORD PARTIES. ALL OF THE PERSONAL OR ANY OTHER PROPERTY OF TENANT KEPT OR STORED AT, ON OR ABOUT THE DEMISED PROPERTIES SHALL BE KEPT OR STORED AT THE SOLE RISK OF TENANT. WITHOUT LIMITING THE FOREGOING, EXCEPT AS PROVIDED IN ARTICLE XXXV, TENANT SHALL PAY ON DEMAND ALL FEES AND COSTS OF LANDLORD (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND COSTS) IN CONNECTION WITH ANY ENFORCEMENT BY LANDLORD OF THE TERMS OF THIS LEASE AND ANY AMENDMENT TO THIS LEASE REQUESTED BY TENANT. NOTWITHSTANDING THE FOREGOING, THE INDEMNITY SET FORTH IN THIS SECTION
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10.02 SHALL NOT BE APPLICABLE TO ANY CLAIM AGAINST ANY LANDLORD PARTY TO THE EXTENT, AND ONLY TO THE EXTENT, SUCH CLAIM IS DIRECTLY ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY, AS DETERMINED BY A FINAL NONAPPEALABLE JUDGMENT (OR BY A JUDGMENT WHICH SUCH LANDLORD PARTY ELECTS NOT TO APPEAL) BY A COURT OF COMPETENT JURISDICTION. “TRANSACTION DOCUMENTS” MEANS COLLECTIVELY THIS LEASE, THE GUARANTY, THE PURCHASE AND SALE AGREEMENT BETWEEN LANDLORD AND TENANT, THE DEEDS EXECUTED BY TENANT IN FAVOR OF LANDLORD RELATING TO THE DEMISED PROPERTIES AND THE ESTOPPEL CERTIFICATES EXECUTED BY TENANT IN FAVOR OF LANDLORD RELATING TO THE DEMISED PROPERTIES, EACH OF WHICH ARE DATED OF EVEN DATE HEREWITH, AND ANY OTHER AGREEMENTS ENTERED INTO BY AND BETWEEN LANDLORD AND TENANT REGARDING ANY OF THE FOREGOING OR THE DEMISED PROPERTIES.”
          (e) The last sentence of Section 16.02(a) is hereby amended as follows:
     “If Landlord elects to terminate this Lease or to terminate Tenant’s right to possession without terminating the Lease, or if Tenant’s right to possession is otherwise terminated by operation of law, then Landlord may, to the extent not prohibited under applicable law, recover as damages from Tenant the following: (i) all Rent then due under the Lease through the date of termination; (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease Term, including without limitation any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); (iii) the cost of reletting the Demised Properties, including without limitation the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; and (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default.”
          (f) The following is hereby added to the end of Section 16.02 as subsections 16.02(c-d):
     ”(c) Alter Locks. Landlord may alter the locks and any other security device or devices which allow Tenant access to the Demised Properties and/or the building of which the Demised Properties form a part, and Landlord shall not be required to provide a new key or right of access to Tenant, and restrict or terminate any right to use parking
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facilities associated with such building as well as utility services to the Demised Properties. This Section is intended to and shall supersede the provisions of Section 93.002 of the Texas Property Code. TENANT AGREES THAT LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION CAUSED BY NEGLIGENCE OF LANDLORD.”
     ”(d) Perform Acts. Landlord may enter upon the Demised Properties without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys’ fees which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, together with interest thereon at the maximum rate allowed under applicable law from the date Landlord incurs the expense in question until Landlord is reimbursed therefor. TENANT AGREES THAT LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION, WHETHER CAUSED BY NEGLIGENCE OF LANDLORD OR OTHERWISE.”
          (g) The following is hereby added to the end of Section 16.06 of this Lease:
     “For purposes of this Lease, “the maximum rate allowed under applicable law” shall mean the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness owed to Landlord under this Lease under the laws which are presently in effect of the United States of America and the State of Texas applicable to Landlord and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. To the extent that Chapter 303 of the Texas Finance Code, as amended (the “Act”), is relevant to Landlord for the purposes of determining the maximum rate permitted by law, Landlord elects to determine such applicable legal rate under the Act pursuant to the “weekly ceiling,” pursuant to and subject to the terms of the Act, and further subject to any right Landlord may have subsequently, under applicable law, to change the method of determining the maximum rate permitted by law.”
          (h) Article XXIV of this Lease is hereby deleted and replaced with the following:
     “If Tenant holds over in possession after the expiration of the Lease Term, then such holding over shall not be deemed to extend the
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Lease Term or renew this Lease, but rather the tenancy thereafter shall continue as a tenancy at sufferance pursuant to the terms and conditions herein contained, at One Hundred Fifty percent (150%) of the Base Rent otherwise then applicable (in addition to all Additional Rent); and Tenant shall be responsible for the consequences of any unauthorized holdover and shall indemnify, defend, protect (with counsel selected by Landlord) and hold Landlord Parties wholly free and harmless of, from and against any and all damages, losses, costs, expenses and claims arising therefrom, including reasonable attorneys fees and costs. TENANT AGREES THAT LANDLORD PARTIES SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD PARTIES.”
          (i) The following is hereby added to the end of subsection (2) of the definition of “Environmental Laws” in subsection 37.01(a) of this Lease:
“including without limitation, the Texas Solid Waste Disposal Act, as now or hereafter amended, Tex. Rev. Civ. Stat. Ann. Articles 4477-7 et seq., the Texas Water Quality Control Act, as now or hereafter amended, Tex. Water Code Ann. Sections 26.001 et seq., the Texas Clean Air Act, as now or hereafter amended, Tex. Rev. Civ. Stat. Ann. Articles 4477-5 et seq., and all other corresponding or related State of Texas and local statutes, ordinances and regulations”
          (j) Section 37.03 of this Lease is hereby deleted and replaced with the following:
     “IN ADDITION TO ANY OTHER OBLIGATION HEREIN, TENANT SHALL DEFEND, INDEMNIFY AND HOLD LANDLORD PARTIES FREE AND HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, LIABILITIES AND OTHER OBLIGATIONS OF ANY KIND WHATSOEVER THAT MAY BE MADE AGAINST OR INCURRED BY LANDLORD PARTIES IN CONNECTION WITH (I) THE VIOLATION OF ANY ENVIRONMENTAL LAW, OR (II) HAZARDOUS MATERIALS OR ENVIRONMENTAL CONDITIONS AT, ON, UNDER, ABOUT OR FROM THE DEMISED PROPERTIES DURING THE LEASE TERM (AND IN THE EVENT OF ANY HOLDING OVER BY TENANT, DURING ANY PERIOD WHICH TENANT OCCUPIES THE RELEVANT DEMISED PROPERTY), INCLUDING WITHOUT LIMITATION ANY AND ALL COSTS AND FEES OF ATTORNEYS OR EXPERTS INCURRED BY LANDLORD IN DEFENDING AGAINST SAME EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT) OF LANDLORD PARTIES; PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNITY
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SHALL NOT BE APPLICABLE TO ANY LANDLORD PARTY TO THE EXTENT THE APPLICABLE CLAIM IS DIRECTLY ATTRIBUTED TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY, AS DETERMINED BY A FINAL NONAPPEALABLE JUDGMENT (OR BY A JUDGMENT WHICH SUCH LANDLORD PARTY ELECTS NOT TO APPEAL) BY A COURT OF COMPETENT JURISDICTION. THIS AND ANY OTHER RIGHT OF LANDLORD UNDER THIS LEASE SHALL INURE TO THE BENEFIT OF LANDLORD’S SUCCESSORS AND ASSIGNS, AS WELL AS LANDLORD’S LENDERS AND/OR FEE MORTGAGEES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AS THIRD PARTY BENEFICIARIES.”
          (k) Section 37.05 of this Lease is hereby deleted and replaced with the following:
     “IN ADDITION TO ANY OTHER OBLIGATIONS HEREIN, TENANT SHALL BE SOLELY RESPONSIBLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS ALL LANDLORD PARTIES FROM AND AGAINST ANY AND ALL PRIVATE OR GOVERNMENTAL CLAIMS, LAWSUITS, ADMINISTRATIVE PROCEEDINGS, JUDGMENTS, PENALTIES, FINES, PROCEEDINGS, LOSS, DAMAGE, COST, EXPENSE OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF OR ASSOCIATED IN ANY MANNER WHATSOEVER WITH TENANT’S USE OR THE PRESENCE OF HAZARDOUS MATERIALS OR RELEASE OF HAZARDOUS MATERIALS AT, ON, UNDER, ABOUT OR FROM THE DEMISED PROPERTIES DURING THE LEASE TERM (AND IN THE EVENT OF ANY HOLDING OVER BY TENANT, DURING ANY PERIOD WHICH TENANT OCCUPIES THE RELEVANT DEMISED PROPERTY), EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT) OF LANDLORD PARTIES. TENANT’S INDEMNITY AND RELEASE INCLUDES, WITHOUT LIMITATION: (I) THE COSTS ASSOCIATED WITH REMEDIAL ACTIVITIES, INCLUDING ALL NECESSARY PLANS AND REPORTS, INCURRED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY, OR ANY OTHER FEDERAL, STATE OR LOCAL GOVERNMENTAL AGENCY OR ENTITY OR BY ANY OTHER PERSON, INCURRED PURSUANT TO THE CERCLA, RCRA, OR ANY OTHER APPLICABLE ENVIRONMENTAL LAWS; (II) ANY OVERSIGHT CHARGES, FINES, DAMAGES OR PENALTIES ARISING FROM THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS, AND ANY RELATED REMEDIAL ACTIVITIES, INCURRED PURSUANT TO THE PROVISIONS OF CERCLA, RCRA, OR ANY OTHER APPLICABLE ENVIRONMENTAL LAWS; (III) ANY LIABILITY TO
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THIRD PARTIES ARISING OUT OF THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS FOR PERSONAL INJURY, BODILY INJURY, OR PROPERTY DAMAGE ARISING UNDER ANY STATUTORY OR COMMON LAW THEORY, INCLUDING DAMAGES ASSESSED FOR THE MAINTENANCE OF A PUBLIC OR PRIVATE NUISANCE, THE COSTS OF REMEDIAL ACTIVITIES, OR FOR THE CARRYING ON OF AN ABNORMALLY DANGEROUS ACTIVITY; (IV) ALL DIRECT OR INDIRECT COMPENSATORY, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF ANY CLAIM BASED ON THE PRESENCE OR RELEASE OF HAZARDOUS MATERIALS OR DAMAGE OR THREATENED DAMAGE TO ENVIRONMENTAL CONDITIONS; (V) ANY AND ALL REASONABLE COSTS, FEES AND EXPENSES OF ATTORNEYS, CONSULTANTS AND EXPERTS INCURRED OR SUSTAINED IN MAKING ANY INVESTIGATION ON ACCOUNT OF ANY CLAIM, IN PROSECUTING OR DEFENDING ANY ACTION BROUGHT IN CONNECTION THEREWITH, IN OBTAINING OR SEEKING TO OBTAIN A RELEASE THEREFROM, OR IN ENFORCING ANY OF THE AGREEMENTS HEREIN CONTAINED; (VI) RENT DURING ANY PERIOD OF REMEDIAL ACTIVITIES EQUAL TO THE BASE RENT THEN IN EFFECT, OR IF THE LEASE HAS TERMINATED, THE BASE RENT THAT WAS IN EFFECT ON THE TERMINATION DATE; AND (VII) ANY ACTION OR OMISSION OR USE OF THE DEMISED PROPERTIES BY ANY SUBTENANT; PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNITY SHALL NOT BE APPLICABLE TO ANY LANDLORD PARTY TO THE EXTENT THE APPLICABLE CLAIM IS DIRECTLY ATTRIBUTED TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY, AS DETERMINED BY A FINAL NONAPPEALABLE JUDGMENT (OR BY A JUDGMENT WHICH SUCH LANDLORD PARTY ELECTS NOT TO APPEAL) BY A COURT OF COMPETENT JURISDICTION. THE FOREGOING INDEMNITY SHALL APPLY TO TENANT’S USE OF HAZARDOUS MATERIALS IRRESPECTIVE OF WHETHER ANY OF TENANT’S ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH ENVIRONMENTAL LAWS OR OTHER APPLICABLE LAWS, REGULATIONS, CODES AND ORDINANCES. THIS INDEMNITY IS INTENDED TO BE OPERABLE UNDER 42 U.S. 9607(E)(1).?C. TENANT SPECIFICALLY AGREES THAT IT SHALL NOT SUE OR SEEK CONTRIBUTION FROM ANY INDEMNITY OR ANY SUCCESSORS OR ASSIGNS THEREOF IN ANY MATTER RELATING TO ANY HAZARDOUS MATERIAL LIABILITY EXCEPT AS A RESULT OF THE GROSS NEGLIGENCE OF LANDLORD OR OTHER LANDLORD PARTIES ON THE DEMISED PROPERTIES. ALL COSTS AND EXPENSES RELATED TO THIS PARAGRAPH INCURRED BY LANDLORD SHALL BE
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REPAID PROMPTLY BY TENANT TO LANDLORD. THIS SECTION SHALL SURVIVE TERMINATION OF THE LEASE.”
          (l) The following is hereby added to the end of Section 46.03 of this Lease as subsection 46.03(h):
     ”(h) TO THE EXTENT ALLOWED BY LAW, THIS SECTION 46.03 SHALL BE EFFECTIVE AS A WAIVER OF, AND TENANT WAIVES, ANY AND ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES TO WHICH TENANT MAY OTHERWISE HAVE BEEN ENTITLED UNDER ANY SURETYSHIP LAWS OR SIMILAR LAWS IN EFFECT FROM TIME TO TIME INCLUDING, BUT NOT LIMITED TO, CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, RULE 31 OF THE TEXAS RULES OF CIVIL PROCEDURE, AND SECTION 17.001 OF THE TEXAS CIVIL PRACTICE & REMEDIES CODE. IN ADDITION, TO THE EXTENT ALLOWED BY LAW, TENANT WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES UNDER SECTIONS 91.004, 93.002 AND 93.003 OF THE TEXAS PROPERTY CODE AND ANY DEFENSE, RIGHT OF OFFSET OR OTHER CLAIM WHICH TENANT MAY HAVE AGAINST LANDLORD, WHICH TENANT MAY HAVE AGAINST LANDLORD, AND ALL RIGHTS OF REDEMPTION, HOMESTEAD, DOWER, AND OTHER RIGHTS OR EXEMPTIONS OF EVERY KIND, WHETHER UNDER COMMON LAW OR BY STATUTE. TENANT HEREBY SPECIFICALLY WAIVES ALL RIGHTS WHICH IT MIGHT OTHERWISE HAVE TO WITHHOLD THE PAYMENT OF RENT. THE IMMEDIATELY PRECEDING SENTENCE SHALL NOT BE DEEMED TO DENY TENANT THE ABILITY OF PURSUING ALL RIGHTS GRANTED IT UNDER THIS LEASE OR AT LAW (WITH THE EXCEPTION OF ANY RIGHT OF TENANT TO OFFSET OR WITHHOLD THE PAYMENT OF RENT, WHICH IS HEREBY WAIVED TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW); HOWEVER, AS CONTEMPLATED IN TEXAS RULE OF CIVIL PROCEDURE 174(b), AS AMENDED FROM TIME TO TIME, AT THE DIRECTION OF LANDLORD, TENANT’S CLAIMS IN THIS REGARD SHALL BE LITIGATED IN PROCEEDINGS DIFFERENT FROM ANY LITIGATION INVOLVING RENT CLAIMS OR OTHER CLAIMS BY LANDLORD AGAINST TENANT (I.E., EACH PARTY MAY PROCEED TO A SEPARATE JUDGMENT WITHOUT CONSOLIDATION, COUNTERCLAIM OR OFFSET AS TO THE CLAIMS ASSERTED BY THE OTHER PARTY). TO THE EXTENT ALLOWED BY LAW, TENANT ADDITIONALLY WAIVES THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING TENANT’S LIABILITY HEREUNDER.”
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          (m) With respect to a property substitution under Articles XII, XIII, XVI or XXXIX under the Lease, the parties shall timely satisfy the applicable statutory requirements of Texas Water Code Chapter 49, Texas Natural Resources Code Section 33.135 and Texas Property Code Section 5.011, and any other applicable statutory notice that is then in effect.
          (n) Landlord and Tenant agree that the provisions in the Lease for an SNDA Default Fee and an Estoppel Certificate Default Fee are liquidated damages for the consequences of being imposed, and that it would be difficult or impossible to ascertain Landlord’s damages for Tenant’s failure to comply with the applicable provisions in this Lease causing them to be so imposed, and that the SNDA Default Fee and the Estoppel Certificate Default Fee are a reasonable estimate of the damages which Landlord would incur and not a penalty.
          Section 46.03 Florida. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Florida govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Florida:
          (a) The following is added to the end of Article VI (c): “Prior to commencement by Tenant of any work on the Demised Properties, Tenant will record or file a notice of commencement (“Notice of Commencement”) in the land records of the county in which the Demised Properties is located identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. The Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate. A copy of the Notice of Commencement will be furnished to and approved by Landlord and its attorneys prior to the recording or filing.”
          (b) The following is added to the end of Article VI as new subsections (f) and (g):
     ”(f) The interest of Landlord in the Demised Properties shall not be subject in any way to any liens, including any lien rights under Chapter 713, Florida Statutes, for improvements to or other work performed to the Demised Properties by or on behalf of Tenant. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other interest of the Landlord in the Demised Properties. All mechanics, materialmen, contractors, laborers, artisans, suppliers, and other parties contracting with Tenant, its representatives or contractors with respect to the Demised Properties are hereby given notice that they must look solely to the Tenant to secure payment for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding any of the Demised Properties through or under Tenant during the term of this Lease. The foregoing provisions are made with express reference to Section 713.10, Florida Statutes (2005). Tenant shall notify every contractor making improvements to the Demised Properties that the interest of the Landlord in the Demised Properties shall not be subject to
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liens for improvements to or other work performed with respect to the Demised Properties by or on behalf of Tenant.”
     ”(g) Tenant shall discharge any lien filed against the Demised Properties, the Building or the Land, or any part thereof, for work done or materials furnished at Tenant’s request with respect to the Demised Properties as provided above in subsection (e) of this Article VI. The failure of Tenant to do so shall be a material default hereunder. If Tenant fails to keep this covenant, in addition to any other remedies available to Landlord under this Lease, Tenant agrees to pay Landlord, as Additional Rent, the sum equal to the amount of the lien thus discharged by Landlord, plus all costs and expenses, including without limitation attorney’s and paralegal’s fees and court costs, incurred by Landlord in discharging such lien.”
          (c) The following is added to Section 16.02 as a new subsection 16.02(c): “Landlord may pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Land is located.”
          (d) The following is added to the end of Article XVIII: “No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.”
          (e) Radon. Pursuant to Florida Statute 404.056(8), Tenant is hereby notified as follows: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.
     Section 46.04 Louisiana. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Louisiana govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Louisiana:
          (a) Louisiana Terminology. The terms “realty,” “real property” and “real estate” shall mean immovable property; the term “fee estate” shall mean full ownership; the term “personal property” shall mean movable property; the term “tangible property” shall mean corporeal property; the term “intangible property” shall mean incorporeal property; the term “easement” shall mean servitude; the term “buildings” shall include other constructions; the term “fixtures” shall mean “component parts;” the phrase “covenant running with the land” and other words of similar import shall mean a real right or a recorded lease of immovable property; the term “county” shall mean parish; the term “joint and several” shall mean in solido; the terms “deed in lieu of foreclosure,” “conveyance in lieu of foreclosure” and words of similar import shall mean a dation en paiement; the term “tenancy at sufferance” in Article XXIV shall mean a month to month tenancy; the term “unlawful detainer action” shall mean an eviction proceeding; the term “merger” shall mean confusion; and the term “common law” shall mean civil law.
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          (b) Waiver of Notice to Vacate. Upon termination of Tenant’s right of occupancy under the terms of this Lease, Landlord or its agent may immediately institute eviction proceedings in accordance with Chapter 2 of Title XI of the Louisiana Code of Civil Procedure. Tenant specifically waives all notices to vacate, including but not limited to the notice to vacate specified in Louisiana Civil Code of Procedure Article 4701, or any successor provision of law.
          (c) Waiver of Claim for Compensation. Tenant waives any and all claims for payment or other compensation, whether during the Lease Term or at the termination of the Lease, for the loss of ownership to Landlord of any property located in or on the Land, including without limitation (i) any buildings, improvements or other constructions, or (ii) any things incorporated in or attached so as to become a component part of the immovable property.
          (d) Assumption of Responsibility by Tenant. In accordance with La. R.S. 9:3221, Tenant hereby assumes full responsibility for the condition of the Demised Properties, all buildings and improvements now or hereafter located thereon and all component parts thereof. Accordingly, Landlord shall have no liability for injury caused by any defect therein to Tenant or anyone on the Demised Properties who derives his or her right to be thereon from Tenant.
          (e) Light and View. This Lease does not entitle Tenant to rights of light or view and Tenant shall not be entitled to terminate this Lease, reduce the rent or exercise any other right or remedy by reason of the deprivation thereof.
          (f) ACKNOWLEDGMENT OF WAIVERS OF WARRANTY. BY ITS INITIALING OF THIS SECTION, TENANT ACKNOWLEDGES THAT THE WAIVERS OF WARRANTY IN THIS LEASE, INCLUDING THE WAIVERS IN ARTICLE V AND ARTICLE X AND XXXVII, HAVE BEEN BROUGHT TO THE ATTENTION OF TENANT AND ARE GRANTED KNOWINGLY AND VOLUNTARILY.             (Tenant’s initials)
     Section 46.05 INTENTIONALLY DELETED
     Section 46.06 Georgia. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Georgia govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Georgia:
          (a) The following is hereby added to the end of Article VII (Repairs and Maintenance): “Tenant hereby expressly waives any rights and defenses that may arise under O.C.G.A. Section 44-7-13 as Tenant has accepted the burden and obligation of maintaining and repairing the entirety of the Demised Properties.”
          (b) All references herein to “attorneys’ fees” or “attorney’s fees” shall be deemed to refer to “reasonable attorney’s (attorneys’) fees actually incurred”.
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     Section 46.07 Alabama. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Alabama govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Alabama:
          (a) In addition to the representations in Section 10.03 hereof, Landlord shall provide Tenant and Tenant shall provide Landlord with a duly executed Broker’s Lien Affidavit in the form attached hereto as Exhibit H.
          (b) Any and all transfers of or applications for liquor licenses provided for under this Lease shall be made pursuant to the Alabama Alcoholic Beverage Licensing Code as codified at Alabama Code § 28-3A-1, et seq., and the Alabama Alcoholic Beverage Control Board regulations, specifically Regulation 20-x-5-.10.
          (c) At any time Tenant desires to substitute a portion of the Demised Properties with one or more Replacement Properties pursuant to Section 39.01, in addition to the requirements of Section 39.01, Tenant shall also provide Landlord with an amended or new Memorandum of Lease covering the Replacement Property and shall be responsible for all recording costs associated with the recording of the amended or new Memorandum of Lease.
          (d) Section 16.02(a) is hereby deleted in its entirety and the following substituted therefor:
          (i) Termination. Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable grace period specified herein, to terminate this Lease (or Tenant’s possession to any of the Demised Properties), and at any time thereafter recover possession of all or any portion of the Demised Properties or any part thereof and expel and remove therefrom Tenant and any other person occupying the same by any lawful means, and repossess and enjoy all or any portion of the Demised Properties without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate the Lease (or to terminate Tenant’s right of possession), Landlord shall also have the right to reenter the Demised Properties and take possession of and remove all personal property of Tenant, if any, in such Demised Properties. In connection with any such repossession Tenant (and any affiliate of Tenant holding a liquor license, if any, with respect to the Demised Properties) shall cooperate reasonably with Landlord and any applicable government agency in transferring its liquor license, if any, to Landlord, or in assisting Landlord in obtaining a liquor license, all at no cost or expense to Tenant. Any and all reasonable costs of Landlord (including, without limitation, Landlord’s reasonable attorneys’ and consultants’ fees and costs) in obtaining a new liquor license shall be paid by Tenant, which costs shall be considered Rent under this Lease for the purposes of calculating damages due to Landlord hereunder. If Landlord elects to terminate this Lease and/or Tenant’s right to possession, or if Tenant’s right to possession is otherwise terminated by operation of law, Landlord may recover as damages from Tenant the following: (i) all Rent then due under the Lease through the date of termination; plus (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease
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Term, including without limitation any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); plus (iii) the cost of reletting the Demised Properties, including without limitation the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; plus (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default; less (x) any costs avoided by Landlord due to Landlord no longer having to perform under this Lease due to its termination, and (y) any amounts received by Landlord in Landlord’s attempts to mitigate its damages.
     Section 46.08 INTENTIONALLY DELETED
     Section 46.09 INTENTIONALLY DELETED
     Section 46.10 Kentucky. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the Commonwealth of Kentucky govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the Commonwealth of Kentucky:
          (a) The remedies available to Landlord in Section 16.02 of this Lease shall include, but are not limited to, the rights and remedies set forth in KRS Section 383.010, et. seq., in accordance with the terms thereof.
     Section 46.11 Oklahoma. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Oklahoma govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Oklahoma:
          (a) Real Property located in the State of Oklahoma shall not include oil, gas, and other minerals located therein or thereunder.
     Section 46.12 Pennsylvania. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Pennsylvania govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Pennsylvania: The following is hereby added to the end of Section 16.02(c):
          (a) CONFESSION OF JUDGMENT FOR POSSESSION OF ANY DEMISED PREMISES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA. TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF ANY DEMISED PREMISES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH
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THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT, A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).
          (b) IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.
          (c) THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME, AS OFTEN AS OCCASION THEREFOR SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE LEASE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE LEASE TERM.
          (d) THIS SECTION 16.02(c) SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.
          (e) TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANT OF ATTORNEY SET FORTH IN THIS SECTION 16.2(c) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.
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     Section 46.13 Virginia. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the Commonwealth of Virginia govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the Commonwealth of Virginia:
          (a) For purposes of Section 55-2 of the Code of Virginia (1950), as amended, this Lease shall constitute a Deed of Lease.
     Section 46.14 North Carolina. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of North Carolina govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of North Carolina:
          (a) All references herein to “attorney’s fees”, “attorneys’ fees”, and “reasonable attorney’s (attorneys’) fees” shall be deemed to refer to reasonable attorney’s (attorneys’) fees actually incurred without reference to the provisions of Section 6-21.2 of the North Carolina General Statutes.
     Section 46.15 California. Without limiting the choice of law provision set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of California govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of California:
          (a) Effect of Waivers. The provisions of Article V are intended to release Landlord from and against any liability arising from the condition of the Demised Properties. In furtherance thereof, Tenant hereby waives the benefits of California Civil Code Section 1542, which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
          (b) Eminent Domain. The provisions of this Lease, including those in Article XIII, constitute an express agreement between Landlord and Tenant that applies in the event there is any taking of any part of the Demised Property for any public or quasi-public use under any statute or by right of eminent domain or by purchase in lieu thereof (collectively, “Condemnation”). Tenant hereby waives all rights it may have under California Code of Civil Procedure Section 1265.130, or otherwise, to terminate this Lease based on a total or partial Condemnation.
          (c) Damage and Destruction. The provisions of this Lease, including those in Article XII, constitute an express agreement between Landlord and Tenant that applies in the event that any Demised Property or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature (“Casualty”). Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code Sections 1932(2) and 1933(4), relating to any rights or obligations concerning a Casualty.
          (d) Notices. When this Lease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices
LAND AND BUILDING LEASE
(Individual Lease Form)

required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Article XIX shall replace and satisfy the statutory service-of-notice procedures, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute.
          (e) Remedies. It is intended that Landlord shall have the remedy described in California Civil Code Section 1951.4, which provides that, when a tenant has the right to sublet or assign, the landlord may continue the lease in effect after the tenant’s breach and abandonment and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover all rent as it becomes due.
     Section 46.16 Washington. Without limiting the choice of law provisions set forth in Article XXXII, the following provisions shall apply to the extent that the laws of the State of Washington govern the interpretation or enforcement of this Lease with respect to any Demised Premises located in the State of Washington:
          (a) Any and all transfers of or applications for liquor licenses provided for under this Lease shall be made pursuant to the provisions of The Washington State Liquor Control Act, codified at RCW Title 66 et seq. and the rules and regulations promulgated by the Washington State Liquor Control Board.
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LAND AND BUILDING LEASE
(Individual Lease Form)

          IN WITNESS WHEREOF, the parties have executed this Lease to be effective as of the date first above written.
THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

LANDLORD:

a

By:

First Witness	Name:

Title:

Printed Name of First Witness

Second Witness

Printed Name of Second Witness
Signature Page
LAND AND BUILDING LEASE
(Individual Lease Form)

THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSION OF JUDGMENT AND WAIVERS CONTAINED IN SECTION 16.02(c) HEREOF, TO THE EXTENT PROVIDED IN SECTION 46.12 HEREOF, AND KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY ENTERS INTO THIS LEASE FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS BY VIRTUE OF SUCH CONFESSION OF JUDGMENT AND WAIVERS.
THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

TENANT:

a

By:

First Witness	Name:

Title:

Printed Name of First Witness

Second Witness

Printed Name of Second Witness

EXHIBIT E
FORM OF INDIVIDUAL LEASE GUARANTY
(See attached)
MASTER LAND AND BUILDING LEASE

GUARANTY OF LEASE
     This GUARANTY OF LEASE (“Guaranty”) is made as of                      ___, 2006, by BUFFETS, INC., a Minnesota corporation (“Guarantor”), to [                                                            ], a [                                        ] (“Landlord”), with reference to the following facts:
     A. Landlord and [                                                             ], a [                                        ] (“                                        ” together with any of its successors and assigns, including without limitation any assignee of any of its interest under the lease, the “Tenant”) have entered into that certain land and building lease (as the same may be amended from time to time pursuant to the terms thereof, the “lease”) regarding certain “demised premises” as defined in the lease. Capitalized terms not otherwise defined herein shall have the meaning set forth in the lease.
     B. [                                        ] is an indirect 100% owned subsidiary of Guarantor.
     C. Landlord would not enter into the lease but for the execution and delivery of this guaranty by guarantor. Guarantor is willing to execute this guaranty for the express and intended purposes of inducing landlord enter into the lease.
     D. Guarantor will benefit from the execution of the lease. Guarantor is executing this guaranty in consideration of that anticipated benefit.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:
     1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Landlord the full, prompt and faithful performance by Tenant of all Tenant’s Obligations (as defined below). As used herein, “Tenant’s Obligations” means all covenants, terms, and conditions of the Lease, and any extensions, modifications or renewals thereof, to be hereafter performed and kept by Tenant, including without limitation the prompt payment of all amounts that Tenant may at any time owe under the Lease, and any extensions, renewals or modifications thereof.
     2. Independent Obligations. Guarantor’s obligations hereunder are independent of the obligations of Tenant, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action or actions are brought against Tenant and whether or not Tenant shall be joined in any such action or actions.
     3. Rights of Landlord. Guarantor authorizes Landlord, without notice or demand and without affecting its liability hereunder, from time to time to (a) extend, accelerate, or otherwise change the time for any payment provided for in the Lease, or any covenant, term or condition of the Lease, delay enforcing Landlord’s remedies or rights against Tenant in connection with the Lease, and consent to any assignment, subletting or reassignment of the Lease, (b) take and hold security for any payment provided for in the Lease or for the
MASTER LAND AND BUILDING LEASE
EXHIBIT E

performance of any covenant, term or condition of the Lease, or exchange, waive or release any such security; and (c) apply such security and direct the order or manner of sale thereof as Landlord in its sole discretion may determine. Landlord may without notice assign this Guaranty, the Lease, or the rents and other sums payable thereunder. Notwithstanding any termination, renewal, extension, or holding over of the Lease, or any assignment of the Lease by Landlord or Tenant, this Guaranty shall continue until all of Tenant’s Obligations have been fully and completely performed by Tenant.
     Guarantor shall not be released by any act or event which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of the Landlord or its failure to proceed promptly or otherwise as against Tenant or Guarantor, or by reason or any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor as against Tenant, or by reason of any further dealings between Tenant and Landlord, whether relating to the Lease or otherwise, and Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, or agreements. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder are absolute and unconditional under any and all circumstances. Notwithstanding any provision hereof to the contrary, Guarantor shall be released and discharged of its obligations hereunder if and to the same extent as Tenant is released or discharged of its obligations under the Lease with the consent of Landlord or in accordance with the terms of the Lease. The foregoing sentence shall in no way affect any waivers or any bankruptcy provisions set forth herein.
     Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with Tenant’s Obligations and all or any part of such payment is subsequent invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord, Tenant’s Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if such Preferential Payment had not been made.
     4. Guarantor’s Representations and Warranties.
          (a) Qualification and Authority. Guarantor is a company duly organized, validly existing and in good standing under the laws of Delaware. Guarantor has the right, power, and authority to execute, deliver, and perform this Guaranty. This Guaranty, when executed and delivered by Guarantor, shall constitute the valid and binding agreement of Guarantor, and shall be enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. All requisite authorizations, consents, resolutions and actions on the part of Guarantor have been or will prior to the date hereof be obtained, adopted or taken, as applicable, by Guarantor in connection with making and entering into this Guaranty. Neither this Guaranty nor the consummation of any of the transactions contemplated hereby violates or shall violate
MASTER LAND AND BUILDING LEASE
EXHIBIT E

any provision of any agreement or document to which Guarantor is a party or to which Seller is bound.
          (a) Bankruptcy. Neither Guarantor nor any entity or person in Control of, having Control over, or under common Control with Guarantor, regardless of the number of tiers of ownership, is bankrupt under the Federal Bankruptcy Code, or has filed for protection or relief under any applicable bankruptcy or creditor protection statute or has been threatened by creditors with an involuntary application of any applicable bankruptcy or creditor protection statute. Guarantor is not entering into the transactions described in this Agreement with an intent to defraud any creditor or to prefer the rights of one creditor over any other. As used in this Agreement, “Control” means ownership of voting securities sufficient to elect a majority of the board of directors of a corporation, or analogous ownership interests of non-corporate entities.
          (b) Contractual Obligations. Guarantor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any contractual obligation of Seller beyond any applicable notice and cure period, and to Guarantor’s knowledge, no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.
          (c) Disclosure. No financial statements or any other document, certificate or written statement furnished to Landlord by Guarantor and, to the knowledge of Guarantor, no document or statement furnished by any third party on behalf of Seller, for use in connection with this Guaranty or the transactions contemplated herein, when taken as a whole, contains any untrue representation, warranty or statement of a material fact, and none omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact known to Guarantor that has had or will have a Material Adverse effect (as defined below) and that has not been disclosed in writing to Buyer by Seller or by any third party on behalf of Guarantor. As used herein, “Material Adverse Effect” means (A) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Guarantor or Tenant, with respect to such party, when taken as a whole, or (B) the material impairment of the ability of Guarantor to perform its obligations under this Guaranty, or (C) the material impairment of Landlord’s rights or remedies under the Guaranty. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.
          (d) Suits, Judgments and Liens. There are no lawsuits, claims, suits, or legal, administrative or other proceedings or investigations pending or, to Guarantor’s knowledge, threatened against or affecting Guarantor, nor to Guarantor’s knowledge, is there any basis for any of the same, and there are no lawsuits, suits or legal, administrative or other proceedings pending in which Guarantor is the plaintiff or claimant and which relate to any Property; and there is no action, suit or legal, administrative or other proceeding pending or, to Guarantor’s knowledge, threatened which questions the legality or propriety of the transactions contemplated by the Guaranty.
MASTER LAND AND BUILDING LEASE
EXHIBIT E

     Whenever in this Guaranty, or in any document or certificate executed on behalf of Guarantor pursuant to this Guaranty, reference is made to the knowledge of Guarantor (whether by use of the words “knowledge” or “known”, or other words of similar meaning), such shall be deemed to referred to the actual knowledge of the following individuals, which individuals Guarantor represents and warrants to Landlord have significant responsibility for any one or more of policy making, major decisions or financial affairs of Guarantor: (i) Mr. Michael Andrews, (ii) Mr. Damon Fraser and, (iii) Mr. Fred T. Grant, Jr.
     5. Guarantor’s Financial Covenants. Guarantor shall provide, or cause to be provided, to Landlord the following financial statements and information, all of which must be in a form reasonably acceptable to Landlord:
          (a) promptly and in any event within ninety (90) days after the end of each Fiscal Year, (i) audited statements of financial position of Guarantor as of the end of each such Fiscal Year, including a balance sheet and statement of profits and losses, expenses and retained earnings, changes in financial position and cash flows for such Fiscal Year (“Annual Financial Statements”), which Annual Financial Statements shall be duly certified by an officer of Guarantor to fairly represent the financial condition of Guarantor, as of the date thereof provided, in no event however, will such information be provided before any applicable SEC 10K filings are made (provided further, however, that in the event that Guarantor fails to file its SEC 10K within ninety (90) days after any Fiscal Year, Guarantor shall be obligated to deliver (A) on or before the ninetieth (90th) day after the end of such Fiscal Year, financial statements of Guarantor regarding the fourth Fiscal Quarter of such Fiscal Year, including a balance sheet and statement of profits and losses for such Fiscal Quarter and (B) on the date Guarantor files its SEC 10K, the Annual Financial Statements, which statements shall be duly certified by an officer of Guarantor to fairly represent the financial condition of Guarantor, as of the date thereof), prepared by Guarantor in accordance with generally accepted accounting principles as in effect in the United States of America from time to time (“GAAP”), and accompanied by a statement of a nationally recognized accounting firm acceptable to Landlord in its sole discretion that such financial statements present fairly, in all material respects, the financial condition of Guarantor as of the end of the Fiscal Year being reported on and that the results of the operations and cash flows for such year were prepared, and are being reported on, in conformity with GAAP, and (ii) such other information of Guarantor reasonably requested by Landlord in form and substance reasonably acceptable to Landlord.
          Upon Landlord’s written request, for Fiscal Quarters 1-3, (A) quarterly statements of the financial position of Guarantor, including a balance sheet, a statement of profits and losses, and a statement showing the cash flows for the previous twelve (12) month period, such quarterly statements of financial position to be certified by an officer of Guarantor to fairly represent the financial condition of Guarantor as of the date thereof and to have been prepared and reported in conformity with GAAP and (B) such other information of Guarantor reasonably requested by Landlord in form and substance reasonably satisfactory to Landlord.
          “Fiscal Year” shall mean a fiscal year from approximately July to June and “Fiscal Quarter” shall mean approximately July through September, approximately October
MASTER LAND AND BUILDING LEASE
EXHIBIT E

through December, approximately January through March, and approximately April through June. The last day of each Fiscal Year is the Wednesday closest to June 30th.
     Guarantor acknowledges that Landlord must comply with certain financial audit requirements and Landlord will suffer damages from Guarantor’s failure to deliver any of the financial information required in Subsections 5(i) though (v) (the “Key Financial Statements”) as and when due. If Guarantor fails to deliver any Key Financial Statements as and when due, subject to Force Majeure, Guarantor shall pay Landlord a fee equal to US$500 for each missing Key Financial Statement per each day that Guarantor has failed to deliver any such Key Financial Statements (the “Financial Statements Default Fee”). The Financial Statements Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Guaranty regarding Guarantor’s failure to deliver the Key Financial Statements. Guarantor’s payment of the Financial Statements Default Fee does not cure any default caused by the failure to deliver any Key Financial Statement in a timely manner.
     6. Waiver of Defenses. Guarantor waives (a) any right to require Landlord to (i) proceed against Tenant or any other person or entity; (ii) proceed against or exhaust any security held from Tenant or Guarantor; (iii) pursue any other remedy in Landlord’s power against Tenant which Guarantor cannot itself pursue, and which would lighten its burden; (b) all statutes of limitation as a defense to any action brought against Guarantor by Landlord to the fullest extent permitted by law; (c) any defense based upon any legal disability of Tenant, or any discharge or limitation of the liability of Tenant to Landlord, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other similar cause; (d) presentment, demand, protest and notice of any kind; and (e) any defense based upon or arising out of any defense which Tenant may have to the payment or performance of any part of Tenant’s Obligations, other than any defense arising under the express terms of the Lease. Guarantor waives all demand and notices, including demands for performance, notices of non-performance, notices of non-payment and notice of acceptance of this Guaranty.
     7. Effect of Tenant’s Bankruptcy. Without limiting anything contained in Section 4 of this Guaranty, the liability of Guarantor under this Guaranty shall in no way be affected by: (a) the release or discharge of Tenant in any creditor proceeding, receivership, bankruptcy or other proceeding; (b) the impairment, limitation, or modification of Tenant’s liability or the estate, or of any remedy for the enforcement of Tenant’s liability, which may result from the operation of any present or future provision of the Bankruptcy Code (Title 11 of the United States Code, as amended; 11 U.S.C. §§ 101-1330) or any bankruptcy, insolvency, debtor relief statute (state or federal), any other statute, or from the decision of any court; (c) the rejection or disaffirmance of the Lease, or any portion of the Lease, in any such proceeding; (d) the cessation, from any cause whatsoever, whether consensual or by operation of law, of Tenant’s liability to Landlord resulting from any such proceeding; or (e) the modification or replacement of Tenant’s Obligations in any such proceeding.
MASTER LAND AND BUILDING LEASE
EXHIBIT E

     8. Waiver of Subrogation.
          (a) Notwithstanding any other provision of this Guaranty to the contrary, until Tenant’s Obligations are fully performed and paid, during the continuance of an Event of Default, Guarantor hereby waives any claims or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of Tenant’s Obligations, which claims or other rights arise from the existence or performance of Guarantor’s obligations under this Guaranty (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provision, any amount shall be paid to Guarantor on account of any Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when Tenant’s Obligations shall not have been paid or performed in full during the continuance of an Event of Default, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon Tenant’s Obligations, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.
          During the continuance of an Event of Default, to the extent that any of the provisions of subsection (a) of this Section 8 shall not be enforceable, Guarantor agrees that until such time as Tenant’s Obligations have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Landlord’s right to full payment and performance of Tenant’s Obligations, and Guarantor shall not enforce Guarantor’s Conditional Rights during such period.
     9. Costs and Expenses. If Guarantor fails to perform any of its obligations under this Guaranty or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Guaranty, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either party in enforcing a judgement in its favor under this Guaranty shall be recoverable separately from and in addition to any other amount included in such judgement, and such attorney’s fees’ obligation is intended to be severable from the other provisions of this Guaranty and to survive and not be merged into any such judgement.
     10 Notices.
          (a) Any notice, demand or request by Landlord to Guarantor shall be in writing and shall be deemed to have been duly given or made if given or served by Landlord, (i)
MASTER LAND AND BUILDING LEASE
EXHIBIT E

by hand delivery to Guarantor, or (ii) by delivery to Guarantor via overnight courier such as Federal Express, or (iii) by delivery to Guarantor via certified or registered mail addressed to Guarantor at the following address:
Buffets, Inc.
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: Mike Andrews, CEO
Telephone: (651) 365-2626
Facsimile: (651) 365-2721
with a copy to:
Buffets Inc.
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: H. Thomas Mitchell, Esq.
Telephone: (651) 365-2631
Facsimile: (651) 365-2224
with a copy to:
Kirkland & Ellis, LLP
200 East Randolph Drive
Chicago, Illinois 60601
Attention: Gregory Spitzer, Esq.
Telephone: (312) 861-2115
Facsimile: (312) 660-0274
          If given or served by Guarantor, (1) by hand delivery to Landlord, (2) by mailing same to Landlord by U.S. registered or certified mail, postage prepaid, return receipt requested, or (3) by delivery by overnight courier such as Federal Express, all delivered and addressed to Landlord at the following address:
with a copy to:
MASTER LAND AND BUILDING LEASE
EXHIBIT E

with a copy to:
          (e) All notices, demands, requests or other communications hereunder shall be deemed to have been given or served: (1) if hand delivered, on the date received (or the date delivery is refused) by the recipient party; (2) if delivered by registered or certified mail, three (3) days after the date of posting as marked on the U.S. postage receipt; and (3) if by Federal Express or similar overnight courier service, on the date of receipt (or the date delivery is refused) by the recipient party.
          (f) Either Landlord or Guarantor may from time to time change its address for receiving notices under this Guaranty by providing written notice to the other party in accordance with this Section 10.
     11. Delay; Cumulative Remedies. No delay or failure by Landlord to exercise any right or remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord against Tenant and Guarantor are cumulative.
     12. Jurisdiction; Waiver Of Jury Trial.
          GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY.
          GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LANDLORD EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING FROM THIS GUARANTY, OR THE GUARANTY’S VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING (INCLUDING TORT AND CLAIMS FOR BREACH OF DUTY) BETWEEN GUARANTOR AND LANDLORD.
     13. Miscellaneous.
          (a) This Guaranty shall bind Guarantor, its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.
          The invalidity or unenforceability of any one or more provisions of this Guaranty will not affect any other provision.
MASTER LAND AND BUILDING LEASE
EXHIBIT E

          (g) This Guaranty and each and every term and provision thereof shall be construed in accordance with the laws of the State of New York without regard to conflict of law principles.
          (h) Guarantor expressly declares that it knows and understands the contents of this Guaranty and has had an opportunity to consult with legal counsel as to its form and content.
          (i) Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except as set forth in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing.
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MASTER LAND AND BUILDING LEASE
EXHIBIT E

          IN WITNESS WHEREOF, Guarantor has executed this instrument on the day and year first above written.

“GUARANTOR”

BUFFETS, INC.,
a Minnesota corporation

By:

Name: Damon Fraser
Title: Vice President
MASTER LAND AND BUILDING LEASE
EXHIBIT E

EXHIBIT F
FORM OF GUARANTY
(See attached)
MASTER LAND AND BUILDING LEASE

GUARANTY OF LEASE
     This GUARANTY OF LEASE (“Guaranty”) is made as of                      ___, 2006, by BUFFETS, INC., a Minnesota corporation (“Guarantor”), to [                                                            ], a [                                        ] (“Landlord”), with reference to the following facts:
     A.  LANDLORD AND [                                                            ], a [                                        ] (“                                        ” together with any of its successors and assigns, including without limitation any assignee of any of its interest under the Lease, the “Tenant”) have entered into that certain Master Land and Building Lease (as the same may be amended from time to time pursuant to the terms thereof, the “Lease”) regarding certain “Demised Premises” as defined in the Lease. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease.
     B. [                                        ] is an indirect 100% owned subsidiary of Guarantor.
     C. Landlord would not enter into the Lease but for the execution and delivery of this Guaranty by Guarantor. Guarantor is willing to execute this Guaranty for the express and intended purposes of inducing Landlord enter into the Lease.
     D.  Guarantor will benefit from the execution of the Lease. Guarantor is executing this Guaranty in consideration of that anticipated benefit.
      Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:
     1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Landlord the full, prompt and faithful performance by Tenant of all Tenant’s Obligations (as defined below). As used herein, “Tenant’s Obligations” means all covenants, terms, and conditions of the Lease, and any extensions, modifications or renewals thereof, to be hereafter performed and kept by Tenant, including without limitation the prompt payment of all amounts that Tenant may at any time owe under the Lease, and any extensions, renewals or modifications thereof.
     2. Independent Obligations. Guarantor’s obligations hereunder are independent of the obligations of Tenant, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action or actions are brought against Tenant and whether or not Tenant shall be joined in any such action or actions.
Guaranty

     3. Rights of Landlord. Guarantor authorizes Landlord, without notice or demand and without affecting its liability hereunder, from time to time to (a) extend, accelerate, or otherwise change the time for any payment provided for in the Lease, or any covenant, term or condition of the Lease, delay enforcing Landlord’s remedies or rights against Tenant in connection with the Lease, and consent to any assignment, subletting or reassignment of the Lease, (b) take and hold security for any payment provided for in the Lease or for the performance of any covenant, term or condition of the Lease, or exchange, waive or release any such security; and (c) apply such security and direct the order or manner of sale thereof as Landlord in its sole discretion may determine. Landlord may without notice assign this Guaranty, the Lease, or the rents and other sums payable thereunder. Notwithstanding any termination, renewal, extension, or holding over of the Lease, or any assignment of the Lease by Landlord or Tenant, this Guaranty shall continue until all of Tenant’s Obligations have been fully and completely performed by Tenant.
  Guarantor shall not be released by any act or event which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of the Landlord or its failure to proceed promptly or otherwise as against Tenant or Guarantor, or by reason or any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor as against Tenant, or by reason of any further dealings between Tenant and Landlord, whether relating to the Lease or otherwise, and Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, or agreements. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder are absolute and unconditional under any and all circumstances. Notwithstanding any provision hereof to the contrary, Guarantor shall be released and discharged of its obligations hereunder if and to the same extent as Tenant is released or discharged of its obligations under the Lease with the consent of Landlord or in accordance with the terms of the Lease. The foregoing sentence shall in no way affect any waivers or any bankruptcy provisions set forth herein.
  Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with Tenant’s Obligations and all or any part of such payment is subsequent invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Landlord, Tenant’s Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if such Preferential Payment had not been made.
     4. Guarantor’s Representations and Warranties.
          (a) Qualification and Authority. Guarantor is a company duly organized, validly existing and in good standing under the laws of Delaware. Guarantor has the right, power, and authority to execute, deliver, and perform this Guaranty. This Guaranty, when executed and delivered by Guarantor, shall constitute the valid and binding agreement of Guarantor, and shall be enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium
Guaranty

or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. All requisite authorizations, consents, resolutions and actions on the part of Guarantor have been or will prior to the date hereof be obtained, adopted or taken, as applicable, by Guarantor in connection with making and entering into this Guaranty. Neither this Guaranty nor the consummation of any of the transactions contemplated hereby violates or shall violate any provision of any agreement or document to which Guarantor is a party or to which Seller is bound.
          (b) Bankruptcy. Neither Guarantor nor any entity or person in Control of, having Control over, or under common Control with Guarantor, regardless of the number of tiers of ownership, is bankrupt under the Federal Bankruptcy Code, or has filed for protection or relief under any applicable bankruptcy or creditor protection statute or has been threatened by creditors with an involuntary application of any applicable bankruptcy or creditor protection statute. Guarantor is not entering into the transactions described in this Agreement with an intent to defraud any creditor or to prefer the rights of one creditor over any other. As used in this Agreement, “Control” means ownership of voting securities sufficient to elect a majority of the board of directors of a corporation, or analogous ownership interests of non-corporate entities.
          (c) Contractual Obligations. Guarantor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any contractual obligation of Seller beyond any applicable notice and cure period, and to Guarantor’s knowledge, no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.
          (d) Disclosure. No financial statements or any other document, certificate or written statement furnished to Landlord by Guarantor and, to the knowledge of Guarantor, no document or statement furnished by any third party on behalf of Seller, for use in connection with this Guaranty or the transactions contemplated herein, when taken as a whole, contains any untrue representation, warranty or statement of a material fact, and none omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact known to Guarantor that has had or will have a Material Adverse effect (as defined below) and that has not been disclosed in writing to Buyer by Seller or by any third party on behalf of Guarantor. As used herein, “Material Adverse Effect” means (A) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Guarantor or Tenant, with respect to such party, when taken as a whole, or (B) the material impairment of the ability of Guarantor to perform its obligations under this Guaranty, or (C) the material impairment of Landlord’s rights or remedies under the Guaranty. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.
          (e) Suits, Judgments and Liens. There are no lawsuits, claims, suits, or legal, administrative or other proceedings or investigations pending or, to Guarantor’s knowledge, threatened against or affecting Guarantor, nor to Guarantor’s knowledge, is there any basis for any of the same, and there are no lawsuits, suits or legal, administrative or other proceedings pending in which Guarantor is the plaintiff or claimant and which relate to any Property; and
Guaranty

there is no action, suit or legal, administrative or other proceeding pending or, to Guarantor’s knowledge, threatened which questions the legality or propriety of the transactions contemplated by the Guaranty.
  Whenever in this Guaranty, or in any document or certificate executed on behalf of Guarantor pursuant to this Guaranty, reference is made to the knowledge of Guarantor (whether by use of the words “knowledge” or “known”, or other words of similar meaning), such shall be deemed to referred to the actual knowledge of the following individuals, which individuals Guarantor represents and warrants to Landlord have significant responsibility for any one or more of policy making, major decisions or financial affairs of Guarantor: (i) Mr. Michael Andrews, (ii) Mr. Damon Fraser and (iii) Mr. Fred T. Grant, Jr.
     5. Guarantor’s Financial Covenants. Guarantor shall provide, or cause to be provided, to Landlord the following financial statements and information, all of which must be in a form reasonably acceptable to Landlord:
          (a) promptly and in any event within ninety (90) days after the end of each Fiscal Year, (i) audited statements of financial position of Guarantor as of the end of each such Fiscal Year, including a balance sheet, statement of income, statement of shareholder’s equity (deficit) and statement of cash flows for such Fiscal Year (“Annual Financial Statements”), which Annual Financial Statements shall be duly certified by an officer of Guarantor to fairly represent the financial condition of Guarantor, as of the date thereof provided, in no event however, will such information be provided before any applicable SEC 10K filings are made (provided further, however, that in the event that Guarantor fails to file its SEC 10K within ninety (90) days after any Fiscal Year, Guarantor shall be obligated to deliver (A) on or before the ninetieth (90th) day after the end of such Fiscal Year, financial statements of Guarantor regarding the fourth Fiscal Quarter of such Fiscal Year, including a balance sheet and statement of profits and losses for such Fiscal Quarter and (B) on the date Guarantor files its SEC 10K, the Annual Financial Statements, which statements shall be duly certified by an officer of Guarantor to fairly represent the financial condition of Guarantor, as of the date thereof, prepared by Guarantor in accordance with generally accepted accounting principles as in effect in the United States of America from time to time (“GAAP”), and accompanied by a statement of a nationally recognized accounting firm acceptable to Landlord in its sole discretion that such financial statements present fairly, in all material respects, the financial condition of Guarantor as of the end of the Fiscal Year being reported on and that the results of the operations and cash flows for such year were prepared, and are being reported on, in conformity with GAAP, and (ii) such other information of Guarantor reasonably requested by Landlord in form and substance reasonably acceptable to Landlord;
          (b) promptly and in any event within forty-five (45) days after the end of each Fiscal Quarter, for Fiscal Quarters 1-3, (i) quarterly statements of the financial position of Guarantor, including a balance sheet, a statement of profits and losses, and a statement showing the cash flows for the previous twelve (12) month period, such quarterly statements of financial position to be certified by an officer of Guarantor to fairly represent the financial condition of Guarantor as of the date thereof and to have been prepared and reported in conformity with GAAP and (ii) a compliance certificate from Guarantor, in form and substance reasonably
Guaranty

acceptable to Landlord and such other financial information of Guarantor reasonably requested by Landlord supporting the statements contained in any such compliance certificate;
          (c) any financial statements distributed to any secured lender of Guarantor within five (5) business days after such distribution; and
          (d) such other information with respect to the Guarantor that may be reasonably requested from time to time by Landlord, within a reasonable time after the applicable request.
          “Fiscal Year” shall mean a fiscal year from approximately July to June and “Fiscal Quarter” shall mean approximately July through September, approximately October through December, approximately January through March, and approximately April through June. The last day of each Fiscal Year is the Wednesday closest to June 30th.
  Guarantor acknowledges that Landlord must comply with certain financial audit requirements and Landlord will suffer damages from Guarantor’s failure to deliver any of the financial information required in Subsections 5(i) though (v) (the “Key Financial Statements”) as and when due. If Guarantor fails to deliver any Key Financial Statements as and when due, subject to Force Majeure, Guarantor shall pay Landlord a fee equal to US$500 for each missing Key Financial Statement per each day that Guarantor has failed to deliver any such Key Financial Statements (the “Financial Statements Default Fee”). The Financial Statements Default Fee (y) shall be immediately due and payable without notice or demand by Landlord and (z) is in addition to, and not in lieu of, any other remedy of Landlord under this Guaranty regarding Guarantor’s failure to deliver the Key Financial Statements. Guarantor’s payment of the Financial Statements Default Fee does not cure any default caused by the failure to deliver any Key Financial Statement in a timely manner.
     6. Waiver of Defenses. Guarantor waives (a) any right to require Landlord to (i) proceed against Tenant or any other person or entity; (ii) proceed against or exhaust any security held from Tenant or Guarantor; (iii) pursue any other remedy in Landlord’s power against Tenant which Guarantor cannot itself pursue, and which would lighten its burden; (b) all statutes of limitation as a defense to any action brought against Guarantor by Landlord to the fullest extent permitted by law; (c) any defense based upon any legal disability of Tenant, or any discharge or limitation of the liability of Tenant to Landlord, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other similar cause; (d) presentment, demand, protest and notice of any kind; and (e) any defense based upon or arising out of any defense which Tenant may have to the payment or performance of any part of Tenant’s Obligations, other than any defense arising under the express terms of the Lease. Guarantor waives all demand and notices, including demands for performance, notices of non-performance, notices of non-payment and notice of acceptance of this Guaranty.
     7. Effect of Tenant’s Bankruptcy. Without limiting anything contained in Section 4 of this Guaranty, the liability of Guarantor under this Guaranty shall in no way be affected by: (a) the release or discharge of Tenant in any creditor proceeding, receivership, bankruptcy or other proceeding; (b) the impairment, limitation, or modification of Tenant’s liability or the estate, or of any remedy for the enforcement of Tenant’s liability, which may result from the
Guaranty

operation of any present or future provision of the Bankruptcy Code (Title 11 of the United States Code, as amended; 11 U.S.C. §§ 101-1330) or any bankruptcy, insolvency, debtor relief statute (state or federal), any other statute, or from the decision of any court; (c) the rejection or disaffirmance of the Lease, or any portion of the Lease, in any such proceeding; (d) the cessation, from any cause whatsoever, whether consensual or by operation of law, of Tenant’s liability to Landlord resulting from any such proceeding; or (e) the modification or replacement of Tenant’s Obligations in any such proceeding.
     8. Waiver of Subrogation.
          (a) Notwithstanding any other provision of this Guaranty to the contrary, until Tenant’s Obligations are fully performed and paid, during the continuance of an Event of Default, Guarantor hereby waives any claims or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of Tenant’s Obligations, which claims or other rights arise from the existence or performance of Guarantor’s obligations under this Guaranty (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Tenant, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provision, any amount shall be paid to Guarantor on account of any Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when Tenant’s Obligations shall not have been paid or performed in full during the continuance of an Event of Default, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Tenant to Landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied upon Tenant’s Obligations, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine.
          (b) During the continuance of an Event of Default, to the extent that any of the provisions of subsection (a) of this Section 8 shall not be enforceable, Guarantor agrees that until such time as Tenant’s Obligations have been paid and performed in full and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Landlord’s right to full payment and performance of Tenant’s Obligations, and Guarantor shall not enforce Guarantor’s Conditional Rights during such period.
     9. Costs and Expenses. If Guarantor fails to perform any of its obligations under this Guaranty or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Guaranty, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either party in
Guaranty

enforcing a judgement in its favor under this Guaranty shall be recoverable separately from and in addition to any other amount included in such judgement, and such attorney’s fees’ obligation is intended to be severable from the other provisions of this Guaranty and to survive and not be merged into any such judgement.
     10. Notices.
          (a) Any notice, demand or request by Landlord to Guarantor shall be in writing and shall be deemed to have been duly given or made if given or served by Landlord, (i) by hand delivery to Guarantor, or (ii) by delivery to Guarantor via overnight courier such as Federal Express, or (iii) by delivery to Guarantor via certified or registered mail addressed to Guarantor at the following address:
Buffets, Inc.
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: Mike Andrews, CEO
Telephone: (651) 365-2626
Facsimile: (651) 365-2721
with a copy to:
Buffets, Inc.
c/o Buffet Holdings, Inc.
1460 Buffet Way
Eagan, Minnesota 55121
Attention: H. Thomas Mitchell, Esq.
Telephone: (651) 365-2631
Facsimile: (651) 365-2224
with a copy to:
Kirkland & Ellis, LLP
200 East Randolph Drive
Chicago, Illinois 60601
Attention: Gregory Spitzer, Esq.
Telephone: (312) 861-2115
Facsimile: (312) 660-0274
          (b) If given or served by Guarantor, (1) by hand delivery to Landlord, (2) by mailing same to Landlord by U.S. registered or certified mail, postage prepaid, return receipt requested, or (3) by delivery by overnight courier such as Federal Express, all delivered and addressed to Landlord at the following address:
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[                                                            ]
c/o Drawbridge Special Opportunities Fund LP
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attn: Constantine M. Dakolias, CCO
         and Glenn P. Cummins, CFO
Telephone: (212) 798-6100
Facsimile: (212) 202-3685
with a copy to:
Fortress Investment Group
5221 N. O’Connor Boulevard, Suite 700
Irving, Texas 75039
Attn: David Pettijohn
Telephone: (972) 532-4340
Facsimile: (972) 532-4343
with a copy to:
Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010
Attn: Marc I. Hayutin, Esq.
Telephone: (213) 896-6018
Facsimile: (213) 896-6600
          (c) All notices, demands, requests or other communications hereunder shall be deemed to have been given or served: (1) if hand delivered, on the date received (or the date delivery is refused) by the recipient party; (2) if delivered by registered or certified mail, three (3) days after the date of posting as marked on the U.S. postage receipt; and (3) if by Federal Express or similar overnight courier service, on the date of receipt (or the date delivery is refused) by the recipient party.
          (d) Either Landlord or Guarantor may from time to time change its address for receiving notices under this Guaranty by providing written notice to the other party in accordance with this Section 10.
     11. Delay; Cumulative Remedies. No delay or failure by Landlord to exercise any right or remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord against Tenant and Guarantor are cumulative.
     12. Jurisdiction; Waiver Of Jury Trial.
          GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR
Guaranty

PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY.
          GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LANDLORD EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING FROM THIS GUARANTY, OR THE GUARANTY’S VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING (INCLUDING TORT AND CLAIMS FOR BREACH OF DUTY) BETWEEN GUARANTOR AND LANDLORD.
     13. Miscellaneous.
          (a) This Guaranty shall bind Guarantor, its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.
          (b) The invalidity or unenforceability of any one or more provisions of this Guaranty will not affect any other provision.
          (c) This Guaranty and each and every term and provision thereof shall be construed in accordance with the laws of the State of New York without regard to conflict of law principles.
          (d) Guarantor expressly declares that it knows and understands the contents of this Guaranty and has had an opportunity to consult with legal counsel as to its form and content.
          (e) Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except as set forth in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing.
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Guaranty

          IN WITNESS WHEREOF, Guarantor has executed this instrument on the day and year first above written.

“GUARANTOR”

BUFFETS, INC.,
a Minnesota Corporation

By:

Name: Damon Fraser
Title: Vice President
Guaranty

EXHIBIT G
FORM OF SNDA
(See attached)
MASTER LAND AND BUILDING LEASE

FORM OF MASTER LEASE SUBORDINATION AGREEMENT

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Attn:

Loan No.

SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT,
ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease To Deed of Trust)

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.
THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made DATE OF DOCUMENTS by and between BORROWER NAME, a general partnership (“Owner”), NAME OF LESSEE HERE (“Lessee”) and NAME OF LENDER HERE (“Lender”).
R E C I T A L S
A.	Pursuant to the terms and provisions of a lease dated DATE OF LEASE HERE (“Lease”), Owner, as “Lessor”, granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).
B.	Said Lease contains provisions and terms granting Lessee an option to purchase the Property (the “Option To Purchase”).
C.	Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing (“Deed of Trust”) securing, among other things, a promissory note (“Note”) in the principal sum of LOAN AMOUNT AND
Form of Master Lease Subordination
Agreement

NO/100THS DOLLARS ($LOAN AMOUNT NOS.), dated DATE OF DOCUMENTS, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein (“Loan”). The Deed of Trust is to be recorded concurrently herewith.

D.	As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and the Option To Purchase and that the Lessee specifically and unconditionally subordinate the Lease and the Option To Purchase to the lien of the Deed of Trust.
E.	Owner and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender.
NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:
1. SUBORDINATION. Owner and Lessee hereby agree that:
1.1	Prior Lien. The Deed of Trust securing the Note in favor of Lender, all of the terms, covenants, provisions and conditions thereof, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease and the Option To Purchase;
1.2	Subordination. Lender would not make the Loan without this agreement to subordinate; and
1.3	Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease and the Option To Purchase to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease and the Option To Purchase, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease and the Option To Purchase to a deed or deeds of trust or to a mortgage or mortgages.
AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:
1.4	Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;
1.5	Waiver, Relinquishment and Subordination. Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee’s right, title
Form of Master Lease Subordination
Agreement

and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.
2.	ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.
3.	ESTOPPEL. Lessee acknowledges and represents that:
3.1	Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;
3.2	No Default. To the best of Lessee’s knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;
3.3	Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and
3.4	No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state “None”) .
4.	ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:
4.1	Modification, Termination and Cancellation. Lessee will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent and will not make any payment to Lessor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent;
4.2	Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such default within thirty (30) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender with-in such thirty (30) day period, the
Form of Master Lease Subordination
Agreement

commencement of action by Lender within such thirty (30) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;
4.3	No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and
4.4	Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust.
5.	ATTORNMENT. In the event of a foreclosure under the Deed of Trust, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Deed of Trust) as follows:
5.1	Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;
5.2	Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor’s interest in the Lease and giving written notice thereof to Lessee;
5.3	No Offset. Lender shall not be liable for, nor subject to, any offsets, defenses or counterclaims which Lessee may have by reason of any act or omission of Lessor under the Lease, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and
5.4	Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor’s interest by Lender, all of such obligations shall terminate as to Lender.
5.5	Lender Not Bound or Liabile. Notwithstanding the continuation of the Lease or the attornment of Lessee thereunder, Lender shall not:
(i)	be liable for any act or omission of Lessor under the Lease;
Form of Master Lease Subordination
Agreement

(ii)	be bound by any modification of the Lease or by any previous prepayment of rent or additional rent made more than one (1) month prior to the date same was due which Lessee might have paid to Lessor, unless such modification or prepayment shall have been expressly approved in writing by Lender;
(iii)	be liable or obligated to comply with or fulfill any of the obligations of the Lessor under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Property (or any portion thereof), leasehold improvements, Lessee work letters and/or similar items (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to the Lender or successor Lessor);
(vi)	be bound by any obligation to provide or pay for any services, repairs, maintenance or restoration provided for under the Lease arising prior to the date that Lender becomes the Lessor of Lessee (except to the extent of casualty proceeds or condemnation awards paid to Lender); or
(vii)	be bound by any obligation to repair, replace, rebuild, or restore the Property or any part thereof, in the event of damage by fire or other casualty, or in the event of partial condemnation (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to the Lender).
6.	NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no Event of Default on the part of Lessee under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure and not joined in the foreclosure unless a necessary party, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement; provided, however, that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property and any right of first refusal with respect to the Property.
7.	MISCELLANEOUS.
7.1	Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and
7.2	Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if
Form of Master Lease Subordination
Agreement

mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

“OWNER”		“LENDER”

BORROWER NAME, a general partnership

STREET ADDRESS

CITY, STATE ZIP

Attn:

Loan No.

“LESSEE”

NAME OF LESSEE HERE
LESSEE’S ADDRESS (STACKED) HERE
provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement.

To the extent that the Lease shall entitle Lessee to notice of the existence of any mortgage and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Lessee with respect to the Deed of Trust and Lender.

Any notice required or permitted to be given by Lessee to Lessor shall be simultaneously given also to Lender. Performance by Lender shall satisfy any conditions of the Lease requiring performance by Lessor, and Lender shall have a reasonable time to complete such performance as provided in Paragraph 4.2 hereof; and

7.3	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

7.4	Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

7.5	Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.
Form of Master Lease Subordination
Agreement

8.	INCORPORATION. Exhibit A and Lease Guarantor’s Consent are attached hereto and incorporated herein by this reference.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE:	THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.
IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

“OWNER”

BORROWER NAME,
a general partnership

By:

Its:

“LENDER”

,

By:

Signee’s Name
Its:	Signee’s Title

“LESSEE”

NAME OF LESSEE HERE

LESSEE SIGNATURE BLOCK HERE
(ALL SIGNATURES MUST BE ACKNOWLEDGED)
Form of Master Lease Subordination
Agreement

LEASE GUARANTOR’S CONSENT
The undersigned (“Lease Guarantor”) consents to the foregoing Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement and the transactions contemplated thereby and reaffirms its obligations under the lease guaranty (“Lease Guaranty”) dated DATE OF LEASE GUARANTY HERE. Lease Guarantor further reaffirms that its obligations under the Lease Guaranty are separate and distinct from Lessee’s obligations.
AGREED:

Dated as of: DATE OF DOCUMENTS	“LEASE GUARANTOR”
LEASE GUARANTOR BLOCK HERE
Form of Master Lease Subordination
Agreement

DESCRIPTION OF PROPERTY
EXHIBIT A to Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of DATE OF DOCUMENTS, executed by BORROWER NAME, a general partnership as “Owner”, NAME OF LESSEE HERE, as “Lessee”, and LENDER NAME, as “Lender”.
All that certain real property located in the County of PROPERTY COUNTY, State of California, described as follows:
APN
Form of Master Lease Subordination
Agreement

STATE OF CALIFORNIA
COUNTY OF	SS.

On this                      day of                                         , 20   , before me,                                                              a Notary Public in and for the State of California, personally appeared                                                                                                                                                                                                        personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal

Signature

My commission expires

Form of Master Lease Subordination
Agreement

EXHIBIT H
FORM OF ALABAMA BROKER’S LIEN AFFIDAVIT

STATE OF ALABAMA	)
:
COUNTY	)
BROKER’S LIEN AFFIDAVIT
           WHEREAS,                                           , a(n)                                            (“Landlord”), and                                           , a(n)                                            (“Tenant”) are parties to that certain Lease Agreement dated as of                                           , whereby Landlord has agreed to Lease to Tenant and Tenant has agreed to lease from Landlord the real property described on Exhibit “A” attached hereto (the “Property”).
          WHEREAS,                                          has agreed to issue a title insurance policy insuring the Property provided absolute assurance is given that there are no unpaid real estate commissions.
          NOW, THEREFORE, the undersigned Landlord, being first duly sworn, on oath, represents, warrants and states as follows:
          There is no unpaid or disputed real estate commission, all compensation due or to become due under any listing, agency, or other brokerage agreement has been paid or has been waived in writing by the potential lien claimant, and there has been no written notice received concerning any unpaid real estate commission which could give rise to a Broker’s Lien under Act #98-160, Regular Session, 1998, Alabama Legislature (Code of Alabama (1975) § 35-11-450 et seq.).
     EXECUTED AND DELIVERED as of the                      day of                     , 200_.

LANDLORD:

By

Name

Its

MASTER LAND AND BUILDING LEASE
EXHIBIT H

STATE OF	)
)
COUNTY	)
I,                                           , a Notary Public in and for said County and State, hereby certify that                                           , whose name as                                            of                                           , is signed to the foregoing instrument and who is known to me (or satisfactorily proven), acknowledged before me on this day that, being informed of the contents of the instrument, s/he, as such officer and with full authority, executed the same voluntarily (on the day the same bears date) on behalf of such entity for and as the act of said entity.
Given under my hand and official seal on                                         , 200_.

Notary Public

My commission expires:
MASTER LAND AND BUILDING LEASE
EXHIBIT H

EXHIBIT “A”
[INSERT LEGAL DESCRIPTION OF PROPERTY HERE]
MASTER LAND AND BUILDING LEASE
EXHIBIT H

SCHEDULE 1
RESTAURANT EQUIPMENT
          The term “Restaurant Equipment” shall include without limitation, with respect to each Demised Property, all of the following, whether now or hereafter owned or acquired by, or in which Tenant has any interest (whether unattached or attached by bolts and screws and/or by utility connections): décor items, office equipment, tables, chairs, seating stations, bus stations, beverage stations, grill areas, host stations, serving stations and equipment, steam tables, warming tables, stoves, ovens, fryers, ranges, grills, dishwashing equipment, non-built in shelving and racking, decorative light fixtures, stereo equipment, furniture, trade fixtures (including, but not limited to, window grills and countertops), remote or movable refrigeration and freezer systems, signage panels, building lettering, neon signage, food and customer service equipment, removable equipment, any and all inventory existing within or upon any Demised Property (including, without limitation, supplies, foods and beverages), and other similar type items of personal property now owned, acquired, held or used by Tenant in its restaurant operations, and all additions to, substitutions for and replacements of the foregoing.
          [Reference is hereby made to the last paragraph of Section 22.03 of this Lease relating to certain limitations on Landlord’s option to purchase the Restaurant Equipment for Fair Market Value pursuant to Article XXII.]
MASTER LAND AND BUILDING LEASE
SCHEDULE 1

SCHEDULE 2
ENVIRONMENTAL REPORTS
(See attached)
MASTER LAND AND BUILDING LEASE

SCHEDULE 2
ENVIRONMENTAL REPORTS

No.	Unit(s)	Report Date	Report Author(s)	Report Title
1.	438	Sep. 6, 2006	ATC Associates Inc.	Limited Phase II Subsurface Investigation

2.	255	Sep. 8, 2006	ATC Associates Inc.	Limited Phase II Subsurface Investigation

3.	466	Sep. 8, 2006	ATC Associates Inc.	Limited Phase II Subsurface Investigation

4.	All Leased	Sep. 8, 2006	ATC Associates Inc.	Fire Mountain/Ryan’s Portfolio [Leased Properties]
	Properties			2006 Historical Document Review
				Environmental Regulatory Database Summary
				(Note: Final version pending)

5.	All Feehold	Sep. 8, 2006	ATC Associates Inc.	Fire Mountain/Ryan’s Portfolio [Feehold Properties]
	Properties			2006 Historical Document Review
				Environmental Regulatory Database Summary

6.	102	May 19, 1998	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

7.	104	March 1998	S&ME, Inc.	Phase I Environmental Site Assessment

8.	105	Nov. 14, 2000	Earth Management Systems	Phase I Environmental Site Assessment

9.	107	Nov. 4, 2003	Froehling & Robertson, Inc.	Phase I Environmental Site Assessment

10.	114	Apr. 7, 1999	Spero Corporation	Phase I Environmental Assessment

11.	115	Oct. 22, 1996	Spero Corporation	Phase One Environmental Assessment

12.	116	Dec. 9, 1996	Spero Corporation	Phase One Environmental Assessment

13.	119	May 4, 1998	Spero Corporation	Phase I Environmental Assessment

14.	121	May 30, 2002	Qore Property Sciences	Report of Phase I Environmental Site Assessment

NOTE: Database Summary reports include references to prior environmental reports and other documents reviewed in connection with their preparation. It is the intent of the parties that any environmental problems specifically identified in such reports and documents should be considered to be specifically identified by the reference in the relevant Summary.

SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
15.	128	Apr. 4, 1997	Ground Engineering and	Letter to Ryan’s Steak Houses, Inc. re:
			Testing Service, Inc.	Phase I Environmental Site Study Report
				Proposed Ryan’s Steak House
				Corydon, Indiana
				Ground Engineering Project No. L-2055A

16.	131	Sep. 21, 2001	F&R	Phase I Environmental Site Assessment

17.	136	Feb. 12, 1997	Spero Corporation	Phase One Environmental Assessment

18.	138	Feb. 4, 1997	Spero Corporation	Phase One Environmental Assessment

19.	141	May 15, 2003	Froehling & Robertson, Inc.	Phase I Environmental Site Assessment

20.	142	Sep. 9, 1998	Corporation for	Phase I Environmental Site Assessment
			Environmental Management

21.	144	July 3, 2001	P.E. LaMoreaux & Associates,	Phase I Hazardous Substance Assessment of Property in Tuscaloosa, Alabama
			Inc. (PELA)

22.	147	February 1998	S&ME, Inc.	Phase I Environmental Site Assessment

23.	147	Feb. 11, 1999	Maude B. Davis	Interoffice Memorandum / Real Estate Department to:
				Bev Wilbourne re: attached February 16, 1998 S&ME letter authorizing Ryan’s to reply upon their Phase I Assessment.

24.	149	Jun. 30, 1995	Alabama Department of	Draft Underground Storage Tank Secondary Investigation Report
			Environmental Management
			and
			Geraghty & Miller, Inc.

25.	161	Dec. 31, 1998	Giles Engineering Associates, Inc.	Phase I Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
26.	163	Dec. 7, 1996	Spero Corporation	Phase One Environmental Assessment

27.	165	Feb. 22, 2000	Spero Corporation	Phase I Environmental Assessment

28.	179	Nov. 3, 2003	Froehling & Robertson, Inc.	Phase I Environmental Site Assessment

29.	180	Nov. 6, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

30.	184	Jan. 26, 2001	CEI Engineering	Environmental Site Assessment Phase I
			Associates, Inc.	Letter to Ryan’s Steak Houses, Inc. re:
				Environmental Site Assessment Phase I
				Ryan’s Family Steak House
				Melrose Street @ Airline Drive
				Bossier City, Louisiana
				CEI Project # 16093.1219.350

31.	186	Oct. 28, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

32.	187	May 30, 1997	Spero Corporation	Phase I Environmental Assessment

33.	188	May 23, 2000	Earth Management	Phase I Environmental Site Assessment
			Systems, Inc.	Letter to Ryan’s Steak Houses, Inc. re:
				Phase I Environmental Site Assessment
				Proposed Ryan’s Steak House Site, Richland County, South Carolina
				Earth Management Systems Project No. 2000-10-036

34.	204	Nov. 24, 2000	Spero Corporation	Phase One Environmental Assessment

35.	220	June 1993	Geotech Engineering and	Phase I Environmental Reconnaissance Study
			Testing Service

36.	221	Feb. 1, 1990	Richard G. Hunter, Ph.D.	Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
37.	225	Jan. 6, 1997	Leonard J. Chauvin,	Phase I Environmental Site Assessment
			Jr., Inc.	Letter to Mr. Nick Montanez, Ryan’s Family Steak House’s [sic], Inc. re:
				Phase I Environmental Site Assessment
				Ryan’s Site – Denham Springs, Louisiana
				LC #96-233ESA

38.	228	Sep. 30, 1999	Spero Corporation	Phase I Environmental Assessment

39.	237	Nov. 13, 1989	Jones and Neuse, Inc.	Phase I Environmental Site Assessment

40.	238	Feb. 26, 1990	Terracon Environmental, Inc.	Limited Scope Environmental Site Assessment

41.	246	Dec. 3, 1990	Earth Management	Environmental Assessment Report
			Systems, Inc.	Letter to Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental/Prebuy Assessment Report
				Ryan’s Monroe Property
				Earth Management Systems Reference No. 9010-220

42.	247	Jun. 24, 1991	Larron Laboratory	Phase I – Environmental Site Assessment

43.	247	Nov. 29, 1990	Earth Management	Environmental Assessment Report
			Systems	Letter to Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental/Prebuy Assessment Report
				Ryan’s Clarksville Property
				Earth Management Systems Reference No. 9010-212

44.	249	Oct. 18, 1991	Gore Engineering, Inc.	Letter to Ryan’s Family Steak Houses, Inc. re:
				Environmental Site Assessment
				Ryan’s Family Steak House
				La.Hwy. 3040 vicinity Hollywood Rd.
				Houma, Louisiana
				Our Project No. 4965ESA

45.	250	Oct. 3, 1989	Maxim Engineers, Inc.	Environmental Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
46.	251	Dec. 3, 1991	Earth Management Systems	Environmental Assessment Report
				Letter to Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental/Prebuy Assessment Report
				Ryan’s Simpsonville
				Earth Management Systems Reference No. 9110-224

47.	252	Aug. 15, 1991	ATEC Associates, Inc.	Letter to Ryan’s Family Steak House re:
				Phase I Environmental Site Assessment
				2.5663 Acres of Vacant Land
				Cherry Lane
				White Settlement, Texas
				ATEC Report No. 25-04921

48.	254	Apr. 15, 1992	Louis J. Capozzoli &	Fax Cover from Charles L. Eustis to:
			Associates, Inc.	Mr. Edward M. Cochran, P.E.
				Re: Appendix, Design of Asphalt Pavements and Parking Lots [attached]
				Appendix, Specifications for Compaction of Clay Soils

49.	254	Apr. 16, 1992	Louis J. Capozzoli &	Fax Cover from Charles L. Eustis:
			Associates, Inc.	Mr. Edward M. Cochran, P.E.
				Re: Geotechnical Engineering
				Letter to Ryan’s Family Steak Houses, Inc.
				Re: Geotechnical Engineering
				Ryan’s Steak House
				Hammond, Louisiana
				Our File: 92-30

50.	255	Jun. 21, 1990	Roth Asbestos and	Environmental Assessment
			Environmental Consultants
			Incorporated

51.	261	Mar. 23, 1992	Law Engineering	Letter to Mr. Edward M. Cochran, P.E., re:
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
				Report of Preliminary Environmental Site Assessment
				Ryan’s Family Steak House
				Mel Browning Street
				Bowling Green, Kentucky
				Law Engineering Project No. 417.92280.01

52.	262	Dec. 6, 1991	Earth Management Systems	Environmental Assessment Report
				Letter to Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental/Prebuy Assessment Report
				Ryan’s North Myrtle Beach Property
				Earth Management Systems Reference No. 9110-223

53.	264	May 8, 1992	Law Engineering	Preliminary Environmental Site Assessment

54.	266	Apr. 20, 1992	ATEC Associates, Inc.	Phase I Environmental Site Assessment

55.	267	Oct. 31, 1991	Law Engineering	Report of Preliminary Environmental Site Assessment

56.	268	Jun. 5, 1992	Law Engineering	Report of Preliminary Environmental Site Assessment

57.	270	Sep. 4, 1992	ATEC Associates, Inc.	Phase I Environmental Site Assessment

58.	271	No Date	Whitney & Associates	Report of Environmental Assessment

59.	274	Sep. 16, 1992	Atlanta Testing & Engineering	Report of Phase I Environmental Assessment

60.	276	Jan. 27, 2004	Qore Property Sciences	Report of Phase I Environmental Site Assessment

61.	278	Nov. 1992	Geotech Engineering and	Phase I Environmental Site Reconnaissance Study
			Testing Servicing

62.	279	Sep. 21, 1992	Earth Management Systems	Environmental Assessment Report
				Letter to Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental/Prebuy Assessment Report
				Proposed Ryan’s site [sic], Lumberton, North Carolina
				Earth Management Systems Reference No. 9210-116

63.	280	Sep. 29, 1992	Anderson Engineering	Phase I Environmental Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
			Consultants, Inc.

64.	281	Rec’d 5-21-90	Whitney & Associates	Report of Environmental Assessment
				Memorandum from Stan Tzouvelekas to Morgan Graham dated October 2, 1992 re: attached Phase 1’s from Wal-Mart

65.	282	Nov. 17, 1992	Earth Management	Environmental Assessment Report
			Systems	Letter to Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental/Prebuy Assessment Report
				Ryan’s Carterville property [sic]
				Earth Management Systems Reference No. 9210-140

66.	283	January 1993	EMG, Inc.	Phase I Environmental Site Assessment

67.	285	Apr. 4, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

68.	287			[no info on this report]
				Appendix B
				Preliminary Environmental Site Assessment
				Proposed Walmart-Sam’s Site
				Champaign, Illinois

69.	291	Jan. 28, 1993	Engineering Surveys and	Letter to Mr. Frank Frascona, Ryan’s Family Steak Houses, Inc. re:
			Services	Phase I Environmental Site Assessment
				Update for the Howard Johnson Property
				Columbia, Missouri

70.	292	Dec. 14, 1992	ATEC Associates, Inc.	Phase I Environmental Site Assessment

71.	293		Law Engineering	Addendum to Report of Subsurface Exploration
				Wal-Mart Shopping Center
				Suffolk, Virginia

72.	294	Jun. 15, 1993	Professional Service Industries, Inc.	Phase I Preliminary Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
73.	296	February 1992	Geotech Engineering and	Phase I Environmental Site Reconnaissance Study
			Testing Servicing

74.	297	May 28, 1993	Professional Service	Preliminary Site Assessment Report
			Industries, Inc.

75.	300	May 5, 1993	Grubbs, Garner &	Letter to Ryan’s Family Steak Houses, Inc. re:
			Hoskyn, Inc.	Phase I Environmental Site Assessment
				Ryan’s Family Steak House
				Baseline Road
				Little Rock, Arkansas

76.	302	Sep. 16, 1993	Law Engineering	Letter to Ryan’s Family Steakhouses, Inc. re:
				Report of Preliminary Environmental Site Assessment
				2.19 Acres
				SC Highway 123
				Seneca, South Carolina
				Law Engineering Project Number 2490534801

77.	305	Mar. 29, 1993	ATEC Associates, Inc.	Phase I Environmental Site Assessment

78.	307	Jun. 21, 1993	Geotek Engineering	Level I Environmental Site Assessment
			Company, Inc.	Letter to Ryan’s Family Steak Houses, Inc. re:
				Level I Environmental Site Assessment
				Ryan’s Family Steak Houses, Inc.
				Cleveland, TN
				Geotek Project No. 93-3532

79.	308	Nov. 15, 1992	Geotek Engineering	Level I Environmental Site Assessment
			Company, Inc.	Letter to Ryan’s Family Steak Houses, Inc. re:
				Level I Environmental Site Assessment
				Proposed Ryan’s Family Steak Houses, Inc.
				Oak Ridge, Tennessee
				Geotek Project No. 93-3682
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
80.	309	Sep. 13, 1990	ATEC Associates, Inc.	Phase I Environmental Site Assessment

81.	311	Rec’d Dec. 8, 1993	Spero Corporation	Phase I Environmental Site Assessment

82.	312	Feb. 11, 1994	Hydro-Environmental	Phase I Environmental Site Investigation
			Technology, Inc.

83.	313	Oct. 21, 1993	Hurt & Proffitt, Inc.	Environmental Assessment — Phase I

84.	314	Nov. 2, 1993	ATEC Associates, Inc.	Environmental Site Assessment

85.	316	Dec. 1, 1993	Schnabel Engineering	Letter to Ryan’s Family Steak House, Inc. re:
			Associates	Contract 933510, Geotechnical Engineering Study, Ryan’s Family Steak House, New River Valley Mall, Christianburg, Virginia

86.	317	Nov. 15, 1993	Law Engineering, Inc.	Letter to Ryan’s Family Steak Houses, Inc. re:
				Report of a Preliminary Environmental Site Assessment
				Proposed Ryan’s Restaurant Site
				North Golden Isles Parkway at Scranton Road
				Brunswick, Georgia
				LAW Project No. 444-07100.01

87.	318	Mar. 18, 1993	ERM-Rocky Mountain, Inc.	Environment Assessment

88.	323	Jul. 27, 1994	Engineering Tectonics, P.A.	Environmental Site Assessment

89.	324	Feb. 28, 1994	ETS	Level I Environmental Site Assessment

90.	325	Aug. 8, 1994	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

91.	326	Jul. 29, 1994	Professional Service Industries, Inc.	Phase I Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
92.	327	Oct. 10, 1994	Geronimos Environmental	Phase I Environmental Site Assessment
			Consultants

93.	328	Dec. 14, 1992	Anderson Engineering	Phase I Environmental Assessment
			Consultants, Inc.

94.	329	Dec. 31, 1991	Enecotech, Inc.	Site Characterization Report

95.	330	Aug. 5, 1994	Hazclean Environmental	A Final Engineering Report on a Phase I Environmental
			Consultants, Inc.	Audit and Assessment

96.	331	May 1993	Springer Engineering, Inc.	Phase I Environmental Site Assessment

97.	332	Dec. 19, 1994	Spero Corporation	Environmental Site Assessment Phase One

98.	333	Jun. 17, 1993	Professional Service	Preliminary Site Assessment Report
			Industries, Inc.

99.	334	Sep. 6, 1994	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

100.	335	Mar. 25, 1995	Spero Corporation	Phase One Environmental Site Assessment

101.	336	Sep. 7, 1994	Corporation for	Environmental Site Assessment
			Environmental Management

102.	337	Oct. 21, 1994	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

103.	341	Jan. 28, 1994	Terracon Environmental, Inc.	Phase I Environmental Site Assessment with Limited Phase II and Asbestos Sampling

104.	342	January 1995	Professional Service Industries, Inc.	Phase I Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
105.	345	April 7, 1993	Environmental Audits &	Phase I Environmental Assessment
			Consultants, Inc.

106.	346	Sep. 12, 1994	Atlanta Testing & Engineering	Report of Phase I Environmental Assessment

107.	347	August 1995	Smith & Company	Phase I Environmental Assessment

108.	348		Northwest Envirocon, Inc.	Phase I Environmental Site Assessment

109.	350	Jun. 15, 1995	Spero Environmental Services	Phase One Environmental Site Assessment

110.	352	Dec. 22, 1995	Spero Corporation	Phase One Environmental Site Assessment

111.	353	Jan. 12, 1995	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

112.	355	Sep. 29, 1995	Spero Environmental Services	Phase One Environmental Site Assessment

113.	356	Jan. 4, 1996	Spero Corporation	Phase One Environmental Site Assessment

114.	357	Jan. 10, 1996	Atlanta Testing & Engineering	Report of Phase I Environmental Assessment

115.	358	Jul. 29, 1994	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

116.	359	Aug. 31, 1995	Spero Corporation	Phase One Environmental Site Assessment

117.	360	Dec. 22, 1995	Tribble & Richardson, Inc.	Phase I Environmental Site Assessment

118.	362	Dec. 9-16, 1994	Spero Corporation	Environmental Site Assessment Phase One

119.	366	Jun. 7, 1994	Professional Service Industries, Inc.	Phase I Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
120.	367	Feb. 8, 1996	Bhate Environmental	Phase I Environmental Site Assessment
			Associates, Inc.

121.	370	Jun. 27, 1996	Spero Corporation	Phase One Environmental Assessment

122.	371	Feb. 23, 1996	Gallet & Associates of	Phase I Environmental Site Assessment
			Georgia, Inc.

123.	373	Aug. 25, 1995	Benchmark Environmental	Phase I Environmental Site Assessment
			Consultants

124.	373	Oct. 23, 1995	Benchmark Environmental	Phase I Environmental Site Assessment
			Consultants

125.	376	Jan. 10, 1996	Leonard J. Chauvin,	Letter to Dr. John Bruza, U.S. Army Corps of Engineers re:
			Jr., Inc.	Wetlands Delineation Report
				Zachary, Louisiana Site
				LC #95-519-WET

126.	377	Mar. 8, 1996	Spero Corporation	Phase One Environmental Site Assessment

127.	378	Jun. 28, 1994	Law Engineering, Inc.	Report of Phase I Environmental Site Assessment

128.	379	Oct. 22, 1996	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

129.	380	Jan. 29, 1996	Tribble & Richardson, Inc.	Phase I Environmental Site Assessment

130.	381	[DATE COVERED BY POST-IT ON COPY]	Spero Corporation	Phase One Environmental Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
131.	381	May 10, 1995	Hazclean Environmental	Phase I Environmental Site Assessment
			Consultants, Inc.

132.	383	Oct. 31, 1996	Grubbs, Garner &	Letter to Ryan’s Development Center re:
			Hoskyn, Inc.	Phase I Environmental Site Assessment
				Property at Central Avenue and Higdon Ferry Road
				Hot Springs, Arkansas

133.	384	November 1995	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

134.	385	Jan. 31, 1996	Tribble & Richardson, Inc.	Phase I Environmental Site Assessment

135.	386	Apr. 15, 1997	Spero Corporation	Phase One Environmental Assessment

136.	388	Nov. 30, 1992	Civil & Environmental	Report of Findings Phase I Environmental Assessment
			Consultants, Inc.

137.	389	May 1993	Springer Engineering, Inc.	Phase I Environmental Site Assessment

138.	390		Whitney & Associates	Report of Environmental Assessment

139.	391	Aug. 26, 1996	Spero Corporation	Phase One Environmental Assessment

140.	392	Dec. 18, 1997	Spero Corporation	Phase I Environmental Assessment

141.	393	Feb. 26, 1996	S&ME, Inc.	Report of Phase I Environmental Site Evaluation

142.	394	Jan. 7, 1998	Giles Engineering	Phase I Environmental Site Assessment
			Associates, Inc.

143.	395	Apr. 10, 1996	Spero Corporation	Phase One Environmental Assessment

144.	396	Apr. 4, 1997	Spero Corporation	Phase One Environmental Site Assessment

145.	397	May 20, 1998	Law	Report of Phase I Environmental Assessment

146.	398	Aug. 13, 1996	Spero Corporation	Phase One Environmental Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
147.	399	Apr. 21, 1997	Beik Engineering, Inc.	Phase I Environmental Assessment Certification
				Letter to Roger Gade, Ryan’s Family Steak Houses, Inc. re:
				Phase I Environmental Assessment
				Ryan’s Steak House
				Burlington, Iowa

148.	400	Nov. 26, 1996	Spero Corporation	Phase One Environmental Assessment

149.	401	Jun. 20, 1996	Spero Corporation	Phase One Environmental Assessment

150.	402	Jan. 6, 1999	Spero Corporation	Phase I Environmental Assessment

151.	403	Dec. 21, 1993	ATEC	Phase I Environmental Site Assessment

152.	404	Dec. 18, 1998	Spero Corporation	Phase One Environmental Assessment

153.	405	Jul. 15, 1996	Geronimos Environmental	Phase I Environmental Site Assessment
			Consultants

154.	406	Jun. 3, 1996	Spero Corporation	Phase One Environmental Assessment

155.	409	Apr. 9, 1999	Spero Corporation	Phase One Environmental Assessment

156.	410	Nov. 18, 1997	Gallet & Associates of	Phase I Environmental Site Assessment Update
			Georgia, Inc.

157.	410	Aug. 21, 1998	Spero Corporation	Phase One Environmental Assessment

158.	411	October 1996	Professional Service	Phase I Environmental Site Assessment
			Industries, inc.

159.	412	Aug. 16, 1996	Spero Corporation	Phase One Environmental Assessment

160.	413	Jul. 2, 1996	Terracon Environmental Inc.	Phase I Environmental Site Assessment

161.	416	Jul. 15, 1999	Giles Engineering	Phase I Environmental Site Assessment
			Associates, Inc.

162.	418	Jan. 17, 2000	Spero Corporation	Phase I Environmental Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
163.	419	Feb. 28, 1997	Spero Corporation	Phase One Environmental Assessment

164.	420	Jun. 25, 2000	Spero Corporation	Phase One Environmental Assessment

165.	421	Sep. 11, 1996	Leonard J. Chauvin,	Phase I Environmental Site Assessment
			Jr., Inc.	Letter to Mr. Nick Montanez, Ryan’s Family Steak House’s [sic], Inc. re:
				Phase I Environmental Site Assessment
				Ryan’s Site – Bayou Vista, Louisiana
				LC Project No. 96-165ESA

166.	422	May 29, 2000	Spero Corporation	Phase One Environmental Assessment

167.	423	Feb. 9, 2000	PSI	Phase I Environmental Site Assessment

168.	424	Jul. 13, 2000	Spero Corporation	Phase One Environmental Assessment

169.	425	May 21, 1999	Alt & Witzig Engineering,	Phase I Environmental Site Assessment
			Inc.

170.	426	Jan. 4, 1999	Triad Engineering, Inc.	Report of Phase I Environmental Site Assessment Update

171.	427	Apr. 12, 2000	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

172.	428	Jul. 21, 1999	Midwest Engineering	Phase I Environmental Site Assessment
			Services, Inc.

173.	430	Jul. 9, 1998	Geotech Engineering &	Phase I Environmental Site Assessment
			Testing, Inc.

174.	431	Feb. 22, 2001	Environmental Works Inc.	Phase I Environmental Site Assessment

175.	432	Jan. 9, 2001	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

176.	433	Apr. 13, 2000	Professional Service	Phase I Environmental Site Assessment
			Industries, Inc.

177.	434	Jun. 1, 2000	Spero Corporation	Phase One Environmental Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
178.	435	Jun. 19, 2000	Spero Corporation	Phase I Environmental Assessment

179.	436	January 1997	Rapps Engineering & Applied Science	Phase I Environmental Site Assessment

180.	438	Jul. 28, 2000	Spero Corporation	Limited Phase II Environmental Assessment

181.	439	Apr. 9, 1999	Giles Engineering	Phase I Environmental Site Assessment
			Associates, Inc.

182.	440	May 15, 1997	Spero Corporation	Phase One Environmental Assessment

183.	441	Aug. 15, 1996	Spero Corporation	Phase One Environmental Assessment

184.	442	May 1, 2001	Triad Engineering, Inc.	Report of Phase I Environmental Site Assessment

185.	443	Mar. 14, 2000	Spero Corporation	Phase I Environmental Assessment

186.	445	Mar. 17, 2000	Froehling & Robertson, Inc.	Phase I Environmental Site Assessment

187.	447	Aug. 30, 200	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

188.	448	Aug. 8, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

189.	449	Aug. 1, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

190.	450	Aug. 1, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

191.	451	Jan. 17, 2003	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

192.	452	April 14, 2003	Qore Property Sciences	Report of Phase I Environmental Site Assessment

193.	454	March 24, 2003	Engineering Consulting Services, LTD	Phase I Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
194.	455	Dec. 21, 1994	Environmental Wells	Basic Phase I Environmental Site Assessment
			Development, Inc.

195.	456	Nov. 6, 2003	Froehling & Robertson, Inc.	Phase I Environmental Site Assessment

196.	457	Aug. 11, 2003	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

197.	458	Jan. 7, 2003	Froehling & Robertson, Inc.	Phase I Environmental Site Assessment

198.	459	Sept. 9, 2003	Wright Padgett Christopher (WPC)	Phase I Environmental Site Assessment

199.	460	July 18, 2003	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

200.	461	June 13, 2002	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

201.	462	Dec. 1, 2003	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

202.	464	Feb. 19, 2004	S&ME	Phase I Environmental Site Assessment Update

203.	466	Jan. 30, 2004	Qore Property Sciences	Report of Phase I Environmental Site Assessment

204.	467	April 2, 2004	Patriot Engineering and	Phase I Environmental Site Assessment
			Environmental, Inc.

205.	468	Dec. 5, 2003	Qore Property Sciences	Report of Phase I Environmental Site Assessment

206.	469	Oct. 16, 2003	Qore Property Sciences	Report of Phase I Environmental Site Assessment

207.	470	June 2, 2004	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

208.	471	Aug. 18, 2004	GME Engineering	Report of Environmental Site Assessment Phase One

209.	472	Aug. 20, 2004	Qore Property Sciences	Report of Phase I Environmental Site Assessment
SCHEDULE 2      MASTER LAND AND BUILDING LEASE

No.	Unit(s)	Report Date	Report Author(s)	Report Title
210.	473	May 11, 2004	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

211.	474	Aug. 13, 2004	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD

212.	475	March 24, 2004	Engineering Consulting	Phase I Environmental Site Assessment
			Services, LTD
SCHEDULE 2      MASTER LAND AND BUILDING LEASE